                                                        File No. 33-51294
                                                        File No. 811-7140

                        SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                    --------------
                                      FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                              POST-EFFECTIVE AMENDMENT NO. 18             /X/

                                         and
                         REGISTRATION STATEMENT UNDER THE                 / /
                             INVESTMENT COMPANY ACT OF 1940               /X/

                                   AMENDMENT NO. 20



                                    --------------
                              MORGAN STANLEY FUND, INC.
                  (Exact Name of Registrant as Specified in Charter)
                1221 Avenue of the Americas, New York, New York  10020
                       (Address of Principal Executive Office)
                     Registrant's Telephone Number (800) 548-7786
                              Harold J. Schaaff, Esquire
                         Morgan Stanley Asset Management Inc.
                1221 Avenue of the Americas, New York, New York  10020
                       (Name and Address of Agent for Service)
                                    --------------

                                      COPIES TO:
             Warren J. Olsen                     Richard W. Grant, Esquire
    Morgan Stanley Asset Management Inc.        Morgan, Lewis & Bockius LLP
       1221 Avenue of the Americas                 2000 One Logan Square
           New York, NY 10020                      Philadelphia, PA 19103
                                    --------------

   -------------------------------------------------------------------------



            IT IS PROPOSED THAT THIS FILING BE EFFECTIVE
                 (CHECK APPROPRIATE BOX)
             / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485

            /X/ ON JANUARY 2, 1996 PURSUANT TO PARAGRAPH (B) OF RULE 485
             / / 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A) OF RULE 485

             / / ON (DATE) PURSUANT TO PARAGRAPH (A) OF RULE 485
             / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A) OF RULE 485


   ------------------------------------------------------------------------


     REGISTRANT HAS PREVIOUSLY ELECTED TO AND HEREBY CONTINUES ITS ELECTION TO REGISTER AN INDEFINITE NUMBER OF SHARES OF ITS COMMON STOCK, PAR VALUE $.001 PER SHARE, PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDED JUNE 30, 1996 ON AUGUST 23, 1996.

                           MORGAN STANLEY FUND, INC.

                            CROSS REFERENCE SHEET

PART A -    INFORMATION REQUIRED IN A PROSPECTUS

 Form N-1A

ITEM NUMBER LOCATION IN PROSPECTUS FOR MORGAN STANLEY EMERGING MARKETS DEBT,
            MORGAN STANLEY GLOBAL FIXED INCOME, MORGAN STANLEY HIGH YIELD AND MORGAN STANLEY WORLDWIDE HIGH INCOME FUNDS

Item 1.     Cover Page -- Cover Page

Item 2.     Synopsis -- Fund Expenses; Prospectus Summary

Item 3. Condensed Financial Information -- Financial Highlights; Performance Information

Item 4. General Description of Registrant -- Prospectus Summary; Investment Objectives and Policies; Additional Investment Information; Investment Limitations; General Information

Item 5. Management of the Fund -- Management of the Fund; Portfolio Transactions; General Information


Item 5A. Management's Discussion of Fund Performance -- * (See June 30, 1996 Annual Report to Shareholders)


Item 6. Capital Stock and Other Securities -- Purchase of Shares; Redemption of Shares; Shareholder Services; Valuation of Shares; Dividends and Distributions; Taxes; General Information

Item 7. Purchase of Securities Being Offered -- Cover Page; Prospectus Summary; Management of the Fund; Purchase of Shares; Valuation of Shares

Item 8.     Redemption or Repurchase -- Redemption of Shares; Shareholder
            Services

Item 9.     Pending Legal Proceedings -- *

 Form N-1A

ITEM NUMBER LOCATION IN PROSPECTUS FOR MORGAN STANLEY AGGRESSIVE EQUITY, MORGAN
            STANLEY AMERICAN VALUE, MORGAN STANLEY EQUITY GROWTH, MORGAN STANLEY MID CAP GROWTH, MORGAN STANLEY U.S. REAL ESTATE AND MORGAN STANLEY VALUE FUNDS

Item 1.  Cover Page -- Cover Page

Item 2.  Synopsis -- Fund Expenses; Prospectus Summary

Item 3. Condensed Financial Information -- Financial Highlights; Performance Information

Item 4. General Description of Registrant -- Prospectus Summary; Investment Objectives and Policies; Additional Investment Information; Investment Limitations; General Information

Item 5. Management of the Fund -- Management of the Fund; Portfolio Transactions; General Information


Item 5A. Management's Discussion of Fund Performance -- * (See June 30, 1996 Annual Report to Shareholders)

Item 6. Capital Stock and Other Securities -- Purchase of Shares; Redemption of Shares; Shareholder Services; Valuation of Shares; Dividends and Distributions; Taxes; General Information

Item 7. Purchase of Securities Being Offered -- Cover Page; Prospectus Summary; Management of the Fund; Purchase of Shares; Valuation of Shares

Item 8.  Redemption or Repurchase -- Redemption of Shares; Shareholder
         Services

Item 9.  Pending Legal Proceedings -- *

 Form N-1A

Item Number LOCATION IN PROSPECTUS FOR MORGAN STANLEY ASIAN GROWTH, MORGAN
            STANLEY EMERGING MARKETS, MORGAN STANLEY GLOBAL EQUITY, MORGAN STANLEY GLOBAL EQUITY ALLOCATION, MORGAN STANLEY INTERNATIONAL MAGNUM, MORGAN STANLEY JAPANESE EQUITY AND MORGAN STANLEY LATIN AMERICAN FUNDS.

Item 1.     Cover Page -- Cover Page

Item 2.     Synopsis -- Fund Expenses; Prospectus Summary

Item 3. Condensed Financial Information -- Financial Highlights; Performance Information

Item 4. General Description of Registrant -- Prospectus Summary; Investment Objectives and Policies; Additional Investment Information; Investment Limitations; General Information

Item 5. Management of the Fund -- Management of the Fund; Portfolio Transactions; General Information


Item 5A. Management's Discussion of Fund Performance -- * (See June 30, 1996 Annual Report to Shareholders)


Item 6. Capital Stock and Other Securities -- Purchase of Shares; Redemption of Shares; Shareholder Services; Valuation of Shares; Dividends and Distributions; Taxes; General Information

Item 7. Purchase of Securities Being Offered -- Cover Page; Prospectus Summary; Management of the Fund; Purchase of Shares; Valuation of Shares

Item 8.     Redemption or Repurchase -- Redemption of Shares; Shareholder
            Services

Item 9.     Pending Legal Proceedings -- *

 Form N-1A

Item Number LOCATION IN PROSPECTUS FOR MORGAN STANLEY MONEY MARKET, MORGAN
            STANLEY TAX-FREE MONEY MARKET AND MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET

Item 1.     Cover Page -- Cover Page

Item 2.     Synopsis -- Fund Expenses; Prospectus Summary

Item 3. Condensed Financial Information -- Financial Highlights; Performance Information

Item 4. General Description of Registrant -- Prospectus Summary; Investment Objectives and Policies; Additional Investment Information; Investment Limitations; General Information

Item 5. Management of the Fund -- Management of the Fund; Portfolio Transactions; General Information


Item 5A. Management's Discussion of Fund Performance -- * (See June 30, 1996 Annual Report to Shareholders)


Item 6. Capital Stock and Other Securities -- Purchase of Shares; Redemption of Shares; Shareholder Services; Valuation of Shares; Dividends and Distributions; Taxes; General Information

Item 7. Purchase of Securities Being Offered -- Cover Page; Prospectus Summary; Management of the Fund; Purchase of Shares; Valuation of Shares

Item 8.     Redemption or Repurchase -- Redemption of Shares; Shareholder
            Services

Item 9.     Pending Legal Proceedings -- *


----------------
* Omitted since the answer is negative or the Item is not applicable.

  PART B -INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

 Form N-1A

Item Number LOCATION IN STATEMENT OF ADDITIONAL INFORMATION FOR MORGAN STANLEY
            EMERGING MARKETS DEBT, MORGAN STANLEY GLOBAL FIXED INCOME, MORGAN STANLEY HIGH YIELD, MORGAN STANLEY WORLDWIDE HIGH INCOME, MORGAN STANLEY AGGRESSIVE EQUITY, MORGAN STANLEY AMERICAN VALUE, MORGAN STANLEY EQUITY GROWTH, MORGAN STANLEY MID CAP GROWTH, MORGAN STANLEY U.S. REAL ESTATE, MORGAN STANLEY VALUE, MORGAN STANLEY ASIAN GROWTH, MORGAN STANLEY EMERGING MARKETS, MORGAN STANLEY GLOBAL EQUITY, MORGAN STANLEY GLOBAL EQUITY ALLOCATION, MORGAN STANLEY INTERNATIONAL MAGNUM, MORGAN STANLEY JAPANESE EQUITY, MORGAN
            STANLEY LATIN AMERICAN, MORGAN STANLEY MONEY MARKET, MORGAN STANLEY TAX-FREE MONEY MARKET AND MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUNDS.


Item 10.    Cover Page -- Cover Page

Item 11.    Table of Contents -- Cover Page

Item 12.    General Information and History --

Item 13. Investment Objectives and Policies -- Investment Objectives and Policies; Investment Limitations; Determining Maturities of Certain Instruments; Description of Securities and Ratings

Item 14.    Management of the Fund -- Management of the Fund

Item 15. Control Persons and Principal Holders of Securities -- Management of the Fund; General Information

Item 16. Investment Advisory and Other Services -- Management of the Fund; General Information

Item 17.    Brokerage Allocation and Other Practices -- Portfolio Transactions

Item 18.    Capital Stock and Other Securities -- General Information

Item 19. Purchase, Redemption and Pricing of Securities Being Offered -- Purchase of Shares; Redemption of Shares; Shareholder Services; Money Market Fund Net Asset Value; General Information

Item 20. Tax Status -- Investment Objectives and Policies; Federal Income Tax; Federal Tax Treatment of Forward Currency Contracts and Exchange Rate Changes; Taxes and Foreign Shareholders; General Information

Item 21.    Underwriters -- Management of the Fund

Item 22.    Calculation of Performance Data -- Performance Information

Item 23.    Financial Statements -- Financial Statements


PART C -    OTHER INFORMATION

Part C contains the information required by the Items of the Form N-1A under such Items as set forth in the Form N-1A.

       The Prospectus for the Growth and Income and European Equity Funds, included as part of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Fund, Inc. (File No. 033-51294) filed with the Securities and Exchange Commission via EDGAR on October 18, 1996, is hereby incorporated by reference as if set forth in full herein.

--------------------------------------------------------------------------------
                              P R O S P E C T U S
 -----------------------------------------------------------------------------
                   MORGAN STANLEY EMERGING MARKETS DEBT FUND
                    MORGAN STANLEY GLOBAL FIXED INCOME FUND
                         MORGAN STANLEY HIGH YIELD FUND
                   MORGAN STANLEY WORLDWIDE HIGH INCOME FUND
                               PORTFOLIOS OF THE
                           MORGAN STANLEY FUND, INC.
                  P.O. BOX 418256, KANSAS CITY, MISSOURI 64141
                      FOR INFORMATION CALL 1-800-282-4404
                               ------------------

    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-two diversified and non-diversified investment portfolios (each, a "Fund," and together, the "Funds"). This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of the four Funds listed above. The Company is designed to make available to retail investors the expertise of Morgan Stanley Asset Management Inc., the investment adviser (the "Adviser") and administrator (the "Administrator") to the Funds. Shares are available through Van Kampen American Capital Distributors, Inc. ("VKAC Distributors," or the "Distributor"), and investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers").


    THE MORGAN STANLEY EMERGING MARKETS DEBT FUND, MORGAN STANLEY HIGH YIELD FUND AND MORGAN STANLEY WORLDWIDE HIGH INCOME FUND NORMALLY INVEST BETWEEN 80% AND 100% OF THEIR RESPECTIVE TOTAL ASSETS IN LOWER RATED AND UNRATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE SUBJECT TO GREATER RISKS THAN THOSE INVOLVED IN HIGHER RATED BONDS, INCLUDING THE RISK OF DEFAULT. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS. SEE "ADDITIONAL INVESTMENT INFORMATION -- LOWER RATED AND UNRATED DEBT SECURITIES."


    The Morgan Stanley Worldwide High Income Fund and Global Fixed Income Fund may invest in equity securities of Russian companies. Russia's system of share registration and custody involves certain risks of loss that are not normally associated with investments in other securities markets. See "Additional Investment Information -- Russian Securities Transactions."


    This Prospectus is designed to set forth concisely the information about the Funds that a prospective investor should know before investing and it should be retained for future reference. The Company offers other Funds which are described in other prospectuses and under "Prospectus Summary" below. The Company currently offers the following Funds: (i) GLOBAL AND INTERNATIONAL EQUITY -- Morgan Stanley Asian Growth, Morgan Stanley Emerging Markets, Morgan Stanley Global Equity, Morgan Stanley Global Equity Allocation, Morgan Stanley International Magnum and Morgan Stanley Latin American Funds; (ii) U.S. EQUITY -- Morgan Stanley Aggressive Equity, Morgan Stanley American Value, Morgan Stanley Equity Growth, Morgan Stanley Mid Cap Growth, Morgan Stanley U.S. Real Estate and Morgan Stanley Value Funds; (iii) GLOBAL FIXED INCOME -- Morgan Stanley Emerging Markets Debt, Morgan Stanley Global Fixed Income, Morgan Stanley High Yield and Morgan Stanley Worldwide High Income Funds; and (iv) MONEY MARKET -- Morgan Stanley Government Obligations Money Market and Morgan Stanley Money Market Funds. Additional information about the Company is contained in a "Statement of Additional Information," dated January 1, 1997, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other Funds of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.


   THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY AFFILIATES OR CORRESPONDENTS THEREOF. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS JANUARY 2, 1997.

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:


                                                              GLOBAL                  WORLDWIDE
                                                EMERGING      FIXED                      HIGH
                                                MARKETS       INCOME     HIGH YIELD     INCOME
SHAREHOLDER TRANSACTION EXPENSES               DEBT FUND       FUND         FUND         FUND
---------------------------------------------  ----------   ----------   ----------   ----------
Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price)
    Class A..................................    4.75%(1)     4.75%(1)     4.75%(1)     4.75%(1)
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None
Maximum Deferred Sales Load (as a percentage
 of the lesser of initial purchase price or
 current market value)
    Class A
      For Purchases up to $999,999...........     None         None         None         None
      For Purchases of $1,000,000 or more....    1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)
    Class B..................................    4.00%(3)     4.00%(3)     4.00%(3)     4.00%(3)
    Class C..................................    1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)
Maximum Sales Load Imposed on Reinvested
 Dividends
    Class A..................................     None         None         None         None
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None
Redemption Fees
    Class A..................................     None         None         None         None
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None
Exchange Fees
    Class A..................................     None         None         None         None
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None


------------------
(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load.


(2) Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Funds, aggregate $1 million or more are not subject to a sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Any such CDSC will be paid to the Distributor. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."



(3) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Funds listed above are subject to a maximum CDSC of 4.00% which decreases in steps to 0% after five years. See "Purchase of Class B Shares." Any such CDSC will be paid to the Distributor.



(4) Purchases of Class C shares of the Funds listed above are subject to a CDSC of 1.00% for redemptions made within one year of purchase. Any such CDSC will be paid to the Distributor.

                                                              GLOBAL                  WORLDWIDE
ANNUAL FUND OPERATING EXPENSES                  EMERGING      FIXED                      HIGH
                                                MARKETS       INCOME     HIGH YIELD     INCOME
(AS A PERCENTAGE OF AVERAGE NET ASSETS)        DEBT FUND       FUND         FUND         FUND
                                               ----------   ----------   ----------   ----------
Investment Advisory Fee (after expense
 reimbursement and/or fee waiver) (5)
    Class A..................................    1.25%        0.04%        0.42%        0.61%
    Class B..................................    1.25%        0.04%        0.42%        0.61%
    Class C..................................    1.25%        0.04%        0.42%        0.61%
12b-1/Service Fees
    Class A (6)..............................    0.25%        0.25%        0.25%        0.25%
    Class B (6)..............................    1.00%        1.00%        1.00%        1.00%
    Class C (6)..............................    1.00%        1.00%        1.00%        1.00%
Other Expenses (after expense reimbursement
 and/or fee waiver) (5)
    Class A..................................    0.55%        1.16%        0.58%        0.69%
    Class B..................................    0.55%        1.16%        0.58%        0.69%
    Class C..................................    0.55%        1.16%        0.58%        0.69%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A..................................    2.05%        1.45%        1.25%        1.55%
    Class B..................................    2.80%        2.20%        2.00%        2.30%
    Class C..................................    2.80%        2.20%        2.00%        2.30%


------------------

(5) The Adviser has agreed to waive its advisory fees and/or to reimburse expenses of the Funds, if necessary, if such fees would cause the total annual operating expenses of the Funds, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. The following sets forth, for each Fund investment advisory fees and expected total operating expenses absent fee waivers and/or expense reimbursements.


                                                              GLOBAL                  WORLDWIDE
                                                EMERGING      FIXED                      HIGH
                                                MARKETS       INCOME     HIGH YIELD     INCOME
                                               DEBT FUND       FUND         FUND         FUND
                                               ----------   ----------   ----------   ----------
Total Operating Expenses
    Class A..................................    2.05%        2.16%        1.58%        1.69%
    Class B..................................    2.80%        3.57%        2.33%        2.47%
    Class C..................................    2.80%        2.87%        2.33%        2.44%
Investment Advisory Fees
    (All Classes)............................    1.25%        0.75%        0.75%        0.75%

   The Adviser reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion. For further information on Fund expenses, see "Management of the Company."


(6) Of the 12b-1/Service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee.



    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. The expenses and fees for the Global Fixed Income and Worldwide High Income Funds are based on actual figures for the period ended June 30, 1996. The expenses and fees for the Emerging Markets Debt and High Yield Funds are based on estimates. For purposes of calculating the estimated expenses and fees set forth above, the table assumes that a Fund's average daily net assets will be $50,000,000. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period as indicated, in (i) Class A shares of each listed Fund, including the maximum 4.75% sales charge, (ii) Class B shares of each such Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of each such Fund, which have a CDSC, but no initial sales charge.


                                                                        GLOBAL                  WORLDWIDE
                                                          EMERGING      FIXED                      HIGH
                                                          MARKETS       INCOME     HIGH YIELD     INCOME
                                                         DEBT FUND       FUND         FUND         FUND
                                                         ----------   ----------   ----------   ----------
Class A shares
 (If it is assumed there are no redemptions, the
 expenses are the same.)
    1 Year.............................................  $   67(1)    $   62(1)    $   60(1)    $   63(1)
    3 Years............................................     109           91           85           94
    5 Years............................................      *           123           *           128
    10 Years...........................................      *           213           *           223
Class B shares
(Assuming complete redemption at end of period)
    1 Year.............................................      68           62           60           63
    3 Years............................................     117           99           93          102
    5 Years............................................      *           133           *           138
    10 Years (2).......................................      *           235           *           246
 (Assuming no redemption)
    1 Year.............................................      28           22           20           23
    3 Years............................................      87           69           63           72
    5 Years............................................      *           118           *           123
    10 Years (2).......................................      *           235           *           246
Class C shares
(Assuming complete redemption immediately prior
to the end of period)
    1 Year.............................................      38           32           30           33
    3 Years............................................      87           69           63           72
    5 Years............................................      *           118           *           123
    10 Years...........................................      *           253           *           264
Class C shares
(Assuming no redemption)
    1 Year.............................................      28           22           20           23
    3 Years............................................      87           69           63           72
    5 Years............................................      *           118           *           123
    10 Years...........................................      *           253           *           264


------------------
 * Because the Emerging Markets Debt Fund and High Yield Fund were either not operational or had just recently become operational as of the date of this Prospectus, the Funds have not projected expenses beyond the three-year period shown.

(1) Certain large purchases may be subject to a reduced sales load. Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Funds, aggregate $1 million or more are not subject to an initial sales charge. A CDSC of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase.

(2) Class B shares automatically convert to Class A shares after eight years.

    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

                              FINANCIAL HIGHLIGHTS

    The following tables provide financial highlights for the Class A, Class B and Class C shares of the Global Fixed Income, High Yield and Worldwide High Income Funds for each of the respective periods presented. The audited financial highlights are part of the Company's financial statements, which appear in the Company's June 30, 1996 Annual Report to Shareholders. The financial statements are included in the Funds' Statement of Additional Information. The foregoing Funds' financial highlights for each of the periods presented have been audited by Price Waterhouse LLP, whose report thereon (which was unqualified) is also included in the Statement of Additional Information. Additional performance information about the Company is contained in the Company's Annual Report. The Annual Report and the financial statements contained therein, along with the Statement of Additional Information, are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto. Financial highlights are not presented for the Emerging Markets Debt Fund because it had not commenced operations as of June 30, 1996.

                         FINANCIAL HIGHLIGHTS CONTINUED
                            GLOBAL FIXED INCOME FUND

                                                                  CLASS A                                         CLASS B+
                                  ------------------------------------------------------------------------    ----------------
SELECTED PER SHARE DATA AND       JANUARY 4, 1993*        YEAR ENDED        YEAR ENDED          YEAR ENDED      AUGUST 1, 1995
 RATIOS                           TO JUNE 30, 1993     JUNE 30, 1994     JUNE 30, 1995       JUNE 30, 1996    TO JUNE 30, 1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................   $          10.00    $        10.55    $         9.53    $          10.23    $          10.24
                                            ------    --------------    --------------            --------              ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income........               0.25              0.52              0.56                0.53                0.64
  Net Realized and Unrealized
   Gain (Loss).................               0.55             (0.42)             0.50               (0.01)              (0.26)
                                            ------    --------------    --------------            --------              ------
  Total From Investment
   Operations..................               0.80              0.10              1.06                0.52                0.38
                                            ------    --------------    --------------            --------              ------
DISTRIBUTIONS
  Net Investment Income........              (0.25)            (0.50)            (0.36)              (0.79)              (0.69)
  In Excess of Net Investment
   Income......................                                (0.12)                                (0.02)              (0.02)
  Net Realized Gain............                                (0.47)
  In Excess of Realized Gain...                                (0.03)
                                            ------    --------------    --------------            --------              ------
  Total Distributions..........              (0.25)            (1.12)            (0.36)              (0.81)              (0.71)
                                            ------    --------------    --------------            --------              ------
NET ASSET VALUE, END OF
 PERIOD........................   $          10.55    $         9.53    $        10.23    $           9.94    $           9.91
                                            ------    --------------    --------------            --------              ------
                                            ------    --------------    --------------            --------              ------
TOTAL RETURN (1)...............               8.02%             0.41%            11.41%               5.20%               3.76%
                                            ------    --------------    --------------            --------              ------
                                            ------    --------------    --------------            --------              ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s)........................   $          6,633    $       10,369    $       11,092    $          7,432    $          1,440
Ratio of Expenses to Average
 Net Assets (2)................               1.45%**           1.45%             1.45%               1.45%               2.20%**
Ratio of Net Investment Income
 to Average Net Assets (2).....               5.00%**           4.70%             5.84%               5.02%               3.38%**
Portfolio Turnover Rate........                 55%              168%              169%                223%                223%
------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period

  Per Share Benefit to Net
   Investment Income...........   $           0.07    $         0.11    $         0.07    $           0.07    $           0.12
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets......................               2.88%**           2.48%             2.22%               2.16%               3.57%**
  Net Investment Income to
   Average Net Assets..........               3.57%**           3.67%             5.07%               4.31%               2.01%**
------------------------------------------------------------------------------------------------------------------------------

                                                                    CLASS C
                                  ----------------------------------------------------------------------------
SELECTED PER SHARE DATA AND       JANUARY 4, 1993*          YEAR ENDED          YEAR ENDED          YEAR ENDED
 RATIOS                           TO JUNE 30, 1993       JUNE 30, 1994       JUNE 30, 1995       JUNE 30, 1996
-------------------------------   ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................   $          10.00    $          10.56    $           9.54    $          10.20
                                            ------              ------              ------              ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income........               0.21                0.43                0.49                0.37
  Net Realized and Unrealized
   Gain (Loss).................               0.55               (0.40)               0.47                0.08
                                            ------              ------              ------              ------
  Total From Investment
   Operations..................               0.76                0.03                0.96                0.45
                                            ------              ------              ------              ------
DISTRIBUTIONS
  Net Investment Income........              (0.20)              (0.44)              (0.30)              (0.73)
  In Excess of Net Investment
   Income......................                                  (0.11)                                  (0.02)
  Net Realized Gain............                                  (0.47)
  In Excess of Realized Gain...                                  (0.03)
                                            ------              ------              ------              ------
  Total Distributions..........              (0.20)              (1.05)              (0.30)              (0.75)
                                            ------              ------              ------              ------
NET ASSET VALUE, END OF
 PERIOD........................   $          10.56    $           9.54    $          10.20    $           9.90
                                            ------              ------              ------              ------
                                            ------              ------              ------              ------
TOTAL RETURN (1)...............               7.61%              (0.25)%             10.24%               4.47%
                                            ------              ------              ------              ------
                                            ------              ------              ------              ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s)........................   $          6,120    $          5,407    $          5,965    $          2,844
Ratio of Expenses to Average
 Net Assets (2)................               2.20%**             2.20%               2.20%               2.20%
Ratio of Net Investment Income
 to Average Net Assets (2).....               4.25%**             3.95%               5.09%               4.35%
Portfolio Turnover Rate........                 55%                168%                169%                223%
------------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income...........   $           0.07    $           0.12    $           0.08    $           0.06
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets......................               3.63%**             3.29%               2.97%               2.87%
  Net Investment Income to
   Average Net Assets..........               2.82%**             2.86%               4.32%               3.68%
------------------------------------------------------------------------------------------------------------------------------




 * Commencement of operations.
 ** Annualized.


 + The Global Fixed Income Fund began offering the current Class B shares on
   August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 0.75% of the average daily net assets of the Global Fixed Income Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Global Fixed Income Fund to the extent that the total operating expenses of the Fund exceed 1.45% of the average daily net assets relating to the Class A shares and 2.20% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $150,000, $121,000 and $112,000, respectively, for the Global Fixed Income Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                                HIGH YIELD FUND

                                                                             CLASS A         CLASS B+          CLASS C
                                                                         ---------------  ---------------  ---------------
                                                                            MAY 1, 1996*     MAY 1, 1996*     MAY 1, 1996*
                                                                             TO JUNE 30,      TO JUNE 30,      TO JUNE 30,
SELECTED PER SHARE DATA AND RATIOS                                                  1996             1996             1996
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................................     $   12.00        $   12.00        $   12.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income................................................          0.13             0.12             0.12
  Net Realized and Unrealized Loss.....................................         (0.09)           (0.09)           (0.09)
                                                                               ------           ------           ------
  Total From Investment Operations.....................................          0.04             0.03             0.03
                                                                               ------           ------           ------
DISTRIBUTION:
  Net Investment Income................................................         (0.12)           (0.10)           (0.10)
                                                                               ------           ------           ------
NET ASSET VALUE, END OF PERIOD.........................................     $   11.92        $   11.93        $   11.93
                                                                               ------           ------           ------
TOTAL RETURN (1).......................................................          0.29%            0.21%            0.21%
                                                                               ------           ------           ------
                                                                               ------           ------           ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)......................................     $   3,907        $   3,421        $   3,316
Ratio of Expenses to Average Net Assets................................          1.25%**          2.00%**          2.00%**
Ratio of Net Investment Income to Average Net Assets...................          6.85%**          6.08%**          6.07%**
Portfolio Turnover Rate................................................            10%              10%              10%
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income...........................  $       0.04     $       0.04     $       0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.......................................          3.51%**          4.25%**          4.25%**
  Net Investment Income to Average Net Assets..........................          4.59%**          3.83%**          3.82%**
            --------------------------------------------------------------------------------------------------


 * Commencement of operations.
 ** Annualized.
 + The Global Fixed Income Fund began offering the current Class B shares on
   August 1, 1995.


(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 0.75% of the average daily net assets of the High Yield Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the High Yield Fund to the extent that the total operating expenses of the Fund exceed 1.25% of the average daily net assets relating to the Class A shares and 2.00% of the average daily net assets relating to the Class B and Class C shares. For the fiscal period ended June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $38,000 for the High Yield Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                           WORLDWIDE HIGH INCOME FUND

                                                                                               CLASS B+
                                                          CLASS A                           ---------------
                                   -----------------------------------------------------     AUGUST 1, 1995
SELECTED PER SHARE DATA AND         APRIL 21, 1994*        YEAR ENDED         YEAR ENDED                 TO
 RATIOS                            TO JUNE 30, 1994     JUNE 30, 1995      JUNE 30, 1996      JUNE 30, 1996
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................   $          12.00    $        12.17    $         11.57    $         11.63
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income.........               0.18              1.26               1.36               1.18
  Net Realized and Unrealized
   Gain (Loss)..................               0.16             (0.52)              0.80               0.72
                                            -------    --------------    ---------------    ---------------
  Total From Investment
   Operations...................               0.34              0.74               2.16               1.90
                                            -------    --------------    ---------------    ---------------
DISTRIBUTIONS
  Net Investment Income.........              (0.17)            (1.22)             (1.26)             (1.09)
  Net Realized Gain.............                                (0.12)
                                            -------    --------------    ---------------    ---------------
  Total Distributions...........              (0.17)            (1.34)             (1.26)             (1.09)
                                            -------    --------------    ---------------    ---------------
NET ASSET VALUE, END OF
 PERIOD.........................   $          12.17    $        11.57    $         12.47    $         12.44
                                            -------    --------------    ---------------    ---------------
                                            -------    --------------    ---------------    ---------------
TOTAL RETURN (1)................               2.86%             6.87%             19.61%             17.07%
                                            -------    --------------    ---------------    ---------------
                                            -------    --------------    ---------------    ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).........................   $          6,857    $       14,819    $        41,493             26,174
Ratio of Expenses to Average Net
 Assets (2).....................               1.55%**           1.55%              1.55%              2.30%**
Ratio of Net Investment Income
 to Average Net Assets (2)......               8.29%**          11.53%             11.95%             12.06%**
Portfolio Turnover Rate.........                 19%              178%               220%               220%
-----------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income............   $           0.02    $         0.05    $          0.02    $          0.02
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets.......................               3.23%**           1.97%              1.69%              2.47%**
  Net Investment Income to
   Average Net Assets...........               6.61%**          11.11%             11.81%             11.89%**
-----------------------------------------------------------------------------------------------------------


                                                           CLASS C
                                   --------------------------------------------------------
SELECTED PER SHARE DATA AND         APRIL 21, 1994*          YEAR ENDED          YEAR ENDED
 RATIOS                            TO JUNE 30, 1994       JUNE 30, 1995       JUNE 30, 1996
--------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................   $          12.00    $          12.16    $          11.58
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income.........               0.17                1.17                1.30
  Net Realized and Unrealized
   Gain (Loss)..................               0.15               (0.50)               0.77
                                           --------            --------            --------
  Total From Investment
   Operations...................               0.32                0.67                2.07
                                           --------            --------            --------
DISTRIBUTIONS
  Net Investment Income.........              (0.16)              (1.13)              (1.20)
  Net Realized Gain.............                                  (0.12)
                                           --------            --------            --------
  Total Distributions...........              (0.16)              (1.25)              (1.20)
                                           --------            --------            --------
NET ASSET VALUE, END OF
 PERIOD.........................   $          12.16    $          11.58    $          12.45
                                           --------            --------            --------
                                           --------            --------            --------
TOTAL RETURN (1)................               2.62%               6.20%              18.71%
                                           --------            --------            --------
                                           --------            --------            --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).........................   $          6,081    $         11,880    $         28,094
Ratio of Expenses to Average Net
 Assets (2).....................               2.30%**             2.30%               2.30%
Ratio of Net Investment Income
 to Average Net Assets (2)......               7.54%**            10.72%              11.40%
Portfolio Turnover Rate.........                 19%                178%                220%
-----------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income............   $           0.06    $           0.05    $           0.04
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets.......................               4.00%**             2.74%               2.44%
  Net Investment Income to
   Average Net Assets...........               5.84%**            10.28%              11.26%
-----------------------------------------------------------------------------------------------------------



  * Commencement of operations.



 ** Annualized.


  + The Worldwide High Income Fund began offering the current Class B shares on
    August 1, 1995.

 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

 (2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 0.75% of the average daily net assets of the Worldwide High Income Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Worldwide High Income Fund to the extent that the total operating expenses of the Fund exceed 1.55% of the average daily net assets relating to the Class A shares and 2.30% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $39,000, $88,000 and $97,000, respectively, for the Worldwide High Income Fund.

                               PROSPECTUS SUMMARY

THE COMPANY


    The Company currently consists of twenty-two portfolios which are designed to offer investors a range of investment choices with Morgan Stanley Asset Management Inc. ("MSAM") and its affiliate, Miller Anderson & Sherrerd, LLP ("MAS"), providing services as Advisers and Administrators and Van Kampen American Capital Distributors, Inc. ("VKAC Distributors") providing services as Distributor. MAS serves as the Adviser and Administrator for the Mid Cap Growth Fund and the Value Fund, which are described in a separate prospectus. MSAM serves as the Adviser and Administrator for all of the other Funds listed below. Each Fund has its own investment objective and policies designed to meet its specific goals. For ease of reference the words "Morgan Stanley," which begin the name of each Fund, have not been included in the Funds named below. The investment objective of each Fund described in this Prospectus is as follows:


    - The EMERGING MARKETS DEBT FUND seeks high total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

    - The GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

    - The HIGH YIELD FUND seeks to maximize total return by investing in a diversified portfolio of high yield income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

    - The WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world.

    The other Funds are described in other prospectuses which may be obtained from the Company at the address and telephone number noted on the cover page of this Prospectus. The investment objectives of the other Funds are listed below:

GLOBAL AND INTERNATIONAL EQUITY FUNDS:

    - The ASIAN GROWTH FUND seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.

    - The EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

    - The EUROPEAN EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

    - The GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index.

    - The GLOBAL EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, including U.S. issuers.

    - The INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser.


    - The JAPANESE EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.


    - The LATIN AMERICAN FUND seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.

U.S. EQUITY FUNDS:

    - The AGGRESSIVE EQUITY FUND seeks capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

    - The AMERICAN VALUE FUND seeks high total return by investing in undervalued equity securities of small-to medium-sized corporations.

    - The EQUITY GROWTH FUND seeks long-term capital appreciation by investing in growth-oriented equity securities of medium and large capitalization companies.

    - The GROWTH AND INCOME FUND seeks capital appreciation and current income by investing primarily in equity and equity-linked securities.


    - The MID CAP GROWTH seeks long-term capital growth by investing primarily in common stocks and other equity securities of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential.


    - The U.S. REAL ESTATE FUND seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.


    - The VALUE FUND seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.


MONEY MARKET FUNDS:

    - The GOVERNMENT OBLIGATIONS MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The TAX-FREE MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal.

    THE GROWTH AND INCOME, JAPANESE EQUITY, EUROPEAN EQUITY AND TAX-FREE MONEY MARKET FUNDS ARE CURRENTLY NOT BEING OFFERED.

INVESTMENT MANAGEMENT


    Morgan Stanley Asset Management Inc. ("MSAM," the "Adviser" and the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Group Inc. ("MSGI"), which, together with its affiliated asset management companies had approximately $103.5 billion in assets under management as an investment manager or as a fiduciary adviser at September 30, 1996, acts as investment adviser to each of the Funds, except the Mid Cap Growth and Value Funds. See "Management of the Company -- Investment Adviser" and "-- Administrator." On October 31, 1996, MSGI purchased the parent company of Van Kampen American Capital, Inc., which in turn is the parent company of VKAC Distributors. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $59 billion in assets under management or supervision as of September 30, 1996.


RISK FACTORS

    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The Funds described herein will invest in securities of foreign issuers, including emerging country securities. Securities of foreign issuers and, in particular, emerging country securities, are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, potential price volatility and lesser liquidity of shares traded on securities markets, less government supervision and regulation of securities markets, changes in taxes on income on securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, the risk of war and potentially greater difficulty in obtaining a judgment in a court outside the United States. The Emerging Markets Debt and Worldwide High Income Funds invest in securities of issuers located in developing countries and emerging markets, which may impose greater liquidity risks and other risks not typically associated with investing in the more established markets of developed countries. The Emerging Markets Debt and Worldwide High Income Funds' investments in emerging markets may be in small- to medium-sized companies. The Funds may also invest in sovereign debt that is considered to be speculative in nature and involves a high degree of risk. The Funds may invest in forward foreign currency exchange contracts, and the Emerging Markets Debt and Worldwide High Income Funds may invest in foreign currency exchange futures and options. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including private placement securities. Such securities may be less liquid than publicly traded securities. The Emerging Markets Debt, Worldwide High Income and High Yield Funds may invest in lower rated and unrated debt securities which are considered speculative with regard to the payment of interest and return of principal. In addition, the Emerging Markets Debt and Worldwide High Income Funds may invest in derivatives, which include options, futures and options on futures. The Emerging Markets Debt and Global Fixed Income Funds are non-diversified portfolios which may invest a greater portion of their assets in the securities of a smaller number of issuers and, as a result, will be subject to a greater risk resulting from such concentration of its portfolio securities. Each Fund may invest in repurchase agreements, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis, and borrow money in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than borrowing. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.

HOW TO INVEST


    The Class A, Class B and Class C shares of the Funds are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Funds are offered at net asset value plus an initial sales charge of up to 4.75% in graduated percentages based on the investor's aggregate investments in the Funds. Shares of the Class B shares and Class C shares of the Funds are offered at net asset value. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction of waiver of sales charges, which are available for certain investors. Share purchases may be made through VKAC Distributors, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of a Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."


HOW TO REDEEM

    Shares of each Fund may be redeemed at any time at the net asset value per share (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of each Fund is described below, together with the policies it employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. The investment policies described below are not fundamental policies and may be changed without shareholder approval. There is no assurance that a Fund will attain its investment objective. For more information about certain investment practices of the Funds, see "Additional Investment Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.

THE EMERGING MARKETS DEBT FUND


    The investment objective of the Fund is to seek high total return. In seeking to achieve this objective, the Fund will seek to invest at least 65% of its total assets in debt securities of government and government-related issuers located in emerging countries (including participations in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. In addition, the Fund may invest up to 35% of its total assets in debt securities of corporate issuers located in or organized under the laws of emerging countries. As used in this Prospectus, the term "emerging country" applies to any country which, in the opinion of the Adviser, is generally considered to be an emerging or developing country by the international financial community, which includes the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Government, government-related and restructured debt securities in emerging markets will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.


    The Adviser intends to invest the Fund's assets in emerging country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. The Fund will focus its investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. Initially, the Fund expects that its investments in emerging country debt securities will be made primarily in some or all of the following emerging countries:

Algeria
Argentina
Brazil
Bulgaria
Chile
China
Colombia
Costa Rica
Czech Republic
Dominican Republic
Ecuador
Egypt
Greece
Hungary
India
Indonesia
Ivory Coast
Jamaica
Jordan
Malaysia
Mexico
Morocco
Nicaragua
Nigeria
Pakistan
Panama
Paraguay
Peru
Philippines
Poland
Portugal
Russia
Slovakia
South Africa
Thailand
Trinidad & Tobago
Tunisia
Turkey
Uruguay
Venezuela
Zaire

    In selecting emerging country debt securities for investment by the Fund, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging country securities is not feasible or may involve unacceptable political risks. As opportunities to invest in debt securities in other countries develop, the Fund expects to expand and further diversify the emerging countries in which it invests. While the Fund generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Fund's assets will be invested in issuers in at least three countries.

    Emerging country debt securities held by the Fund will take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, loans, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. U.S. Dollar-denominated emerging country debt securities held by the Fund will generally be listed but not traded on a securities exchange, and non-U.S. Dollar-denominated securities held by the Fund may or may not be listed or traded on a securities exchange. Investments in emerging country debt securities entail special investment risks. The Fund will be subject to no restrictions on the maturities of the emerging country debt securities it holds; those maturities may range from overnight to 30 years.

    The Fund is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and a substantial portion of the Fund's assets may be invested in non-U.S. Dollar-denominated securities. The portion of the Fund's assets invested in securities denominated in currencies other than the U.S. Dollar will vary depending on market conditions. Although the Fund is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. Dollar-denominated debt securities, the Fund may be limited in its ability to hedge against these risks.

    Emerging country debt securities in which the Fund may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. The Fund's investments are expected to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations or are expected to be unrated securities of comparable quality. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories.


    The Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Fund's shares and increases in the yield on the Fund's investments. Although the Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations.



    The Fund expects that all of its borrowing will be made on a secured basis. The Fund's custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The Fund may also enter into reverse repurchase agreements.


    The Fund's investments in government, government-related and restructured debt instruments are subject to special risks, including the issuer's inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Fund may have limited recourse in the event of default on such debt instruments.

    The Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities. The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities and in securities that may be collateralized by zero coupon securities (such as Brady Bonds).

    For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE GLOBAL FIXED INCOME FUND

    The investment objective of the Global Fixed Income Fund is to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers located throughout the world, including U.S. issuers. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in fixed income securities of issuers in at least three different countries. The Fund seeks to achieve its objective by investing in United States government securities, foreign government securities, securities of supranational entities, Eurobonds, corporate bonds and structured investments with fixed income characteristics, with varying maturities denominated in various currencies. In selecting portfolio securities, the Adviser evaluates the currency, market, and individual features of the securities being considered for investment.

    The Adviser seeks to minimize investment risk by investing in a high quality portfolio of debt securities, the majority of which will be rated in one of the two highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, will be of comparable quality as determined by the Adviser under the supervision of the Board of Directors. U.S. Government securities in which the Global Fixed Income Fund may invest include obligations issued or guaranteed by the U.S. Government, such as U.S. Treasury securities, as well as those backed by the full faith and credit of the United States, such as obligations of the Government National Mortgage Association and The Export-Import Bank. The Fund may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. The Fund may invest in obligations issued or guaranteed by foreign governments and their political subdivisions, authorities, agencies or instrumentalities, and by supranational entities (such as the World Bank, The European Economic Community, The Asian Development Bank and the European Coal and Steel Community). Investment in foreign government securities will be limited to those of developed nations which the Adviser believes to pose limited credit risk. These countries currently include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and The United Kingdom. Corporate and supranational obligations in which the Fund will invest will be limited to those rated "A" or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's") or IBCA Ltd., or if unrated, of comparable quality as determined by the Adviser under the supervision of the Company's Board of Directors.

    The Adviser's approach to multi-currency, fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The Adviser's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in bond markets which offer the most attractive real returns relative to inflation.

    Under normal circumstances, the Global Fixed Income Fund will have a neutral investment position in medium-term securities (i.e., those with a remaining maturity of between three and seven years) and will respond to changing interest rate levels by shortening or lengthening portfolio maturity through investment in longer- or shorter-term instruments. For example, the Fund will respond to high levels of real interest rates through a lengthening in portfolio maturity. Current and historical yield spreads among the three main market segments -- the Government, Foreign and Euro markets -- guide the Adviser's selection of markets and particular securities within those markets. The analysis of currencies is made independent of the analysis of markets. Value in foreign exchange is determined by relative purchasing power parity of a given currency. The Fund seeks to invest in currencies currently undervalued based on purchasing power parity. The Adviser analyzes current account and capital account performance and real interest rates to adjust for shorter-term currency flows.

    The Global Fixed Income Fund may invest in non-publicly traded securities, private placements and restricted securities. The Global Fixed Income Fund will occasionally enter into forward foreign currency exchange contracts. These are used to hedge foreign currency exchange exposures when required.

    For temporary defensive purposes, the Global Fixed Income Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the Global Fixed Income Fund, see "Additional Investment Information" below.

THE HIGH YIELD FUND

    The Fund seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the NRSROs. The Fund normally invests between 80% and 100% of its total assets in these higher yielding securities, (commonly referred to as high yield bonds or junk bonds) which generally entails increased credit and market risk. To mitigate these risks the Fund will diversify its holdings by issuer, industry and credit quality, but investors should carefully review the section below entitled "Additional Investment Information -- Lower Rated and Unrated Debt Securities."

    Appendix A to this Prospectus sets forth a description of the corporate bond rating categories of Moody's and Standard & Poor's. Corporate bonds rated below Baa by Moody's or BBB by Standard & Poor's are considered speculative. Securities in the lowest rating categories may have predominantly speculative characteristics or may be in default. Ratings of Standard & Poor's and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, although the Adviser will consider ratings, it will perform its own analysis and will not rely principally on ratings. The Adviser will consider, among other things, the price of the security, and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund. The Fund may buy unrated securities that the Adviser believes are comparable to rated securities and are consistent with the Fund's objective and policies. The Adviser may vary the average maturity of the securities in the Fund without limit and there is no restriction on the maturity of any individual security.

    The table below provides a summary of ratings assigned by S&P to debt obligations in the High Yield Fund. These figures are dollar-weighted averages of month-end portfolio holdings during the period ended June 30, 1996, and are presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.

                                                                 PERCENTAGE
DEBT SECURITIES RATINGS                                              OF
(STANDARD & POOR'S)                                              NET ASSETS
------------------------------------------------------------     ----------
BBB.........................................................       2.28%
BB..........................................................      45.11%
B...........................................................      41.09%
Unrated.....................................................      11.52%

    The High Yield Fund may acquire fixed income securities of both U.S. and foreign issuers, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. Government, any foreign government with which the United States maintains relations or any of their respective political subdivisions, agencies or instrumentalities) and preferred stock. The Fund may not invest more than 5% of its total assets at time of acquisition in either (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests. The Fund may neither invest more than 20% of its total assets in foreign securities nor invest more than 5% of its total assets in foreign governmental issuers in any one country. The Fund's fixed income securities may have equity features, such as conversion rights or warrants, and the Fund may invest up to 10% of its total assets in equity securities other than preferred stock (common stocks, warrants and rights and limited partnership interests). The Fund may invest up to 20% of its total assets in fixed income securities that are investment grade (i.e., rated in one of the top four categories by an NRSRO or determined to be of comparable quality) and have maturities of one year or less. For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash. The Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. Such securities may be rated C by Moody's or D by Standard & Poor's or may be unrated but determined to be of comparable quality by the Adviser. The total value, at time of purchase, of the sum of all such securities will not exceed 10% of the value of the Fund's total assets. Securities that are rated above C by Moody's or above D by Standard & Poor's (or are unrated but determined to be of comparable quality by the Adviser) when purchased by the Fund that are later downgraded may continue to be held by the Fund at the discretion of the Adviser.

    The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE WORLDWIDE HIGH INCOME FUND

    The investment objective of the Worldwide High Income Fund is high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world. The Fund seeks to achieve its investment objective by allocating its assets among any or all of three investment sectors: U.S. corporate lower rated and unrated debt securities, emerging country debt securities and global fixed income securities offering high real yields. The types of securities in each of these investment sectors in which the Fund may invest are described below. In selecting U.S. corporate lower rated and unrated debt securities for the Fund's portfolio, the Adviser will consider, among other things, the price of the security, and the financial history, condition, prospects and management of an issuer. The Adviser intends to invest a portion of the Fund's assets in emerging country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. In addition, the Adviser will attempt to invest a portion of the Fund's assets in fixed income securities of issuers in global fixed income markets displaying high real (inflation adjusted) yields. Under normal conditions, the Fund invests between 80% and 100% of its total assets in some or all of three categories of higher yielding securities, some of which may entail increased credit and market risk. Some or all of such higher yielding securities will be lower rated or unrated debt securities, commonly referred to as "junk bonds."

    The Adviser's approach to multi-currency fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The Adviser's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in bond markets which offer the most attractive real returns relative to inflation.

    From time to time, a portion of the Worldwide High Income Fund's investments, which may be up to 100% of the Fund's investments, may be in "junk bonds." For a discussion of the risks associated with junk bonds, see "The High Yield Fund" above. Emerging country debt securities in which the Fund may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. The Fund's investments in U.S. corporate lower rated and unrated debt securities and emerging country debt securities are expected to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations or to be unrated securities of comparable quality. To mitigate the risks associated with investments in such lower rated securities, the Fund will diversify its holdings by market, issuer, industry and credit quality. Investors should carefully review the section below entitled "Additional Investment Information -- Risk Factors Relating to Investing in Lower Rated Debt Securities."

    The chart below indicates the Worldwide High Income Fund's weighted average composition of debt securities graded by Standard & Poor's for the fiscal year ended June 30, 1996.

                                                            PERCENTAGE
DEBT SECURITIES RATINGS                                         OF
(STANDARD & POOR'S)                                         NET ASSETS
----------------------------------------------------------------------
A...........................................................   8.93%
BBB.........................................................   2.54%
BB..........................................................  24.17%
B...........................................................  16.08%
CCC.........................................................   0.17%
Unrated.....................................................  48.10%

    The weighted average indicated above was calculated on a dollar weighted basis and was computed as at the end of each month through June 30, 1996. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary. For a description of Standard & Poor's ratings of fixed income securities, see Appendix A to this Prospectus.

    The Worldwide High Income Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends, provided that the total value, at the time of purchase, of all such securities will not exceed 10% of the value of the Fund's total assets. The Fund may have limited recourse in the event of default on such debt instruments. The Fund may invest in loans, assignments of loans and participation in loans. The Fund may also invest in depositary receipts issued by U.S. or foreign financial institutions.

    The Worldwide High Income Fund is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and a substantial portion of the Fund's assets may be invested in non-U.S. Dollar-denominated securities. The portion of the Fund's assets invested in securities denominated in currencies other than the U.S. Dollar will vary depending on market conditions. Although the Fund is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. Dollar-denominated debt securities, the Fund may be limited in its ability to hedge against these risks. The Fund may also buy and sell options and may enter into futures contracts and options on futures, including indexed financial futures contracts.

    The Worldwide High Income Fund may invest in zero coupon, pay-in-kind or deferred payment securities, and in securities that may be collateralized by zero coupon securities (such as Brady Bonds). The Worldwide High Income Fund may invest in non-publicly traded securities, private placements and restricted securities.


    The Worldwide High Income Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Fund's shares and in the yield on the Fund's investments. Although the Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations.



    The Fund expects that all of its borrowing will be made on a secured basis. The Fund's custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The Fund may also enter into reverse repurchase agreements.


    The average time to maturity of the Worldwide High Income Fund's securities will vary depending upon the Adviser's perception of market conditions. The Adviser invests primarily in medium-term securities (i.e., those with a remaining maturity of approximately five years) in a market neutral environment. When the Adviser believes that real yields are high, the Adviser lengthens the remaining maturities of securities held by the Fund and, conversely, when the Adviser believes real yields are low, it shortens the remaining maturities. Thus, the Fund is not subject to any restrictions on the maturities of the debt securities it holds, and the Adviser may vary the average maturity of the securities held in the Fund's portfolio without limit.

    For temporary defensive purposes, the Worldwide High Income Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.

    U.S. CORPORATE HIGH YIELD FIXED INCOME SECURITIES. A portion of the Worldwide High Income Fund's assets will be invested in U.S. corporate high yield fixed income securities, which are commonly referred to as "junk bonds." The Fund may acquire fixed income securities of U.S. issuers, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. Government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants and the Fund may invest up to 10% of its total assets in equity securities other than preferred stock (e.g., common stocks, warrants and rights and limited partnership interests). The Fund may not invest more than 5% of its total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or
(2) limited partnership interests.

    EMERGING COUNTRY FIXED INCOME SECURITIES. A portion of the Worldwide High Income Fund's assets will be invested in emerging country fixed income securities. For a discussion of emerging country fixed income securities, see "Emerging Markets Debt Fund" above.

    GLOBAL FIXED INCOME SECURITIES. A portion of the Worldwide High Income Fund's assets will be invested in global fixed income securities. For a discussion of global fixed income securities, see "Global Fixed Income Fund" above.

    For further information about the foregoing and certain additional investment practices of the Fund, including investment in derivative securities, see "Additional Investment Information" below.

                       ADDITIONAL INVESTMENT INFORMATION

BORROWING AND OTHER FORMS OF LEVERAGE

    The Global Fixed Income and High Yield Funds may borrow up to 10% of their total assets as a temporary measure for extraordinary or emergency purposes. These Funds may not purchase additional securities when borrowings exceed 5% of total assets. The Worldwide High Income Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Emerging Markets Debt Fund may borrow money (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings).

DEPOSITARY RECEIPTS

    The Emerging Markets Debt and Worldwide High Income Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

FOREIGN CURRENCY HEDGING TRANSACTIONS

    Each Fund may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S.

Dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.

    The Worldwide High Income Fund may also enter into foreign currency futures contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are traded on regulated exchanges. Parties to a futures contract must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. The Funds may not enter into foreign currency futures contracts if the aggregate amount of initial margin deposits on the Fund's futures positions, including stock index futures contracts (which are discussed below), would exceed 5% of the value of the Fund's total assets. The Funds also will be required to segregate assets to cover its futures contracts obligations.

    At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on an exchange. A Fund will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the Fund may suffer a loss.

    The Worldwide High Income Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

    The Custodian of each Fund will place cash or other liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

FOREIGN INVESTMENT

    Each Fund may invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Emerging countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

    The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

    Investments in securities of foreign issuers are generally denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of a Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Each Fund will also incur certain costs in connection with conversions between various currencies.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    In order to remain fully invested and to reduce transaction costs, the Emerging Markets Debt, Worldwide High Income and High Yield Funds may utilize appropriate futures contracts and options on futures contracts, including securities index futures contracts and options on securities index futures contracts. An indexed futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of indexed futures will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant debt market. No assurance can be given that the Adviser's judgment in this respect will be correct.

    The Emerging Markets Debt, Worldwide High Income and High Yield Funds will engage in transactions in securities index futures contracts, interest rate futures contracts and options thereon which are traded on a recognized securities or futures exchange. There currently are limited securities index futures, interest rate futures and options on such futures markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, will depend on the development of such markets.

    The Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When a Fund is not fully invested and anticipates a significant market advance, it may purchase indexed futures in order to gain rapid market exposure that may in part or entirely offset, increase in the cost of securities that it intends to purchase. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of debt securities.

    The Funds may enter into futures contracts and options thereon provided that not more than 5% of each such Fund's total assets at the time of entering the transaction are required as deposits to secure obligations under such contracts. Furthermore, no more than 20% of the Worldwide High Income and High Yield Fund's total assets, in the aggregate, may be invested in futures contracts and options on futures contracts. The Emerging Markets Debt Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under such contracts, in combination with its outstanding obligations with respect to options transactions, would exceed 50% of its total assets.

    The primary risks associated with the use of futures and options thereon are
(i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures and options relating to the stocks purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on the Fund's ability to hedge.

INVESTMENT FUNDS


    A Fund may invest in securities of another open-end or closed-end investment company, by purchase in the open market involving only customary brokers' commission or in connection with mergers, acquisitions of assets or consolidations and as may otherwise be permitted by the 1940 Act.


    Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The Emerging Markets Debt Fund and Worldwide High Income Fund may invest in these investment funds subject to applicable provisions of the 1940 Act, and other applicable laws. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds.


    Certain of the investment funds referred to in the preceding paragraph are advised by the Adviser. The Emerging Markets Debt Fund and Worldwide High Income Fund may, to the extent permitted under the 1940 Act and other applicable law, invest in these investment funds. If the Fund does elect to make an investment in such an investment fund, it will only purchase the securities of such investment fund in the secondary market.


LOANS OF PORTFOLIO SECURITIES

    Each Fund may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. A Fund will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of the Fund's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.

LOAN PARTICIPATIONS AND ASSIGNMENTS

    The Emerging Markets Debt and Worldwide High Income Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

LOWER RATED AND UNRATED DEBT SECURITIES

    The Emerging Markets Debt, Worldwide High Income and High Yield Funds may invest in lower rated or unrated debt securities, commonly referred to as "junk bonds." In addition, the emerging country debt securities in which such Funds may invest are subject to additional risks and will not be required to meet a minimum rating standard and may not be rated. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The market values of fixed income securities tend to vary inversely with the level of interest rates. Yields and market values of lower rated and unrated debt securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Fluctuations in the value of a Fund's investments will be reflected in the Fund's net asset value per share.

The Adviser considers both credit risk and market risk in making investment decisions for the Funds. Investors should carefully consider the relative risks of investing in lower rated and unrated debt securities and understand that such securities are not generally meant for short-term investing.

    The U.S. corporate lower rated and unrated debt securities market is relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

    Prices for lower rated and unrated debt securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for lower rated and unrated debt securities, the financial condition of issuers of such securities and the value of outstanding lower rated and unrated debt securities. For example, U.S. federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower rated and unrated debt securities and limiting the deductibility of interest by certain corporate issuers of lower rated and unrated debt securities adversely affected the market in recent years.

    Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated; instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer. In addition, there may be limited trading markets for debt securities of issuers located in emerging countries.

    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of lower rated and unrated debt securities.

MONEY MARKET INSTRUMENTS

    The Funds are permitted to invest in money market instruments for liquidity and temporary defensive purposes, although the Funds intend to stay invested in securities satisfying their primary investment objective to the extent practical. The Funds may make money market investments pending other investment or settlement for liquidity or in adverse market conditions. The money market investments permitted for the Funds include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties and other debt securities, including high grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES

    Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. A Fund may not invest more than 15% of its net assets in illiquid securities nor, except as set forth below, more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. The Emerging Markets Debt Fund is not subject to the foregoing 10% limitation. Securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended, (the "1933 Act"), which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") may be determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors. The High Yield Fund may not invest more than 10% of its total assets in Restricted Securities, except that it may invest up to 20% of its total assets in 144A Securities. 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

OPTIONS TRANSACTIONS

    The Emerging Markets Debt and Worldwide High Income Funds may seek to increase their returns or may hedge all or a portion of their portfolio investments through stock options with respect to securities in which such Funds may invest. The Funds may purchase put or call options on individual securities or baskets of securities. When a Fund purchases a call option it acquires the right to buy a designated security at a designated price (the "exercise price"), and when a Fund purchases a put option it acquires the right to sell a designated security at the exercise price, in each case on or before a specified date (the "termination date"), usually not more than nine months from the date the option is issued. A Fund may not purchase call and put options to the extent that the value of its aggregate investment in such derivative securities exceeds 5% of its total assets.

    The Emerging Markets Debt and Worldwide High Income Funds may write (i.e., sell) covered call options on securities and loan participations and assignments held in its portfolio which give the purchaser the right to buy the underlying security, loan participation or assignment covered by the option from the Fund at the stated exercise price. Each Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security, loan participation or assignment in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security, loan participation or assignment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues.

    The Funds may also write (i.e., sell) covered put options. By selling a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain options written by the Fund will be exercisable by the purchaser only on a specific date).

    The Funds will engage only in transactions in options which are traded on a recognized securities or futures exchange. There currently are limited options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such option markets.

    The primary risks associated with the use of options are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of options relating to the securities purchased or sold by the Fund; and (ii) possible lack of a liquid secondary market for an option.

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines of the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered to be illiquid securities.

REVERSE REPURCHASE AGREEMENTS


    The Emerging Markets Debt and Worldwide High Income Funds may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.


SHORT SALES

    The Emerging Markets Debt and Worldwide High Income Funds may from time to time sell securities short without limitation. A short sale is a transaction in which a Fund would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When a Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, a Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

    Each Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, or U.S. Government securities or other liquid assets. In addition, each Fund will place in a segregated account with its Custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. Government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by a Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

STRUCTURED INVESTMENTS

    The Emerging Markets Debt and Worldwide High Income Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which each Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Each Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

TEMPORARY INVESTMENTS

    For temporary defensive purposes, when the Adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash. See "Investment Objectives and Policies," above for further information about each Fund's policies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Each Fund will maintain with the appropriate Custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. It is a current policy of each of the Funds, other than the Emerging Markets Debt Fund, not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of the Fund's net assets other than the obligations created by these commitments.


ZERO COUPONS; PAY-IN-KIND; DEFERRED PAYMENT SECURITIES



    The Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. A Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.


                             INVESTMENT LIMITATIONS

    Each Fund, except the Emerging Markets Debt and Global Fixed Income Funds, is a diversified investment company under the 1940 Act, and is subject to the following limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The Emerging Markets Debt and Global Fixed Income Funds are non-diversified investment companies under the 1940 Act, which means that each such Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the obligations of a single issuer. Thus, the Emerging Markets Debt and Global Fixed Income Funds may invest a greater proportion of their total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk resulting from such concentration of its portfolio securities. The Emerging Markets Debt and Global Fixed Income Funds, however, intend to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.

                           MANAGEMENT OF THE COMPANY

    Investment Adviser. Morgan Stanley Asset Management Inc. (the "Adviser") is the investment adviser and administrator of the Company and each of the Funds listed below. The Adviser provides investment advice and portfolio management services pursuant to an investment advisory agreement (an "Investment Advisory Agreement") and, subject to the supervision of the Company's Board of Directors, makes each of the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Fund's investments. The Adviser is entitled to receive an advisory fee computed daily and paid quarterly at the following annual rates for each of the following Funds:


Emerging Markets Debt Fund............................................       1.25%
Global Fixed Income Fund..............................................       0.75%
High Yield Fund.......................................................       0.75%
Worldwide High Income Fund............................................       0.75%


    The Adviser has agreed to a reduction in the fees payable to it and to reimburse expenses to the applicable Fund, if necessary, if such fees or expenses would cause the total annual operating expenses of the Fund to exceed the maximums set forth in "Fund Expenses."

    The Adviser, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 1996, the Adviser together with its affiliated asset management companies managed investments totaling approximately $103.5 billion, including approximately $86.5 billion under active management and $17 billion as Named Fiduciary or Fiduciary Adviser. See "Management of the Company -- Investment Advisory and Administrative Agreements" in the Statement of Additional Information.


    On October 31, 1996, MSGI purchased the parent company of Van Kampen American Capital, Inc., which in turn is the parent company of VKAC Distributors. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $59 billion in assets under management or supervision as of September 30, 1996.


    PORTFOLIO MANAGERS -- The following individuals have primary portfolio management responsibility for the Funds noted below:

    EMERGING MARKETS DEBT FUND -- PAUL GHAFFARI. Paul Ghaffari is a Managing Director of Morgan Stanley. He joined the Adviser in June 1993 as a Vice President and Portfolio Manager for the Morgan Stanley Emerging Markets Debt Fund (a closed-end investment company). Prior to joining the Adviser, Mr. Ghaffari was a Vice

President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. From 1983 to 1992, he worked in LDC Sales and Trading Department and the Mortgage-Backed Securities Department at J.P. Morgan & Co. Inc. and worked in the Treasury Department at the Morgan Guaranty Trust Co. He holds a B.A. in International Relations from Pomona College and an M.S. in Foreign Service from Georgetown University. Mr. Ghaffari has had primary responsibility for managing the Portfolio's assets since the Fund commenced operations.

    GLOBAL FIXED INCOME FUND -- J. DAVID GERMANY, MICHAEL B. KUSHMA, PAUL F. O'BRIEN AND ROBERT M. SMITH. J. David Germany shares primary responsibility for managing the Fund's assets. He joined the Adviser in 1996 and has been a portfolio manager with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP ("MAS") since 1991. He was Vice President & Senior Economist for Morgan Stanley & Co. Incorporated ("Morgan Stanley") from 1989 to 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios of the MAS-advised MAS Funds in 1993 and the MAS Funds' Multi-Asset-Class Portfolio in 1994. Mr. Germany was Senior Staff Economist (International Finance and Macroeconomics) to the Council of Economic Advisors -- Executive Office of the President from 1986 through 1987 and an Economist with the Board of Governors of the Federal Reserve System -- Division of International Finance from 1983 through 1987. He holds an A.B. degree (Valedictorian) from Princeton University and a Ph.D. in Economics from the Massachusetts Institute of Technology. Michael B. Kushma, a Principal at Morgan Stanley, joined the firm in 1987. He shares primary responsibility for managing the Fund's assets. He was a member of Morgan Stanley's global fixed income strategy group in the fixed income division from 1987-1995 where he became the division's senior government bond strategist. He joined the Adviser in 1995 where he took responsibility for the global fixed income portfolios. Mr. Kushma received an A.B. in economics from Princeton University in 1979, an M. Sc. in economics from the London School of Economics in 1981 and an M.Phil. in economics from Columbia University in 1983. Paul F. O'Brien shares primary responsibility for managing the Fund's assets. He joined the Adviser and MAS in 1996. He was head of European Economics from 1993 through 1995 for JP Morgan and as Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. He assumed responsibility for the MAS-advised MAS Funds' Global Fixed Income and International Fixed Income Portfolios in 1996. Mr. O'Brien holds a B.S. degree from the Massachusetts Institute of Technology and a Ph.D. in Economics from the University of Minnesota. Robert Smith, a Principal of Morgan Stanley, joined the Adviser in June 1994 and has had or shared primary responsibility for managing the Fund's assets since July 1994. Prior to joining the Adviser he spent eight years as Senior Portfolio Manager -- Fixed Income at the State of Florida Pension Fund. Mr. Smith's responsibilities included active total-rate-of-return management of long term portfolios and supervision of other fixed income managers. A graduate of Florida State University with a B.S. in Business, Mr. Smith also received an M.B.A. -- Finance from Florida State and holds a Chartered Financial Analyst
(CFA) designation.

    HIGH YIELD FUND -- ROBERT ANGEVINE, THOMAS L. BENNETT AND STEPHEN F. ESSER. Robert Angevine is a Principal of the Adviser and the portfolio manager for high yield investments. He has shared primary management responsibility for the Fund since it commenced operations. Prior to joining the Adviser in October 1988, he spent over eight years at Prudential Insurance, where he was responsible for the largest open-end high yield mutual fund in the country. Mr. Angevine also manages high yield assets for one of the largest corporate pension funds in the country. His other experience includes international treasury operations at a major pharmaceutical company and commercial banking. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Thomas L. Bennett shares responsibility for managing the Fund's assets. He joined the Adviser in 1996 and has been a portfolio manager with MAS since 1984. Mr. Bennett assumed responsibility for the MAS-advised MAS Funds' Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the High Yield Portfolio in 1985, the Fixed Income Portfolio II in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992 and the Multi-Asset-Class Portfolio in 1994. Mr. Bennett also is the Chairman of the MAS Funds and has a B.S. degree (Chemistry) and an M.B.A. from the University of Cincinnati. Stephen
F. Esser shares primary responsibility for managing the Fund's assets. He joined the Adviser in 1996 and has been a portfolio manager with MAS since 1988. He assumed responsibility for the MAS-advised MAS Funds' High Yield Portfolio in 1989. Mr. Esser is a member of the New York Society of Security Analysts and has a B.S. degree (Summa Cum Laude; Phi Beta Kappa) from the University of Delaware.

    WORLDWIDE HIGH INCOME FUND -- ROBERT ANGEVINE AND PAUL GHAFFARI. Information about Messrs. Angevine and Ghaffari is included under Emerging Markets Debt Fund and High Yield Fund, respectively, above. Messrs. Angevine and Ghaffari have shared primary management responsibility for the Fund since it commenced operations.

    ADMINISTRATOR. Morgan Stanley Asset Management Inc. (the "Administrator") also provides the Company with administrative services pursuant to a separate administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Fund.


    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the Administration Agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.


    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Company's Adviser, Administrator and Distributor. The Officers of the Company conduct and supervise its daily business operations.

    DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. ("VKAC Distributors," or the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, VKAC Distributors sells shares of the Company upon the terms and at the current offering price described in this Prospectus. VKAC Distributors is not obligated to sell any specific number of shares of the Company.

    The Company currently offers Class A shares, Class B shares and Class C shares of the Funds other than the money market funds. The Funds that are money market funds offer only a single class of shares. The Company may in the future offer one or more classes of shares for the Fund that may have CDSCs or initial sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.


    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each applicable Plan, the Distributor is entitled to receive from the Funds a distribution fee, which is accrued daily and paid quarterly, at a maximum rate of 0.75% of the Class B shares and Class C shares of each Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. With respect to Class B Shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution services (each, a "Participating Dealer"). With respect to Class C Shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares are subject to a shareholder servicing fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of a Fund. In addition to such payments, the Adviser may use its advisory fees or other resources to pay expenses associated with activities which might be construed to be financing the sale of the Funds' shares including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services).


    The Plans obligate the Fund to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor's actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee.

    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of the Fund. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.

    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Fund pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by CGFSC. The Adviser may elect to enter into a contract to pay the financial institutions for such services.

    EXPENSES. The Fund is responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

GENERAL


    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."



    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimum may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.


    Shares of the Company may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("ACCESS"). When purchasing shares of the Company, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

    Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern Time) each day the NYSE is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class by the total number of shares of the class outstanding.


    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the NYSE are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time.

    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan to which its distribution fee or service fee is paid and
(iii) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and incremental transfer agency expenses associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.


    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares--Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B Shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.



    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.



    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contingent deferred sales charge schedule.

    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."


    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth herein.

SALES CHARGE TABLE


                                                                     REALLOWED TO DEALERS
                                    AS % OF         AS % OF NET        (AS % OF OFFERING
SIZE OF INVESTMENT              OFFERING PRICE    AMOUNT INVESTED           PRICE)
------------------------------  ---------------  -----------------  -----------------------
Less than $100,000............          4.75              4.99                  4.25
$100,000 but less than
 $250,000.....................          3.75              3.90                  3.25
$250,000 but less than
 $500,000.....................          2.75              2.83                  2.25
$500,000 but less than
 $1,000,000...................          2.00              2.04                  1.75
$1,000,000 or more*...........         *                 *                     *


--------------
 * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Funds impose a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.50% on the excess over $3 million. See "-- Purchase of Shares Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.


    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933, as amended.


    The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.

    A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

    As used herein, "Participating Funds" refers to all Funds of Morgan Stanley Fund, Inc., except for the Money Market Funds.

    VOLUME DISCOUNTS. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of a Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.

    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in a Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by a Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.

    NAV PURCHASE OPTIONS. Class A shares of a Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund by:

  (1) Current or retired Trustees/Directors of funds advised by an Adviser and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of MSGI or VK/AC Holding, Inc. and any of their subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investments advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in a Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.


  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs. The Distributor may pay commissions of up to 1.00% for such purchases.


  (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

  (7) Investors purchasing shares of a Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.


  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $5 million, plus 0.50% on the next $5 million, plus $0.25 on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows:
     1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million



  (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment advisor or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.



    The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents and a person's spouse's parents.


    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (9) above.

    The Company may terminate, or amend the terms of, offering shares of the Fund at net asset value to the foregoing groups at any time.

RETIREMENT PLANS

    Van Kampen American Capital Trust Company ("VK Trust") provides retirement plan services and documents and can establish investor accounts in IRAs trusteed by Chase. This includes Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents. Brochures describing such plans and materials for establishing them are available from VK Trust Stanley upon request. The brochures for plans trusteed by VK Trust describe the current fees payable to VK Trust for its services as trustee. Investors should consult with their own tax advisers before establishing a retirement plan.

PURCHASE OF CLASS B SHARES

    Class B shares of the Funds may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.

    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                                              SALES CHARGE AS
                                                               PERCENTAGE OF
                                                                    THE
                                                               DOLLAR AMOUNT
YEAR SINCE PURCHASE                                              SUBJECT TO
PAYMENT WAS MADE                                                   CHARGE
------------------------------------------------------------  ----------------
First.......................................................       5.00%
Second......................................................       4.00%
Third.......................................................       3.00%
Fourth......................................................       2.50%
Fifth.......................................................       1.50%
Thereafter..................................................       None*

--------------
* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Plan as described under "Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Funds. The combination of the CDSC and the distribution/service fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.


    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

    Class B shares may also be purchased through an Automatic Investment Plan as described below.

PURCHASE OF CLASS C SHARES

    Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at the rate of 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.


    WAIVER OF CDSC. The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) to the extent that the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; or (iv) effected pursuant to the right of the Company to liquidate a shareholder's account as described herein under "Redemption of Shares." The waiver with respect to (i) above is only applicable in cases where the shareholder account is registered (a) in the name of an individual person, (b) as a joint tenancy with rights of survivorship, (c) as community property or (d) in the name of a minor child under the Uniform Gifts or Uniform Transfers to Minors Act. A shareholder, or his or her representative, must notify the Company's Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact the Transfer Agent at 1-800-282-4404.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    No initial sales charge or CDSC will be payable on the shares of the Funds or class thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Funds.

REINSTATEMENT PRIVILEGE OF EACH CLASS


    A shareholder who has redeemed Class A shares of a Participating Fund may reinvest up to the full amount received at net asset value at the time of the reinvestment in Class A shares of the Funds without payment of a sales charge. A shareholder who has redeemed Class B shares of a Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares at net asset value with no initial sales charge. A shareholder who has redeemed Class C shares of a Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class C shares at net asset value and not be subject to a CDSC. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinvestment is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans. See the Statement of Additional Information for further discussion of waiver provisions.


                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra costs to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.

    INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Company and a wholly-owned subsidiary of Van Kampen American Capital, Inc. performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to the Morgan Stanley Fund c/o ACCESS, P.O. Box 419256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.


    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."


    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Funds. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.


    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on a class of shares of the Company invested into shares of the same class of any other Fund so long as pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.


    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the Fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.


    RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans are available from the Distributor.


    EXCHANGE PRIVILEGE. Shares of the Company may be exchanged with shares of the same class of another Participating Fund, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER PARTICIPATING FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

    Class A shares of Funds that generally impose an initial sales charge are not subject to any sales charge upon exchange into the Fund.

    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The contingent deferred sales charge schedule and conversion schedule applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the fund from which such shares originally was purchased. The holding period of a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the date such share originally was purchased.


    Exchange of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.



    A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 282-4404 or (800) 772-8889 for the hearing impaired. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Company's employ procedure considered by them to be reasonable to confirm their instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recordings, telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither the Distributor nor the Company will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the Participating Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions have the additional option of establishing a monthly withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual or annual checks in any amount not less than $25.



    The CDSC on Class B and Class C shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum of 1% per month, 3% per quarter, 6% semiannually or 12% annually, of a shareholder's investment in, and any dividends or distributions on, Class B shares of the Fund at the time the Systematic Withdrawal Plan commences. Under this CDSC waiver policy, amounts withdrawn each month will be paid by redeeming first Class B shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If no Class B shares not subject to the CDSC are available, or not enough such shares are available, Class B shares having a CDSC will be redeemed next, beginning with such shares held for the longest period of time (having the lowest CDSC payable upon redemption) and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Under this policy, the least amount of CDSC will be waived by withdrawals under the Systematic Withdrawal Plan.


    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to ACCESS or by calling 1-800-282-4404. A shareholder's bank may charge a fee for this transfer.

                              REDEMPTION OF SHARES

    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than, with respect to CDSC Shares, the applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to the Fund c/o ACCESS, P.O. Box 419256, Kansas City, Missouri 64141-9256, by placing the redemption request through a Participating Dealer or by calling the Company.

    The Company will redeem shares of each Fund at its next determined net asset value. A CDSC of 1.00% will be imposed on certain Class A shares of the Funds that were purchased without payment of the initial sales charge due to the size of the purchase and are redeemed within one year of purchase. A maximum CDSC of 4.00% which decreases in steps to 0% after five years, will be imposed on certain Class B shares of the Funds that are redeemed within five years of purchase. A CDSC of 1.00% will be imposed on certain Class C shares of the Funds that are redeemed within one year of purchase. See "Purchase of Shares." Any CDSC will be imposed on the lesser of the current market value or the total cost of the shares being redeemed. In determining whether a CDSC is payable, and, if so, the amount of the charge, it is assumed that shares not subject to such charge are the first redeemed followed by other shares held for the longest period of time.

    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signor and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within seven business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

    DEALER REDEMPTION REQUEST. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Request") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 282-4404 or (800) 772-8889 for the hearing impaired to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. The Distributor and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal indemnification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither the Distributor nor the Company will be liable for following instructions which it reasonably believes to be genuine. The Distributor and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason, in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily of the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address or record. proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

    REDEMPTION UPON DISABILITY. The Company will waive the contingent deferred sales charge on redemption following the disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose of he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled of such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.

    In cases of disability, the contingent deferred sales charges on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

    GENERAL REDEMPTION INFORMATION. The Company may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Directors. At least 60 days' advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.


    As described herein under "Purchase of Shares," redemptions of Class B shares or Class C shares are subject to a contingent deferred sales charge. In addition a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more and for certain qualified 401 (k) retirement plans. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses,. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.



    IRA redemption requests should be sent to the IRA custodian to be fowarded to ACCESS. Where Van Kampen American Trust Company serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.


    FOR SHARES THAT ARE HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.

TRANSFER OF REGISTRATION

    You may transfer the registration of any of your Company shares to another person by writing to the Fund c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.

                              VALUATION OF SHARES

    Net asset value is calculated separately for each class of each Fund. The net asset value per share of each class of shares of a Fund is determined by dividing the total fair market value of the investments and other assets attributable to such classes of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such classes of shares. Net asset value per share of a Fund is determined as of the regular close of the NYSE (currently, 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument.

    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

    Although the legal rights of Class A, Class B and Class C shares will be identical, the different expenses borne by each class will result in different net asset values and dividends. Dividends will differ by approximately the amount of the distribution expenses that have accrued for each class. The respective net asset values of Class B shares and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution fee charged to Class B and Class C shares.

                             PORTFOLIO TRANSACTIONS

    The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for each of the Funds. The Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the Fund to their clients or who act as agents in the purchase of shares of the Funds for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley"), an affiliate of the Advisers or broker affiliates of Morgan Stanley under procedures adopted by the

Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.

    Although the objective of each Fund is not to invest for short-term trading, each Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Funds' objectives. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. The Emerging Markets Debt and High Yield Funds each anticipate that its annual portfolio turnover rate will not exceed 100% under normal circumstances. Market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the annual turnover rates for the other Funds, see "Financial Highlights" above. High portfolio turnover involves correspondingly greater transaction costs which will be borne directly by the Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Fund.

                            PERFORMANCE INFORMATION

    The Company may from time to time advertise total return of the Funds. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.

    The respective performance figures for Class B shares and Class C shares of the Funds will generally be lower than those for Class A shares of the Funds because of the distribution fee and larger shareholder services fee charged to Class B shares and Class C shares.

PERFORMANCE OF INVESTMENT ADVISER -- EMERGING MARKETS DEBT FUND

    The Adviser manages a portfolio of Morgan Stanley Institutional Fund, Inc. ("MSIF") which served as the model for the Emerging Markets Debt Fund. The portfolio of MSIF (the "MSIF Portfolio") has substantially the same investment objective and policies as the Emerging Markets Debt Fund. In addition, the Adviser intends the Emerging Markets Debt Fund and the corresponding MSIF Portfolio to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics. Past investment performance of the MSIF Portfolio, as shown in the table below, may be relevant to your consideration of investment in the Emerging Markets Debt Fund. The investment performance of the MSIF Portfolio is not necessarily indicative of future performance of the Emerging Markets Debt Fund. Also, the operating expenses of the Emerging Markets Debt Fund will be different from, and may be higher than, the operating expenses of the MSIF Portfolio. The investment performance of the MSIF Portfolio is provided merely to indicate the experience of the Adviser in managing similar investment portfolios.

    The data set forth below under the heading "Return With Sales Charge" is adjusted, (i) with respect to the Class A shares, to take into account a 4.75% sales charge applicable to purchases of Class A shares of the

Emerging Markets Debt Fund; (ii) with respect to Class B shares, to take into account the applicable CDSC that is imposed if Class B shares of the Emerging Markets Debt Fund are redeemed within the year of their purchase indicated; and
(iii) with respect to the Class C shares, to take into account a 1.00% CDSC that is imposed if Class C shares of the Emerging Markets Debt Fund are redeemed within one year of their purchase. The data set forth below under the heading "Return Without Sales Charge" is not adjusted to take into account such sales charges.

   TOTAL RETURN FOR THE MSIF EMERGING MARKETS DEBT PORTFOLIO'S CLASS A SHARES

            (A SEPARATE MUTUAL FUND FROM EMERGING MARKETS DEBT FUND)
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1996

   (ADJUSTED TO REFLECT STATED SALES LOADS OF THE EMERGING MARKETS DEBT FUND)


RETURN WITH                                                                       SINCE
SALES CHARGE                                                         1 YEAR    INCEPTION (1)
------------------------------------------------------------------  ---------  ------------
Class A (of 4.75%)................................................     43.21%       12.32%
Class B (of 4.00%)................................................     43.96%       13.07%
Class C (of 1.00%)................................................     46.96%       17.07%
RETURN WITHOUT
SALES CHARGE
------------------------------------------------------------------
Class A...........................................................     47.96%       17.07%
Class B...........................................................     47.96%       17.07%
Class C...........................................................     47.96%       17.07%


--------------
(1) Commenced Operations on February 1, 1994.

    The past performance of the MSIF Emerging Markets Debt Portfolio is no guarantee of the future performance of the Emerging Markets Debt Fund.

                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any initial sales charge of the Funds, except that, upon written notice to the Company or by checking off the appropriate box in the Distribution Option Section on the New Account Application, a shareholder may elect to receive dividends and/or distributions in cash. Shares received through reinvestment of dividends and/or distributions will not be subject to any CDSC upon their redemption.

    The Emerging Markets Debt Fund expects to distribute substantially all of its net investment income in the form of annual dividends. Each of the Global Fixed Income, High Yield and Worldwide High Income Funds expects to distribute net investment income monthly. Net realized gains, if any, will be distributed annually. Confirmations of the purchase of shares of the Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.

    Any undistributed net investment income and undistributed realized gains increase a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.

    Because of the higher distribution fee, higher shareholder servicing fee, and any other expenses that may be attributable to the Class B shares and Class C shares of a Fund, the net income attributable to and the dividends payable on Class B shares and Class C shares of a Fund will be lower than the net income attributable to and the dividends payable on Class A shares of the Funds. As a result, the net asset value per share of the classes of a Fund will differ at times. Expenses of the Company allocated to a particular class of shares of a Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

TAX STATUS OF THE FUNDS

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. See also the tax sections in the Statement of Additional Information.

    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

    Each of the Funds is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to each Fund separately, rather than to the Company as a whole. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

    The Funds intend to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss less any available loss carryforward) which is distributed to its shareholders.

TAX STATUS OF DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain), to its shareholders. Dividends paid by a Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by a Fund attributable to dividends received from shares of domestic corporations generally will not qualify for the dividends-received deduction to corporations.

    Distributions of net capital gains are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Capital gains distributions are not eligible for the corporate dividends-received deduction. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to avoid liability for federal excise tax.

    Dividends and other Distributions declared in October, November and December by a Fund payable as of a record date in such month and paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31 of the year declared.

    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the Shareholder's adjusted basis in the redeemed, exchanged or sold shares. If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Shareholders may also be subject to state and local taxes on distributions from the Fund.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Company was organized as a Maryland corporation on August 14, 1992. The Amended Articles of Incorporation currently permit the Company to issue 27.375 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.


    The shares of each Fund, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As of December 11, 1996, Morgan Stanley Group Inc., 1221 Avenue of the Americas, New York, NY 10020, was presumed to "control" the High Yield Fund based solely on its ownership of 25% or more of the outstanding voting shares of such Fund.


REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.

    In addition, the Company or the Transfer Agent, will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or the Transfer Agent will send the shareholder a confirmation statement showing the same information.

CUSTODIAN

    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT

    ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Company and audits its annual financial statements.

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

MORGAN STANLEY FUND, INC.
          EMERGING MARKETS DEBT, GLOBAL FIXED INCOME, HIGH YIELD AND WORLDWIDE HIGH INCOME FUNDS
            P.O. BOX 418256, KANSAS CITY, MISSOURI 64141 (800-282-4404)      NEW
ACCOUNT APPLICATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
    / /  Individual    / /  Joint Tenants    / /  Trust    / /  Gift/Transfer to
Minor                       / /  Other____________________

NOTE: Joint tenant registration will be as "joint tenants with right of survivorship" and not as "tenants in common" unless specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and date of trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For an Individual Retirement Account ("IRA") a different application is required. Please call ACCESS Investor Services, Inc. ("ACCESS") at 800-282-4404 or your investment dealer to obtain the IRA application.

---------------------------------------------    --------------------------------------------------------------------------
Name(s) (PLEASE PRINT)                           Social Security Number(s) or Taxpayer Identification Number(s) ("TIN(s)")

---------------------------------------------    --------------------------------------------------------------------------
Name                                             Telephone Number

---------------------------------------------
Address

---------------------------------------------
City/State/Zip

--------------------------------------------------------------------------------
CONSOLIDATED MAILINGS: If you or your family members own multiple accounts in the Morgan Stanley Fund, Inc., you can prevent duplicate mailings to your address by completing this section.

ACCOUNT NUMBER(S)                                                 NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FUND SELECTION
--------------------------------------------------------------------------------

The minimum initial and subsequent investment is $500 and $25, respectively. Attach a check payable to MORGAN STANLEY FUND, INC. -- Investment Fund name.


Morgan Stanley Emerging Markets                Class A (466)   $           Class B (566)   $           Class C (666)   $
 Debt Fund                                                     ----------                  ----------                  ----------
Morgan Stanley Global Fixed                    Class A (601)   $           Class B (626)   $           Class C (651)   $
 Income Fund                                                   ----------                  ----------                  ----------
Morgan Stanley High Yield                      Class A (607)   $           Class B (631)   $           Class C (657)   $
 Fund                                                          ----------                  ----------                  ----------
Morgan Stanley Worldwide High                  Class A (607)   $           Class B (629)   $           Class C (654)   $
 Income Fund                                                   ----------                  ----------                  ----------
                                                                                                                       $
                                                                           Total Initial Investment:                   ----------



NOTE: IF INVESTING BY WIRE, YOU MUST OBTAIN A A.  By Mail: Enclosed is a check in the amount of $
BANK WIRE CONTROL NUMBER. TO DO SO, PLEASE   ----------------------- payable to Morgan Stanley Fund, Inc.
CALL 800-282-4404.                           B.  By Wire: A bank wire in the amount of $
                                             ----------------------- has been sent to Morgan Stanley Fund,
                                             Inc.from -------------------------------------------
                                             -------------------------------------------
                                                 Control Number Name of Bank                              Wire

CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:

All Dividends are to be                         / /  reinvested   / /  paid in cash
All Capital Gains are to be                     / /  reinvested   / /  paid in cash

--------------------------------------------------------------------------------
                               ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------

TELEPHONE EXCHANGE AND REDEMPTION                                 AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO PRE-DESIGNATED
You will automatically have telephone exchange and redemption     ACCOUNT.
privileges for yourself and your investment dealer and appoint    I/We hereby authorize ACCESS to act upon instructions received
ACCESS to act as your agent to act upon instructions received     by telephone to withdraw $1,000 or more from my/our account in
by telephone in order to effect such privileges unless you        Morgan Stanley Fund, Inc. and wire the amount withdrawn to the
mark one or more of the boxes below:                              following commercial bank account.
                No, I/we do not want:                             Title on Bank Account
                                                                  ----------------------------------------------------

                    / /  telephone exchange privileges            Name of Bank
                    / /  telephone redemption privileges          -------------------------------------------------------
                                                                  Bank A.B.A. Number -----------------    Account Number
                                                                  -----------------
      for myself/ourselves or my/our investment dealer.
                                                                  City/State/Zip
                                                                  ------------------------------------------------------------
I/We further acknowledge that it is my/our responsibility to read the Prospectus of any Investment Fund into which I/we
exchange.
Morgan Stanley Fund, Inc. will mail redemption proceeds to the
name and address in which my/our fund account is registered                         ATTACH A VOIDED CHECK HERE
unless I check the following box and complete the information at right.  / /
A corporation or partnership must also submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names and titles of officers authorized to act on its behalf.
The Company and the Company's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopying written instructions of transaction requests. Neither the Company nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for following instructions received by telephone that it reasonably believes to be genuine.

--------------------------------------------------------------------------------
                       RIGHTS OF ACCUMULATION (OPTIONAL)
--------------------------------------------------------------------------------

Fund shareholders together with members of their families, may be entitled to reduced sales charges with respect to their purchases of Class A shares of Funds of Morgan Stanley Fund, Inc. sold with an initial sales load ("Funds"). You may also receive a reduced sales charge by completing the Letter of Intent as set forth below as provided in the Prospectus of the Morgan Stanley Fund, Inc. (the "Prospectus"). See the Prospectus for details.

To qualify, you must complete this section, listing all of your accounts including those in your spouse's name, joint accounts and accounts held for your minor children. If you need more space, please attach a separate sheet.

I/We qualify for the Rights of Accumulation initial sales charge discount described in the Prospectus and Statement of Additional Information of Morgan Stanley Fund, Inc.
/ / I/We own Class A shares of more than one Fund of Morgan Stanley Fund, Inc. / / The registration of some of my/our Class A shares differs from that shown on this application. Listed below are the account number(s) and full registration(s) in each case.

LIST OF OTHER ACCOUNTS

ACCOUNT NUMBER(S)                                   NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                           --------------------------

                               TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
Fund Expenses.........................................................    2
Prospectus Summary....................................................    9
Investment Objective and Policies.....................................   13
Additional Investment Information.....................................   20
Investment Limitations................................................   30
Management of the Company.............................................   31
Purchase of Shares....................................................   35
Shareholder Services..................................................   44
Redemption of Shares..................................................   47
Valuation of Shares...................................................   50
Portfolio Transactions................................................   51
Performance Information...............................................   52
Dividends and Distributions...........................................   53
Taxes.................................................................   54
General Information...................................................   55


                                 MORGAN STANLEY
                           EMERGING MARKETS DEBT FUND
                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND
                                 MORGAN STANLEY
                                HIGH YIELD FUND
                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

                               PORTFOLIOS OF THE

                                 MORGAN STANLEY
                                   FUND, INC.

                                  COMMON STOCK
                               ($.001 PAR VALUE)

                                ---------------
                                   PROSPECTUS
                                ---------------

                               INVESTMENT ADVISER

                                 MORGAN STANLEY
                             ASSET MANAGEMENT INC.

                                  DISTRIBUTOR

                              VAN KAMPEN AMERICAN

                           CAPITAL DISTRIBUTORS, INC.

---------------------------------
---------------------------------
---------------------------------
---------------------------------

--------------------------------------------------------------------------------
                              P R O S P E C T U S
 -----------------------------------------------------------------------------

                     MORGAN STANLEY AGGRESSIVE EQUITY FUND
                       MORGAN STANLEY AMERICAN VALUE FUND
                       MORGAN STANLEY EQUITY GROWTH FUND
                       MORGAN STANLEY MID CAP GROWTH FUND
                      MORGAN STANLEY U.S. REAL ESTATE FUND
                           MORGAN STANLEY VALUE FUND
                               PORTFOLIOS OF THE
                           MORGAN STANLEY FUND, INC.

                  P.O. BOX 418256, KANSAS CITY, MISSOURI 64141
                      FOR INFORMATION CALL 1-800-282-4404

                               ------------------

    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-two diversified and non-diversified investment portfolios (each a "Fund," and together, the "Funds"). This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of the six Funds listed above. The Company is designed to make available to retail investors the expertise of Morgan Stanley Asset Management Inc. and its affiliate, Miller Anderson & Sherrerd, LLP, the investment advisers (each an "Adviser" and together, the "Advisers") and administrators (each an "Administrator" and together, the "Administrators") to the Funds. Shares are available through Van Kampen American Capital Distributors, Inc. ("VKAC Distributors," or the "Distributor"), and through investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers").


    This Prospectus is designed to set forth concisely the information about the Funds that a prospective investor should know before investing and it should be retained for future reference. The Company offers other Funds which are described in other prospectuses and under "Prospectus Summary" below. The Company currently offers the following Funds: (i) GLOBAL AND INTERNATIONAL EQUITY -- Morgan Stanley Asian Growth, Morgan Stanley Emerging Markets, Morgan Stanley Global Equity, Morgan Stanley Global Equity Allocation, Morgan Stanley International Magnum and Morgan Stanley Latin American Funds; (ii) U.S. EQUITY -- Morgan Stanley Aggressive Equity, Morgan Stanley American Value, Morgan Stanley Equity Growth, Morgan Stanley Mid Cap Growth, Morgan Stanley U.S. Real Estate and Morgan Stanley Value Funds; (iii) GLOBAL FIXED INCOME -- Morgan Stanley Emerging Markets Debt, Morgan Stanley Global Fixed Income, Morgan Stanley High Yield and Morgan Stanley Worldwide High Income Funds; and (iv) MONEY MARKET -- Morgan Stanley Government Obligations Money Market and Morgan Stanley Money Market Funds. Additional information about the Company is contained in a "Statement of Additional Information," dated January 1, 1997, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other Funds are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.


    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY OF ITS AFFILIATES OR CORRESPONDENTS. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


             THE DATE OF THIS PROSPECTUS IS DATED JANUARY 2, 1997.

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:


                                  AGGRESSIVE    AMERICAN      EQUITY       MID CAP     U.S. REAL
SHAREHOLDER TRANSACTION EXPENSES  EQUITY FUND  VALUE FUND   GROWTH FUND  GROWTH FUND  ESTATE FUND  VALUE FUND
--------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)
    Class A.....................   5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)
    Class B.....................     None         None         None         None         None         None
    Class C.....................     None         None         None         None         None         None
Maximum Deferred Sales Load (as
 a percentage of the lesser of
 initial purchase price or
 current market value)
    Class A
      For Purchases up to
        $999,999................     None         None         None         None         None         None
      For Purchases of 1,000,000
        or more.................   1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)
    Class B.....................   5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)
    Class C.....................   1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)
Maximum Sales Load Imposed on
 Reinvested Dividends
    Class A.....................     None         None         None         None         None         None
    Class B.....................     None         None         None         None         None         None
    Class C.....................     None         None         None         None         None         None
Redemption Fees
    Class A.....................     None         None         None         None         None         None
    Class B.....................     None         None         None         None         None         None
    Class C.....................     None         None         None         None         None         None
Exchange Fees
    Class A.....................     None         None         None         None         None         None
    Class B.....................     None         None         None         None         None         None
    Class C.....................     None         None         None         None         None         None


------------------

(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load.


(2) Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Funds, aggregate $1 million or more are not subject to a sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Any such CDSC will be paid to the Distributor. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."



(3) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Funds listed above are subject to a maximum CDSC of 5.00% which decreases in steps to 0% after five years. See "Purchase of Class B Shares." Any such CDSC will be paid to the Distributor.



(4) Purchases of Class C shares of the Funds listed above are subject to a CDSC of 1.00% for redemptions made within one year of purchase. Any such CDSC will be paid to the Distributor.

ANNUAL FUND OPERATING EXPENSES              AGGRESSIVE    AMERICAN     EQUITY
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     EQUITY FUND  VALUE FUND  GROWTH FUND
                                            -----------  ----------  -----------
Investment Advisory Fee (after expense
 reimbursement and/or fee waiver) (5)
    Class A...............................     0.50%       0.54%        0.68%
    Class B...............................     0.50%       0.54%        0.68%
    Class C...............................     0.50%       0.54%        0.68%
12b-1/Service Fees
    Class A (6)...........................     0.25%       0.25%        0.25%
    Class B (6)...........................     1.00%       1.00%        1.00%
    Class C (6)...........................     1.00%       1.00%        1.00%
Other Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A...............................     0.75%       0.71%        0.47%
    Class B...............................     0.75%       0.71%        0.47%
    Class C...............................     0.75%       0.71%        0.47%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A...............................     1.50%       1.50%        1.40%
    Class B...............................     2.25%       2.25%        2.15%
    Class C...............................     2.25%       2.25%        2.15%

ANNUAL FUND OPERATING EXPENSES                   MID CAP       U.S. REAL
(AS A PERCENTAGE OF AVERAGE NET ASSETS)        GROWTH FUND    ESTATE FUND  VALUE FUND
                                              --------------  -----------  ----------
Investment Advisory Fee (after expense
 reimbursement and/or fee waiver) (5)
    Class A...............................        0.67%          0.70%       0.64%
    Class B...............................        0.67%          0.70%       0.64%
    Class C...............................        0.67%          0.70%       0.64%
12b-1/Service Fees
    Class A (6)...........................        0.25%          0.25%       0.25%
    Class B (6)...........................        1.00%          1.00%       1.00%
    Class C (6)...........................        1.00%          1.00%       1.00%
Other Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A...............................        0.48%          0.60%       0.46%
    Class B...............................        0.48%          0.60%       0.46%
    Class C...............................        0.48%          0.60%       0.46%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A...............................        1.40%          1.55%       1.35%
    Class B...............................        2.15%          2.30%       2.10%
    Class C...............................        2.15%          2.30%       2.10%


------------------

(5) The Advisers have agreed to waive their advisory fees and/or to reimburse expenses of the Funds listed above, if necessary, if such fees would cause the total annual operating expenses of the Funds, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. The following sets forth, for each such Fund, investment advisory fees and expected total operating expenses absent fee waivers and/or expense reimbursements.


                                            AGGRESSIVE    AMERICAN     EQUITY
                                            EQUITY FUND  VALUE FUND  GROWTH FUND
                                            -----------  ----------  -----------
Total Operating Expenses
    Class A...............................     1.90%       1.81%        1.42%
    Class B...............................     2.65%       2.61%        2.17%
    Class C...............................     2.65%       2.58%        2.17%
Investment Advisory Fees
    (All Classes).........................     0.90%       0.85%        0.70%

                                                 MID CAP       U.S. REAL
                                               GROWTH FUND    ESTATE FUND  VALUE FUND
                                              --------------  -----------  ----------
Total Operating Expenses
    Class A...............................        1.48%          1.85%       1.41%
    Class B...............................        2.23%          2.60%       2.16%
    Class C...............................        2.23%          2.60%       2.16%
Investment Advisory Fees
    (All Classes).........................        0.75%          1.00%       0.70%


    Each Adviser reserves the right to terminate any of its fee waivers and/or reimbursements at any time in its sole discretion. For further information on Fund expenses, see "Management of the Company."

(6) Of the 12b-1/service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee.


    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in any of the Funds listed above will bear directly or indirectly. The expenses and fees for the American Value Fund are based on actual figures for the period ended June 30, 1996. The expenses and fees for the Aggressive Equity, Equity Growth, Mid Cap Growth, U.S. Real Estate and Value Funds are based on estimates. For purposes of calculating the estimated expenses and fees set forth above, the table assumes that each Fund's average daily net assets will be $50,000,000. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period as indicated, in (i) Class A shares of each listed Fund, including the maximum 5.75% sales charge, (ii) Class B shares of each such Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of each such Fund, which have a CDSC, but no initial sales charge.

                                              AGGRESSIVE       AMERICAN         EQUITY
                                              EQUITY FUND     VALUE FUND      GROWTH FUND
                                              -----------     -----------     -----------
Class A shares
 (If it is assumed there are no
 redemptions, the expenses are the same.)
    1 Year................................    $  72   (1)     $  72   (1)     $  71   (1)
    3 Years...............................      102             102              99
    5 Years...............................       *              135              *
    10 Years..............................       *              226              *
Class B shares
 (Assuming complete redemption at end of
 period)
    1 Year................................       73              73              72
    3 Years...............................      100             100              97
    5 Years...............................       *              135              *
    10 Years (2)..........................       *              241              *
 (Assuming no redemption)
    1 Year................................       23              23              22
    3 Years...............................       70              70              67
    5 Years...............................       *              120              *
    10 Years (2)..........................       *              241              *
Class C shares
 (Assuming complete redemption immediately
 prior to the end of period)
    1 Year................................       33              33              32
    3 Years...............................       70              70              67
    5 Years...............................       *              120              *
    10 Years..............................       *              258              *
 (Assuming no redemption)
    1 Year................................       23              23              22
    3 Years...............................       70              70              67
    5 Years...............................       *              120              *
    10 Years..............................       *              258              *

                                                 MID CAP         U.S. REAL
                                               GROWTH FUND      ESTATE FUND     VALUE FUND
                                              -------------     -----------     -----------
Class A shares
 (If it is assumed there are no
 redemptions, the expenses are the same.)
    1 Year................................    $   71    (1)     $  72   (1)     $  70   (1)
    3 Years...............................        99              104              98
    5 Years...............................        *                *               *
    10 Years..............................        *                *               *
Class B shares
 (Assuming complete redemption at end of
 period)
    1 Year................................        72               73              71
    3 Years...............................        97              102              96
    5 Years...............................        *                *               *
    10 Years (2)..........................        *                *               *
 (Assuming no redemption)
    1 Year................................        22               23              21
    3 Years...............................        67               72              66
    5 Years...............................        *                *               *
    10 Years (2)..........................        *                *               *
Class C shares
 (Assuming complete redemption immediately
 prior to the end of period)
    1 Year................................        32               33              31
    3 Years...............................        67               72              66
    5 Years...............................        *                *               *
    10 Years..............................        *                *               *
 (Assuming no redemption)
    1 Year................................        22               23              21
    3 Years...............................        67               72              66
    5 Years...............................        *                *               *
    10 Years..............................        *                *               *


------------------
 * Because the Aggressive Equity, Equity Growth, Mid Cap Growth, U.S. Real Estate and Value Funds were either not operational or had just recently become operational as of the date of this Prospectus, the Company has not projected expenses beyond the three-year period shown.
(1) Certain large purchases may be subject to a reduced sales load. Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investment in Class A shares of the Funds, aggregate $1 million or more are not subject to a sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase.
(2) Class B shares automatically convert to Class A shares after eight years. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR
FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

                              FINANCIAL HIGHLIGHTS

    The following tables provide financial highlights for the Class A, Class B and Class C shares of the Aggressive Equity, American Value and U.S. Real Estate Funds for each of the respective periods presented. The audited financial highlights are part of the Company's financial statements, which appear in the Company's June 30, 1996 Annual Report to Shareholders. The financial statements are included in the Company's Statement of Additional Information. The foregoing Funds' financial highlights for each of the periods presented have been audited by Price Waterhouse LLP, whose report thereon (which was unqualified) is also included in the Statement of Additional Information. Additional performance information about the Company is contained in the Annual Report. The Annual Report and the financial statements contained therein, along with the Statement of Additional Information, are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto. Financial highlights are not presented for the Equity Growth, Mid Cap Growth and Value Funds because they had not commenced operations as of June 30, 1996.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             AGGRESSIVE EQUITY FUND


                                                            CLASS A                   CLASS B                   CLASS C
                                                      -------------------       -------------------       -------------------
                                                       JANUARY 2, 1996*          JANUARY 2, 1996*          JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS                     TO JUNE 30, 1996          TO JUNE 30, 1996          TO JUNE 30, 1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............         $          12.00          $          12.00          $          12.00
                                                                   ------                    ------                    ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.........................                     0.06                      0.03                      0.03
  Net Realized and Unrealized Gain..............                     2.40                      2.39                      2.38
                                                                   ------                    ------                    ------
  Total From Investment Operations..............                     2.46                      2.42                      2.41
                                                                   ------                    ------                    ------
DISTRIBUTIONS
  Net Investment Income.........................                    (0.06)                    (0.04)                    (0.04)
                                                                   ------                    ------                    ------
NET ASSET VALUE, END OF PERIOD..................         $          14.40          $          14.38          $          14.37
                                                                   ------                    ------                    ------
                                                                   ------                    ------                    ------
TOTAL RETURN (1)................................                    20.52%                    20.18%                    20.10%
                                                                   ------                    ------                    ------
                                                                   ------                    ------                    ------
RATIOS AND SUPPLEMENTAL DATA....................
Net Assets, End of Period (000s)................         $          5,382          $          2,426          $          2,582
Ratio of Expenses to Average Net Assets (2).....                     2.03%**                   2.67%**                   2.67%**
Ratio of Net Investment Income to Average Net
 Assets (2).....................................                     1.22%**                   0.43%**                   0.44%**
Portfolio Turnover Rate.........................                      204%                      204%                      204%
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income....         $           0.06          $           0.07          $           0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets................                     3.26%**                   3.79%**                   3.80%**
  Net Investment Income (Loss) to Average Net
    Assets......................................                    (0.01)%**                 (0.69)%**                 (0.69)%**
Ratio of Expenses to Average Net Assets
 Excluding Dividend
  Expense on Securities Sold Short..............                     1.50%**                   2.25%**                   2.25%**
-----------------------------------------------------------------------------------------------------------------------------


 * Commencement of operations
 ** Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of .90% of the average daily net assets of Aggressive Equity Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Aggressive Equity Fund to the extent that total operating expenses of the Fund, excluding dividend expense of securities sold short, exceed 1.50% of the average daily net assets relating to the Class A shares and 2.25% of the average daily net assets relating to the Class B and Class C shares. For the fiscal period ended June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $41,000 for the Aggressive Equity Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                              AMERICAN VALUE FUND

                                                                       CLASS A                                    CLASS B+
                                           ---------------------------------------------------------------   -------------------
                                            OCTOBER 18, 1993*        YEAR ENDED            YEAR ENDED          AUGUST 1, 1995
SELECTED PER SHARE DATA AND RATIOS          TO JUNE 30, 1994        JUNE 30, 1995         JUNE 30, 1996       TO JUNE 30, 1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....     $          12.00      $          11.70      $          12.89      $          13.37
                                                        ------               -------                ------                ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..................                 0.17                  0.27                  0.27                  0.15
  Net Realized and Unrealized Gain
    (Loss)...............................                (0.30)                 1.44                  1.94                  1.46
                                                        ------               -------                ------                ------
  Total from Investment Operations.......                (0.13)                 1.71                  2.21                  1.61
                                                        ------               -------                ------                ------
DISTRIBUTIONS
  Net Investment Income..................                (0.17)                (0.28)                (0.27)                (0.15)
  In Excess of Net Investment Income.....                   --                    --                 (0.01)                (0.01)
  Net Realized Gain......................                   --                 (0.24)                (0.19)                (0.19)
                                                        ------               -------                ------                ------
  Total Distributions....................                (0.17)                (0.52)                (0.47)                (0.35)
                                                        ------               -------                ------                ------
NET ASSET VALUE, END OF PERIOD...........     $          11.70      $          12.89      $          14.63      $          14.63
                                                        ------               -------                ------                ------
                                                        ------               -------                ------                ------
TOTAL RETURN (1).........................                (1.12)%               15.01%                17.41%                12.29%
                                                        ------               -------                ------                ------
                                                        ------               -------                ------                ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s).........     $         10,717      $         20,675      $         19,674      $          2,485
Ratio of Expenses to Average Net Assets
 (2).....................................                 1.50%**                1.50%                1.50%                 2.25%**
Ratio of Net Investment Income to Average
 Net Assets (2)..........................                 2.14%**                2.29%                1.90%                 1.18%**
Portfolio Turnover Rate..................                   17%                   23%                   41%                   41%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
 During the Period
  Per Share Benefit to Net Investment
    Income...............................     $           0.08      $           0.05      $           0.04      $           0.04
Ratios Before Expense Limitation:
  Expenses to. Average Net Assets                         2.48%**                1.96%                1.81%                 2.61%**
  Net. Investment Income to Average Net
    Assets                                                1.16%**                1.83%                1.59%                 0.82%**
--------------------------------------------------------------------------------------------------------------------------------

                                                                       CLASS C
                                           ---------------------------------------------------------------
                                            OCTOBER 18, 1993*        YEAR ENDED            YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS          TO JUNE 30, 1994        JUNE 30, 1995         JUNE 30, 1996
-----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....     $          12.00      $          11.69      $          12.89
                                                        ------               -------                ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..................                 0.11                  0.17                  0.16
  Net Realized and Unrealized Gain
    (Loss)...............................                (0.31)                 1.44                  1.94
                                                        ------               -------                ------
  Total from Investment Operations.......                (0.20)                 1.61                  2.10
                                                        ------               -------                ------
DISTRIBUTIONS
  Net Investment Income..................                (0.11)                (0.17)                (0.15)
  In Excess of Net Investment Income.....                   --                    --                 (0.01)
  Net Realized Gain......................                   --                 (0.24)                (0.19)
                                                        ------               -------                ------
  Total Distributions....................                (0.11)                (0.41)                (0.35)
                                                        ------               -------                ------
NET ASSET VALUE, END OF PERIOD...........     $          11.69      $          12.89      $          14.64
                                                        ------               -------                ------
                                                        ------               -------                ------
TOTAL RETURN (1).........................                (1.70)%               14.13%                16.50%
                                                        ------               -------                ------
                                                        ------               -------                ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s).........     $          7,237      $         13,867      $         21,193
Ratio of Expenses to Average Net Assets
 (2).....................................                 2.25%**                2.25%                2.25%
Ratio of Net Investment Income to Average
 Net Assets (2)..........................                 1.39%**                1.54%                1.17%
Portfolio Turnover Rate..................                   17%                   23%                   41%
-----------------------------------------
Effect of Voluntary Expense Limitation
 During the Period
  Per Share Benefit to Net Investment
    Income...............................     $           0.08      $           0.05      $           0.04
Ratios Before Expense Limitation:
  Expenses to. Average Net Assets                         3.28%**                2.71%                2.58%
  Net. Investment Income to Average Net
    Assets                                                0.36%**                1.08%                0.84%
-----------------------------------------



 * Commencement of operations.
 ** Annualized.
 + The American Value Fund began offering the current Class B shares on August
   1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 0.85% of the average daily net assets of the American Value Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the American Value Fund to the extent that the total operating expenses of the Fund exceed 1.50% of the average daily net assets relating to the Class A shares and 2.25% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $102,000, $110,000 and $134,000, respectively, for the American Value Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             U.S. REAL ESTATE FUND

                                                            CLASS A                   CLASS B                   CLASS C
                                                      -------------------       -------------------       -------------------
                                                         MAY 1, 1996*              MAY 1, 1996*              MAY 1, 1996*
SELECTED PER SHARE DATA AND RATIOS                     TO JUNE 30, 1996          TO JUNE 30, 1996          TO JUNE 30, 1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............         $          12.00          $          12.00          $          12.00
                                                                   ------                    ------                    ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.........................                     0.08                      0.07                      0.07
  Net Realized and Unrealized Gain..............                     0.48                      0.48                      0.48
                                                                   ------                    ------                    ------
  Total From Investment Operations..............                     0.56                      0.55                      0.55
                                                                   ------                    ------                    ------
DISTRIBUTIONS
  Net Investment Income.........................                    (0.04)                    (0.03)                    (0.03)
                                                                   ------                    ------                    ------
NET ASSET VALUE, END OF PERIOD..................         $          12.52          $          12.52          $          12.52
                                                                   ------                    ------                    ------
                                                                   ------                    ------                    ------
TOTAL RETURN (1)................................                     4.63%                     4.54%                     4.54%
                                                                   ------                    ------                    ------
                                                                   ------                    ------                    ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s)................         $          1,829          $          2,197          $          1,782
Ratio of Expenses to Average Net Assets (2).....                     1.55%**                   2.30%**                   2.30%**
Ratio of Net Investment Income to Average Net
 Assets (2).....................................                     4.11%**                   3.35%**                   3.39%**
Portfolio Turnover Rate.........................                        0%                        0%                        0%
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income....         $           0.08          $           0.07          $           0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets................                     5.58%**                   6.34%**                   6.32%**
  Net Investment Income to Average Net Assets...                     0.08%**                  (0.69)%**                 (0.63)%**
-----------------------------------------------------------------------------------------------------------------------------


 * Commencement of operations.


 ** Annualized.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the U.S. Real Estate Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the U.S. Real Estate Fund to the extent that the total operating expenses of the Fund exceed 1.55% of the average daily net assets relating to the Class A shares and 2.30% of the average daily net assets relating to the Class B and Class C shares. For the fiscal period ended June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $35,000 for the U.S. Real Estate Fund.

                               PROSPECTUS SUMMARY

THE COMPANY


    The Company currently consists of twenty-two portfolios which are designed to offer investors a range of investment choices with Morgan Stanley Asset Management Inc. ("MSAM") and its affiliate, Miller Anderson & Sherrerd, LLP ("MAS"), providing services as Advisers and Administrators and Van Kampen American Capital Distributors, Inc. ("VKAC Distributors") providing services as Distributor. MAS serves as the Adviser and Administrator for the Mid Cap Growth Fund and the Value Fund. MSAM serves as the Adviser and Administrator for all of the other Funds listed below. Each Fund has its own investment objective and policies designed to meet its specific goals. For ease of reference, the words "Morgan Stanley," which begin the name of each Fund, have not been included in the Funds named below. The investment objective of each Fund described in this Prospectus is as follows:


    - The AGGRESSIVE EQUITY FUND seeks capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

    - The AMERICAN VALUE FUND seeks high total return by investing in undervalued equity securities of small-to medium-sized corporations.

    - The EQUITY GROWTH FUND seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization companies.


    - The MID CAP GROWTH FUND seeks to achieve long-term growth by investing primarily in common stocks and other equity securities of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential.


    - The U.S. REAL ESTATE FUND seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.


    - The VALUE FUND seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.


    The other Funds are described in other prospectuses which may be obtained from the Company at the address and telephone number noted on the cover page of this Prospectus. The objectives of these other Funds are listed below:

GLOBAL AND INTERNATIONAL EQUITY FUNDS:

    - The ASIAN GROWTH FUND seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.

    - The EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

    - The EUROPEAN EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

    - The GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index.

    - The GLOBAL EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

    - The INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser.

    - The JAPANESE EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

    - The LATIN AMERICAN FUND seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.

U.S. EQUITY FUNDS:

    - The GROWTH AND INCOME FUND seeks capital appreciation and current income by investing primarily in equity and equity-linked securities.

GLOBAL FIXED INCOME FUNDS:

    - The EMERGING MARKETS DEBT FUND seeks high total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

    - The GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

    - The HIGH YIELD FUND seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

    - The WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world.

MONEY MARKET FUNDS:

    - The GOVERNMENT OBLIGATIONS MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The TAX-FREE MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal.

    THE GROWTH AND INCOME, JAPANESE EQUITY, EUROPEAN EQUITY AND TAX-FREE MONEY MARKET FUNDS ARE CURRENTLY NOT BEING OFFERED.

INVESTMENT MANAGEMENT


    Morgan Stanley Asset Management Inc. ("MSAM," an "Adviser" or an "Administrator"), a wholly-owned subsidiary of Morgan Stanley Group Inc. ("MSGI"), which, together with its affiliated asset management companies other than Miller Anderson & Sherrerd, LLP ("MAS"), had approximately $66.0 billion in assets under management as an investment manager or as a fiduciary adviser at September 30, 1996, acts as investment adviser to each of the Funds offered in this prospectus, except the Mid Cap Growth and Value Funds. MAS (an "Adviser" or an "Administrator"), established its institutional investment advisory business in 1969 and recently became an indirectly wholly-owned subsidiary of MSGI and an affiliate of MSAM. MAS had approximately $37.5 billion in assets under management as an investment manager at September 30, 1996. See "Management of the Company -- Investment Advisers" and "-- Administrators." On October 31, 1996, MSGI purchased the parent company of Van Kampen American Capital, Inc., which in turn is the parent company of VKAC Distributors. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $59 billion in assets under management or supervision as of September 30, 1996.


RISK FACTORS

    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The Funds described herein invest in common stocks, which are subject to market risks that may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value. The Funds, and in particular, the Aggressive Equity, American Value, Mid Cap Growth and Value Funds, invest in small- to medium-sized corporations, which are more vulnerable to financial risks and other risks than larger corporations, and therefore may involve a higher degree of risk and price volatility than investments in the securities of larger corporations. Each Fund described herein may invest in securities that are neither listed on stock exchanges nor traded over-the-counter, including private placement securities. Such securities may be less liquid than publicly traded securities. The Aggressive Equity Fund may invest in PERCS, ELKS, LYONs and similar securities which are convertible upon various terms and conditions into equity securities, may borrow for purposes of leverage, invest in reverse repurchase agreements and engage in short selling. Because the U.S. Real Estate Fund invests primarily in the securities of companies principally engaged in the real estate industry, its investments may be subject to the risks associated with the direct ownership of real estate. Because it is expected that the U.S. Real Estate Fund will invest a substantial portion of its assets in real estate investment trusts ("REITs"), the U.S. Real Estate Fund may also be subject to certain risks and costs associated with the direct investments of REITs. The Funds may invest in securities of foreign issuers which are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, limited publicly available information regarding foreign issuers, lower accounting, auditing and financial standards, potential price volatility and lesser liquidity of shares traded on securities markets, less government regulation of securities markets, changes in taxes, possible seizure or expropriation of the foreign issuer or foreign deposits, and potentially greater difficulty in obtaining a judgment in a court outside the United States. Certain of the Funds may invest in forward foreign currency exchange contracts, and may invest in foreign currency exchange futures and options. In addition, the Funds may invest in derivatives, which include options, futures and options on futures and swaps and each Fund may invest in repurchase agreements, borrow money, lend its portfolio securities, and purchase securities on a when-issued or delayed delivery basis. Because the U.S. Real Estate Fund and Aggressive Equity Fund are non-diversified portfolios, each of these Funds may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to a greater risk resulting from such concentration of its portfolio securities. Each Fund's share price and investment return fluctuate, and a shareholder's investment when redeemed may be worth more or less than his original cost. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.

HOW TO INVEST


    The Class A, Class B and Class C shares of the Funds described herein are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Funds are offered at net asset value plus an initial sales charge of up to 5.75% in graduated percentages based on the investor's aggregate investments in the Funds. Shares of the Class B shares and Class C shares of the Funds are offered at net asset value. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are also subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction or waiver of sales charges, which are available for certain investors. Share purchases may be made through VKAC Distributors, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of a Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."


HOW TO REDEEM

    Shares of each Fund may be redeemed at any time at the net asset value per share price (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase. See "Redemption of Shares."

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each Fund is described below, together with the policies the Fund employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. There is no assurance that a Fund will attain its objective. The investment policies described below are not fundamental policies and may be changed without shareholder approval. For more information about certain investment practices of the Funds, see "Additional Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.

THE AGGRESSIVE EQUITY FUND

    The Aggressive Equity Fund's investment objective is to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities. With respect to the Fund, equity and equity-linked securities include common and preferred stock, convertible securities, rights and warrants to purchase common stock, equity related options and futures, and specialty securities, such as ELKS, LYONs and PERCS, of U.S. and foreign issuers. As a non-diversified portfolio, the Fund can be more heavily weighted in fewer stocks than a diversified portfolio. See "Investment Limitations." Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity and equity-linked securities. Equity-linked securities are derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate or index.

    The Adviser employs a flexible and eclectic investment process in pursuit of the Aggressive Equity Fund's investment objective. In selecting securities for the Fund, the Adviser concentrates on a universe of rapidly growing, high quality companies and on companies in lower, but accelerating, earnings growth situations. The Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more but smaller market capitalization securities may be purchased from time to time. The Fund is not restricted to investments in specific market sectors. The Adviser uses its research capabilities, analytical resources and judgment to assess economic, industry and market trends, as well as individual company developments, to select promising investments for the Fund. The Adviser concentrates on companies with strong, communicative management and clearly defined strategies for growth. In addition, the Adviser rigorously assesses earnings results. The Adviser seeks companies that will deliver surprisingly strong earnings growth. Valuation is of secondary importance to the Adviser and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Fund is free to invest in any equity or equity-linked security that, in the Adviser's judgment, provides above-average potential for capital appreciation.

    In selecting investments for the Aggressive Equity Fund, the Adviser emphasizes individual security selection. Overweighted sector positions and issuer positions may result from the investment process. The Fund has a long-term investment perspective; however, the Adviser may take advantage of short-term opportunities that are consistent with the Fund's objective by selling recently purchased securities which have increased in value.

    The Aggressive Equity Fund may invest in equity and equity-linked securities of domestic and foreign corporations. However, the Fund does not expect to invest more than 25% of its total assets at the time of purchase in securities of foreign companies. The Fund may invest in securities of foreign issuers directly or in the form of depositary receipts. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. The Fund may from time to time and consistent with applicable legal requirements sell securities short that it owns (i.e., "against the box") or borrows. The Fund may, to a limited extent, invest in non-publicly traded securities, private placements and restricted securities.


    The Aggressive Equity Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Fund's shares and in the yield on the Fund's investments. Although the Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations.


    The Aggressive Equity Fund expects that any borrowing, for other than temporary purposes, will be made on a secured basis. The Fund's Custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the Lender in the form of cash or securities to avoid liquidation of those assets.

    For temporary defensive purposes, the Aggressive Equity Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the Aggressive Equity Fund, see "Additional Investment Information" below.

THE AMERICAN VALUE FUND

    The American Value Fund's investment objective is to provide high total return by investing in equity securities of small- to medium-sized corporations that the Adviser believes to be undervalued relative to the stock market in general at the time of purchase. The Fund invests primarily in corporations domiciled in the United States with equity market capitalizations which range generally from $70 million up to $1 billion, but may invest in similar size foreign corporations. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity securities of corporations whose equity market capitalization is up to $1 billion. The Fund may also invest in equity securities of other corporations but will generally not invest in the 500 largest corporations in the United States. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks, and similar equity interests, such as trusts or partnership interests. Debt securities convertible into common stocks will be investment grade (rated in one of the four highest rating categories by a nationally recognized statistical rating organization (an "NRSRO")) or, if unrated, will be of comparable quality as determined by the Adviser under the supervision of the Board of Directors. These investments may or may not carry voting rights. The Fund may invest in non-publicly traded securities, private placements and restricted securities. The Fund may on occasion invest in equity securities of foreign issuers that trade on a United States exchange or over-the-counter either directly or in the form of depositary receipts. The Fund also may invest in certain types of futures contracts and options thereon.

    The Adviser invests with the philosophy that a diversified portfolio of undervalued, small- to medium-sized companies will provide high total return in the long run. Companies considered attractive will have the following characteristics:

    1. Stocks will most often have yields distinctly above the average of companies with similar capitalizations.

    2. The market prices of the stocks will be undervalued relative to the normal earning power of the companies.

    3. Stock prices will be low relative to the intrinsic value of the companies' assets.

    4. Stocks will be of high quality, in the Adviser's judgment, as evaluated by the companies' balance sheets, income statements, franchises and product competitiveness.

    The thrust of this approach is to seek investments in stocks for which investor enthusiasm is currently low, as reflected in their valuation, but which have the financial and fundamental features which, according to the Adviser's assessment, will allow the stocks to achieve a higher valuation. Value is achieved and exposure is reduced for the American Value Fund when the investment community's perceptions improve and the stocks approach what the Adviser believes is fair valuation. The Fund will invest in equity securities of smaller capitalized companies, which are more vulnerable to financial and other risks than larger companies. Investment in securities of smaller companies may involve a higher degree of risk and price volatility than in securities of larger companies.

    The Adviser takes a long-term approach by placing a strong emphasis on its ability to identify attractive values. The Adviser does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Adviser may take advantage of short-term opportunities, however, that are consistent with its objective of high total return. The Fund will maintain diversity among industries and will not invest more than 25% of its total assets in the stocks of issuers in any one industry.

    For temporary defensive purposes, the American Value Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high-quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the American Value Fund, see "Additional Investment Information" below.

THE EQUITY GROWTH FUND

    The Equity Growth Fund's investment objective is to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization U.S. companies and, to a limited extent, as described below, foreign corporations. Equity securities, for this purpose, include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity securities.

    The Adviser employs a flexible and eclectic investment process in pursuit of the Equity Growth Fund's investment objective. In selecting securities for the Fund, the Adviser concentrates on a universe of rapidly growing, high quality companies and lower, but accelerating, earnings growth situations. The Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more. The Fund is not restricted to investments in specific market sectors. The Adviser uses its research capabilities, analytical resources and judgment to assess economic, industry and market trends, as well as individual company developments, to select promising growth investments for the Fund. The Adviser concentrates on companies with strong, communicative management and clearly defined strategies for growth. In addition, the Adviser rigorously assesses company developments, including changes in strategic direction, management focus and current and likely future earnings results. Valuation is important to the Adviser but is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises vis-a-vis consensus expectations. The Fund is free to invest in any equity security that, in the Adviser's judgment, provides above average potential for capital appreciation.

    In selecting investments for the Equity Growth Fund, the Adviser emphasizes individual security selection. The Fund's investments will generally be diversified by number of issues but concentrated sector positions may result from the investment process. The Fund has a long-term investment perspective; however, the Adviser may take advantage of short-term opportunities that are consistent with the Fund's objective by selling recently purchased securities which have increased in value.

    The Equity Growth Fund may invest up to 25% of its total assets at the time of purchase in securities of foreign companies. The Fund may invest in securities of foreign issuers directly or in the form of depositary receipts. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

    The Equity Growth Fund may invest in convertible securities of domestic and, subject to the above restrictions, foreign issuers on occasions when, due to market conditions, it is more advantageous to purchase such securities than to purchase common stock. Since the Fund invests in both common stocks and convertible securities, the risks of investing in the general equity markets may be tempered to a degree by the Fund's investments in convertible securities which are often not as volatile as common stock.

    The Equity Growth Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities.

    For temporary defensive purposes, the Equity Growth Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE MID CAP GROWTH FUND


    The Mid Cap Growth Fund's investment objective is to achieve long-term growth by investing primarily in common stocks and other equity securities of small and medium size companies which are deemed by the Adviser to offer long-term growth potential.


    The Mid Cap Growth Fund generally will invest at least 65% of its total assets in equity securities issued by companies offering long term growth potential which have market capitalizations in the range of the companies represented in the S&P Mid Cap 400 Index. Such range is currently $100 million to $8 billion but the range fluctuates over time with changes in the equity market. Equity securities for this purpose include common stock, preferred stock, convertible securities, depositary receipts, foreign equity securities, and rights and warrants to purchase stock. Up to 5% of the Fund's assets may be invested in foreign equity securities, excluding American Depositary Receipts ("ADRs").

    The Adviser manages the Mid Cap Growth Fund using a four-part process combining quantitative, fundamental and valuation analysis with a strict sales discipline. Stocks that pass an initial screen based on estimate revisions undergo detailed fundamental research. The Adviser uses valuation analysis to eliminate the most overvalued securities. The Fund sells holdings when the Adviser's estimate revision scores fall to unacceptable levels, when its fundamental research uncovers unfavorable trends or when the securities' valuations exceed the level that the Adviser believes is reasonable given their growth prospects.

    The Mid Cap Growth Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities.

    For temporary defensive purposes, the Mid Cap Growth Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE U.S. REAL ESTATE FUND

    The investment objective of the U.S. Real Estate Fund is to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). With respect to this Fund, equity securities include common stocks, shares or units of beneficial interest of REITs, limited partnership interests in master limited partnerships, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stock.


    Under normal circumstances, at least 65% of the U.S. Real Estate Fund's total assets will be invested in income producing equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Fund's investment policies, a company is "principally engaged" in the real estate industry if, as determined by the Adviser, (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include, among others: REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies. The Fund seeks to invest in equity securities of companies that provide a dividend yield that exceeds the composite dividend yield of securities comprising the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500").


    A substantial portion of the U.S. Real Estate Fund's total assets will be invested in securities of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The Fund will invest primarily in Equity REITs. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. A shareholder in the Fund should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also indirectly, the management expenses of underlying REITs.

    The U.S. Real Estate Fund will concentrate in the U.S. real estate industry, but may not invest more than 25% of its total assets in securities of companies in any one other industry (for these purposes the U.S. Government, its agencies and instrumentalities are not considered an industry). Under normal circumstances, the Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by real estate companies or secured by real estate assets and rated, at time of purchase, in one of the four highest rating categories by an NRSRO or determined by the Adviser to be of comparable quality at the time of purchase; high quality money market instruments; or debt securities rated in one of the two highest ratings categories by an NRSRO, consisting of corporate debt securities and U.S. Government securities. Securities rated in the lowest category of investment grade securities have speculative characteristics. Investment grade securities are securities that are rated in one of the four highest rating categories by an NRSRO. The Fund may also, to a limited extent, invest in non-publicly traded securities, private placements and restricted securities.

    For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high-quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the U.S. Real Estate Fund, see "Additional Investment Information" below.

    RISK FACTORS RELATING TO U.S. REAL ESTATE PORTFOLIO. The investment policies of the U.S. Real Estate Fund entail certain risks and considerations of which an investor should be aware. Because the Fund invests primarily in the securities of companies principally engaged in the real estate industry, its investments may be subject to the risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Fund's investments. The Fund's share price and investment return fluctuate, and a shareholder's investment when redeemed may be worth more or less than his original cost.

    Because the U.S. Real Estate Fund may invest a substantial portion of its assets in REITs, the Fund may also be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). Rising interest rates may cause the value of the debt securities in which the Fund will invest to fall. Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

THE VALUE FUND

    The Value Fund's investment objective is to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and other equity securities that are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

    The Value Fund generally will invest at least 65% of its assets in equity securities which are deemed to be undervalued. Equity securities, for this purpose, include common stock, preferred stock, convertible securities, depositary receipts and rights and warrants to purchase stock. Up to 5% of the Fund's assets may be invested in foreign equity securities, excluding ADRs. The Fund generally will invest in equity securities of companies with equity capitalization greater than $300 million.

    The Adviser selects common stocks which are deemed to be undervalued relative to the stock market in general as measured by the S&P 500, based on the value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Value Fund's total return will consist of both capital and income returns. Stocks which are deemed to be undervalued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks which are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios. However, the Adviser may select non-dividend paying stocks for their value characteristics. For temporary defensive purposes, the Value Fund may invest without limit in money market instruments and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.

    The Value Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

                       ADDITIONAL INVESTMENT INFORMATION


BORROWING AND OTHER FORMS OF LEVERAGE


    The American Value and U.S. Real Estate Funds may borrow up to 10% of their total assets as a temporary measure for extraordinary or emergency purposes. These Funds may not purchase additional securities when borrowings exceed 5% of total assets. The Aggressive Equity Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. See "Investment Objectives and Policies -- The Aggressive Growth Fund" for further information.

    The Equity Growth, Mid Cap Growth, and Value Funds may borrow money (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of such Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings). These Funds may not purchase additional securities when borrowings exceed 5% of total assets.

CONVERTIBLE SECURITIES, WARRANTS AND EQUITY-LINKED SECURITIES

    Each Fund may invest in convertible securities, preferred stock, warrants or other securities exchangeable under certain circumstances for shares of common stock. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

    The Aggressive Equity, Equity Growth, Mid Cap Growth and Value Funds may invest in equity-linked securities, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market which is fairly developed and liquid. The market for such securities may be shallow, however, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other Lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

DEPOSITARY RECEIPTS

    Depositary receipts include ADRs, Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. Each of the Funds, other than the U.S. Real Estate Fund, may invest in ADRs and the Funds, other than the American Value and U.S. Real Estate Funds may invest in other depository receipts. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

FOREIGN BONDS

    The Value and Mid Cap Growth Funds may invest in foreign bonds. Foreign bonds are fixed income securities denominated in foreign currency and issued and traded primarily outside the United States, including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) fixed income securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; and (3) non-government foreign corporate debt securities. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT

    The Funds may invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than United States national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Emerging countries may have less stable political environment than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of a Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Each Fund will also incur certain costs in connection with conversions between various currencies.

FOREIGN CURRENCY HEDGING TRANSACTIONS

    The Funds, other than the U.S. Real Estate Fund, may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S. Dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.

    The Funds, other than the American Value and U.S. Real Estate Funds, may attempt to accomplish objectives similar to those described above with respect to forward contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives such Funds the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Funds the right to purchase a currency at the exercise price until the expiration of the option. The Funds may also write covered call options on foreign currencies for hedging purposes. See "Investment Objectives and Policies -- Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    In order to remain fully invested and reduce transaction costs, the Funds may utilize appropriate futures contracts and options on futures contracts, including securities index futures contracts, interest rate futures contracts, and options thereon. Futures contracts provide for the future sale by one party and the purchase by another party if a specified amount of a specified security or a specified currency at a specified future time and price. Futures contracts are standardized as to the maturity date and underlying financial instrument, under a currency. Futures contracts traded in the United States are traded on national futures exchanges.

    The Aggressive Equity and American Value Funds may enter into securities index futures contracts, foreign currency futures contracts and options thereon. The Equity Growth, Mid Cap Growth, U.S. Real Estate and Value Funds may enter into these and other types of futures contacts and options thereon for hedging purposes.


    The Funds will engage only in transactions in securities index futures contracts, interest rate futures contracts and options thereon which are traded on a recognized securities or futures exchange. There currently are limited securities index futures, interest rate futures and options on such futures markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, will depend on the development of such markets.


    The Funds may enter into futures contracts and options thereon provided that not more than 5% of each such Fund's total assets at the time of entering the transaction are required as deposits to secure obligations under such contracts. The Aggressive Equity, American Value and U.S. Real Estate Funds may invest no more than 20% of each such Fund's total assets, in the aggregate, in futures contracts and options on futures contracts. The Equity Growth, Mid Cap Growth and Value Funds will not enter into futures contracts to the extent that such Fund's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options transactions, would exceed 50% of its total assets.

    The primary risks associated with the use of futures and options thereon are
(i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures and options relating to the stocks purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on the Fund's ability to hedge. For more detailed information about futures transactions see "Investment Objectives and Policies" in the Statement of Additional Information.

INVESTMENT COMPANY SECURITIES

    The Funds may invest in securities of another open-end or closed-end investment company, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act. To the extent a Fund invests a portion of its assets in investment company securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Fund itself.

LOANS OF PORTFOLIO SECURITIES

    Each of the Funds may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. The Aggressive Equity, American Value, Equity Growth and U.S Real Estate Funds will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of the Fund's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.

MONEY MARKET INSTRUMENTS

    Each Fund is permitted to invest in money market instruments for liquidity and temporary defensive purposes, although the Funds intend to stay invested in securities satisfying their primary investment objective to the extent practical. The Funds may make money market investments pending other investment or settlement for liquidity or in adverse market conditions. The money market investments permitted for the Funds include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, including high-grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES

    The Funds may invest in securities that are neither listed on a stock exchange nor traded over the counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities and companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. A Fund may not invest more than 15% of its net assets in illiquid securities nor, with respect to the Aggressive Equity, American Value and U.S. Real Estate Funds, more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"), which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") may be determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors. 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

OPTIONS TRANSACTIONS

    Each Fund, other than the American Value Fund, may seek to increase their return or may hedge all or a portion of their portfolio investments through options with respect to securities in which the Fund may invest. A Fund may also purchase put or call options on individual securities or baskets of securities. When a Fund purchases a call option it acquires the right to buy a designated security at a designated price (the "exercise price"), and when the Fund purchases a put option it acquires the right to sell a designated security at the exercise price, in each case on or before a specified date (the "termination date"), usually not more than nine months from the date the option is issued. The American Value Fund may not invest in options except for options on certain futures contracts. See "Futures Contracts and Options on Futures Contracts" above.

    A Fund may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. A Fund may also write (i.e., sell) covered put options. By selling a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain options written by the Fund will be exercisable by the purchaser only on a specific date).


    There currently are limited options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such option markets. The Value Fund and the Mid Cap Growth Fund may also engage in over-the-counter options ("OTC Options") transactions. OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty.



    The Equity Growth, Value and Mid Cap Growth Funds may invest in options to the extent that their outstanding obligations to purchase securities under such options in combination with their outstanding obligations with respect to futures transactions do not exceed 50% of their total assets, and will maintain assets sufficient to meet their obligations under such contracts in a segregated account with the custodian or will otherwise comply with the SEC's position on asset coverage. As a matter of operating policy, with respect to the Aggressive Equity and U.S. Real Estate Funds: 1) the value of the underlying securities on which options will be written at any one time will not exceed 5% of the total assets of the Fund; and 2) neither Fund may purchase put and call options to the extent the value of its aggregate investment in such derivative securities exceeds 5% of its total assets.



    The primary risks associated with the use of options are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of options relating to the securities purchased or sold by the Fund; and (ii) possible lack of a liquid secondary market for an option. Additional risks associate with options transactions are (i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to a Fund due to the bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that a Fund may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.


REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines of the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. A Fund always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund 's realization upon the collateral may be delayed or limited. The aggregate of certain repurchase agreements and certain other investments is limited as set forth under "Investment Limitations."

REVERSE REPURCHASE AGREEMENTS


    The Equity Growth, Mid Cap Growth and Value Funds may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.


SHORT SALES


    The Aggressive Equity, Equity Growth, Mid Cap Growth and Value Funds may from time to time sell securities short without limitation, although they do not intend to sell securities short on a regular basis. A short sale is a transaction in which a Fund sells securities it either owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When a Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, a Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.



    A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid assets. In addition if the short sale is not "against the box," the Fund will place in a segregated account with its Custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. Government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by a Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SWAPS

    The Mid Cap Growth and Value Funds may invest in swaps. Swaps are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). The currency Swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such Swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    Funds will usually enter into Swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date, with the Funds receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a Swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets. A Fund will not enter into any Swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Company's Board of Directors.

    Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return Swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency Swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency Swap is subject to the risk that the other party to the Swap will default on its contractual delivery obligations.

    The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique was not used.

TEMPORARY INVESTMENTS

    For temporary defensive purposes, when the Adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash. See "Investment Objectives and Policies," above for further information about each Fund's policies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. It is the current policy of the Aggressive Equity, American Value and U.S. Real Estate Funds not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of the Fund's net assets other than obligations created by these commitments.


ZERO COUPONS; PAY-IN-KIND; DEFERRED PAYMENT SECURITIES



    The Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. A Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.


                             INVESTMENT LIMITATIONS

    Each Fund, except the Aggressive Equity and U.S. Real Estate Funds, is a diversified investment company under the 1940 Act, and, therefore, with respect to 75% of its assets, may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer. The Aggressive Equity and U.S. Real Estate Funds are non-diversified investment companies under the 1940 Act, which means that each such Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the obligations of a single issuer. Thus, each such Fund may invest a greater proportion of its total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk resulting from such concentration of its portfolio securities. Each such Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. Each Fund also operates under certain investment restrictions that are deemed fundamental policies and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. See "Investment Limitations" in the Statement of Additional Information. In addition, each Fund operates under certain non-fundamental investment limitations as described in the Statement of Additional Information.

                           MANAGEMENT OF THE COMPANY

    INVESTMENT ADVISERS. Morgan Stanley Asset Management Inc. ("MSAM," or an "Adviser") is the investment adviser and administrator of the Aggressive Equity, American Value, Equity Growth and U.S. Real Estate

Funds and Miller Anderson & Sherrerd, LLP ("MAS," or an "Adviser") is the investment adviser and administrator of the Mid Cap Growth and Value Funds. The Advisers provide investment advice and portfolio management services pursuant to investment advisory agreements (the "Investment Advisory Agreements") and, subject to the supervision of the Company's Board of Directors, make the Funds' investment decisions, arrange for the execution of portfolio transactions and generally manage the Funds' investments. The Advisers are entitled to receive an aggregate advisory fee computed daily and paid monthly at the following annual rates for each Fund:

Aggressive Equity Fund................................................       0.90%
American Value Fund...................................................       0.85%
Equity Growth Fund....................................................       0.70%
Mid Cap Growth Fund...................................................       0.75%
U.S. Real Estate Fund.................................................       1.00%
Value Fund............................................................       0.70%

    Each Adviser has agreed to a reduction in the fees payable to it and to reimburse expenses to the applicable Fund, if necessary, if such fees or expenses would cause total annual operating expenses of the Funds to exceed the maximums set forth in "Fund Expenses."

    MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 1996, the Adviser together with its affiliated asset management companies (other than MAS) managed investments totaling approximately $66.0 billion, including approximately $49.4 billion under active management and $16.6 billion as Named Fiduciary or Fiduciary Adviser. MAS is a Pennsylvania limited liability partnership founded in 1969 with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. At September 30, 1996, MAS managed investments totaling approximately $37.5 billion. See "Management of the Company Investment Advisory and Administrative Agreements" in the Statement of Additional Information.


    On October 31, 1996, MSGI purchased the parent company of Van Kampen American Capital, Inc., which in turn is the parent company of VKAC Distributors. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $59 billion in assets under management or supervision as of September 30, 1996.


    PORTFOLIO MANAGERS. The following individuals have primary portfolio management responsibility for the Funds noted below:


    AGGRESSIVE EQUITY FUND -- KURT A. FEUERMAN. Kurt Feuerman is a Managing Director of the Adviser and has had primary management responsibility for the Aggressive Equity Fund since it commenced operations. Prior to joining the Adviser in July 1993, he spent over three years in Morgan Stanley & Co. Incorporated's ("Morgan Stanley") research department where he was responsible for restaurant, gaming and emerging growth stocks. Before joining Morgan Stanley, Mr. Feuerman was a Managing Director at Drexel Burnham Lambert, where he had been an equity analyst since 1984. From 1982 to 1984, Mr. Feuerman was at the Bank of New York, following the auto and auto parts industries. Mr. Feuerman earned a B.A. degree from McGill University, an M.A. from Syracuse University, and an M.B.A. from Columbia University.

    AMERICAN VALUE FUND -- GARY D. HAUBOLD AND WILLIAM B. GERLACH. Messrs. Haubold and Gerlach share primary responsibility for managing the American Value Fund. Mr. Haubold joined the Adviser in July, 1996 and has served as a portfolio manager with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP for the past three years. He assumed responsibility for the MAS Funds Small Cap Value Portfolio in 1993 and the MAS Funds Mid Cap Value Portfolio in 1994. Prior thereto, Mr. Haubold held several positions at Wood, Struthers & Winthrop including Vice President and Director of Equity Research, Portfolio Manager and Senior Vice President. Mr. Haubold has a B.S. degree (Magna Cum Laude) in Civil Engineering from Rice University and an M.B.A. from the University of Pennsylvania -- The Wharton School. In addition, Mr. Haubold is a member of the New York Society of Security Analysts and is a Certified Financial Analyst. Mr. Gerlach joined the Adviser in July, 1996 and has worked with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP for the past five years. He assumed responsibility for the MAS Funds Small Cap Value and Mid Cap Value Portfolios in 1996. Previously, he was with Alphametrics Corporation and Wharton Econometric Forecasting Associates. Mr. Gerlach received a B.A. in Economics from Haverford College.

    EQUITY GROWTH FUND -- KURT A. FEUERMAN AND MARGARET K. JOHNSON. For a description of Mr. Feuerman's experience, see "Aggressive Equity Fund" above. Margaret Johnson is a Principal of the Adviser and a Portfolio Manager in the Institutional Equity Group. She joined the Adviser in 1984 and worked as an Analyst in the Marketing and Fiduciary Advisor areas. Ms. Johnson became an Equity Analyst in 1986 and a Portfolio Manager in 1989. Prior to joining Morgan Stanley, she worked for the New York City PBS affiliate, WNET, Channel 13. She holds a B.A. degree from Yale College and is a Chartered Financial Analyst. Mr. Feuerman and Ms. Johnson have had primary responsibility for managing the Fund's assets since its inception.


    MID CAP GROWTH FUND -- ARDEN C. ARMSTRONG AND ABHI Y. KANITKAR. Arden Armstrong, a Managing Director of Morgan Stanley, joined MAS in 1986. She assumed responsibility for the MAS Funds Mid Cap Growth Portfolio in 1990, the MAS Funds Growth Portfolio in 1993 and the MAS Funds Equity Portfolio in 1994. Prior to joining MAS, Ms. Armstrong was a research analyst for American Management Systems and for Evans Economics. Ms. Armstrong holds a B.A. (Magna Cum Laude) in Economics from Brown University, an M.B.A. from the University of Pennsylvania -- Wharton School and is a Chartered Financial Analyst. Abhi Kanitkar, a Vice President of Morgan Stanley, joined MAS in 1994. He served as an Investment Analyst from 1993 through 1994 for Newbold's Asset Management and as Director & Investment Analyst from 1990 through 1993 for Kanitkar Investment Services, Inc. He assumed responsibility for the MAS Funds Mid Cap Growth Portfolio in 1996. Mr. Kanitkar holds a B.S. (Magna Cum Laude, Tau Beta Pi) in Electrical Engineering from the University of Michigan and an M.B.A. from the University of Pennsylvania -- Wharton School. Ms. Armstrong and Mr. Kanitkar have shared primary responsibility for managing the Fund's assets since its inception.


    U.S. REAL ESTATE FUND -- RUSSELL PLATT AND THEODORE R. BIGMAN. Mr. Platt joined the Adviser and Morgan Stanley in 1982 and currently is a Managing Director of the Firm. He has primary responsibility for managing the real estate securities investment business for the Adviser and serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund ("MSREF"). Previously, Mr. Platt served as a Director of MSREF, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of Morgan Stanley's Transaction Development Group, which was responsible for identifying and structuring real estate investment opportunities for the Firm and its clients worldwide. From 1990 to 1991, Mr. Platt was based in Morgan Stanley Realty's London office, where he was responsible for European transaction development. Prior to this, he had extensive transaction responsibilities involving portfolio, retail, office, hotel and apartment sales and financings. Mr. Platt graduated from Williams College in 1982 with a B.A. in Economics and received his M.B.A. from Harvard Business School in 1986. Mr. Bigman joined the Adviser and Morgan Stanley in 1995 and currently is a Principal of the Firm. Together with Mr. Platt, he is responsible for the Adviser's real estate securities research. Prior to joining the Adviser, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Since 1992, Mr. Bigman established and managed the REIT effort at CS First Boston including primary responsibility for $2.5 billion of initial public offerings by real estate investment trusts. Previously, Mr. Bigman had extensive real estate experience in a wide variety of transactions involving the financing and sale of both individual assets and portfolios of real estate assets as well as the acquisition and sale of several real estate companies. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received his M.B.A. from Harvard University.


    VALUE FUND -- ROBERT J. MARCIN AND RICHARD M. BEHLER. Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds Value Portfolio in 1990 and the MAS Funds Equity Portfolio in 1994. Prior to joining MAS, Mr. Marcin was an Account Executive at Smith Barney Harris Upham and Company, Inc. Mr. Marcin holds a B.A. (Cum Laude) from Dartmouth College and is a Chartered Financial Analyst. Richard
M. Behler, a Principal of Morgan Stanley, joined Miller Anderson & Sherrerd, LLP ("MAS"), in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the MAS Funds Value Portfolio in 1996. Mr. Behler holds a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and Ph.D. in Economics from the University of Notre Dame. Mr. Behler and Mr. Marcin have shared primary responsibility for managing the Fund's assets since its inception.


    ADMINISTRATORS. MSAM and MAS (the "Administrators") also provide the Company with administrative services pursuant to separate administration agreements (the "Administration Agreements"). The services provided under the Administration Agreements are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreements also provide that the Administrators through their agents will provide the Company dividend disbursing and transfer agent services. For their services under the Administration Agreements, the Company pays the Administrators a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the applicable Funds.

    Under sub-administration agreements between the Administrators and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrators supervise and monitor such administrative services provided by CGFSC. The services provided under the sub-administration agreements are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreements as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.

    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Advisers, Administrators and the Company's distributor. The Officers of the Company conduct and supervise its daily business operations.

    DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. ("VKAC Distributors," or the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, VKAC Distributors sells shares of the Company upon the terms and at the current offering price described in this Prospectus. VKAC Distributors is not obligated to sell any specific number of shares of the Company.

    The Company currently offers Class A shares, Class B shares and Class C shares of the Funds other than the money market funds. The Funds that are money market funds offer only a single class of shares. The Company may in the future offer one or more classes of shares for each Fund that may have CDSCs or initial sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.


    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each Plan, the Distributor is entitled to receive from these Funds a distribution fee, which is accrued daily and paid quarterly, at a maximum rate of 0.75% of the Class B shares and Class C shares of each Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. With respect to Class B shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution, administrative or shareholder services ("Participating Dealer"). With respect to Class C shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares are subject to a service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of a Fund. In addition to such payments, the Advisers may use their advisory fees or other resources to pay expenses associated with activities which might be construed to be financing the sale of these Funds' shares including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services).


    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor's actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee.

    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of a Fund. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.

    PAYMENTS TO FINANCIAL INSTITUTIONS. The Advisers or their affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Advisers or their affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by CGFSC. The Advisers may elect to enter into a contract to pay the financial institutions for such services.

    EXPENSES. The Funds are responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

GENERAL


    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."



    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimum may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.


    Shares of the Company may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("ACCESS"). When purchasing shares of the Company, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

    Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern Time) each day the NYSE is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class by the total number of shares of the class outstanding.

    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the NYSE are priced based on the net asset value calculated after the next day's close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time.


    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan to which its distribution fee or service fee is paid and
(iii) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and incremental transfer agency expenses associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.


    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B Shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.



    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contigent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.



    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contigent deferred sales charge schedule.



    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."


    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth herein.

SALES CHARGE TABLE

                                                                        REALLOWED TO
                                                                          DEALERS
                                    AS % OF          AS % OF NET          (AS % OF
SIZE OF INVESTMENT              OFFERING PRICE     AMOUNT INVESTED    OFFERING PRICE)
------------------------------  ---------------   -----------------   ----------------
Less than $50,000.............       5.75               6.10                5.00
$50,000 but less than
 $100,000.....................       4.75               4.99                4.00
$100,000 but less than
 $250,000.....................       3.75               3.90                3.00
$250,000 but less than
 $500,000.....................       2.75               2.83                2.25
$500,000 but less than
 $1,000,000...................       2.00               2.04                1.75
$1,000,000 or more*...........         *                  *                  *

--------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00 % on sales to $2 million, plus 0.80% on the next million, plus 0.50% on the excess over $3 million. See "Purchase of Shares -- Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.


    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933, as amended.


    The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.

    A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

    As used herein, "Participating Funds" refers to all Funds of Morgan Stanley Fund, Inc., except for the Money Market Funds.


    VOLUME DISCOUNTS. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of a Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.



    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receive the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.


OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.

    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in a Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by a Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.

    NAV PURCHASE OPTIONS. Class A shares of a Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

        (1) Current or retired Trustees/Directors of funds advised by an Adviser and such persons' families and their beneficial accounts.

        (2) Current or retired directors, officers and employees of MSGI or VK/AC Holding, Inc. and any of their subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

        (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.


        (4) Registered investments advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in a Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.



        (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs. The Distributor may pay commissions of up to 1.00% for such purchases.


        (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

        (7) Investors purchasing shares of a Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

        (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



        (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of a Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of a Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.



    The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents and a person's spouse's parents.


    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (9) above.

    The Company may terminate, or amend the terms of, offering shares of the Fund at net asset value to the foregoing groups at any time.

RETIREMENT PLANS

    The Distributor provides retirement plan services and documents and can establish investor accounts in IRAs trusteed by Van Kampen American Capital Trust Company ("VK Trust"). This includes Simplified Employee Pension ("SEP") Plan, IRA accounts and prototype documents. Brochures describing such plans and materials for establishing them are available from VK Trust upon request. The brochures for plans trusteed by VK Trust describe the current fees payable to VK Trust for its services as trustee. Investors should consult with their own tax advisers before establishing a retirement plan.

PURCHASE OF CLASS B SHARES

    Class B shares of the Funds may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.

    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                SALES CHARGE AS
                                 PERCENTAGE OF
                                      THE
                                 DOLLAR AMOUNT
YEAR SINCE PURCHASE                SUBJECT TO
PAYMENT WAS MADE                     CHARGE
------------------------------  ----------------
First.........................        5.00%
Second........................        4.00%
Third.........................        3.00%
Fourth........................        2.50%
Fifth.........................        1.50%
Thereafter....................        None*

--------------

* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Plan as described under "Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell Class B shares of the Funds. The combination of the CDSC and the distribution/service fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.


    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

    Class B shares may also be purchased through an Automatic Investment Plan as described below.

PURCHASE OF CLASS C SHARES

    Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at the rate of 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.


    WAIVER OF CDSC. The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) to the extent that the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; or (iv) effected pursuant to the right of the Company to liquidate a shareholder's account as described herein under "Redemption of Shares". The waiver with respect to (i) above is only applicable in cases where the shareholder account is registered (a) in the name of an individual person, (b) as a joint tenancy with rights of survivorship, (c) as community property or (d) in the name of a minor child under the Uniform Gifts or Uniform Transfers to Minors Act. A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact the Transfer Agent at 1-800-282-4404.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    No initial sales charge or CDSC will be payable on the shares of a Fund or class thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Fund.

REINSTATEMENT PRIVILEGE OF EACH CLASS

    A shareholder who has redeemed Class A shares of a Fund may reinvest up to the full amount received at net asset value at the time of the reinvestment in Class A shares of the Fund without payment of a sales charge. A shareholder who has redeemed Class B shares of a Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares at net asset value with no initial sales charge. A shareholder who has redeemed Class C shares of a Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class C shares at net asset value and not be subject to a CDSC. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinvestment is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plan. See the Statement of Additional Information for further discussion of waiver provisions.

                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.

    INVESTMENT ACCESS. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Company and a wholly-owned subsidiary of Van Kampen American Capital, Inc. performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to the Morgan Stanley Fund c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.


    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."


    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.


    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distribution paid on a class of shares of the Company invested in shares of the same class of any other Fund, so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.


    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.


    RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.



    EXCHANGE PRIVILEGE. Shares of the Company may be exchanged with shares of the same class of another Participating Fund, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. Shareholders may only exchange into such other Participating Funds as are legally available for sale in their state.


    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days any only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

    Class A shares of Funds that generally impose an initial sales charge are not subject to any sales charge upon exchange into the Fund.

    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The contingent deferred sales charge schedule and conversion schedule applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the Fund from which such share originally was purchased. The holding period of a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the date such exchanged share originally was purchased.


    Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.



    A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 282-4404 ((800) 772-8889 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital, Inc. and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither the Distributor nor the Company will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the Participating Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions have the additional option of establishing a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.

    The CDSC on Class B shares and Class C is waived for withdrawals under the Systematic Withdrawal Plan of a maximum of 1% per month, 3% per quarter, 6% semiannually or 12% annually, of a shareholder's investment in, and any dividends or distributions on, Class B shares of a Fund at the time the Systematic Withdrawal Plan commences. Under this CDSC waiver policy, amounts withdrawn each month will be paid by redeeming first Class B shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If no Class B shares not subject to the CDSC are available, or not enough such shares are available, Class B shares having a CDSC will be redeemed next, beginning with such shares held for the longest period of time (having the lowest CDSC payable upon redemption) and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Under this policy, the least amount of CDSC will be waived by withdrawals under the Systematic Withdrawal Plan.


    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to ACCESS or by calling 1-800-282-4404. A shareholder's bank may charge a fee for this transfer.

                              REDEMPTION OF SHARES

    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than any applicable CDSC) at any time by sending a written request in proper form directly to the Fund c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through Participating Dealer or by calling the Company. See "Purchase of Shares" for a discussion of applicable CDSC levels.

    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer, a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power an d sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within seven business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

    DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received (less any applicable CDSC) by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed will ordinarily be made by check mailed within three business days to the dealer.


    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 282-4404 or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. The Distributor and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither the Distributor nor the Company will be liable for following instructions which it reasonably believes to be genuine. The Distributor and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason, in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

    REDEMPTION UPON DISABILITY. The Company will waive the contingent deferred sales charge on redemptions following the disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.

    In cases of disability, the contingent deferred sales charges on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

    GENERAL REDEMPTION INFORMATION. The Company may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Directors. At least 60 days' advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.


    As described herein under "Purchase of Shares," redemptions of Class B shares or Class C shares are subject to a contingent deferred sales charge. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more and for certain qualified 401(k) retirement plans. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.



    IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.


    Reinstatement of net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

    FOR SHARES THAT ARE HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.

TRANSFER OF REGISTRATION

    You may transfer the registration of any of your Company shares to another person by writing to the
Fund c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.

                              VALUATION OF SHARES

    Net asset value is calculated separately for each class of each Fund. The net asset value per share of each class of shares of a Fund is determined by dividing the total fair market value of the investments and other assets attributable to such class of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such classes of shares. Net asset value per share of a Fund is determined as of the regular close of the NYSE (currently 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument.

    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

    Although the legal rights of Class A, Class B and Class C shares will be substantially similar, the different expenses borne by each class will result in different net asset values and dividends. Dividends will differ by approximately the amount of the distribution expenses that have accrued for each class. The respective net asset values of Class B shares and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution fee charged to Class B and Class C shares.

                             PORTFOLIO TRANSACTIONS

    Each Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for the applicable Fund. Each Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the applicable Fund to their clients or who act as agents in the purchase of shares of the Fund for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Advisers may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley") and affiliates of the Advisers or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.

    Although the objectives of each Fund described herein is not to invest for short-term trading, each Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objectives. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. Each Fund anticipates that its annual portfolio turnover rate will not exceed 100% under normal circumstances but market conditions could result in portfolio activity at a greater or lesser rate than anticipated. High portfolio turnover involves correspondingly greater transaction costs which will be borne directly by a Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Fund. See "Financial Highlights" above for the Fund's historical portfolio turnover rates.

                            PERFORMANCE INFORMATION

    The Company may from time to time advertise total return of the Funds described herein. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.

    The respective performance figures for Class B shares and Class C shares of the Funds will generally be lower than those for Class A shares of the Funds because of the larger distribution fee charged to Class B shares and Class C shares.

PERFORMANCE OF INVESTMENT ADVISERS

    MSAM manages portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") which served as models for the Aggressive Equity and Equity Growth Funds. Similarly, the Value and Mid Cap Growth Funds were modeled after portfolios of MAS Funds, which are currently managed by MAS. Each portfolio of MSIF (the "MSIF Portfolios") and MAS Funds (the "MAS Portfolios") has substantially the same investment objective and policies as its corresponding Fund. In addition, the Adviser intends each of the Funds to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics as the corresponding MSIF or MAS Portfolio. Past investment performance of the MSIF Portfolios and the MAS Portfolios, as shown in the tables below, may be relevant to your consideration of investment in a Fund. The investment performance of the MSIF Portfolios or the MAS Portfolios is not necessarily indicative of future performance of the Funds. Also, the operating expenses of the Funds will be different from, and may be higher than, the operating expenses of the corresponding MSIF or MAS Portfolio. The investment performance of the MSIF Portfolios and MAS Portfolios are provided merely to indicate the experience of the respective Advisers in managing similar investment portfolios.


    The data set forth below under the heading "Return With Sales Charge" is adjusted, (i) with respect to the Class A shares, to take into account a 5.75% sales charge applicable to purchases of Class A shares of the Funds, (ii) with respect to Class B shares, to take into account the applicable CDSC that is imposed if Class B shares of the Funds are redeemed within the year of their purchase indicated and (iii) with respect to the Class C shares, to take into account a 1.00% CDSC that is imposed if Class C shares of the Funds are redeemed within one year of their purchase. The data set forth below under the heading "Return Without Sales Charge" is not adjusted to take into account such sales charges.

       TOTAL RETURN FOR THE MSIF EQUITY GROWTH PORTFOLIO'S CLASS A SHARES
              (A SEPARATE MUTUAL FUND FROM THE EQUITY GROWTH FUND)
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1996
              (ADJUSTED TO REFLECT STATED SALES LOAD OF THE FUND)

RETURN WITH
SALES CHARGE                                                   1 YEAR      5 YEARS     SINCE INCEPTION
------------------------------------------------------------  ---------  -----------  -----------------
Class A (of 5.75%)..........................................      22.10%      11.32%          10.50%
Class B (of 5.00%)..........................................      22.85%      15.57%          16.25%
Class C (of 1.00%)..........................................      26.85%      17.07%          14.75%


RETURN WITHOUT
SALES CHARGE
------------------------------------------------------------
Class A.....................................................      27.85%      17.07%          16.25%
Class B.....................................................      27.85%      17.07%          16.25%
Class C.....................................................      27.85%      17.07%          16.25%

--------------


(1) Commenced Operations on April 2, 1991.


    The past performance of the MSIF Equity Growth Portfolio is no guarantee of the future performance of the Equity Growth Fund.


      TOTAL RETURN FOR THE MAS FUNDS VALUE PORTFOLIO'S INSTITUTIONAL CLASS
                  (A SEPARATE MUTUAL FUND FROM THE VALUE FUND)
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
              (ADJUSTED TO REFLECT STATED SALES LOAD OF THE FUND)


RETURN WITH
SALES CHARGE                                         1 YEAR      5 YEARS     10 YEARS     SINCE INCEPTION
--------------------------------------------------  ---------  -----------  -----------  -----------------
Class A (of 5.75%)................................      21.31%      20.12%       14.90%          17.12%
Class B (of 5.00%)................................      23.71%      21.41%       15.58%          17.70%
Class C (of 1.00%)................................      27.71%      21.55%       15.58%          17.70%


RETURN WITHOUT
SALES CHARGE
--------------------------------------------------
Class A...........................................      28.71%      21.55%       15.58%          17.70%
Class B...........................................      28.71%      21.55%       15.58%          17.70%
Class C...........................................      28.71%      21.55%       15.58%          17.70%


--------------

(1) Commenced Operations on November 5, 1984.

    The past performance of the MAS Funds Value Portfolio is no guarantee of the future performance of the Value Fund.

 TOTAL RETURN FOR THE MAS FUNDS MID CAP GROWTH PORTFOLIO'S INSTITUTIONAL CLASS
                 (A SEPARATE MUTUAL FUND FROM THE MID CAP FUND)
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
              (ADJUSTED TO REFLECT STATED SALES LOAD OF THE FUND)


RETURN WITH
SALES CHARGE                                       1 YEAR      5 YEARS     10 YEARS    SINCE INCEPTION(1)
------------------------------------------------  ---------  -----------  -----------  -------------------
Class A (of 5.75%)..............................      15.71%      15.47%         N/A            18.75%
Class B (of 5.00%)..............................      17.77%      16.69%         N/A            19.81%
Class C (of 1.00%)..............................      21.77%      16.85%         N/A            19.81%


RETURN WITHOUT
SALES CHARGE
------------------------------------------------
Class A.........................................      22.77%      16.84%         N/A            19.80%
Class B.........................................      22.77%      16.84%         N/A            19.80%
Class C.........................................      22.77%      16.84%         N/A            19.80%


--------------

(1) Commenced Operations on March 30, 1990.

    The past performance of the MAS Funds Mid Cap Growth Portfolio is no guarantee of the future performance of the Mid Cap Growth Fund.

                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any initial sales charge of the Funds, except that, upon written notice to the Company or by checking off the appropriate box in the Distribution Option Section on the New Account Application, a shareholder may elect to receive dividends and/or distributions in cash. Shares received through reinvestment of dividends and/or distributions will not be subject to any CDSC upon their redemption.

    Each of the Equity Growth and Mid Cap Growth Funds expects to distribute substantially all of its net investment income in the form of annual dividends and each of the Aggressive Equity, American Value, U.S. Real Estate and Value Funds expects to distribute substantially all of its net investment income in the form of quarterly dividends. Net realized gains, if any, will be distributed annually. Confirmations of the purchase of shares of a Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.

    Any undistributed net investment income and undistributed realized gains increase a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.

    Because of the higher distribution fee, higher shareholder servicing fee, and any other expenses that may be attributable to the Class B shares and Class C shares of each Fund, the net income attributable to and the dividends payable on Class B shares and Class C shares of a Fund will be lower than the net income attributable to and the dividends payable on Class A shares of the Fund. As a result, the net asset value per share of the classes of a Fund will differ at times. Expenses of the Company allocated to a particular class of shares of a Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

TAX STATUS OF THE FUNDS

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. See also the tax sections in the Statement of Additional Information.

    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

    Each of the Funds is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to each Fund separately, rather than to the Company as a whole. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

    The Funds intend to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that each will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss less any available capital loss carryforward) which is distributed to its shareholders.

TAX STATUS OF DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain), to its shareholders. Dividends paid by a Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by a Fund attributable to dividends received from shares of domestic corporations will qualify for the dividends-received deduction for corporations.

    Distributions of net capital gains are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Capital gains distributions are not eligible for the corporate dividends-received deduction. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to avoid liability for federal excise tax.

    Dividends and other Distributions declared in October, November and December by a Fund payable as of a record date in such month and paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31 of the year declared.

    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis in the redeemed, exchanged or sold shares. If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Shareholders may also be subject to state and local taxes on distributions from the Funds.


    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Company was organized as a Maryland corporation on August 14, 1992. The Amended Articles of Incorporation currently permit the Company to issue 27.375 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.

    The shares of each Fund, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund.


    As of December 11, 1996, Morgan Stanley Group Inc., 1221 Avenue of the Americas, New York, NY 10020, was presumed to "control" the Aggressive Equity Fund and U.S. Real Estate Fund based solely on its ownership of 25% or more of the outstanding voting shares of such funds.


REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.

    In addition, the Company or the Transfer Agent, will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or the Transfer Agent will send the shareholder a confirmation statement showing the same information.

CUSTODIAN

    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT

    ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Company and audits its annual financial statements.

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

MORGAN STANLEY FUND, INC.
          AGGRESSIVE EQUITY, AMERICAN VALUE, EQUITY GROWTH, MID CAP GROWTH, U.S. REAL ESTATE AND VALUE FUNDS
            P.O. BOX 418256, KANSAS CITY, MISSOURI 64141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
    / /  Individual    / /  Joint Tenants    / /  Trust    / /  Gift/Transfer to
Minor                                 / /  Other________________________________

NOTE: Joint tenant registration will be as "joint tenants with right of survivorship" and not as "tenants in common" unless specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and date of trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For an Individual Retirement Account ("IRA") a different application is required. Please call ACCESS Investor Services, Inc. ("ACCESS") at 800-282-4404 or your investment dealer to obtain the IRA application.

---------------------------------------------    --------------------------------------------------------------------------
Name(s) (PLEASE PRINT)                           Social Security Number(s) or Taxpayer Identification Number(s) ("TIN(s)")

---------------------------------------------    --------------------------------------------------------------------------
Name                                             Telephone Number

---------------------------------------------
Address

---------------------------------------------
City/State/Zip

--------------------------------------------------------------------------------
CONSOLIDATED MAILINGS: If you or your family members own multiple accounts in the Morgan Stanley Fund, Inc., you can prevent duplicate mailings to your address by completing this section.

ACCOUNT NUMBER(S)                                                 NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FUND SELECTION
--------------------------------------------------------------------------------

The minimum initial and subsequent investment is $500 and $25, respectively. Attach a check payable to MORGAN STANLEY FUND, INC. -- Investment Fund name.


Morgan Stanley Aggressive Equity Fund          Class A (474)   $           Class B (574)   $           Class C (674)   $
                                                               ----------                  ----------                  ----------
Morgan Stanley American Value Fund             Class A (453)   $           Class B (553)   $           Class C (653)   $
                                                               ----------                  ----------                  ----------
Morgan Stanley Equity Growth Fund              Class A (468)   $           Class B (568)   $           Class C (668)   $
                                                               ----------                  ----------                  ----------
Morgan Stanley Mid Cap Growth Fund             Class A (469)   $           Class B (569)   $           Class C (669)   $
                                                               ----------                  ----------                  ----------
Morgan Stanley U.S. Real Estate Fund           Class A (457)   $           Class B (557)   $           Class C (657)   $
                                                               ----------                  ----------                  ----------
Morgan Stanley Value Fund                      Class A (467)   $           Class B (567)   $           Class C (667)   $
                                                               ----------                  ----------                  ----------

                                                                           Total Initial Investment: $__________________


NOTE: IF INVESTING BY WIRE, YOU MUST OBTAIN A      A.  By Mail: Enclosed is a check in the amount of $ -----------------------
BANK WIRE CONTROL NUMBER. TO DO SO, PLEASE         payable to Morgan Stanley Fund, Inc.
CALL 800-282-4404.                                 B.  By Wire: A bank wire in the amount of $ ----------------------- has been sent to Morgan Stanley Fund, Inc.
                                                   from -------------------------------        -------------------------------
                                                                Name of Bank                    Wire Control Number

CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares of the same class unless appropriate boxes below are checked:

All Dividends are to be                         / /  reinvested   / /  paid in cash
All Capital Gains are to be                     / /  reinvested   / /  paid in cash

--------------------------------------------------------------------------------
                               ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------

TELEPHONE EXCHANGE AND REDEMPTION                                 AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO PRE-DESIGNATED
You will automatically have telephone exchange and redemption     ACCOUNT.
privileges for yourself and your investment dealer and appoint    I/We hereby authorize CGFSC to act upon instructions received
ACCESS to act as your agent to act upon instructions received     by telephone to withdraw $1,000 or more from my/our account in
by telephone in order to effect such privileges unless you        Morgan Stanley Fund, Inc. and wire the amount withdrawn to the
mark one or more of the boxes below:                              following commercial bank account.
                No, I/we do not want:                             Title on Bank Account
                                                                  ----------------------------------------------------

                    / /  telephone exchange privileges            Name of Bank
                    / /  telephone redemption privileges          -------------------------------------------------------
                                                                  Bank A.B.A. Number -----------------    Account Number
                                                                  -----------------
      for myself/ourselves or my/our investment dealer.
                                                                  City/State/Zip
                                                                  ------------------------------------------------------------
I/We further acknowledge that it is my/our responsibility to read the Prospectus of any Fund into which I/we exchange.
Morgan Stanley Fund, Inc. will mail redemption proceeds to the
name and address in which my/our fund account is registered                         ATTACH A VOIDED CHECK HERE
unless I check the following box and complete the information at right.  / /
A corporation or partnership must also submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names and titles of officers authorized to act on its behalf.
The Company and the Company's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopying written instructions of transaction requests. Neither the Company nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for following instructions received by telephone that it reasonably believes to be genuine.

--------------------------------------------------------------------------------
                       RIGHTS OF ACCUMULATION (OPTIONAL)
--------------------------------------------------------------------------------

Fund shareholders together with members of their families, may be entitled to reduced sales charges with respect to their purchases of Class A shares of Funds of Morgan Stanley Fund, Inc. sold with an initial sales load ("Funds"). You may also receive a reduced sales charge by completing the Letter of Intent as set forth below as provided in the Prospectus of the Morgan Stanley Fund, Inc. (the "Prospectus"). See the Prospectus for details.

To qualify, you must complete this section, listing all of your accounts including those in your spouse's name, joint accounts and accounts held for your minor children. If you need more space, please attach a separate sheet.

I/We qualify for the Rights of Accumulation initial sales charge discount described in the Prospectus and Statement of Additional Information of Morgan Stanley Fund, Inc.
/ / I/We own Class A shares of more than one Fund of Morgan Stanley Fund, Inc. / / The registration of some of my/our Class A shares differs from that shown on this application. Listed below are the account number(s) and full registration(s) in each case.

LIST OF OTHER ACCOUNTS

ACCOUNT NUMBER(S)                                   NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------------   --------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          LETTER OF INTENT (OPTIONAL)
--------------------------------------------------------------------------------

I/we agree to the Letter of Intent Conditions on the last page of this application.
I/we intend to invest, within a 13-month period beginning on the date hereof (initial purchase date) in Class A shares of the Fund purchased hereunder and the other Fund, an aggregate amount which, together with the value of Class A shares of any of the Funds then owned by me/us, will equal or exceed the amount indicated below:

   / /  $50,000   / /  $100,000  / /  $250,000  / /  $500,000  / /  $1,000,000
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)   / /  Yes   / /  No     Not Available for
IRAs
--------------------------------------------------------------------------------

Available to shareholders with account balances of $5,000 or more.
I/We hereby authorize ACCESS to redeem the necessary number of shares from my/our Morgan Stanley Fund, Inc. Account on the designated dates in order to make the following periodic payments:

      / /  Monthly      / /  Quarterly      / /  Semiannually      / /  Annually

(This request for participation in the Systematic Withdrawal Plan must be received by the 18th day of the month in which you wish withdrawals to begin. Redemptions of shares to make the payments elected above will occur on the 25th day of the month prior to payment, or if such day is not a business day, then the next preceding business day.)

Withdrawal ($25 minimum) from:

                                                                                         Amount of
Fund Name                                                                                Each Check         Or          %*

----------------------------------   Class   :  ----------   Code   :   ----------   $ ----------------             --------%

----------------------------------   Class   :  ----------   Code   :   ----------   $ ----------------             --------%

----------------------------------   Class   :  ----------   Code   :   ----------   $ ----------------             --------%

Please make check payable to:                   Recipient ---------------------------------------------------------
 (to be completed only if                       Street Address ---------------------------------------------------
 redemption proceeds to be paid to              City, State, Zip Code ---------------------------------------------
 other than account holder of
 record or mailed to address other
 than address of record)

*With the systematic withdrawal plan, a maximum of 12% per year may be withdrawn from Class B accounts without being subject to a CDSC.

--------------------------------------------------------------------------------
                      AUTOMATIC INVESTMENT PLAN (OPTIONAL)
--------------------------------------------------------------------------------


I/We hereby authorize ACCESS to debit my/our personal checking account on the designated dates in order to purchase shares in the Funds indicated below at the applicable public offering price determined on that day. (Not available on the 31st, 1st or 2nd day of month)



Start

----------------------------------------------


          (month, day, year)


Amount of each debit (minimum $25) to be invested as follows:

Fund Name

----------------------------------------  Class   :  ----------   Code   :   ----------   $ -------------------------------
----------------------------------------  Class   :  ----------   Code   :   ----------   $ -------------------------------
----------------------------------------  Class   :  ----------   Code   :   ----------   $ -------------------------------

NOTE: A completed Bank Authorization Form (see below) and a voided personal check MUST accompany this Automatic Investment Plan application.

 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN--BANK AUTHORIZATION
--------------------------------------------------------------------------------

-----------------------------------------   -----------------------------------------   -----------------------------------------
Bank Name                                   Bank Address                                Bank Account Number

I/We authorize you, the above named bank, to debit my/our account for amounts drawn by Access Investor Services, Inc., acting as my/our agent for the purchase of Shares of Morgan Stanley Fund, Inc. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

------------------------------------------                    ------------------------------------------
Account Holder's Name                                         Joint Account Holder's Name

X -----------------------------------------  -------------    X -----------------------------------------  -------------
                 Signature                   Date                              Signature                   Date

--------------------------------------------------------------------------------
                           AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------

BY SIGNING THIS APPLICATION, I/WE HEREBY CERTIFY UNDER PENALTIES OF PERJURY THAT THE INFORMATION ON THIS APPLICATION IS COMPLETE AND CORRECT AND THAT AS REQUIRED BY FEDERAL LAW (PLEASE CHECK APPLICABLE BOXES BELOW):

/ / U.S. CITIZEN(S)/TAXPAYER(S):

/ / I/WE CERTIFY THAT (1) THE NUMBER(S) SHOWN ABOVE ON THIS FORM IS/ARE THE CORRECT SSN(S) OR TIN(S) AND (2) I/WE ARE NOT SUBJECT TO ANY BACKUP WITHHOLDING EITHER BECAUSE (A) I/WE ARE EXEMPT FROM BACKUP WITHHOLDING, OR
     (B) I/WE HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I/WE ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME/US THAT I AM/WE ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.

/ / IF NO TIN(S) OR SSN(S) HAS/HAVE BEEN PROVIDED ABOVE, I/WE HAVE APPLIED, OR INTEND TO APPLY, TO THE IRS OR THE SOCIAL SECURITY ADMINISTRATION FOR A TIN OR A SSN, AND I/WE UNDERSTAND THAT IF I/WE DO NOT PROVIDE EITHER NUMBER TO ACCESS WITHIN 60 DAYS OF THE DATE OF THIS APPLICATION OR IF I/WE FAIL TO FURNISH MY/OUR CORRECT SSN OR TIN, I/WE MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP WITHHOLDING ON DISTRIBUTIONS AND REDEMPTION PROCEEDS. (PLEASE PROVIDE EITHER NUMBER ON IRS FORM W-9). YOU MAY REQUEST SUCH FORM BY CALLING ACCESS AT 800-282-4404.

/ / NON-U.S. CITIZEN(S)/TAXPAYER(S):

INDICATED COUNTRY OF RESIDENCE FOR TAX PURPOSES:_______________

UNDER PENALTIES OF PERJURY, I/WE CERTIFY THAT I/WE ARE NOT U.S. CITIZENS OR RESIDENTS AND I/WE ARE EXEMPT FOREIGN PERSONS AS DEFINED BY THE INTERNAL REVENUE SERVICE.

I/We represent that I am/we are of legal age and capacity to purchase shares of the Morgan Stanley Fund, Inc. I/We understand that unless otherwise indicated in this application, my/our investment dealer and I/we will automatically receive telephone exchange and redemption privileges and that Morgan Stanley Fund, Inc. and ACCESS and their directors, officers and employees will not be liable for any loss, liability, cost or expense incurred for acting upon instructions believed to be authentic and in accordance with the procedures set forth in the Prospectus. I/We have received, read and carefully reviewed a copy of the Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Company nor the Distributor is a bank and that Fund shares are not backed or guaranteed by any bank or insured by the FDIC.
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

X ---------------------------------------------------------------------------------  Date ---------------------
 Owner Signature
X ---------------------------------------------------------------------------------  Date ---------------------
 Owner Signature

Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.)

NOTE: THE FOLLOWING SECTION SHOULD BE COMPLETED ONLY IF YOU ARE INVESTING IN THE
      MORGAN STANLEY FUND, INC. THROUGH A PARTICIPATING DEALER (AN INVESTMENT DEALER).

FOR USE BY AUTHORIZED AGENT (PARTICIPATING DEALER) ONLY

We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Morgan Stanley & Co. Incorporated and with the Prospectus and Statement of Additional Information of the Company. We agree to notify CGFSC of any purchases made under the Letter of Intent or Rights of Accumulation.

-------------------------------------------------------   -------------------------------------------------------
Investment Dealer's Name                                  Representative's Name

-------------------------------------------------------   -------------------------------------------------------
Branch Number                                             Representative's Telephone Number

-------------------------------------------------------
Branch Address

-------------------------------------------------------
City/State/Zip Code

-------------------------------------------------------   -------------------------------------------------------
Branch Telephone Number                                   Investment Dealer's Authorized Signature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                            ------------------------

                               TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
Fund Expenses.........................................................    2

Prospectus Summary....................................................    9

Investment Objectives and Policies....................................   13

Additional Investment Information.....................................   19

Investment Limitations................................................   27

Management of the Company.............................................   27

Purchase of Shares....................................................   32

Shareholder Services..................................................   41

Redemption of Shares..................................................   44

Valuation of Shares...................................................   47

Portfolio Transactions................................................   48

Performance Information...............................................   49

Dividends and Distributions...........................................   51

Taxes.................................................................   52

General Information...................................................   53


                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND
                                 MORGAN STANLEY
                              AMERICAN VALUE FUND
                                 MORGAN STANLEY
                               EQUITY GROWTH FUND
                                 MORGAN STANLEY
                              MID CAP GROWTH FUND
                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND
                                 MORGAN STANLEY
                                   VALUE FUND

                               PORTFOLIOS OF THE

                                 MORGAN STANLEY
                                   FUND, INC.

                                  COMMON STOCK
                               ($.001 PAR VALUE)

                                ---------------
                                   PROSPECTUS
                                ---------------

                              INVESTMENT ADVISERS

                                 MORGAN STANLEY
                             ASSET MANAGEMENT INC.

                                      AND

                        MILLER ANDERSON & SHERRERD, LLP

                                  DISTRIBUTOR

                              VAN KAMPEN AMERICAN
                           CAPITAL DISTRIBUTORS, INC.

--------------------------------------------------------------------------
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              P R O S P E C T U S
 -----------------------------------------------------------------------------

                        MORGAN STANLEY ASIAN GROWTH FUND
                      MORGAN STANLEY EMERGING MARKETS FUND
                       MORGAN STANLEY GLOBAL EQUITY FUND
                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                      MORGAN STANLEY JAPANESE EQUITY FUND
                       MORGAN STANLEY LATIN AMERICAN FUND

                               PORTFOLIOS OF THE
                           MORGAN STANLEY FUND, INC.

                  P.O. BOX 41826, KANSAS CITY, MISSOURI 64141
                      FOR INFORMATION CALL 1-800-282-4404

                               ------------------

    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-two diversified and non-diversified investment portfolios (each a "Fund" and together, the "Funds"). This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of the seven Funds listed above. The Company is designed to make available to retail investors the expertise of Morgan Stanley Asset Management Inc., the investment adviser (the "Adviser") and administrator (the "Administrator") to the Funds. Shares are available through Van Kampen American Capital Distributors, Inc. ("VKAC Distributors," or the "Distributor"), and through investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers").


    This Prospectus is designed to set forth concisely the information about the Funds that a prospective investor should know before investing and it should be retained for future reference. The Company offers other Funds which are described in other prospectuses and under "Prospectus Summary" below. The Company currently offers the following Funds: (i) GLOBAL AND INTERNATIONAL EQUITY -- Morgan Stanley Asian Growth, Morgan Stanley Emerging Markets, Morgan Stanley Global Equity, Morgan Stanley Global Equity Allocation, Morgan Stanley International Magnum and Morgan Stanley Latin American Funds; (ii) U.S. EQUITY -- Morgan Stanley Aggressive Equity, Morgan Stanley American Value, Morgan Stanley Equity Growth, Morgan Stanley Mid Cap Growth, Morgan Stanley U.S. Real Estate and Morgan Stanley Value Funds; (iii) GLOBAL FIXED INCOME -- Morgan Stanley Emerging Markets Debt, Morgan Stanley Global Fixed Income, Morgan Stanley High Yield and Morgan Stanley Worldwide High Income Funds; and (iv) MONEY MARKET -- Morgan Stanley Government Obligations Money Market and Morgan Stanley Money Market Funds. Additional information about the Company is contained in a "Statement of Additional Information," dated January 1, 1997, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other Funds of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.


    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY AFFILIATES OR CORRESPONDENTS THEREOF. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
    THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS JANUARY 2, 1997.

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:

                                                                                        GLOBAL
                                                 ASIAN       EMERGING      GLOBAL       EQUITY     INTERNATIONAL  JAPANESE
                                                 GROWTH      MARKETS       EQUITY     ALLOCATION     MAGNUM       EQUITY
SHAREHOLDER TRANSACTION EXPENSES                  FUND         FUND         FUND         FUND         FUND         FUND
---------------------------------------------  ----------   ----------   ----------   ----------   ----------   ----------
Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price)
    Class A..................................    5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)
    Class B..................................     None         None         None         None         None         None
    Class C..................................     None         None         None         None         None         None
Maximum Deferred Sales Load (as a Percentage
 of the lesser of initial purchase price or
 current market value)
    Class A
      For Purchases up to $999,999...........     None         None         None         None         None         None
      For Purchases of $1,000,000 or more....    1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)
    Class B..................................    5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)
    Class C..................................    1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)
Maximum Sales Load Imposed on Reinvested
 Dividends
    Class A..................................     None         None         None         None         None         None
    Class B..................................     None         None         None         None         None         None
    Class C..................................     None         None         None         None         None         None
Redemption Fees
    Class A..................................     None         None         None         None         None         None
    Class B..................................     None         None         None         None         None         None
    Class C..................................     None         None         None         None         None         None
Exchange Fees
    Class A..................................     None         None         None         None         None         None
    Class B..................................     None         None         None         None         None         None
    Class C..................................     None         None         None         None         None         None


                                                 LATIN
                                                AMERICAN
SHAREHOLDER TRANSACTION EXPENSES                  FUND
---------------------------------------------  ----------
Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price)
    Class A..................................    5.75%(1)
    Class B..................................     None
    Class C..................................     None
Maximum Deferred Sales Load (as a Percentage
 of the lesser of initial purchase price or
 current market value)
    Class A
      For Purchases up to $999,999...........     None
      For Purchases of $1,000,000 or more....    1.00%(2)
    Class B..................................    5.00%(3)
    Class C..................................    1.00%(4)
Maximum Sales Load Imposed on Reinvested
 Dividends
    Class A..................................     None
    Class B..................................     None
    Class C..................................     None
Redemption Fees
    Class A..................................     None
    Class B..................................     None
    Class C..................................     None
Exchange Fees
    Class A..................................     None
    Class B..................................     None
    Class C..................................     None


------------------


(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load.



(2) Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Funds, aggregate $1 million or more are not subject to a sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Any such CDSC will be paid to the Distributor. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."



(3) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Funds listed above are subject to a maximum CDSC of 5.00% which decreases in steps to 0% after five years. See "Purchase of Class B Shares." Any such CDSC will be paid to the Distributor.



(4) Purchases of Class C shares of the Funds listed above are subject to a CDSC of 1.00% for redemptions made within one year of purchase. Any such CDSC will be paid to the Distributor.

                                                                                        GLOBAL
                                                 ASIAN       EMERGING      GLOBAL       EQUITY     INTERNATIONAL  JAPANESE
ANNUAL FUND OPERATING EXPENSES                   GROWTH      MARKETS       EQUITY     ALLOCATION     MAGNUM       EQUITY
(AS A PERCENTAGE OF AVERAGE NET ASSETS)           FUND         FUND         FUND         FUND         FUND         FUND
                                               ----------   ----------   ----------   ----------   ----------   ----------
Investment Advisory Fee (after expense
 reimbursement and/or fee waiver) (5)
    Class A..................................    1.00%        0.84%        1.00%        0.64%        0.80%        0.80%
    Class B..................................    1.00%        0.84%        1.00%        0.64%        0.80%        0.80%
    Class C..................................    1.00%        0.84%        1.00%        0.64%        0.80%        0.80%
12b-1/Service Fees
    Class A (6)..............................    0.25%        0.25%        0.25%        0.25%        0.25%        0.25%
    Class B (6)..............................    1.00%        1.00%        1.00%        1.00%        1.00%        1.00%
    Class C (6)..............................    1.00%        1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses (after expense reimbursement
 and/or fee waiver) (5)
    Class A..................................    0.63%        1.06%        0.55%        0.81%        0.60%        0.65%
    Class B..................................    0.63%        1.06%        0.55%        0.81%        0.60%        0.65%
    Class C..................................    0.63%        1.06%        0.55%        0.81%        0.60%        0.65%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A..................................    1.88%        2.15%        1.80%        1.70%        1.65%        1.70%
    Class B..................................    2.63%        2.90%        2.55%        2.45%        2.40%        2.45%
    Class C..................................    2.63%        2.90%        2.55%        2.45%        2.40%        2.45%


                                                 LATIN
ANNUAL FUND OPERATING EXPENSES                  AMERICAN
(AS A PERCENTAGE OF AVERAGE NET ASSETS)           FUND
                                               ----------
Investment Advisory Fee (after expense
 reimbursement and/or fee waiver) (5)
    Class A..................................    0.07%
    Class B..................................    0.07%
    Class C..................................    0.07%
12b-1/Service Fees
    Class A (6)..............................    0.25%
    Class B (6)..............................    1.00%
    Class C (6)..............................    1.00%
Other Expenses (after expense reimbursement
 and/or fee waiver) (5)
    Class A..................................    1.78%
    Class B..................................    1.78%
    Class C..................................    1.78%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A..................................    2.10%
    Class B..................................    2.85%
    Class C..................................    2.85%


------------------


(5) The Adviser has agreed to waive its advisory fees and/or to reimburse expenses of the Funds, if necessary, if such fees would cause the total annual operating expenses of the Funds, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. The following sets forth, for each Fund investment advisory fees and expected total operating expenses absent fee waivers and/or expense reimbursements.


                                        INVESTMENT                      TOTAL
                                       ADVISORY FEES             OPERATING EXPENSES
                                     -----------------  -------------------------------------
                                       (ALL CLASSES)      CLASS A      CLASS B      CLASS C
                                     -----------------  -----------  -----------  -----------
Asian Growth Fund..................           1.00%           1.88%        2.61%        2.63%
Emerging Markets Fund..............           1.25%           2.56%        3.31%        3.34%
Global Equity Fund.................           1.00%           1.80%        2.55%        2.55%
Global Equity Allocation Fund......           1.00%           2.06%        2.81%        2.81%
International Magnum Fund..........           1.00%           1.90%        2.65%        2.65%
Japanese Equity Fund...............           1.00%           1.90%        2.65%        2.65%
Latin American Fund................           1.25%           3.28%        3.89%        4.06%

   The Adviser reserves the right to terminate any of its fee waivers and/or reimbursements at any time in its sole discretion. For further information on Company expenses, see "Management of the Company."


(6) Of the 12b-1/Service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee.


    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in a Fund will bear directly or indirectly. The expenses and fees for the Asian Growth, Emerging Markets, Global Equity Allocation and Latin American Funds are based on actual figures for the period ended June 30, 1996. The expenses and fees for the Global Equity, International Magnum and Japanese Equity Funds are based on estimates. For purposes of calculating the estimated expenses and fees set forth above, the table assumes that the Funds' average daily net assets will be $50,000,000. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period as indicated, in (i) Class A shares of each listed Fund, including the maximum 5.75% sales charge, (ii) Class B shares of each such Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of each such Fund, which have a CDSC, but no initial sales charge.

                                                                                        GLOBAL
                                                 ASIAN       EMERGING      GLOBAL       EQUITY     INTERNATIONAL  JAPANESE
                                                 GROWTH      MARKETS       EQUITY     ALLOCATION     MAGNUM       EQUITY
SHAREHOLDER TRANSACTION EXPENSES                  FUND         FUND         FUND         FUND         FUND         FUND
---------------------------------------------  ----------   ----------   ----------   ----------   ----------   ----------
Class A shares
 (If it is assumed there are no redemptions,
 the expenses are the same)
    1 Year...................................  $   75(1)    $   78(1)    $   75(1)    $   74(1)    $   73(1)    $   74(1)
    3 Years..................................     113          121          111          108          107          108
    5 Years..................................     153          166         *             144         *            *
    10 Years.................................     265          291         *             247         *            *
Class B shares
 (Assuming complete redemption at end of
 period)
    1 Year...................................      77           79           76           75           74           75
    3 Years..................................     112          120          109          106          105          106
    5 Years..................................     155          168         *             146         *            *
    10 Years (2).............................     279          306         *             261         *            *
 (Assuming no redemption)
    1 Year...................................      27           29           26           25           24           25
    3 Years..................................      82           90           79           76           75           76
    5 Years..................................     140          153         *             131         *            *
    10 Years (2).............................     279          306         *             261         *            *
Class C shares
 (Assuming complete redemption immediately
 prior to the end of period)
    1 Year...................................      37           39           36           35           34           35
    3 Years..................................      82           90           78           76           75           76
    5 Years..................................     140          153         *             131         *            *
    10 Years.................................     296          322         *             279         *            *
Class C shares
 (Assuming no redemption)
    1 Year...................................      27           29           26           25           24           25
    3 Years..................................      82           90           79           76           75           76
    5 Years..................................     140          153         *             131         *            *
    10 Years.................................     296          322         *             279         *            *


                                                 LATIN
                                                AMERICAN
SHAREHOLDER TRANSACTION EXPENSES                  FUND
---------------------------------------------  ----------
Class A shares
 (If it is assumed there are no redemptions,
 the expenses are the same)
    1 Year...................................  $   78(1)
    3 Years..................................     120
    5 Years..................................     164
    10 Years.................................     287
Class B shares
 (Assuming complete redemption at end of
 period)
    1 Year...................................      79
    3 Years..................................     118
    5 Years..................................     165
    10 Years (2).............................     301
 (Assuming no redemption)
    1 Year...................................      29
    3 Years..................................      88
    5 Years..................................     150
    10 Years (2).............................     301
Class C shares
 (Assuming complete redemption immediately
 prior to the end of period)
    1 Year...................................      39
    3 Years..................................      88
    5 Years..................................     150
    10 Years.................................     318
Class C shares
 (Assuming no redemption)
    1 Year...................................      29
    3 Years..................................      88
    5 Years..................................     150
    10 Years.................................     318


------------------

 * Because the Global Equity, International Magnum and Japanese Equity Funds were either not operational or had recently become operational as of the date of this Prospectus, the Funds have not projected expenses beyond the three-year period shown.

(1) Certain large purchases may be subject to a reduced sales load. Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of these Funds, aggregate $1 million or more are not subject to an initial sales charge. A CDSC of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase.

(2) Class B shares automatically convert to Class A shares after eight years.

    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

                              FINANCIAL HIGHLIGHTS


    The following tables provide financial highlights for the Class A, Class B and Class C shares of the Asian Growth, Emerging Markets, Global Equity Allocation and Latin American Funds for each of the respective periods presented. The audited financial highlights are part of the Company's financial statements, which appear in the Company's June 30, 1996 Annual Report to Shareholders. The financial highlights for the Class A, Class B and Class C Shares of the International Magnum Fund are unaudited. The financial statements are included in the Company's Statement of Additional Information. The foregoing Funds' financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose report thereon (which was unqualified) is also included in the Statement of Additional Information. Additional performance information about the Company is contained in the Company's Annual Report. The Annual Report and the financial statements contained therein, along with the Statement of Additional Information, are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto. Financial highlights are not presented for the Global Equity and Japanese Equity Funds because they had not commenced operations as of June 30, 1996.

                         FINANCIAL HIGHLIGHTS CONTINUED
                               ASIAN GROWTH FUND

SELECTED PER SHARE DATA AND
 RATIOS
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Loss.........
  Net Realized and Unrealized
    Gain (Loss)...............
  Total From Investment
    Operations................
DISTRIBUTIONS
  Net Realized Gain...........
  In Excess of Net Realized
    Gain......................
  Total Distributions.........
NET ASSET VALUE, END OF
 PERIOD.......................
TOTAL RETURN (1)..............
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................
Ratio of Expenses to Average
 Net Assets (2)...............
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................
Portfolio Turnover Rate.......
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Loss...........
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................
  Net Investment Income (Loss)
    to Average Net Assets.....
------------------------------

                                     CLASS A
 RATIOS                                     1993
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $         12.00
                                         -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Loss.........                --
  Net Realized and Unrealized
    Gain (Loss)...............                --
                                         -------
  Total From Investment
    Operations................                --
                                         -------
DISTRIBUTIONS
  Net Realized Gain...........                --
  In Excess of Net Realized
    Gain......................                --
                                         -------
  Total Distributions.........                --
                                         -------
NET ASSET VALUE, END OF
 PERIOD.......................   $         12.00
                                         -------
                                         -------
TOTAL RETURN (1)..............              0.00%
                                         -------
                                         -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................   $        11,770
Ratio of Expenses to Average
 Net Assets (2)...............              1.90%**
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................             (0.81)%**
Portfolio Turnover Rate.......                 0%
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Loss...........   $          0.01
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................             11.83%**
  Net Investment Income (Loss)
    to Average Net Assets.....            (10.74)%**
------------------------------


SELECTED PER SHARE DATA AND           YEAR ENDED
 RATIOS                            JUNE 30, 1994
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $         12.00
                                 ---------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Loss.........             (0.03)
  Net Realized and Unrealized
    Gain (Loss)...............              3.53
                                 ---------------
  Total From Investment
    Operations................              3.50
                                 ---------------
DISTRIBUTIONS
  Net Realized Gain...........                --
  In Excess of Net Realized
    Gain......................                --
                                 ---------------
  Total Distributions.........                --
                                 ---------------
NET ASSET VALUE, END OF
 PERIOD.......................   $         15.50
                                 ---------------
                                 ---------------
TOTAL RETURN (1)..............             29.17%
                                 ---------------
                                 ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................   $       138,212
Ratio of Expenses to Average
 Net Assets (2)...............              1.90%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................             (0.24   )%
Portfolio Turnover Rate.......                34%
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Loss...........   $          0.03
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................              2.17%
  Net Investment Income (Loss)
    to Average Net Assets.....             (0.51   )%
------------------------------


SELECTED PER SHARE DATA AND           YEAR ENDED
 RATIOS                            JUNE 30, 1995
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $         15.50
                                 ---------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Loss.........                --
  Net Realized and Unrealized
    Gain (Loss)...............              1.43
                                 ---------------
  Total From Investment
    Operations................              1.43
                                 ---------------
DISTRIBUTIONS
  Net Realized Gain...........             (0.49)
  In Excess of Net Realized
    Gain......................             (0.02)
                                 ---------------
  Total Distributions.........             (0.51)
                                 ---------------
NET ASSET VALUE, END OF
 PERIOD.......................   $         16.42
                                 ---------------
                                 ---------------
TOTAL RETURN (1)..............              9.50%
                                 ---------------
                                 ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................   $       178,667
Ratio of Expenses to Average
 Net Assets (2)...............              1.90%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................              0.04%
Portfolio Turnover Rate.......                34%
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Loss...........                --
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................              1.90%
  Net Investment Income (Loss)
    to Average Net Assets.....              0.04%
------------------------------


SELECTED PER SHARE DATA AND           YEAR ENDED
 RATIOS                            JUNE 30, 1996
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $         16.42
                                 ---------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Loss.........             (0.04)
  Net Realized and Unrealized
    Gain (Loss)...............              0.77
                                 ---------------
  Total From Investment
    Operations................              0.73
                                 ---------------
DISTRIBUTIONS
  Net Realized Gain...........                --
  In Excess of Net Realized
    Gain......................                --
                                 ---------------
  Total Distributions.........                --
                                 ---------------
NET ASSET VALUE, END OF
 PERIOD.......................   $         17.15
                                 ---------------
                                 ---------------
TOTAL RETURN (1)..............              4.45%
                                 ---------------
                                 ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................   $       248,009
Ratio of Expenses to Average
 Net Assets (2)...............              1.88%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................             (0.16)%
Portfolio Turnover Rate.......                38%
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Loss...........                --
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................              1.88%
  Net Investment Income (Loss)
    to Average Net Assets.....             (0.16)%
------------------------------

                                    CLASS B+
                                 ---------------
                                  AUGUST 1, 1995
SELECTED PER SHARE DATA AND          TO JUNE 30,
 RATIOS                                     1996
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $         16.51
                                 ---------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Loss.........             (0.03)
  Net Realized and Unrealized
    Gain (Loss)...............              0.33
                                 ---------------
  Total From Investment
    Operations................              0.30
                                 ---------------
DISTRIBUTIONS
  Net Realized Gain...........                --
  In Excess of Net Realized
    Gain......................                --
                                 ---------------
  Total Distributions.........                --
                                 ---------------
NET ASSET VALUE, END OF
 PERIOD.......................   $         16.81
                                 ---------------
                                 ---------------
TOTAL RETURN (1)..............              1.82%
                                 ---------------
                                 ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................   $        52,853
Ratio of Expenses to Average
 Net Assets (2)...............              2.61%**
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................             (0.52 )% **
Portfolio Turnover Rate.......                38%
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Loss...........                --
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................              2.61%**
  Net Investment Income (Loss)
    to Average Net Assets.....             (0.52 )% **
------------------------------

                                     CLASS C
                                 ---------------
                                  JUNE 23, 1993*
SELECTED PER SHARE DATA AND          TO JUNE 30,
 RATIOS                                     1993
------------------------------   ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $         12.00
                                          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Loss.........                --
  Net Realized and Unrealized
    Gain (Loss)...............                --
                                          ------
  Total From Investment
    Operations................                --
                                          ------
DISTRIBUTIONS
  Net Realized Gain...........                --
  In Excess of Net Realized
    Gain......................                --
                                          ------
  Total Distributions.........                --
                                          ------
NET ASSET VALUE, END OF
 PERIOD.......................   $         12.00
                                          ------
                                          ------
TOTAL RETURN (1)..............              0.00%
                                          ------
                                          ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................   $         8,491
Ratio of Expenses to Average
 Net Assets (2)...............              2.65%**
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................             (1.56) %* *
Portfolio Turnover Rate.......                 0%
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Loss...........   $          0.02
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................             12.64%**
  Net Investment Income (Loss)
    to Average Net Assets.....            (11.55) %* *
------------------------------


SELECTED PER SHARE DATA AND           YEAR ENDED
 RATIOS                            JUNE 30, 1994
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $         12.00
                                 ---------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Loss.........             (0.10)
  Net Realized and Unrealized
    Gain (Loss)...............              3.50
                                 ---------------
  Total From Investment
    Operations................              3.40
                                 ---------------
DISTRIBUTIONS
  Net Realized Gain...........                --
  In Excess of Net Realized
    Gain......................                --
                                 ---------------
  Total Distributions.........                --
                                 ---------------
NET ASSET VALUE, END OF
 PERIOD.......................   $         15.40
                                 ---------------
                                 ---------------
TOTAL RETURN (1)..............             28.33%
                                 ---------------
                                 ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................   $       116,889
Ratio of Expenses to Average
 Net Assets (2)...............              2.65%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................             (0.99)%
Portfolio Turnover Rate.......                34%
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Loss...........   $          0.03
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................              2.92%
  Net Investment Income (Loss)
    to Average Net Assets.....             (1.26)%
------------------------------


SELECTED PER SHARE DATA AND           YEAR ENDED
 RATIOS                            JUNE 30, 1995
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $         15.40
                                 ---------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Loss.........             (0.12)
  Net Realized and Unrealized
    Gain (Loss)...............              1.42
                                 ---------------
  Total From Investment
    Operations................              1.30
                                 ---------------
DISTRIBUTIONS
  Net Realized Gain...........             (0.49)
  In Excess of Net Realized
    Gain......................             (0.02)
                                 ---------------
  Total Distributions.........             (0.51)
                                 ---------------
NET ASSET VALUE, END OF
 PERIOD.......................   $         16.19
                                 ---------------
                                 ---------------
TOTAL RETURN (1)..............              8.71%
                                 ---------------
                                 ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................   $       139,497
Ratio of Expenses to Average
 Net Assets (2)...............              2.63%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................             (0.77 )%
Portfolio Turnover Rate.......                34%
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Loss...........                --
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................              2.65%
  Net Investment Income (Loss)
    to Average Net Assets.....             (0.77 )%
------------------------------


SELECTED PER SHARE DATA AND           YEAR ENDED
 RATIOS                            JUNE 30, 1996
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $         16.19
                                 ---------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Loss.........             (0.13)
  Net Realized and Unrealized
    Gain (Loss)...............              0.72
                                 ---------------
  Total From Investment
    Operations................              0.59
                                 ---------------
DISTRIBUTIONS
  Net Realized Gain...........                --
  In Excess of Net Realized
    Gain......................                --
                                 ---------------
  Total Distributions.........                --
                                 ---------------
NET ASSET VALUE, END OF
 PERIOD.......................   $         16.78
                                 ---------------
                                 ---------------
TOTAL RETURN (1)..............              3.64%
                                 ---------------
                                 ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................   $       168,070
Ratio of Expenses to Average
 Net Assets (2)...............              2.63%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................             (0.94)%
Portfolio Turnover Rate.......                38%
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Loss...........                --
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................              2.63%
  Net Investment Income (Loss)
    to Average Net Assets.....             (0.94)%
------------------------------



 * Commencement of operations.


 ** Annualized.

 + The Asian Growth Fund began offering the current Class B shares on August 1,
   1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Asian Growth Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Asian Growth Fund to the extent that the total operating expenses of the Fund exceed 1.88% of the average daily net assets relating to the Class A shares and 2.63% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $464,000, $0 and $0, respectively, for the Asian Growth Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             EMERGING MARKETS FUND

SELECTED PER SHARE DATA AND
 RATIOS
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)....................
  Net Realized and Unrealized
    Loss......................
  Total From Investment
    Operations................
DISTRIBUTIONS
  Net Investment Income.......
  In Excess of Net Realized
    Gain......................
  Total Distributions.........
NET ASSET VALUE, END OF
 PERIOD.......................
TOTAL RETURN (1)..............
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................
Ratio of Expenses to Average
 Net Assets (2)...............
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................
Portfolio Turnover Rate.......
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Income
    (Loss)....................
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................
  Net Investment Income (Loss)
    to Average Net Assets.....
Ratio of Expenses to Average
 Net Assets Excluding Country
 Tax Expense..................
------------------------------

                                     CLASS A
 RATIOS                                     1995
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $       12.00
                                       -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)....................            0.05
  Net Realized and Unrealized
    Loss......................           (1.44 )
                                       -------
  Total From Investment
    Operations................           (1.39 )
                                       -------
DISTRIBUTIONS
  Net Investment Income.......              --
  In Excess of Net Realized
    Gain......................              --
                                       -------
  Total Distributions.........              --
                                       -------
NET ASSET VALUE, END OF
 PERIOD.......................   $       10.61
                                       -------
                                       -------
TOTAL RETURN (1)..............          (11.58 )%
                                       -------
                                       -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................   $      26,091
Ratio of Expenses to Average
 Net Assets (2)...............            2.33%**
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................            0.81%**
Portfolio Turnover Rate.......              32%
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Income
    (Loss)....................   $        0.04
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................            3.10%**
  Net Investment Income (Loss)
    to Average Net Assets.....            0.04%**
Ratio of Expenses to Average
 Net Assets Excluding Country
 Tax Expense..................            2.15%**
------------------------------


SELECTED PER SHARE DATA AND           YEAR ENDED
 RATIOS                            JUNE 30, 1996
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $        10.61
                                 ---------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)....................             0.05
  Net Realized and Unrealized
    Loss......................             1.44
                                 ---------------
  Total From Investment
    Operations................             1.49
                                 ---------------
DISTRIBUTIONS
  Net Investment Income.......            (0.04)
  In Excess of Net Realized
    Gain......................               --#
                                 ---------------
  Total Distributions.........            (0.04)
                                 ---------------
NET ASSET VALUE, END OF
 PERIOD.......................   $        12.06
                                 ---------------
                                 ---------------
TOTAL RETURN (1)..............            14.16%
                                 ---------------
                                 ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................   $      114,850
Ratio of Expenses to Average
 Net Assets (2)...............             2.16%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................             0.93%
Portfolio Turnover Rate.......               42%
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Income
    (Loss)....................   $         0.02
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................             2.56%
  Net Investment Income (Loss)
    to Average Net Assets.....             0.53%
Ratio of Expenses to Average
 Net Assets Excluding Country
 Tax Expense..................             2.15%
------------------------------

                                    CLASS B+
                                 ---------------
                                  AUGUST 1, 1995
SELECTED PER SHARE DATA AND          TO JUNE 30,
 RATIOS                                     1996
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $       10.91
                                       -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)....................            0.01
  Net Realized and Unrealized
    Loss......................            1.02
                                       -------
  Total From Investment
    Operations................            1.03
                                       -------
DISTRIBUTIONS
  Net Investment Income.......              --
  In Excess of Net Realized
    Gain......................              -- #
                                       -------
  Total Distributions.........              --
                                       -------
NET ASSET VALUE, END OF
 PERIOD.......................   $       11.94
                                       -------
                                       -------
TOTAL RETURN (1)..............            9.45%
                                       -------
                                       -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................   $      10,416
Ratio of Expenses to Average
 Net Assets (2)...............            2.91%**
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................            0.30%**
Portfolio Turnover Rate.......              42%
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Income
    (Loss)....................   $        0.02
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................            3.31%**
  Net Investment Income (Loss)
    to Average Net Assets.....           (0.10 )%**
Ratio of Expenses to Average
 Net Assets Excluding Country
 Tax Expense..................            2.90%**
------------------------------

                                     CLASS C
                                 ---------------
                                   JULY 6, 1994*
SELECTED PER SHARE DATA AND          TO JUNE 30,
 RATIOS                                     1995
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $       12.00
                                       -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)....................              --
  Net Realized and Unrealized
    Loss......................           (1.47 )
                                       -------
  Total From Investment
    Operations................           (1.47 )
                                       -------
DISTRIBUTIONS
  Net Investment Income.......              --
  In Excess of Net Realized
    Gain......................              --
                                       -------
  Total Distributions.........              --
                                       -------
NET ASSET VALUE, END OF
 PERIOD.......................   $       10.53
                                       -------
                                       -------
TOTAL RETURN (1)..............          (12.25 )%
                                       -------
                                       -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................   $      22,245
Ratio of Expenses to Average
 Net Assets (2)...............            3.08%**
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................            0.06%**
Portfolio Turnover Rate.......              32%
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Income
    (Loss)....................   $        0.04
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................            3.90%**
  Net Investment Income (Loss)
    to Average Net Assets.....           (0.76    )%**
Ratio of Expenses to Average
 Net Assets Excluding Country
 Tax Expense..................            2.90%**
------------------------------


SELECTED PER SHARE DATA AND           YEAR ENDED
 RATIOS                            JUNE 30, 1996
------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $        10.53
                                        -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)....................            (0.01 )
  Net Realized and Unrealized
    Loss......................             1.41
                                        -------
  Total From Investment
    Operations................             1.40
                                        -------
DISTRIBUTIONS
  Net Investment Income.......               --
  In Excess of Net Realized
    Gain......................               -- #
                                        -------
  Total Distributions.........               --
                                        -------
NET ASSET VALUE, END OF
 PERIOD.......................   $        11.93
                                        -------
                                        -------
TOTAL RETURN (1)..............            13.30%
                                        -------
                                        -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................   $       43,601
Ratio of Expenses to Average
 Net Assets (2)...............             2.91%**
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................            (0.11 )%
Portfolio Turnover Rate.......               42%
------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Income
    (Loss)....................   $         0.03
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................             3.34%
  Net Investment Income (Loss)
    to Average Net Assets.....            (0.54 )%
Ratio of Expenses to Average
 Net Assets Excluding Country
 Tax Expense..................             2.90%
------------------------------


 # Amount less than $0.01 per share.

 * Commencement of operations.


 ** Annualized.

 + The Emerging Markets Fund began offering the current Class B shares on August
   1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Emerging Markets Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Emerging Markets Fund to the extent that the total operating expenses of the Fund exceed 2.15% of the average daily net assets relating to the Class A shares and 2.90% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $197,000 and $355,000, respectively for the Emerging Markets Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                         GLOBAL EQUITY ALLOCATION FUND

                                                                 CLASS A                                        CLASS B+
                                  ----------------------------------------------------------------------    ----------------
SELECTED PER SHARE DATA AND       JANUARY 4, 1993*        YEAR ENDED        YEAR ENDED        YEAR ENDED      AUGUST 1, 1995
 RATIOS                           TO JUNE 30, 1993     JUNE 30, 1994     JUNE 30, 1995     JUNE 30, 1996    TO JUNE 30, 1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................   $          10.00    $        11.09    $        11.99    $        12.60    $          13.01
                                           -------           -------           -------           -------             -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss).....................               0.04              0.10              0.12              0.19                0.30
  Net Realized and Unrealized
    Gain.......................               1.05              0.90              0.67              2.82                1.98
                                           -------           -------           -------           -------             -------
  Total From Investment
    Operations.................               1.09              1.00              0.79              3.01                2.28
                                           -------           -------           -------           -------             -------
DISTRIBUTIONS
  Net Investment Income........                 --             (0.03)               --             (0.39)              (0.35)
  In Excess of Net Investment
    Income.....................                 --                --             (0.05)               --                  --
  Net Realized Gain............                 --             (0.07)            (0.13)            (0.47)              (0.48)
                                           -------           -------           -------           -------             -------
  Total Distributions..........                 --             (0.10)            (0.18)            (0.86)              (0.83)
                                           -------           -------           -------           -------             -------
NET ASSET VALUE, END OF
 PERIOD........................   $          11.09    $        11.99    $        12.60    $        14.75    $          14.46
                                           -------           -------           -------           -------             -------
                                           -------           -------           -------           -------             -------
TOTAL RETURN (1)...............              10.90%             9.02%             6.69%            24.62%              18.08%
                                           -------           -------           -------           -------             -------
                                           -------           -------           -------           -------             -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s)........................   $         10,434    $       33,425    $       42,586    $       63,706    $         14,786
Ratio of Expenses to Average
 Net Assets (2)................               1.70%**           1.70%             1.70%             1.70%               2.45%**
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)...........................               1.04%**           0.98%             1.01%             0.71%               0.45%**
Portfolio Turnover Rate........                 14%               30%               39%               44%                 44%
----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
 Period
  Per Share Benefit to Net
   Investment Income (Loss)....   $           0.08    $         0.09    $         0.04    $         0.10    $           0.22
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets.....................               3.65%**           2.58%             2.03%             2.06%               2.81%**
  Net Investment Income (Loss)
    to Average Net Assets......              (0.91)%**           0.10%            0.68%             0.35%               0.09%**
----------------------------------------------------------------------------------------------------------------------------

                                                                    CLASS C
                                  ----------------------------------------------------------------------------
SELECTED PER SHARE DATA AND       JANUARY 4, 1993*     YEAR ENDED JUNE     YEAR ENDED JUNE     YEAR ENDED JUNE
 RATIOS                           TO JUNE 30, 1993            30, 1994            30, 1995            30, 1996
-------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................   $          10.00    $          11.05    $          11.90    $          12.43
                                            ------             -------             -------             -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss).....................               0.01                0.06                0.04                0.12
  Net Realized and Unrealized
    Gain.......................               1.04                0.86                0.65                2.75
                                            ------             -------             -------             -------
  Total From Investment
    Operations.................               1.05                0.92                0.69                2.87
                                            ------             -------             -------             -------
DISTRIBUTIONS
  Net Investment Income........                 --                  --                  --               (0.33)
  In Excess of Net Investment
    Income.....................                 --                  --               (0.03)                 --
  Net Realized Gain............                 --               (0.07)              (0.13)              (0.48)
                                            ------             -------             -------             -------
  Total Distributions..........                 --               (0.07)              (0.16)              (0.81)
                                            ------             -------             -------             -------
NET ASSET VALUE, END OF
 PERIOD........................   $          11.05    $          11.90    $          12.43    $          14.49
                                            ------             -------             -------             -------
                                            ------             -------             -------             -------
TOTAL RETURN (1)...............              10.50%               8.34%               5.84%              23.65%
                                            ------             -------             -------             -------
                                            ------             -------             -------             -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s)........................   $          6,995    $         29,892    $         40,460    $         63,025
Ratio of Expenses to Average
 Net Assets (2)................               2.45%**             2.45%               2.45%               2.45%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)...........................               0.29%**             0.23%               0.25%              (0.04)%
Portfolio Turnover Rate........                 14%                 30%                 39%                 44%
----------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense Lim
 Period
  Per Share Benefit to Net
   Investment Income (Loss)....   $           0.07    $           0.12    $           0.05    $           1.16
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets.....................               4.40%**             3.34%               2.78%               2.81%
  Net Investment Income (Loss)
    to Average Net Assets......              (1.66)%**            (0.66)%            (0.08)%             (0.40)%
----------------------------------------------------------------------------------------------------------------------------



 * Commencement of operations.


 ** Annualized.

 + The Global Equity Allocation Fund began offering the current Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Global Equity Allocation Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Global Equity Allocation Fund to the extent that the total operating expenses of the Fund exceed 1.70% of the average daily net assets relating to the Class A shares and 2.45% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $353,000, $247,000 and $371,000, respectively, for the Global Equity Allocation Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                           INTERNATIONAL MAGNUM FUND
                                  (UNAUDITED)



                                            CLASS A       CLASS B       CLASS C
                                          -----------   -----------   -----------
                                              FOR THE       FOR THE       FOR THE
                                               PERIOD        PERIOD        PERIOD
                                              JULY 1,       JULY 1,       JULY 1,
                                             1996 TO*      1996 TO*      1996 TO*
                                             NOVEMBER      NOVEMBER      NOVEMBER
SELECTED PER SHARE DATA AND RATIOS           30, 1996      30, 1996      30, 1996
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....  $     12.00   $     12.00   $     12.00
                                          -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)..........         0.01         (0.02)        (0.02)
  Net Realized and Unrealized Gain on
    Investments.........................         0.25          0.25          0.24
                                          -----------   -----------   -----------
  Total From Investment Operations......         0.26          0.23          0.22
                                          -----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD..........  $     12.26   $     12.23   $     12.22
                                          -----------   -----------   -----------
                                          -----------   -----------   -----------
TOTAL RETURN (1)........................         2.17%         1.92%         1.83%
                                          -----------   -----------   -----------
                                          -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL DATA............
Net Assets, End of Period (000's).......  $     4,673   $     4,906   $     5,458
Ratio of Expenses to Average Net
 Assets.................................         1.64%**        2.39%**        2.40%
Ratio of Net Investment Income (Loss) to
 Average Net Assets.....................         0.21%**       (0.54)%**       (0.55)%
Portfolio Turnover Rate.................            6%            6%            6%
---------------------------------------------------------------------------------
Average Commission Rate.................  $    0.0412   $    0.0412   $    0.0412
---------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
 During the Period
  Per Share Benefit to Net Investment
    Loss................................  $      0.06   $      0.05   $      0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets........         2.98%**        3.73%**        3.73%
  Net Investment Loss to Average Net
    Assets..............................        (1.13)%**       (1.88)%**       (1.88)%
---------------------------------------------------------------------------------



 * Commencement of Operations.


 ** Annualized.


(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.

                         FINANCIAL HIGHLIGHTS CONTINUED
                              LATIN AMERICAN FUND

                                               CLASS A                     CLASS B+                    CLASS C
                                  ----------------------------------   ----------------   ----------------------------------
SELECTED PER SHARE DATA AND          JULY 6, 1994*        YEAR ENDED     AUGUST 1, 1995      JULY 6, 1994*        YEAR ENDED
 RATIOS                           TO JUNE 30, 1995     JUNE 30, 1996   TO JUNE 30, 1996   TO JUNE 30, 1995     JUNE 30, 1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................   $          12.00    $         9.08   $           9.58   $          12.00    $         8.99
                                            ------           -------             ------             ------            ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss).....................              (0.02)             0.10               0.03              (0.08)             0.04
  Net Realized and Unrealized
    Gain (Loss)................              (2.70)             3.47               2.84              (2.73)             3.40
                                            ------           -------             ------             ------            ------
  Total From Investment
    Operations.................              (2.72)             3.57               2.87              (2.81)             3.44
                                            ------           -------             ------             ------            ------
DISTRIBUTIONS
  Net Investment Income........                 --             (0.02)                --                 --                --
  Paid in Capital..............              (0.20)               --                 --              (0.20)               --
                                            ------           -------             ------             ------            ------
  Total Distributions..........              (0.20)            (0.02)                --              (0.20)               --
                                            ------           -------             ------             ------            ------
NET ASSET VALUE, END OF
 PERIOD........................   $           9.08    $        12.63   $          12.45   $           8.99    $        12.43
                                            ------           -------             ------             ------            ------
                                            ------           -------             ------             ------            ------
TOTAL RETURN (1)...............             (23.07)%           39.35%             29.26%            (23.83)%           38.26%
                                            ------           -------             ------             ------            ------
                                            ------           -------             ------             ------            ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s)........................   $          7,658    $       18,701   $          2,041   $          4,085    $        6,780
Ratio of Expenses to Average
 Net Assets (2)................               2.46%**           2.11%              2.87%**             3.20%**           2.86%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)...........................              (0.44)%**           1.18%             0.88%**            (1.16)%**           0.42%
Portfolio Turnover Rate........                107%              131%               131%               107%              131%

----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Income (Loss)...   $           0.13    $         0.09   $           0.04   $           0.12    $         0.12
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets.....................               4.30%**           3.28%              3.89%              5.20%**           4.06%
  Net Investment Income (Loss)
    to Average Net Assets......              (2.26)%**           0.01%            (0.14)%**            (3.16)%**          (0.78)%
Ratio of Expenses to Average
 Net Assets Excluding Country
 Tax Expense...................               2.10%**           2.10%              2.85%**             2.85%**           2.85%
----------------------------------------------------------------------------------------------------------------------------


 * Commencement of operations.


 ** Annualized.

 + The Latin American Fund began offering the current Class B shares on August
   1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Latin American Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Latin American Fund to the extent that the total operating expenses of the Fund exceed 2.10% of the average daily net assets relating to the Class A shares and 2.85% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $165,000 and $206,000, respectively, for the Latin American Fund.

                               PROSPECTUS SUMMARY

THE COMPANY


    The Company currently consists of twenty-two Funds which are designed to offer investors a range of investment choices with Morgan Stanley Asset Management Inc. ("MSAM") and its affiliate, Miller Anderson & Sherrerd, LLP ("MAS"), providing services as Advisers and Administrators and Van Kampen American Capital Distributors, Inc. ("VKAC Distributors") providing services as Distributor. MAS serves as the Adviser and Administrator for the Mid Cap Growth Fund and the Value Fund, which are described in a separate prospectus. MSAM serves as the Adviser and Administrator for all of the other Funds listed below. Each Fund has its own investment objective and policies designed to meet its specific goals. For ease of reference the words "Morgan Stanley," which begin the name of each Fund, are not included in the Funds named below. The investment objective of each Fund described in this Prospectus is as follows:


    - The ASIAN GROWTH FUND seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.

    - The EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

    - The GLOBAL EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

    - The GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index.

    - The INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser.

    - The JAPANESE EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

    - The LATIN AMERICAN FUND seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.

    The other Funds are described in other prospectuses which may be obtained from the Company at the address and telephone number noted on the cover page of this Prospectus. The objectives of the Company's other Funds are listed below:

GLOBAL AND INTERNATIONAL EQUITY FUNDS:

    - The EUROPEAN EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

U.S. EQUITY FUNDS:

    - The AGGRESSIVE EQUITY FUND seeks capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

    - The AMERICAN VALUE FUND seeks high total return by investing in undervalued equity securities of small-to medium-sized corporations.

    - The EQUITY GROWTH FUND seeks long-term capital appreciation by investing in growth-oriented equity securities of medium and large capitalization companies.

    - The GROWTH AND INCOME FUND seeks capital appreciation and current income by investing primarily in equity and equity-linked securities.


    - The MID CAP GROWTH FUND seeks to achieve long-term capital growth by investing primarily in common stocks and other equity securities of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential.


    - The U.S. REAL ESTATE FUND seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.


    - The VALUE FUND seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.


GLOBAL FIXED INCOME FUNDS:

    - The EMERGING MARKETS DEBT FUND seeks high total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

    - The GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

    - The HIGH YIELD FUND seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

    - The WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world.

MONEY MARKET FUNDS:

    - The GOVERNMENT OBLIGATIONS MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The TAX-FREE MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal taxes as is consistent with maintaining liquidity and stability of principal.

    THE GROWTH AND INCOME, JAPANESE EQUITY, EUROPEAN EQUITY AND TAX-FREE MONEY MARKET FUNDS ARE CURRENTLY NOT BEING OFFERED.

INVESTMENT MANAGEMENT


    Morgan Stanley Asset Management Inc. ("MSAM," the "Adviser" and the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Group Inc. ("MSGI") which, together with its affiliated asset management companies, had approximately $103.5 billion in assets under management as an investment manager or as a fiduciary adviser at September 30, 1996, acts as investment adviser to each of the Funds, except the Mid Cap Growth and Value Funds. See "Management of the Company -- Investment Adviser" and "-- Administrator." On October 31, 1996, MSGI purchased the parent company of Van Kampen American Capital, Inc., which in turn is the parent company of VKAC Distributors. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $59 billion in assets under management or supervision as of September 30, 1996.


RISK FACTORS

    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The Funds described herein will invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, potential price volatility and lesser liquidity of shares traded on securities markets, less government supervision and regulation of securities markets, changes in taxes on income on securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, the risk of war and potentially greater difficulty in obtaining a judgment in a court outside the United States. The Asian Growth, Emerging Markets, Latin American and International Magnum Funds invest in securities of issuers located in developing or emerging market countries, which may impose greater liquidity risks and other risks not typically associated with investing in the more established markets of developed countries. Investments in such emerging markets may be in small- to medium-sized companies, which are more vulnerable to risks than larger corporations, including a higher degree of liquidity, financial, price volatility and other risks than investments in the securities of larger corporations. The Emerging Markets and Latin American Funds may invest in lower rated and unrated debt securities (including in the case of the Latin American Fund, sovereign debt) which are considered speculative in nature and involve a high degree of risk. The Emerging Markets Fund may invest in equity securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Additional Investment Information -- Russian Securities Transactions." The Funds may invest in forward foreign currency exchange contracts, and the Emerging Markets, Global Equity, Latin American and International Magnum Funds may invest in foreign currency exchange futures and options. The Emerging Markets, Global Equity, Latin American and International Magnum Funds may invest in options. The Emerging Markets and Latin American Funds may engage in short selling. The Latin American Fund may borrow money for leverage purposes. In addition, each Fund may invest in repurchase agreements, borrow money, lend its portfolio securities, and purchase securities on a when-issued or delayed delivery basis. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including private placement securities. Such securities may be less liquid than publicly traded securities. There are also risks associated with the non-diversified status of the Emerging Markets, International Magnum and Latin American Funds. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.

HOW TO INVEST


    The Class A, Class B and Class C shares of the Funds are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Funds are offered at net asset value plus an initial sales charge of up to
5.75 % in graduated percentages based on the investor's aggregate investments in the Funds. Shares of the Class B shares and Class C shares of the Funds are offered at net asset value. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction or waiver of sales charges, which are available for certain investors. Share purchases may be made through VKAC Distributors, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of the Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."


HOW TO REDEEM

    Shares of each Fund may be redeemed at any time at the net asset value per share (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of each Fund is described below, together with the policies the Fund employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. There is no assurance that a Fund will attain its objective. The investment policies described below are not fundamental policies and may be changed without shareholder approval. For more information about certain investment practices of the Funds, see "Additional Investment Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.

THE ASIAN GROWTH FUND

    The investment objective of the Asian Growth Fund is long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The production of any current income is incidental to this objective. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities which are traded on recognized stock exchanges of the countries in Asia described below and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia. The Fund does not intend to invest in securities which are primarily traded in markets in Japan or in companies organized under the laws of Japan. The Fund may also invest in sponsored or unsponsored depositary receipts, including American Depositary Receipts ("ADRs") of Asian issuers that are traded on stock exchanges in the United States.

    The Asian Growth Fund will invest in countries having more established markets in the Asian region. The Asian countries to be represented in the Fund will consist of three or more of the following countries: Hong Kong, Singapore, Malaysia, Thailand, the Philippines and Indonesia. The Fund may also invest in common stocks traded on markets in China, Taiwan, South Korea, India, Pakistan, Sri Lanka and other developing markets that are open to foreign investment. There is no requirement that the Fund, at any given time, invest in any one particular country or in all of the countries listed above or in any other Asian countries. The Fund has no set policy for allocating investments among the Asian countries in which it will invest. Allocation of investments among the various countries will depend on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode and extent of investment in companies in such countries.

    Under normal circumstances, at least 65% of the total assets of the Asian Growth Fund will be invested in equity securities of issuers in Asian countries, excluding Japan. Any remaining assets of the Fund will be kept in any combination of debt instruments, bills and bonds of governmental entities in Asia and the U.S., in notes, debentures, and bonds of companies in Asia and in money market instruments in the U.S. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Debt securities convertible into common stocks will be investment grade (rated in one of the four highest rating categories by an internationally recognized statistical rating organization (an "NRSRO") or, if unrated will be of comparable quality as determined by the Adviser under the supervision of the Board of Directors.

    The Adviser's approach in selecting investments for the Asian Growth Fund is oriented to individual stock selection and is value driven. In selecting stocks for the Fund, the Adviser initially identifies those stocks which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. The Adviser utilizes the research of a number of sources, including its affiliate in Geneva, Switzerland, Morgan Stanley Capital International ("MSCI"), in identifying attractive securities, and applies a number of proprietary screening criteria to identify those securities it believes to be undervalued. Fund holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Those which no longer conform are sold. The Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Fund seeks to invest in larger companies, it may invest in small- and medium-sized companies that, in the Adviser's view, have potential for growth. The Fund may invest in equity securities of smaller capitalized companies, which are more vulnerable to financial and other risks than larger companies. Investment in securities of smaller companies may involve a higher degree of risk and price volatility than in securities of larger companies. The Fund's investments will include securities of issuers located in developing countries and traded in emerging markets. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets.

    Although the Asian Growth Fund intends to invest primarily in securities listed on stock exchanges, it may also invest in securities traded in over-the-counter markets and, to a limited extent, in non-publicly traded securities. Securities traded in over-the-counter markets and non-publicly traded securities pose liquidity risks.

    Pending investment or settlement, and for liquidity purposes, the Fund may invest in domestic, Eurodollar and foreign short-term money market instruments. For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.

    Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the U.S. Dollar as a base currency. The Fund may enter into foreign currency exchange contracts.

    For further information about the foregoing and certain additional investment practices of the Asian Growth Fund, see "Additional Investment Information" below.

THE EMERGING MARKETS FUND

    The investment objective of the Emerging Markets Fund is to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. Under normal conditions, at least 65% of the Fund's total assets will be invested in emerging country equity securities. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. As used in this Prospectus, the term "emerging country" applies to any country which, in the opinion of the Adviser, is generally considered to be an emerging or developing country by the international financial community, including the International Bank for Reconstruction and Development (more commonly known as The World Bank) and the International Finance Corporation. There are currently over 130 countries which, in the opinion of the Adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks. The Fund will focus its investments on those emerging market countries in which it believes the economics are developing strongly and in which the markets are becoming more sophisticated. The Fund intends to invest primarily in some or all of the following countries:

Argentina
Botswana
Brazil
Chile
China
Colombia
Ghana
Greece
Hong Kong
Hungary
India
Indonesia
Israel
Jamaica
Jordan
Kenya
Malaysia
Mexico
Morocco
Nigeria
Pakistan
Peru
Philippines
Poland
Portugal
Russia
South Africa
South Korea
Sri Lanka
Taiwan
Thailand
Turkey
Venezuela
Zimbabwe

    As markets in other countries develop, the Emerging Markets Fund expects to expand and further diversify the emerging countries in which it invests. The Fund does not intend to invest in any security in a country where the currency is not freely convertible to U.S. Dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

    An emerging country security is one issued by a company that, in the opinion of the Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

    To the extent that the Emerging Markets Fund's assets are not invested in emerging country equity securities, the remainder of the assets may be invested in (i) debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country; (ii) equity or debt securities of corporate or governmental issuers located in industrialized countries; and (iii) short-term and medium-term debt securities of the type described below under "Additional Investment Information -- Temporary Investments." The Fund's assets may be invested in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, such securities may have speculative characteristics. When deemed appropriate by the Adviser, the Fund may invest up to 10% of its total assets (measured at the time of the investment) in lower quality debt securities. Lower quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default. For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.

    The Emerging Markets Fund may invest indirectly in securities of emerging country issuers through sponsored or unsponsored depositary receipts, including ADRs. The Fund may also invest in non-publicly traded securities, private placements and restricted securities.

    For further information about the foregoing and certain additional investment practices of the Emerging Markets Fund, including the particular risks associated with Russian Securities, see "Additional Investment Information" below.

THE GLOBAL EQUITY FUND

    The Global Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Equity securities for this Fund include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. The Fund may invest in American, global or other types of depositary receipts. The Fund also may invest in equity-linked securities, such as PERCS, ELKS and LYONs. The Adviser expects that, under normal circumstances, at least 20% of the Fund's total assets will be invested in the common stocks of U.S. issuers. The remainder of the Fund will be invested in issuers located throughout the world, including those located in emerging markets. At least 65% of the total assets of the Fund will be invested in equity securities under normal circumstances. Securities in emerging markets may not be as liquid as those in developed markets and pose greater risks. See "The Emerging Markets Fund," above for a discussion of emerging markets. Although the Fund intends to invest primarily in securities listed on stock exchanges, it will also invest in securities traded in over-the-counter markets. The Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities. For temporary defensive purposes, the Fund invests in money market instruments and short-term and medium-term debt securities as described below under "Additional Investment Information -- Temporary Investments."

    The Adviser's approach in selecting investments for the Fund is oriented to individual stock selection, and is value driven. The Adviser initially identifies those stocks which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. The Adviser utilizes the research from a number of sources, including MSCI, in identifying attractive securities, and applies a number of proprietary screening criteria to identify those securities it believes to be undervalued. Fund holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Securities which no longer conform to such value criteria are sold.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE GLOBAL EQUITY ALLOCATION FUND

    The investment objective of the Global Equity Allocation Fund is to provide long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in equity securities of issuers in at least three different countries. The Adviser utilizes a "top-down" approach in selecting investments for the Fund that emphasizes country selection and weighting rather than individual stock selection. This approach reflects the Adviser's philosophy that a diversified selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country is an effective way to maximize the return and minimize the risk associated with global investment.

    The Adviser determines country allocations for the Global Equity Allocation Fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Fund will invest in the United States and other industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index. These countries currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/ Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, the Fund may invest a portion of its assets in emerging country equity securities, which are described in detail in the discussion of the Emerging Markets Fund, above. The Adviser intends to use the same criteria as used for the Emerging Markets Fund in selecting emerging market securities for investment. The Fund currently intends to invest in some or all of the following countries: Argentina, Indonesia, Portugal, South Africa, Brazil, Malaysia, Philippines, Thailand, India, Mexico, South Korea and Turkey.

    By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the Adviser believes to be a fair value for the stock market of each country. Discrepancies between actual value and fair value, as determined by the Adviser, provide an expected return for each stock market. The expected return is adjusted by currency return expectations derived from the Adviser's purchasing-power parity exchange rate model to arrive at an expected total return in U.S. Dollars. The final country allocation decision is then reached by considering the expected total return in light of various country specific considerations such as market size, volatility, liquidity and country risk.

    Within a particular country, investments are made through the purchase of common stocks which, in the aggregate, replicate a broad market index, which in most cases will be the Morgan Stanley Capital International ("MSCI") Index for the particular country. The MSCI Indices measure the performance of stock markets worldwide. The various MSCI Indices are based on the share prices of companies listed on the local stock exchange of the specified country or countries within a specified region. The combined market capitalization of companies in these indices represent approximately 60 percent of the aggregate market value of the covered stock exchanges. Companies included in the MSCI country index replicate the industry composition of the local market and are a representative sampling of large, medium and small companies, subject to liquidity. Non-domiciled companies traded on the local exchange and companies with restricted float due to dominant shareholders or cross-ownership are avoided. The Adviser may overweight or underweight an industry segment of a particular index if it concludes this would be advantageous to the Fund. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Debt securities convertible into common stocks will be investment grade (rated in one of the four highest rating categories by an NRSRO) or, if unrated, will be of comparable quality as determined by the Adviser under the supervision of the Board of Directors. Indexation of the Fund's stock selection reduces stock-specific risk through diversification and minimizes transaction costs, which can be substantial in foreign markets.

    The Global Equity Allocation Fund will normally purchase common stocks listed on a major stock exchange in the subject country. The Global Equity Allocation Fund may invest in non-publicly traded securities, private placements and restricted securities. For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities as described below under "Additional Investment Information -- Temporary Investments."

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE INTERNATIONAL MAGNUM FUND

    The investment objective of the International Magnum Fund is to provide long-term capital appreciation. The production of any current income is incidental to this objective. The Fund seeks to achieve its objective by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country (defined below) weightings determined by the Adviser. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. The equity securities in which the Fund may invest may be denominated in any currency.

    The countries in which the International Magnum Fund will invest are those comprising the MSCI EAFE Index (the "Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country," and collectively the "EAFE countries"). At least 65% of the total assets of the Fund will be invested in equity securities of issuers in at least three different EAFE countries under normal circumstances.

    By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, the Adviser then selects equity securities among issuers of a region.

    The Adviser's approach in selecting among equity securities within a region comprised of EAFE countries is oriented to individual stock selection and is value driven. The Adviser identifies those equity securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, the Adviser utilizes the research of a number of sources, including MSCI. Fund holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's investment criteria. Equity securities which no longer conform to such investment criteria will be sold.

    Although the International Magnum Fund intends to invest primarily in equity securities listed on a stock exchange in an EAFE country, the Fund may invest in equity securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks. The Fund may also invest in private placements or initial public offerings in the form of oversubscriptions. Such investments generally entail short-term liquidity risks.

    The International Magnum Fund may invest up to 10% of its total assets in
(i) investment funds with investment objectives similar to that of the Fund and
(ii) for temporary purposes, money market funds and pooled investment vehicles. If the Fund invests in other investment funds, stockholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and fees of the Investment Adviser), but also will indirectly bear similar expenses of the underlying investment fund.

    Although the International Magnum Fund anticipates being fully invested in equity securities of EAFE countries, the Fund may invest, under normal circumstances for cash management purposes, up to 35% of its total assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. For temporary defensive purposes, the Fund may invest in money market instruments and short and medium-term debt securities described below under "Additional Investment Information -- Temporary Investments."

    For further information about the foregoing and certain additional investment practices of the International Magnum Fund, see "Additional Investment Information" below.

THE JAPANESE EQUITY FUND

    The investment objective of the Japanese Equity Fund is to provide long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of Japanese issuers. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks and depositary receipts.

    Under normal conditions, the Japanese Equity Fund will invest at least 80% of its total assets in securities issued by entities that are organized under the laws of Japan, entities for which the principal securities trading market is in Japan, and entities not organized under the laws of Japan but deriving 50% or more of their revenues or profits from goods produced or sold, investments made, or services performed in Japan or which have at least 50% of their assets situated in Japan. These securities may include debt securities (issued by the Japanese government or by Japanese companies) when the Adviser believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities. In making investment decisions, the Adviser will consider, among other factors, the size of the company, its financial condition, its marketing and technical strengths and its competitiveness in its industry. All debt securities in which the Fund may invest will be rated no lower than BBB by Standard & Poor's Ratings Group ("S&P"), Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Mikuni Inc. ("Mikuni") (a Japanese rating agency) or, if unrated, of comparable quality as determined by the Adviser. Securities rated BBB by S&P, Baa by Moody's or BBB by Mikuni have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than would be the case with higher rated securities. The convertible securities in which the Fund may invest include bonds, notes, debentures, preferred stocks and other securities convertible into common stocks and may be fixed-income or zero coupon debt securities. Prior to their conversion, convertible securities may have characteristics similar to nonconvertible debt securities.

    The Japanese Equity Fund currently intends to focus its investments in Japanese companies that have an active market for their shares and that the Adviser believes show a potential for better than average growth. The Fund anticipates that most equity securities of Japanese companies in which it invests, either directly or indirectly by means of ADRs or convertible debentures, will be listed on securities exchanges in Japan. The Fund may also invest in equity securities of Japanese companies that are traded in an over-the-counter market.

    The Japanese Equity Fund may also invest up to 20% of its total assets in cash or short-term government or other short-term prime obligations or repurchase agreements so that funds may be readily available for general corporate purposes, including the payment of dividends, redemptions and operating expenses, for investment in securities through exercise of rights or otherwise. For temporary defensive purposes, the Fund may invest in money market instruments and medium-term debt securities as described below under "Additional Investment Information -- Temporary Investments" below.

    For further information about the foregoing and certain additional investment practices of the Japanese Equity Fund, see "Additional Investment Information" below.

    Investors should consider the following factors inherent in investment in Japan.

    TRADE ISSUES. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan is in a difficult phase in its relation with its trading partners, particularly the U.S., where the trade imbalance is the greatest. Retaliatory action taken by such trading partners could affect the ability of Japanese companies to export goods to these countries, which could negatively impact the value of securities in the Fund.

    CURRENCY FACTORS. Over a long period of years, the yen has generally appreciated in relation to the dollar. The yen's appreciation would add to the returns of dollars invested through the Fund in Japan. A decline in the value of the yen would have the opposite effect, adversely affecting the value of the Fund in dollar terms.


    THE JAPANESE STOCK MARKET. Like other stock markets, the Japanese stock market can be volatile. A decline in the market may have an adverse effect on the availability of credit and on the value of the substantial stock holdings of Japanese companies in particular, Japanese banks, insurance companies and other financial institutions. A decline in the market may contribute to weakness in Japan's economy. The common stocks of many Japanese companies continue to trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States. In general, however, reported net income in Japan is understated relative to U.S. accounting standards. In addition, Japanese companies have tended historically to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the United States.


THE LATIN AMERICAN FUND

    The investment objective of the Latin American Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities (i) of companies organized in or for which the principal securities trading market is in Latin America, (ii) denominated in a Latin American currency issued by companies to finance operations in Latin America, or
(iii) of companies that alone or on a consolidated basis derive 50% or more of their annual revenues from either goods produced, sales made or services performed in Latin America (collectively, "Latin American issuers") and by investing, from time to time, in debt securities issued or guaranteed by a Latin American government or governmental entity ("Sovereign Debt"). With respect to the Fund, unless otherwise indicated, Latin America consists of Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, the Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela. Income is not an investment objective or a consideration in selecting investments.

    Under normal conditions, substantially all, but not less than 80%, of the Latin American Fund's total assets are invested in equity securities of Latin American issuers and in Sovereign Debt. With respect to the Fund, equity securities include common or preferred stocks (including convertible preferred stock), bonds, notes or debentures convertible into common or preferred stock, stock purchase warrants or rights, equity interests in trusts or partnerships or American, global or other types of depositary receipts. Securities in which the Latin American Fund may invest include those that are neither listed on a stock exchange nor traded over-the-counter. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

    The Latin American Fund focuses its investments in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. The Fund expects, under normal market conditions, to have at least 55% of its total assets invested in listed equity securities of issuers in these four countries. In addition, the Fund actively invests in markets in other Latin American countries such as Colombia, Peru and Venezuela. The Fund is not limited in the extent to which it may invest in any Latin American country and intends to invest opportunistically as markets develop. The portion of the Fund's holdings in any Latin American country will vary from time to time, although the portion of the Fund's assets invested in Chile may tend to vary less than the portions invested in other Latin American countries because, with limited exceptions, capital invested in Chile currently cannot be repatriated for one year.

    The securities markets of Latin American countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many Latin American issuers may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of Latin American securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile and Mexico, are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.

    In addition to their smaller size, lesser liquidity and greater volatility, Latin American securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a low level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Consequently, the prices at which the Fund may acquire investments may be affected by other market participants' anticipation of the Fund's investing, by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Commissions and other transaction costs on most, if not all, Latin American securities exchanges are generally higher than in the United States, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions.

    The governments of some Latin American countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatization in appropriate circumstances. In certain Latin American countries, the ability of foreign entities, such as the Fund, to participate in privatization may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that Latin American governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Fund participates will be successful.

    Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use Sovereign Debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. The Fund may participate in Latin American debt conversion programs. The Adviser will evaluate opportunities to enter into debt conversion transactions as they arise.

    To the extent that the Latin American Fund's assets are not invested in equity securities of Latin American issuers or in Sovereign Debt, the remainder of the assets may be invested in (i) debt securities of Latin American corporate issuers, (ii) equity or debt securities of corporate or governmental issuers located in countries outside Latin America, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments." The Fund's assets may be invested in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated. The Fund may invest up to 20% of its total assets in securities that are determined by the Adviser to be comparable to securities rated below investment grade by S&P or Moody's. Such lower-quality securities are regarded as being predominantly speculative and involve significant risks.

    The Latin American Fund's holdings of lower-quality debt securities will consist predominantly of Sovereign Debt, much of which trades at substantial discounts from face value and which may include Sovereign Debt comparable to securities rated as low as D by S&P or C by Moody's. The Fund may invest in Sovereign Debt to hold and trade in appropriate circumstances, as well as to use to participate in debt for equity conversion programs. The Fund will invest in Sovereign Debt only when the Fund believes such investments offer opportunities for long-term capital appreciation. Investment in Sovereign Debt involves a high degree of risk and such securities are generally considered to be speculative in nature.

    For temporary defensive purposes, the Latin American Fund may invest less than 80% of its total assets in Latin American equity securities and Sovereign Debt, in which case the Fund may invest in other equity or debt securities or may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, may purchase and write (sell) put and call options on securities, foreign currency and on foreign currency futures contracts, and may enter into stock index and interest rate futures contracts and options thereon. There currently are limited options and futures markets for Latin American currencies, securities and indexes, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used depends on the development of those markets. The Fund may also from time to time lend securities (but not in excess of 20% of its total assets) from its portfolio to brokers, dealers and financial institutions.

    The Latin American Fund will not invest more than 25% of its total assets in one industry except and to the extent, and only for such period of time as, the Board of Directors determines in view of the considerations discussed below that it is appropriate and in the best interest of the Fund and its shareholders to invest more than 25% of the Fund's total assets in companies involved in the telecommunications industry. Since the securities markets of Latin American countries are emerging markets characterized by a relatively small number of issues, it is possible that one or more markets may on occasion be dominated by issues of companies engaged in the telecommunications industry. In addition, it is possible that government privatization in certain Latin American countries, which currently represent a primary source of new issues in many Latin American markets and often represent attractive investment opportunities, will occur in that industry. As a result, the Fund has adopted a policy under which it may invest more than 25% of its total assets in securities of issuers in the telecommunications industry. The Fund would only take this action if the Board of Directors determines that the Latin American markets are dominated by securities of issuers in such industry and that, in light of the anticipated return, investment quality, availability and liquidity of the issues in the industry, the Fund's ability to achieve its investment objective would, in light of its investment policies and limitations, be materially adversely affected if the Fund were not able to invest greater than 25% of its total assets in the telecommunications industry. In the event that the Board of Directors permits greater than 25% of the Fund's total assets to be invested in the telecommunications industry, the Fund may be exposed to increased investment risks peculiar to that industry. The Fund will notify its shareholders of any decision by the Board of Directors to permit (or cease) investments of more than 25% of the Fund's total assets in the telecommunications industry. Such notice will, to the extent applicable, include a discussion of any increased investment risks peculiar to such industry to which the Fund may be exposed.


    The Latin American Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Fund's shares and in the yield on the Fund's investments. Although the Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations.


    The Latin American Fund expects that any borrowing, for other than temporary purposes, will be made on a secured basis. The Fund's custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

    The Latin American Fund may also enter into reverse repurchase agreements.

    For further information about the foregoing and certain additional investment practices of the Latin American Fund, see "Additional Investment Information" below.

                       ADDITIONAL INVESTMENT INFORMATION

BORROWING AND OTHER FORMS OF LEVERAGE

    The Global Equity Allocation, Asian Growth, Emerging Markets, International Magnum, and Japanese Equity Funds may borrow up to 10% of their total assets as a temporary measure for extraordinary or emergency purposes. These funds may not purchase additional securities when borrowings exceed 5% of total assets. The Latin American Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Global Equity Fund may borrow money
(i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and, further, that the Fund may not purchase additional securities when borrowings exceed 5% of its total assets.

CONVERTIBLE SECURITIES, WARRANTS AND EQUITY-LINKED SECURITIES

    Each Fund may invest in convertible securities, preferred stock, warrants or other securities exchangeable under certain circumstances for shares of common stock. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.


    The Global Equity Fund may invest in equity-linked securities which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market which is fairly developed and liquid. The market for such securities may be shallow, however, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other Lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.


DEPOSITARY RECEIPTS


    The Asian Growth, Emerging Markets, Global Equity, Japanese Equity and Latin American Funds may invest in depositary receipts, including ADRs, Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.



    Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. The Funds may invest in sponsored and unsponsored depositary receipts. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.


FOREIGN CURRENCY HEDGING TRANSACTIONS

    The Funds may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S. Dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.

    The Emerging Markets, Latin American and International Magnum Funds may also enter into foreign currency futures contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are traded on regulated exchanges. Parties to a futures contract must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. Such Funds may not enter into foreign currency futures contracts if the aggregate amount of initial margin deposits on a Fund's futures positions, including stock index futures contracts and, in the case of the Latin American Fund, interest rate futures contracts (which are discussed below), would exceed 5% of the value of the Fund's total assets. The Funds also will be required to segregate assets to cover their futures contracts obligations.

    At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on an exchange. The Funds will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case a Fund may suffer a loss.

    The Emerging Markets, Latin American and International Magnum Funds may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives such Funds the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

    Each Fund's custodian will place cash or other liquid assets into a segregated account of the Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

FOREIGN INVESTMENT


    Each of the Funds may invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Also, it may be more difficult to obtain a judgment in a court outside the United States. Emerging countries may have less stable political environments than more developed countries.


    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of a Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Each Fund will also incur certain costs in connection with conversions between various currencies.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    In order to remain fully invested and to reduce transaction costs, the Emerging Markets, Global Equity, International Magnum and Latin American Funds may utilize appropriate securities index futures contracts and options on futures contracts, including securities index futures contracts and options on securities index futures contracts and the Latin American Fund may utilize appropriate interest rate futures contracts and options on interest rate futures contracts. Because transaction costs associated with futures and options may be lower than the costs of investing in securities directly, it is expected that the use of index futures and options to facilitate cash flows may reduce each Fund's overall transaction costs. The Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When a Fund is not fully invested and the Adviser anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities. The Funds will engage in futures and options on futures transactions only for hedging purposes.

    The Global Equity and International Magnum Funds will engage only in transactions in securities index futures contracts, interest rate futures contracts and options thereon which are traded on a recognized securities or futures exchange. There currently are limited securities index futures, interest rate futures and options on such futures markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, will depend on the development of such markets.

    The Emerging Markets, Latin American and International Magnum Funds may enter into futures contracts and options thereon provided that not more than 5% of such Funds' total assets at the time of entering the transaction are required as deposits to secure obligations under such contracts. Furthermore, no more than 20% of the Emerging Markets, International Magnum or Latin American Fund's total assets, in the aggregate, may be invested in futures contracts and options on futures contracts. The Global Equity Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under such contracts, in combination with its outstanding obligations with respect to options transactions, would exceed 50% of its total assets.

    Gains and losses on futures and options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are
(i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures and options relating to the stocks purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on the Fund's ability to hedge. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. In the opinion of the Directors, the risk that a Fund will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid secondary market.

INVESTMENT COMPANIES


    A Fund may invest in securities of another open-end or closed-end investment company, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and as may otherwise be permitted by the 1940 Act.


    Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain of the Funds may invest in these as well as other investment companies, subject to applicable provisions of the Investment Company Act of 1940, as amended, (the "1940 Act") and other applicable laws. If a Fund invests in such investment companies, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds.

    Certain of the investment companies referred to in the preceding paragraph are advised by the Adviser. A Fund may, to the extent permitted under the 1940 Act and other applicable law, invest in these investment companies. If the Fund does elect to make an investment in such an investment company, it will only purchase the securities of such investment company in the secondary market.

LOANS OF PORTFOLIO SECURITIES

    Each Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. The Funds will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of a Fund's total assets (exceeding in the aggregate 20% of such value with respect to the Latin American Fund). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.

LOWER RATED AND UNRATED DEBT SECURITIES

    The Emerging Markets and Latin American Funds may invest in lower rated or unrated debt securities, commonly referred to as "junk bonds." In addition, the emerging country debt securities in which such Funds may invest are subject to risk and will not be required to meet a minimum rating standard and may not be rated. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of lower rated and unrated debt securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Fluctuations in the value of a Fund's investments will be reflected in the Fund's net asset value per share. The Adviser considers both credit risk and market risk in making investment decisions for a Fund. Investors should carefully consider the relative risks of investing in lower rated and unrated debt securities and understand that such securities are not generally meant for short-term investing.

    The U.S. corporate lower rated and unrated debt securities market is relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for international and emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. In addition, there may be limited trading markets for debt securities of issuers located in emerging countries. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

    Prices for lower rated and unrated debt securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for lower rated and unrated debt securities, the financial condition of issuers of such securities and the value of outstanding lower rated and unrated debt securities. For example, U.S. federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower rated and unrated debt securities and limiting the deductibility of interest by certain corporate issuers of lower rated and unrated debt securities adversely affected the market in recent years.

    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of lower rated and unrated debt securities.

MONEY MARKET INSTRUMENTS

    Each Fund is permitted to invest in money market instruments for liquidity and temporary defensive purposes, although the Funds intend to stay invested in securities satisfying their primary investment objective to the extent practical. The Funds may make money market investments pending other investment or settlement for liquidity or in adverse market conditions. The money market investments permitted for the Funds include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties and other debt securities, including high-grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES

    Each Fund, except the Japanese Equity Fund, may invest in securities that are neither listed on a stock exchange nor traded over the counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. A Fund may not invest more than 15% of its net assets in illiquid securities nor, with the exception of the Global Equity Fund, more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"), which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

OPTIONS TRANSACTIONS

    Each of the Emerging Markets, Global Equity, Latin American and International Magnum Funds may seek to increase their return or may hedge all or a portion of their portfolio investments through options with respect to securities in which such Funds may invest. A Fund may also purchase put or call options on individual securities or baskets of securities. When a Fund purchases a call option it acquires the right to buy a designated security at a designated price (the "exercise price"), and when the Fund purchases a put option it acquires the right to sell a designated security at the exercise price, in each case on or before a specified date (the "termination date"), usually not more than nine months from the date the option is issued.

    A Fund may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. A Fund may also write (i.e., sell) covered put options. By selling a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain options written by the Fund will be exercisable by the purchaser only on a specific date).

    The Funds will engage in transactions in options only which are traded on a recognized securities or futures exchange. There currently are limited options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such option markets. The Global Equity Fund may also engage in over-the-counter options ("OTC Options") transactions. OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty.

    The Global Equity Fund may invest in options to the extent that their outstanding obligations to purchase securities under such options in combination with their outstanding obligations with respect to futures transactions do not exceed 50% of their total assets, and will maintain assets sufficient to meet their obligations under such contracts in a segregated account with the custodian or will otherwise comply with the SEC's position on asset coverage. As a matter of operating policy, the value of the underlying securities on which options will be written at any one time will not exceed 5% of the total assets of the Funds other than the Global Equity Fund.

    The primary risks associated with the use of options are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of options relating to the securities purchased or sold by the Fund; and (ii) possible lack of a liquid secondary market for an option.

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with investment dealers or financial institutions that meet the credit guidelines of the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered to be illiquid securities.

REVERSE REPURCHASE AGREEMENTS


    The Latin American and Global Equity Funds may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Fund will maintain with the appropriate custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.


RUSSIAN SECURITIES TRANSACTIONS

    The Emerging Markets Fund may invest in equity securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

    In light of the risks described above, the Board of Directors of the Emerging Markets Fund has approved certain procedures concerning the Fund's investments in Russian securities. Among these procedures is a requirement that the Fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Fund. This requirement will likely have the effect of precluding investments in certain Russian companies that the Fund would otherwise make.

SHORT SALES

    The Emerging Markets and Latin American Funds may from time to time sell securities short without limitation, although neither of such Funds intends to sell securities short on a regular basis. A short sale is a transaction in which a Fund sells securities it either owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When a Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, a Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

    A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid assets. In addition, the Fund will place in a segregated account with the appropriate custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. Government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by a Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SWAPS

    Swaps are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    Funds will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date, with the Funds receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets. A Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Company's Board of Directors.

    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique was not used.

TEMPORARY INVESTMENTS

    For temporary defensive purposes, when the Adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash. See "Investment Objectives and Policies" above for further information about each Fund's policies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. Each Fund will maintain with the appropriate Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each of the Funds, other than the Global Equity Fund, not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of a Fund's net assets other than the obligations created by these commitments.


ZERO COUPONS; PAY-IN-KIND; DEFERRED PAYMENT SECURITIES



    The Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." Because the Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.


                             INVESTMENT LIMITATIONS

    Each Fund, except the Emerging Markets, Latin American and International Magnum Funds, is a diversified investment company under the 1940 Act, and is subject to the following limitations as to 75% of its total assets: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, and its agencies and instrumentalities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The Emerging Markets, Latin American and International Magnum Funds are non-diversified investment companies under the 1940 Act, which means that each of such Funds is not limited by the 1940 Act in the proportion of its total assets that may be invested in the obligations of a single issuer. Thus, each of such Funds may invest a greater proportion of its total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk resulting from such concentration of its portfolio securities. Each of such Funds, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

                           MANAGEMENT OF THE COMPANY

    INVESTMENT ADVISER. Morgan Stanley Asset Management Inc. (the "Adviser") is the investment adviser and administrator of the Company and each of the Funds listed below. The Adviser provides investment advice and portfolio management services pursuant to an investment advisory agreement (the "Investment Advisory Agreement") and, subject to the supervision of the Company's Board of Directors, makes each of the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Fund's investments. The Adviser is contractually entitled to receive an advisory fee computed daily and paid quarterly at the following annual rates for each of the following Funds.

Asian Growth Fund....................................................       1.00%
Emerging Markets Fund................................................       1.25%
Global Equity Fund...................................................       1.00%
Global Equity Allocation Fund........................................       1.00%
International Magnum Fund............................................       1.00%
Japanese Equity Fund.................................................       1.00%
Latin American Fund..................................................       1.25%

    The Adviser has agreed to a reduction in the fees payable to it and to reimburse expenses to the applicable Fund, if necessary, if such fees or expenses would cause total annual operating expenses of the Fund to exceed the maximum set forth in "Fund Expenses."

    The Adviser, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 1996, the Adviser together with its affiliated asset management companies managed investments totaling approximately $103.5 billion, including approximately $86.5 billion under active management and $17 billion as Named Fiduciary or Fiduciary Adviser. See "Management of the Company -- Investment Advisory and Administrative Agreements" in the Statement of Additional Information.


    On October 31, 1996, MSGI purchased the parent company of Van Kampen American Capital, Inc., which in turn is the parent company of VKAC Distributors. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $59 billion in assets under management or supervision as of September 30, 1996.


    PORTFOLIO MANAGERS -- The following individuals have primary portfolio management responsibility for the Funds noted below:

    ASIAN GROWTH FUND -- EAN WAH CHIN AND SEAH KIAT SENG. Ean Wah Chin is a Managing Director of the Adviser and Morgan Stanley and is responsible for the Adviser's regional Asia ex-Japan operations based in Singapore. She has shared primary management responsibility for the Fund since it commenced operations. Prior to joining Morgan Stanley in 1986, Ms. Chin spent eight years with the Monetary Authority of Singapore and the Government of Singapore Investment Corporation, where she was a portfolio manager on one of the largest portfolios in Asia. Ms. Chin was an ASEAN scholar educated at the University of Singapore. Seah Kiat Seng joined the Adviser's Singapore office in 1990 as a portfolio manager/analyst specializing in the Southeast Asian markets. He is currently a Vice President, responsible for investments in Thailand. He has shared primary management responsibility for the Fund since it commenced operations. Previously, Kiat Seng worked at Barclays de Zoete Wedd (BZW), where he was a senior investment analyst who helped pioneer BZW's research effort in Singapore. Kiat Seng is a Chartered Financial Analyst and a qualified real estate valuer who has worked for the Singapore Ministry of Finance. He was a Colombo Plan Scholar educated in New Zealand.


    EMERGING MARKETS FUND -- MADHAV DHAR AND MARIANNE L. HAY. Madhav Dhar is a Managing Director of the Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley"). He joined the Adviser in 1984 to focus on global asset allocation and investment strategy and now is a co-head of the Adviser's emerging markets group. Mr. Dhar has been involved in the launching of the Adviser's country funds. He is a portfolio manager of the Emerging Markets Fund of the Company, the Emerging Markets and Active Country Allocation Portfolios of Morgan Stanley Institutional Fund, Inc., and Morgan Stanley Emerging Markets Fund, Inc. (a closed-end investment company listed on the New York Stock Exchange). He holds a B.S. (honors) from St. Stephens College, Delhi University (India), and an M.B.A. from Carnegie - Mellon University. Mr. Dhar has shared primary responsibility for managing the Fund's assets since it commenced operations. Marianne L. Hay, a Managing Director of Morgan Stanley, is a co-head of the Adviser's emerging markets group and joined the Adviser in June 1993 to work with the Adviser's senior management covering all emerging markets asset allocation, product development and client services. Ms. Hay has 17 years of investment experience. Prior to joining the Adviser, she was a director of Martin Currie Investment Management, Ltd. ("Martin Currie") where her responsibilities included geographic asset allocation and portfolio management for global and emerging markets funds, as well as being director in charge of the company's North American clients. Prior to her tenure at Martin Currie, she worked for the Bank of Scotland and the investment management firm of Ivory and Sime plc. She graduated with an honors degree in genetics from Edinburgh University and holds a Diploma in Education and the qualification of the Association of the Institute of Bankers in Scotland. Ms. Hay has shared primary responsibility for managing the Fund since it commenced operations.


    GLOBAL EQUITY FUND - FRANCES CAMPION. Frances Campion joined the Adviser in January 1990 as a Global Equity Fund Manager and is now a Principal of Morgan Stanley. Her responsibilities include day to day management of the Global Equity product. Prior to joining the Adviser, Ms. Campion was a U.S. equity analyst with Lombard Odier Limited where she had responsibility for the management of global portfolios. Ms. Campion has ten years global investment experience. She is a graduate of University College, Dublin.


    GLOBAL EQUITY ALLOCATION FUND -- BARTON M. BIGGS, MADHAV DHAR, FRANCINE J. BOVICH AND ANN D. THIVIERGE. Barton Biggs has been Chairman and a director of the Adviser since 1980 and a Managing Director of Morgan Stanley since 1975. He is also a director of Morgan Stanley Group Inc. and a director and chairman of various registered investment companies to which the Adviser and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University. Information about Madhav Dhar is included under the Emerging Markets Fund above. Francine Bovich joined the Adviser as a Principal in 1993. She is responsible for portfolio management and communication of the Adviser's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. ("Westwood"), a registered investment adviser. Before joining Westwood, she was a Managing Director of Citicorp Investment Management, Inc. (now

Chancellor Capital Management), where she was responsible for the Institutional Investment Management group. Ms. Bovich began her investment career with Banker's Trust Company. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ann Thivierge is a Principal of the Adviser. She is a member of the Adviser's asset allocation committee, primarily representing the Total Fund Management team since its inception in 1991. Prior to joining the Adviser in 1986, she spent two years at Edgewood Management Company, a privately held investment management firm. Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University. Mr. Biggs, Mr. Dhar, Ms. Bovich and Ms. Thivierge have had primary responsibility for managing the Fund since it commenced operations.

    INTERNATIONAL MAGNUM FUND -- FRANCINE J. BOVICH. Information about Francine Bovich is included under the Global Equity Allocation Fund above. Ms. Bovich has had primary responsibility for managing the Fund since it commenced operations.

    JAPANESE EQUITY FUND -- DOMINIC CALDECOTT AND KUNIHIKO SUGIO. Mr. Caldecott is responsible for research and stock selection in the Pacific Basin and has been primarily responsible for managing the Fund's assets since it commenced operations. He has ten years professional experience, primarily in Tokyo, Hong Kong and Seoul. Prior to joining the Adviser and Morgan Stanley, he worked with GT Management Group in Tokyo and Hong Kong, specializing in Pacific Basin investment management. He became a Vice President of the Adviser and Morgan Stanley in 1987, a principal in 1989, and a Managing Director in 1991. He is responsible for a number of Pacific Basin investment programs for clients of Morgan Stanley. Mr. Caldecott is a graduate of New College, Oxford, England. Kunihiko Sugio joined the Adviser in December 1993 as a Vice President and manages dedicated Japanese equity portfolios. He has been primarily responsible for managing the Fund's assets since it commenced operations. Prior to joining Morgan Stanley, he worked with Baring International Investment Management, Tokyo, where he was a Director and fund manager. He graduated from Wakayama Kokuritsu University.

    LATIN AMERICAN FUND -- ROBERT L. MEYER. Robert Meyer joined the Adviser in 1989 and is now a Managing Director of the Adviser and Morgan Stanley. Born in Argentina, Mr. Meyer received a B.A. in Economics and Political Science from Yale University and a J.D. from Harvard Law School. Mr. Meyer is also a Chartered Financial Analyst. He is responsible for all of the Adviser's equity investments in Latin America and has had primary responsibility for managing the Fund since it commenced operations.

    ADMINISTRATOR. The Administrator also provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Funds.

    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.

    ADMINISTRATORS FOR THE LATIN AMERICAN FUND. The Latin American Fund has entered into an administration agreement (the "Chilean Administration Agreement") with Bice Chileconsult Agente de Valores S.A. (the "Chilean Administrator"), a Chilean corporation, pursuant to which the Chilean Administrator acts as the Fund's legal representative in Chile. Under the Chilean Administration Agreement, the Chilean Administrator performs various services for the Fund, including making and obtaining all exchange control filings and approvals required for the Fund to effect investment and other transactions in Chile and to remit moneys and other assets outside of Chile, obtaining from the relevant authorities in Chile all confirmations or consents relating to the tax status of the Fund and all tax rebates and other payments which may be due to the Fund, and performing all other administrative duties in Chile required by Chilean law or Chilean authorities through instructions or regulations to be performed. For its services, the Chilean Administrator is paid an annual fee by the Fund equal to the greater of 0.125% of the Fund's average weekly net assets invested in Chile or $20,000, paid monthly. Unless terminated by the Company's Board of Directors upon 60 days' prior written notice, or by the Chilean Administrator upon 90 days' prior written notice, the Chilean Administration Agreement will continue automatically from year to year.

    The Latin American Fund is required under Brazilian law to have a local administrator in Brazil. Unibanco-Uniao (the "Brazilian Administrator"), a Brazilian corporation, acts as the Fund's Brazilian administrator pursuant to an agreement with the Fund (the "Brazilian Administration Agreement"). Under the Brazilian Administration Agreement, the Brazilian Administrator performs various services for the Fund, including effecting the registration of the Fund's foreign capital with the Central Bank of Brazil, effecting all foreign exchange transactions related to the Fund's investments in Brazil and obtaining all approvals required for the Fund to make remittances of income and capital gains and for the repatriation of the Company's investments pursuant to Brazilian law. For its services, the Brazilian Administrator is paid an annual fee equal to 0.115% of the Fund's average weekly net assets invested in Brazil, paid monthly. The principal office of the Brazilian Administrator is located at Avenida Eusebio Matoso, 891, Sao Paulo, S.P., Brazil. The Brazilian Administration Agreement is terminable upon six months' notice by either party. The Brazilian Administrator may be replaced only by an entity authorized to act as a joint manager of a managed portfolio of bonds and securities under Brazilian law.

    The Latin American Fund is required under Colombian law to have a local administrator in Colombia. CitiTrust S.A. (the "Colombian Administrator"), a Colombian Trust Company, acts as the Fund's Colombian administrator pursuant to an agreement with the Fund (the "Colombian Agreement"). Under the Colombian Agreement, the Colombian Administrator performs various services for the Fund, including effecting the registration of the Fund's foreign capital with the Central Bank of Colombia, effecting all foreign exchange transactions related to the Fund's investments in Colombia and obtaining all approvals required for the Fund to make remittances of income and capital gains and for the repatriation of the Fund's investments pursuant to

Colombian law. For its services, the Colombian Administrator is paid an annual fee of $1,000 plus .20% per transaction. The principal office of the Colombian Administrator is located at Sociedad Fiduciaria International S.A., 8-89, Piso 2, Santa Fe de Bogota, Colombia. The Colombian Agreement is terminable upon 30 days' notice by either party. The Colombian Administrator may be replaced only by an entity authorized to act as a joint manager of a managed portfolio of bonds and securities under Colombian law.

    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Company's Adviser, Administrator and Distributor. The Officers of the Company conduct and supervise its daily business operations.

    DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. ("VKAC Distributors," or the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, VKAC Distributors sells shares of the Company upon the terms and at the current offering price described in this Prospectus. VKAC Distributors is not obligated to sell any specific number of shares of the Company.

    The Company currently offers Class A shares, Class B shares and Class C shares of the Funds other than the money market funds. The Funds that are money market funds offer only a single class of shares. The Company may in the future offer one or more classes of shares for the Funds that may have CDSCs or initial sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.


    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each Plan, the Distributor is entitled to receive from each Fund a distribution fee, which is accrued daily and paid quarterly, at a maximum rate of 0.75% of the Class B shares and Class C shares of the Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. With respect to Class B shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution services (each, a "Participating Dealer"). With respect to the Class C shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares authorizes the payment of service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of the Funds as compensation the Distributor for shareholder services. In addition to such payments, the Adviser may use its advisory fees or other resources to pay expenses associated with activities which might be construed to be financing the sale of the Fund's shares, including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services).


    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses Morgan Stanley may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee. If actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee.

    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of the Funds. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.

    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by CGFSC. The Adviser may elect to enter into a contract to pay the financial institutions for such services.

    EXPENSES. The Fund is responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

GENERAL


    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."



    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.


    Shares of the Company may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("ACCESS"). When purchasing shares of the Company, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

    Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern Time) each day the NYSE is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class by the total number of shares of the class outstanding.

    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the NYSE are priced based on the net asset value calculated after the next day's close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the Participating Dealer and processed at the offering price next calculated after acceptance by ACCESS.

    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan to which its distribution fee or service fee is paid and
(iii) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and incremental transfer agency expenses associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.


    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such investor to purchase Class A shares.



    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.



    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contingent deferred sales charge schedule.



    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."


    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth herein.

SALES CHARGE TABLE

                                                                                                  REALLOWED TO DEALERS
                                                               AS % OF      AS % OF NET AMOUNT      (AS % OF OFFERING
SIZE OF INVESTMENT                                         OFFERING PRICE        INVESTED                PRICE)
---------------------------------------------------------  ---------------  -------------------  -----------------------
Less than $50,000........................................          5.75               6.10                   5.00
$50,000 but less than $100,000...........................          4.75               4.99                   4.00
$100,000 but less than $250,000..........................          3.75               3.90                   3.00
$250,000 but less than $500,000..........................          2.75               2.83                   2.25
$500,000 but less than $1,000,000........................          2.00               2.04                   1.75
$1,000,000 or more*......................................         *                  *                      *

------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00 % on sales to $2 million, plus 0.80% on the next million, plus 0.50% on the excess over $3 million. See "Purchase of Shares -- Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.


    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933, as amended. The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate.


    The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.

    A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

    As used herein, "Participating Funds" refers to all Funds of Morgan Stanley Fund, Inc., except for the Money Market Funds.


    VOLUME DISCOUNTS. The size of investment shown in the preceding tables applies to the total dollar amount being invested by any person in shares of a Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding tables may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.



    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding tables also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.


OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.

    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in a Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by a Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.

    NAV PURCHASE OPTIONS. Class A shares of a Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

        (1) Current or retired Trustees/Directors of funds advised by an Adviser and such persons' families and their beneficial accounts.

        (2) Current or retired directors, officers and employees of MSGI or VK/AC Holding, Inc. and any of their subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

        (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.


        (4) Registered investments advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in a Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.



        (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs. The Distributor may pay commissions of up to 1.00% for such purchases.


        (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

        (7) Investors purchasing shares of a Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

        (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employee, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



        (9) GROUP PURCHASES. Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.



    The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.


    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (9) above.

    The Company may terminate, or amend the terms of, offering shares of the Fund at net asset value to the foregoing groups at any time.

RETIREMENT PLANS

    Van Kampen American Capital Trust Company ("VK Trust") provides retirement plan services and documents and can establish investor accounts in IRAs trusteed by Chase. This includes Simplified Employee Pension ("SEP") Plan, IRA accounts and prototype documents. Brochures describing such plans and materials for establishing them are available from VK Trust upon request. The brochures for plans trusteed by Chase describe the current fees payable to Chase for its services as trustee. Investors should consult with their own tax advisers before establishing a retirement plan.

PURCHASE OF CLASS B SHARES

    Class B shares of the Funds may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.

    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                                                               SALES CHARGE AS
                                                                              PERCENTAGE OF THE
YEAR SINCE PURCHASE                                                             DOLLAR AMOUNT
PAYMENT WAS MADE                                                              SUBJECT TO CHARGE
----------------------------------------------------------------------------  -----------------
First.......................................................................           5.00%
Second......................................................................           4.00%
Third.......................................................................           3.00%
Fourth......................................................................           2.50%
Fifth.......................................................................           1.50%
Thereafter..................................................................            None*

------------------

* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Plan, as described under "Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Funds. The combination of the CDSC and the distribution/service fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.


    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

    Class B shares may also be purchased through an Automatic Investment Plan as described below.

PURCHASE OF CLASS C SHARES

    Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at the rate of 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.


    WAIVER OF CDSC. The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) to the extent that the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; or (iv) effected pursuant to the right of the Company to liquidate a shareholder's account as described herein under "Redemption of Shares". The waiver with respect to (i) above is only applicable in cases where the shareholder account is registered (a) in the name of an individual person, (b) as a joint tenancy with rights of survivorship, (c) as community property or (d) in the name of a minor child under the Uniform Gifts or Uniform Transfers to Minors Act. A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact the Transfer Agent at 1-800-282-4404.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    No initial sales charge or CDSC will be payable on the shares of the Funds or class thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Funds.

REINSTATEMENT PRIVILEGE OF EACH CLASS

    A shareholder who has redeemed Class A shares of the Funds may reinvest up to the full amount received at net asset value at the time of the reinvestment in Class A shares of the Funds without payment of a sales charge. A shareholder who has redeemed Class B shares of a Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares at net asset value with no initial sales charge. A shareholder who has redeemed Class C shares of the Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class C shares at net asset value and not be subject to a CDSC. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinstatement is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinstatement may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings. See the Statement of Additional Information for further discussion of waiver provisions.

                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.

    INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Company and a wholly-owned subsidiary of Van Kampen American Capital, Inc. performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to the Morgan Stanley Fund c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."


    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.


    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on a class of shares of the Company invested into shares of the same class of any other Fund so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.


    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.


    RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.



    EXCHANGE PRIVILEGE. Shares of the Company may be exchanged with shares of the same class of another Participating Fund, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER PARTICIPATING FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.


    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

    Class A shares of Funds that generally impose an initial sales charge are not subject to any sales charge upon exchange into the Funds.

    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The contingent deferred sales charge schedule and conversion schedule applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the Fund from which such share originally was purchased. The holding period of a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the date such exchanged share originally was purchased.


    Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.



    A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 282-4404 ((800) 772-8889 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital, Inc. and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither the Distributor nor the Company will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions have the additional option of establishing a monthly withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.



    The CDSC on Class B and Class C shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum of 1% per month, 3% per quarter, 6% semiannually or 12% annually, of a shareholder's investment in, and any dividends or distributions on, Class B shares of the Funds at the time the Systematic Withdrawal Plan commences. Under this CDSC waiver policy, amounts withdrawn each month will be paid by redeeming first Class B shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If no

Class B shares not subject to the CDSC are available, or not enough such shares are available, Class B shares having a CDSC will be redeemed next, beginning with such shares held for the longest period of time (having the lowest CDSC payable upon redemption) and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Under this policy, the least amount of CDSC will be waived by withdrawals under the Systematic Withdrawal Plan.

    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to ACCESS or by calling 1-800-282-4404. A shareholder's bank may charge a fee for this transfer.

                              REDEMPTION OF SHARES

    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than, any applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to the Fund c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through Participating Dealer or by calling the Company. See "Purchase of Shares" for a discussion of applicable CDSC levels.

    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within seven business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

    DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received, less any applicable CDSC, by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed will ordinarily be made by check mailed within three business days to the dealer.


    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 287-4404 or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. The Distributor and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither the Distributor nor the Company will be liable for following instructions which it reasonably believes to be genuine. The Distributor and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

    REDEMPTION UPON DISABILITY. The Company will waive the contingent deferred sales charge on redemptions following the disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.

    In cases of disability, the contingent deferred sales charges on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

    GENERAL REDEMPTION INFORMATION. The Company may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Directors. At least 60 days' advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.


    As described herein under "Purchase of Shares," redemptions of Class B shares or Class C shares are subject to a contingent deferred sales charge. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more and for certain qualified 401(k) retirement plans. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.



    IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen American Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.


    FOR SHARES HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.

TRANSFER OF REGISTRATION

    You may transfer the registration of any of your Company shares to another person by writing to the Fund c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.

                              VALUATION OF SHARES

    Net asset value is calculated separately for each class of a Fund. The net asset value per share of each class of shares of a Fund is determined by dividing the total fair market value of the investments and other assets attributable to such classes of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such classes of shares. Net asset value per share of a Fund is determined as of the regular close of the NYSE (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the closing price, or if that is unavailable, the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument.

    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

    Although the legal rights of Class A, Class B and Class C shares will be identical, the different expenses borne by each class will result in different net asset values and dividends. Dividends will differ by approximately the amount of the distribution expenses that have accrued for each class. The respective net asset values of Class B shares and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution fee charged to Class B and Class C shares.

                             PORTFOLIO TRANSACTIONS

    The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the Funds to their clients or who act as agents in the purchase of shares of the Funds for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley"), an affiliate of the Adviser, or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.


    Although the objective of each Fund is not to invest for short-term trading, a Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objectives. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. Each Fund, other than the Latin American Fund, anticipates that its annual portfolio turnover rate will not exceed 100% under normal circumstances but market conditions could result in portfolio activity at a greater or lesser rate than anticipated. High portfolio turnover involves correspondingly greater transaction costs which will be borne directly by a Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the particular Fund.


                            PERFORMANCE INFORMATION

    The Company may from time to time advertise total return of the Funds. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Funds' shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.

    The respective performance figures for Class B shares and Class C shares of a Fund will generally be lower than those for Class A shares because of the larger distribution fee charged to Class B shares and Class C shares.

PERFORMANCE OF INVESTMENT ADVISER

    The Adviser manages a portfolio of Morgan Stanley Institutional Fund, Inc. ("MSIF") which served as the model for the Global Equity Fund. The portfolio of MSIF (the "MSIF Portfolio") has substantially the same investment objective and policies as the Global Equity Fund. In addition, the Adviser intends the Global Equity Fund and the corresponding MSIF Portfolio to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics. Past investment performance of the MSIF Portfolio, as shown in the table below, may be relevant to your consideration of investment in the Global Equity Fund. The investment performance of the MSIF Portfolio is not necessarily indicative of future performance of the Global Equity Fund. Also, the operating expenses of the Global Equity Fund will be different from, and may be higher than, the operating expenses of the MSIF Portfolio. The investment performance of the MSIF Portfolio is provided merely to indicate the experience of the Adviser in managing similar investment portfolios.


    The data set forth below under the heading "Return With Sales Charge" is adjusted, (i) with respect to the Class A shares, to take into account a 5.75% sales charge applicable to purchases of Class A shares of the Global Equity Fund; (ii) with respect to Class B shares, to take into account the applicable CDSC that is imposed if Class B shares of the Global Equity Fund are redeemed within the year of their purchase indicated; and (iii) with respect to the Class C shares, to take into account a 1.00% CDSC that is imposed if Class C shares of the Global Equity Fund are redeemed within one year of their purchase. The data set forth below under the heading "Return Without Sales Charge" is not adjusted to take into account such sales charges.



       TOTAL RETURN FOR THE MSIF GLOBAL EQUITY PORTFOLIO'S CLASS A SHARES
              (A SEPARATE MUTUAL FUND FROM THE GLOBAL EQUITY FUND)
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1996
       (ADJUSTED TO REFLECT STATED SALES LOADS OF THE GLOBAL EQUITY FUND)


RETURN WITH SALES CHARGE                                                                 1 YEAR    SINCE INCEPTION(1)
-------------------------------------------------------------------------------------  ----------  -------------------
Class A (of 5.75%)...................................................................       8.44%          12.34%
Class B (of 5.00%)...................................................................       9.19%          13.09%
Class C (of 1.00%)...................................................................      13.19%          18.09%


RETURN WITHOUT SALES CHARGE
-------------------------------------------------------------------------------------
Class A..............................................................................      14.19%          18.09%
Class B..............................................................................      14.19%          18.09%
Class C..............................................................................      14.19%          18.09%


------------------

(1) Commenced Operations on July 15, 1992.

    The past performance of the MSIF Global Equity Portfolio is no guarantee of the future performance of the Global Equity Fund.

                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any initial sales charge of the Funds, except that, upon written notice to the Company or by checking off the appropriate box in the Distribution Option Section on the New Account Application, a shareholder may elect to receive dividends and/or distributions in cash. Shares received through reinvestment of dividends and/or distributions will not be subject to any CDSC upon their redemption.

    Each Fund expects to distribute substantially all of its net investment income in the form of annual dividends. Net realized gains, if any, will be distributed annually. Confirmations of the purchase of shares of a Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.

    Any undistributed net investment income and undistributed realized gains increase a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.

    Because of the higher distribution fee, higher shareholder servicing fee, and any other expenses that may be attributable to the Class B shares and Class C shares of the Funds, the net income attributable to and the dividends payable on Class B shares and Class C shares of the Funds will be lower than the net income attributable to and the dividends payable on Class A shares of the Funds. As a result, the net asset value per share of the classes of the Funds will differ at times. Expenses of the Company allocated to a particular class of shares of the Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

TAX STATUS OF THE FUNDS

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. See also the tax sections in the Statement of Additional Information.

    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

    Each of the Funds is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to each Fund separately, rather than to the Company as a whole. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

    Each Fund intends to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss less any available capital loss carryforward) which is distributed to its shareholders.

TAX STATUS OF DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain), to its shareholders. Dividends paid by a Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by a Fund attributable to dividends received from shares of domestic corporations will qualify for the dividends-received deduction for corporations.

    Distributions of net capital gains are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Capital gains distributions are not eligible for the corporate dividends-received deduction. The Funds will make annual reports to shareholders of the federal income tax status of all distributions.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to avoid liability for federal excise tax.

    Dividends and other Distributions declared in October, November and December by a Fund payable as of a record date in such month and paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31 of the year declared.

    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the Shareholder's adjusted basis in the redeemed, exchanged or sold shares. If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Shareholders may also be subject to state and local taxes on distributions from the Funds.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Company was organized as a Maryland corporation on August 14, 1992. The Amended Articles of Incorporation currently permit the Company to issue 27.375 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.

    The shares of the Funds, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As of December 11, 1996, Charles Schwab & Co., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104, was presumed to "control" the Emerging Markets Fund and Morgan Stanley Group Inc., 1221 Avenue of the Americas, New York, NY 10020, was presumed to "control" the International Magnum Fund based solely on its ownership of 25% or more of the outstanding voting shares of such Funds.


REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.

    In addition, the Company or the Transfer Agent, will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or the Transfer Agent will send the shareholder a confirmation statement showing the same information.

CUSTODIAN


    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser and the Distributor. For more information on the custodians, see "General Information--Custody Arrangements" in the Statement of Additional Information.


DIVIDEND DISBURSING AND TRANSFER AGENT

    ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Company and audits its annual financial statements.

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP -- CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

MORGAN STANLEY FUND, INC.
          GLOBAL EQUITY, GLOBAL EQUITY ALLOCATION, ASIAN GROWTH, EMERGING
MARKETS,
            LATIN AMERICAN, INTERNATIONAL MAGNUM AND JAPANESE EQUITY FUNDS
            P.O. BOX 418256, KANSAS CITY, MISSOURI 64141 (800-282-4404)      NEW
ACCOUNT APPLICATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
    / /  Individual    / /  Joint Tenants    / /  Trust    / /  Gift/Transfer to
Minor                       / /  Other____________________

NOTE: Joint tenant registration will be as "joint tenants with right of survivorship" and not as "tenants in common" unless specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and date of trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For an Individual Retirement Account ("IRA") a different application is required. Please call ACCESS Investor Services, Inc. ("ACCESS") at 800-282-4404 or your investment dealer to obtain the IRA application.

---------------------------------------------    --------------------------------------------------------------------------
Name(s) (PLEASE PRINT)                           Social Security Number(s) or Taxpayer Identification Number(s) ("TIN(s)")
---------------------------------------------    --------------------------------------------------------------------------
Name                                             Telephone Number
---------------------------------------------
Address
---------------------------------------------
City/State/Zip

--------------------------------------------------------------------------------
CONSOLIDATED MAILINGS: If you or your family members own multiple accounts in the Morgan Stanley Fund, Inc., you can prevent duplicate mailings to your address by completing this section.

ACCOUNT NUMBER(S)                                                 NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FUND SELECTION
--------------------------------------------------------------------------------

The minimum initial and subsequent investment is $500 and $25, respectively. Attach a check payable to MORGAN STANLEY FUND, INC. -- Investment Fund name.


Morgan Stanley Asian
 Growth Fund                                   Class A (453)   $           Class B (553)   $           Class C (653)   $
                                                               ----------                  ----------                  ----------
Morgan Stanley Emerging
 Markets Fund                                  Class A (605)   $           Class B (630)   $           Class C (655)   $
                                                               ----------                  ----------                  ----------
Morgan Stanley Global
 Equity Fund                                   Class A (465)   $           Class B (565)   $           Class C (665)   $
                                                               ----------                  ----------                  ----------
Morgan Stanley Global Equity Allocation Fund   Class A (474)   $           Class B (574)   $           Class C (674)   $
                                                               ----------                  ----------                  ----------
Morgan Stanley International Magnum Fund       Class A (612)   $           Class B (636)   $           Class C (662)   $
                                                               ----------                  ----------                  ----------
Morgan Stanley Latin American
 Fund                                          Class A (457)   $           Class B (557)   $           Class C (657)   $
                                                               ----------                  ----------                  ----------
                                                                           Total Initial Investment:                           $
                                                                           ----------------------



NOTE: IF INVESTING BY WIRE, YOU MUST OBTAIN A A.  By Mail: Enclosed is a check in the amount of $
BANK WIRE CONTROL NUMBER. TO DO SO, PLEASE   ----------------------- payable to Morgan Stanley Fund, Inc.
CALL 800-282-4404.                           B.  By Wire: A bank wire in the amount of $
                                             ----------------------- has been sent to Morgan Stanley Fund,
                                             Inc.from -------------------------------------------
                                             -------------------------------------------
                                                 Control Number Name of Bank                              Wire

CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares of the same class unless appropriate boxes below are checked:

All Dividends are to be                         / /  reinvested   / /  paid in cash
All Capital Gains are to be                     / /  reinvested   / /  paid in cash

--------------------------------------------------------------------------------
                               ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------

TELEPHONE EXCHANGE AND REDEMPTION                                 AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO PRE-DESIGNATED
You will automatically have telephone exchange and redemption     ACCOUNT.
privileges for yourself and your investment dealer and appoint    I/We hereby authorize ACCESS to act upon instructions received
ACCESS to act as your agent to act upon instructions received     by telephone to withdraw $1,000 or more from my/our account in
by telephone in order to effect such privileges unless you        Morgan Stanley Fund, Inc. and wire the amount withdrawn to the
mark one or more of the boxes below:                              following commercial bank account.
                No, I/we do not want:                             Title on Bank Account
                                                                  ----------------------------------------------------

                    / /  telephone exchange privileges            Name of Bank
                    / /  telephone redemption privileges          -----------------------------------------------------------
                                                                  Bank A.B.A. Number -----------------    Account Number
                                                                  -----------------
      for myself/ourselves or my/our investment dealer.
                                                                  City/State/Zip
                                                                  ------------------------------------------------------------
I/We further acknowledge that it is my/our responsibility to read the Prospectus of any Fund into which I/we exchange.
Morgan Stanley Fund, Inc. will mail redemption proceeds to the
name and address in which my/our fund account is registered                         ATTACH A VOIDED CHECK HERE
unless I check the following box and complete the information at right.  / /
A corporation or partnership must also submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names and titles of officers authorized to act on its behalf.
The Company and the Company's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopying written instructions of transaction requests. Neither the Company nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for following instructions received by telephone that it reasonably believes to be genuine.

--------------------------------------------------------------------------------
                       RIGHTS OF ACCUMULATION (OPTIONAL)
--------------------------------------------------------------------------------

Fund shareholders together with members of their families, may be entitled to reduced sales charges with respect to their purchases of Class A shares of Funds of Morgan Stanley Fund, Inc. ("Funds") sold with an initial sales load. You may also receive a reduced sales charge by completing the Letter of Intent as set forth below as provided in the Prospectus of the Morgan Stanley Fund, Inc. (the "Prospectus"). See the Prospectus for details.

To qualify, you must complete this section, listing all of your accounts including those in your spouse's name, joint accounts and accounts held for your minor children. If you need more space, please attach a separate sheet.

I/We qualify for the Rights of Accumulation initial sales charge discount described in the Prospectus and Statement of Additional Information of Morgan Stanley Fund, Inc.
/ / I/We own Class A shares of more than one Fund of Morgan Stanley Fund, Inc. / / The registration of some of my/our Class A shares differs from that shown on this application. Listed below are the account number(s) and full registration(s) in each case.

LIST OF OTHER ACCOUNTS

ACCOUNT NUMBER(S)                                   NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------------   --------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          LETTER OF INTENT (OPTIONAL)
--------------------------------------------------------------------------------

I/we agree to the Letter of Intent Conditions on the last page of this application.
I/we intend to invest, within a 13-month period beginning on the date hereof (initial purchase date) in Class A shares of the Fund purchased hereunder and the other Fund, an aggregate amount which, together with the value of Class A shares of any of the Funds then owned by me/us, will equal or exceed the amount indicated below:

   / /  $50,000   / /  $100,000  / /  $250,000  / /  $500,000  / /  $1,000,000
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)   / /  Yes   / /  No     Not Available for
IRAs
--------------------------------------------------------------------------------

Available to shareholders with account balances of $5,000 or more.
I/We hereby authorize ACCESS to redeem the necessary number of shares from my/our Morgan Stanley Fund, Inc. Account on the designated dates in order to make the following periodic payments:

     / /  Monthly     / /  Quarterly     / /  Semiannually     / /  Annually

(This request for participation in the Systematic Withdrawal Plan must be received by the 18th day of the month in which you wish withdrawals to begin. Redemptions of shares to make the payments elected above will occur on the 25th day of the month prior to payment, or if such day is not a business day, then the next preceding business day.)

Withdrawal ($25 minimum) from:

                                                                                                          Amount of
Fund Name                                                                                                 Each Check         Or

---------------------------------------------------   Class  :   ----------   Code  :    ----------   $ ----------------

---------------------------------------------------   Class  :   ----------   Code  :    ----------   $ ----------------

---------------------------------------------------   Class  :   ----------   Code  :    ----------   $ ----------------

                                                                 Recipient
Please make check payable to:                                    ---------------------------------------------------------
 (to be completed only if redemption proceeds to be              Street Address ---------------------------------------------------
 paid to other than account holder of record or                  City, State, Zip Code
 mailed to address other than address of record)
                                                                 ---------------------------------------------

*With the systematic withdrawal plan, a maximum of 12% per year may be withdrawn from Class B accounts without being subject to a CDSC.

Fund Name                                                 %*
---------------------------------------------------   --------%
---------------------------------------------------   --------%
---------------------------------------------------   --------%
Please make check payable to:
 (to be completed only if redemption proceeds to be
 paid to other than account holder of record or
 mailed to address other than address of record)
*With the systematic withdrawal plan, a maximum of 1
 subject to a CDSC.

--------------------------------------------------------------------------------
                      AUTOMATIC INVESTMENT PLAN (OPTIONAL)
--------------------------------------------------------------------------------


I/We hereby authorize ACCESS to debit my/our personal checking account on the designated dates in order to purchase shares in the Funds indicated below at the applicable public offering price determined on that day. (Not available on the 31st, 1st, or 2nd day of month)


Start ----------------------------------------------
                 (month, day, year)

Start ----------------------------------------------

                 (month, day, year)


Amount of each debit (minimum $25) to be invested as follows:

Fund Name

----------------------------------------  Class  :   ----------   Code  :    ----------   $ -------------------------------
----------------------------------------  Class  :   ----------   Code  :    ----------   $ -------------------------------
----------------------------------------  Class  :   ----------   Code  :    ----------   $ -------------------------------

NOTE: A completed Bank Authorization Form (see below) and a voided personal check must accompany this Automatic Investment Plan application.

 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN--BANK AUTHORIZATION
--------------------------------------------------------------------------------

-----------------------------------------   -----------------------------------------   -----------------------------------------
Bank Name                                   Bank Address                                Bank Account Number

I/We authorize you, the above named bank, to debit my/our account for amounts drawn by ACCESS Investor Services, Inc., acting as my/our agent for the purchase of Shares of Morgan Stanley Fund, Inc. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

---------------------------------------------------------------   ---------------------------------------------------------------
Account Holder's Name                                             Joint Account Holder's Name

X -----------------------------------------      -------------    X -----------------------------------------      -------------
                       Signature                       Date       Signature                       Date

--------------------------------------------------------------------------------
                           AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------

BY SIGNING THIS APPLICATION, I/WE HEREBY CERTIFY UNDER PENALTIES OF PERJURY THAT THE INFORMATION ON THIS APPLICATION IS COMPLETE AND CORRECT AND THAT AS REQUIRED BY FEDERAL LAW (PLEASE CHECK APPLICABLE BOXES BELOW):

/ /  U.S. CITIZEN(S)/TAXPAYER(S):

/ / I/WE CERTIFY THAT (1) THE NUMBER(S) SHOWN ABOVE ON THIS FORM IS/ARE THE CORRECT SSN(S) OR TIN(S) AND (2) I/WE ARE NOT SUBJECT TO ANY BACKUP WITHHOLDING EITHER BECAUSE (A) I/WE ARE EXEMPT FROM BACKUP WITHHOLDING, OR (B) I/WE HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I/WE ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME/US THAT I AM/WE ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.

/ / IF NO TIN(S) OR SSN(S) HAS/HAVE BEEN PROVIDED ABOVE, I/WE HAVE APPLIED, OR INTEND TO APPLY, TO THE IRS OR THE SOCIAL SECURITY ADMINISTRATION FOR A TIN OR A SSN, AND I/WE UNDERSTAND THAT IF I/WE DO NOT PROVIDE EITHER NUMBER TO ACCESS WITHIN 60 DAYS OF THE DATE OF THIS APPLICATION OR IF I/WE FAIL TO FURNISH MY/OUR CORRECT SSN OR TIN, I/WE MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP WITHHOLDING ON DISTRIBUTIONS AND REDEMPTION PROCEEDS. (PLEASE PROVIDE EITHER NUMBER ON IRS FORM W-9). YOU MAY REQUEST SUCH FORM BY CALLING ACCESS AT 800-282-4404.

/ /  NON-U.S. CITIZEN(S)/TAXPAYER(S):

INDICATED COUNTRY OF RESIDENCE FOR TAX PURPOSES:
------------

UNDER PENALTIES OF PERJURY, I/WE CERTIFY THAT I/WE ARE NOT U.S. CITIZENS OR RESIDENTS AND I/WE ARE EXEMPT FOREIGN PERSONS AS DEFINED BY THE INTERNAL REVENUE SERVICE.

I/We represent that I am/we are of legal age and capacity to purchase shares of the Morgan Stanley Fund, Inc. I/We understand that unless otherwise indicated in this application, my/our investment dealer and I/we will automatically receive telephone exchange and redemption privileges and that Morgan Stanley Fund, Inc. and CGFSC and their directors, officers and employees will not be liable for any loss, liability, cost or expense incurred for acting upon instructions believed to be authentic and in accordance with the procedures set forth in the Prospectus. I/We have received, read and carefully reviewed a copy of the Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Company nor the Distributor is a bank and that Company shares are not backed or guaranteed by any bank or insured by the FDIC.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

X ---------------------------------------------------------------------------------  Date ---------------------
 Owner Signature
X ---------------------------------------------------------------------------------  Date ---------------------
 Owner Signature

Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.)

NOTE: THE FOLLOWING SECTION SHOULD BE COMPLETED ONLY IF YOU ARE INVESTING IN THE
      MORGAN STANLEY FUND, INC. THROUGH A PARTICIPATING DEALER (AN INVESTMENT DEALER).

FOR USE BY AUTHORIZED AGENT (PARTICIPATING DEALER) ONLY

We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Morgan Stanley & Co. Incorporated and with the Prospectus and Statement of Additional Information of the Company. We agree to notify CGFSC of any purchases made under the Letter of Intent or Rights of Accumulation.

-------------------------------------------------------   -------------------------------------------------------
Investment Dealer's Name                                  Representative's Name

-------------------------------------------------------   -------------------------------------------------------
Branch Number                                             Representative's Telephone Number

-------------------------------------------------------
Branch Address

-------------------------------------------------------
City/State/Zip Code

-------------------------------------------------------   -------------------------------------------------------
Branch Telephone Number                                   Investment Dealer's Authorized Signature

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                           --------------------------

                               TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
Fund Expenses.........................................................    2

Prospectus Summary....................................................   11

Investment Objective and Policies.....................................   15

Additional Investment Information.....................................   26

Investment Limitations................................................   36

Management of the Company.............................................   37

Purchase of Shares....................................................   42

Shareholder Services..................................................   51

Redemption of Shares..................................................   54

Valuation of Shares...................................................   57

Portfolio Transactions................................................   58

Performance Information...............................................   58

Dividends and Distributions...........................................   60

Taxes.................................................................   60

General Information...................................................   61


                                 MORGAN STANLEY
                               ASIAN GROWTH FUND
                                 MORGAN STANLEY
                             EMERGING MARKETS FUND
                                 MORGAN STANLEY
                               GLOBAL EQUITY FUND
                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND
                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND
                                 MORGAN STANLEY
                              JAPANESE EQUITY FUND
                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

                               PORTFOLIOS OF THE
                                 MORGAN STANLEY
                                   FUND, INC.

                                  COMMON STOCK
                               ($.001 PAR VALUE)

                                ---------------
                                   PROSPECTUS
                                ---------------

                               INVESTMENT ADVISER

                                 MORGAN STANLEY
                             ASSET MANAGEMENT INC.

                                  DISTRIBUTOR

                              VAN KAMPEN AMERICAN

                           CAPITAL DISTRIBUTORS, INC.

------------------------------------
------------------------------------
------------------------------------
------------------------------------

--------------------------------------------------------------------------------
                              P R O S P E C T U S
 -----------------------------------------------------------------------------
                        MORGAN STANLEY MONEY MARKET FUND
                   MORGAN STANLEY TAX-FREE MONEY MARKET FUND
            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                               PORTFOLIOS OF THE
                           MORGAN STANLEY FUND, INC.
                  P.O. BOX 418256, KANSAS CITY, MISSOURT 64141
                      FOR INFORMATION CALL 1-800-282-4404
                               ------------------

    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-two diversified and non-diversified investment portfolios. This prospectus (the "Prospectus") describes the shares of the Morgan Stanley Money Market Fund, the Morgan Stanley Tax-Free Money Market Fund and the Morgan Stanley Government Obligations Money Market Fund (collectively, the "Money Market Funds" and each a "Fund"). The Company is designed to make available to retail investors the expertise of Morgan Stanley Asset Management Inc., the investment adviser (the "Adviser") and administrator (the "Administrator"). Shares are available through Van Kampen American Capital Distributors, Inc. ("VKAC Distributors" or the "Distributor") and investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers"). The Tax-Free Money Market Fund is not currently offering shares.

    The Money Market Funds are subject to certain special risk factors. For information about these risk factors, see "Prospectus Summary -- Risk Factors."

    INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    This Prospectus is designed to set forth concisely the information about the Money Market Funds that a prospective investor should know before investing and it should be retained for future reference. The Company offers additional portfolios which are described in other prospectuses and under "Prospectus Summary" below. The Company currently offers the following Funds: (i) GLOBAL AND INTERNATIONAL EQUITY -- Morgan Stanley Asian Growth, Morgan Stanley Emerging Markets, Morgan Stanley Global Equity, Morgan Stanley Global Equity Allocation, Morgan Stanley International Magnum and Morgan Stanley Latin American Funds;
(ii) U.S. EQUITY -- Morgan Stanley Aggressive Equity, Morgan Stanley American Value, Morgan Stanley Equity Growth, Morgan Stanley Mid Cap Growth, Morgan Stanley U.S. Real Estate and Morgan Stanley Value Funds; (iii) GLOBAL FIXED INCOME -- Morgan Stanley Emerging Markets Debt, Morgan Stanley Global Fixed Income, Morgan Stanley High Yield and Morgan Stanley Worldwide High Income Funds; and (iv) MONEY MARKET -- Morgan Stanley Government Obligations Money Market and Morgan Stanley Money Market Funds. Additional information about the Company is contained in a "Statement of Additional Information," dated January 1, 1997, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.

    THE MONEY MARKET FUNDS' SHARES ARE NOT DEPOSITS, OBLIGATIONS OR ACCOUNTS (COMPANY OR OTHERWISE) OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ANY OF ITS AFFILIATES OR CORRESPONDENTS, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN THE COMPANY INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY  STATE SECURITIES COMMISSION PASSED UPON  THE
   ACCURACY  OR ADEQUACY OF       THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS JANUARY 2, 1997.

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:

                                                                         GOVERNMENT
                                                             TAX-FREE    OBLIGATIONS
                                                 MONEY        MONEY        MONEY
                                                 MARKET       MARKET       MARKET
SHAREHOLDER TRANSACTION EXPENSES                  FUND         FUND         FUND
---------------------------------------------  ----------   ----------   ----------
Maximum Sales Load Imposed on Purchases......     None         None         None
Maximum Sales Load Imposed on Reinvested
 Dividends...................................     None         None         None
Maximum Deferred Sales Load..................     None         None         None
Redemption Fees..............................     None         None         None
Exchange Fees................................     None         None         None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Investment Advisory Fee (after expense
 reimbursement and/or fee waiver) (1)........     .36%         .14%         .41%
12b-1 Fees (after fee waivers) (1)...........     .35%         .35%         .25%
Other Expenses...............................     .27%         .46%         .29%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver)............     .98%         .95%         .95%

------------------
(1) The Adviser and the Distributor will voluntarily waive a portion of their respective fees and/or reimburse fund expenses until such time as they determine that the particular Fund's performance is competitive with other comparable funds without such waivers. However, such fee waivers are voluntary and may be terminated at any time. There can be no assurances that any future waivers will not vary from the figures reflected in the expense table. Absent fee waivers, investment advisory fees would be 0.45% and 12b-1 fees would be 0.50% for each Fund and total operating expenses would be 1.22% for the Money Market Fund, 1.41% for the Tax-Free Money Market Fund
    and 1.24% for the Government Obligations Money Market Fund. (Investment advisory fees are contractually reduced when average daily net assets exceed $250 million. (See "Management of the Company".)) The percentages shown above representing annual fund operating expenses are based on net operating expenses for the PCS Money Market Portfolio (the "Predecessor Money Market Portfolio"), the predecessor portfolio to the Money Market Fund, and for the PCS Government Obligations Money Market Portfolio (the "Predecessor Government Obligations Money Market Portfolio"), the predecessor portfolio to the Government Obligations Money Market Fund, for the fiscal year ended June 30, 1996. The expenses for the Tax-Free Money Market Fund, which is not in operation, are estimates based on an estimated average net asset level for the first year of $50,000,000.

    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in any of the Money Market Funds will bear directly or indirectly. "Other Expenses" include, among others, Directors' fees and expenses, amortization of organizational costs, filing fees, professional fees, and the costs for reports to shareholders. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD").

    The following example illustrates the expenses that you would pay on a $1,000 investment, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. (If it is assumed there are no redemptions, the expenses are the same.)


                                                                                  GOVERNMENT
                                                                        TAX-FREE  OBLIGATIONS
                                                              MONEY      MONEY      MONEY
                                                              MARKET     MARKET     MARKET
                                                             FUND (1)     FUND     FUND (1)
                                                            ---------- ---------- ----------
1 Year...................................................... $   10    $   10     $   10
3 Years.....................................................     31        30         30
5 Years.....................................................     54      *            53
10 Years....................................................    120      *           117


--------------
(1) The projected expenses are based upon the respective operating histories of the Predecessor Money Market Portfolio and the Predecessor Government Obligations Money Market Portfolio.

* Because the Tax-Free Money Market Fund was not operational as of the date of this Prospectus, the Company has not projected expenses beyond the three-year period shown.

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the example above would be greater.

                              FINANCIAL HIGHLIGHTS

    The following tables provide financial highlights for the PCS Money Market Portfolio and PCS Government Obligations Money Market Portfolio (the "Predecessor Portfolios"), the predecessors of the Morgan Stanley Money Market Fund and Morgan Stanley Government Obligations Money Market Fund, respectively, for each of the periods presented. The audited financial highlights for the shares for the fiscal year ended June 30, 1996 are part of the Company's financial statements which appear in the PCS Cash Fund, Inc.'s June 30, 1996 Annual Report to Shareholders and in the Company's Statement of Additional Information. The Predecessor Portfolios' financial highlights for each of the periods presented have been derived from financial statements audited by Coopers & Lybrand L.L.P., whose unqualified report thereon also appears in the Statement of Additional Information. Additional performance information for the shares of the Predecessor Portfolios is included in the Annual Report. The Annual Report and the financial statements therein, along with the Statement of Additional Information, are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following financial highlights should be read in conjunction with the financial statements and notes thereto.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             MONEY MARKET PORTFOLIO


                                                                                                             FOR THE PERIOD
                                                                                                             AUGUST 4, 1989
                                                                                                             (COMMENCEMENT
                                                 FOR THE FISCAL YEAR ENDED JUNE 30                           OF OPERATIONS)
                         ---------------------------------------------------------------------------------    TO JUNE 30,
                            1996          1995          1994          1993          1992          1991            1990
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD...  $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00          $  1.00
                         -----------   -----------   -----------   -----------   -----------   -----------      -------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net Investment
   Income..............    .0463         .0446         .0246         .0243         .0402         .0652            .0690
  Net Realized Gains on
   Investments.........   (.0006)        .0001            --         .0001            --            --               --
                         -----------   -----------   -----------   -----------   -----------   -----------      -------
LESS DIVIDENDS TO
 SHAREHOLDERS FROM:
  Net Investment
   Income..............   (.0463)       (.0446)       (.0246)       (.0243)       (.0402)       (.0652)          (.0690)
  Net Realized Gains...       --        (.0001)           --        (.0001)           --            --               --
                         -----------   -----------   -----------   -----------   -----------   -----------      -------
NET ASSET VALUE, END OF
 PERIOD................  $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00          $  1.00
                         -----------   -----------   -----------   -----------   -----------   -----------      -------
                         -----------   -----------   -----------   -----------   -----------   -----------      -------
TOTAL RETURN...........     4.72%         4.55%         2.49%         2.47%         4.11%         6.72%            7.12%(c)
                         -----------   -----------   -----------   -----------   -----------   -----------      -------
                         -----------   -----------   -----------   -----------   -----------   -----------      -------
Ratio of Expenses to
 Average Net Assets....      .98%(b)       .98%(b)       .98%(b)       .98%(b)       .98%(b)       .98%(b)          .98%(a)(b)
Ratio of Net Investment
 Income to Average Net
 Assets................     4.65%(b)      4.45%(b)      2.45%(b)      2.44%(b)      3.97%(b)      6.40%(b)         7.53%(a)(b)
Net Assets at End of
 Period (000)..........  $170,973      $171,515      $176,599      $156,310      $190,034      $140,594         $76,463
------------------------------------------------------------------------------------------------------------------


(a) Annualized.

(b) Without voluntary fee waiver of advisory and distribution fees, the ratios of expenses to average net assets would have been 1.22%, 1.18%, 1.19%, 1.20%, 1.27%, 1.27% and 1.48% (annualized), respectively. The ratio of net investment income to average net assets would have been 4.41%, 4.25%, 2.24%, 2.22%, 3.68%, 6.11% and 7.03% (annualized), respectively.

                         FINANCIAL HIGHLIGHTS CONTINUED
                 GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO


                                                                                                          FOR THE PERIOD
                                                                                                          MARCH 12, 1992
                                                                                                          (COMMENCEMENT
                                                            FOR THE FISCAL YEAR ENDED JUNE 30             OF OPERATIONS)
                                                  -----------------------------------------------------    TO JUNE 30,
                                                     1996          1995          1994          1993            1992
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............  $  1.00       $  1.00       $  1.00       $  1.00          $  1.00
                                                  -----------   -----------   -----------   -----------   --------------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.........................    .0464         .0448         .0243         .0246            .0094
  Net Realized Gains on Investments.............   (.0011)           --         .0011         .0002               --
                                                  -----------   -----------   -----------   -----------   --------------
LESS DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income.........................   (.0464)       (.0448)       (.0243)       (.0246)          (.0094)
  Net Realized Gains............................   (.0001)           --         .0011        (.0002)              --
                                                  -----------   -----------   -----------   -----------   --------------
NET ASSET VALUE, END OF PERIOD..................  $  1.00       $  1.00       $  1.00       $  1.00          $  1.00
                                                  -----------   -----------   -----------   -----------   --------------
                                                  -----------   -----------   -----------   -----------   --------------
TOTAL RETURN....................................     4.72%         4.58%         2.45%         2.51%            .094%(c)
                                                  -----------   -----------   -----------   -----------   --------------
                                                  -----------   -----------   -----------   -----------   --------------
Ratio of Expenses to Average Net Assets.........      .95%(b)       .95%(b)       .95%(b)       .95%(b)          .95%(a)(b)
Ratio of Net Investment Income to Average Net
 Assets.........................................     4.68%(b)      4.61%(b)      2.40%(b)      2.50%(b)         3.07%(a)(b)
Net Assets at End of Period (000)...............  $145,978      $67,705       $102,551      $101,736        $269,627
------------------------------------------------------------------------------------------------------------------


(a) Annualized.

(b) Without voluntary fee waiver of advisory and distribution fees, the ration of expenses to average net assets would have been 1.24%, 1.12%, 1.22%, 1.19% and 1.29% annualized and the ratio of net investment income to average net assets would have been 4.39%, 4.44%, 2.13%, 2.26% and 2.73% annualized.

(c) Not annualized. Total return, if on an annualized basis, would have been 3.16% for the Government Obligations Money Market Portfolio.

                               PROSPECTUS SUMMARY

THE COMPANY


    The Company currently consists of twenty-two Funds which are designed to offer investors a range of investment choices with Morgan Stanley Asset Management Inc. ("MSAM") and its affiliate, Miller Anderson & Sherrerd, LLP ("MAS"), providing services as Advisers and Administrators and Van Kampen American Capital Distributors, Inc. ("VKAC Distributors") providing services as Distributor. MAS serves as the Adviser and Administrator for the Mid Cap Growth Fund and the Value Fund, which are described in a separate prospectus. MSAM serves as the Adviser and Administrator for all of the other Funds listed below. Each Fund has its own investment objective and policies designed to meet its specific goals. For ease of reference the words "Morgan Stanley," which begin the name of each Fund, are not included in the Funds named below. The investment objective of each Fund described in this Prospectus is as follows:


    - The MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The TAX-FREE MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal.

    - The GOVERNMENT OBLIGATIONS MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    The other Funds are described in other prospectuses which may be obtained from the Company at the address and telephone number noted on the cover page of this Prospectus. The objectives of the Company's other Funds are listed below:

GLOBAL AND INTERNATIONAL EQUITY FUNDS:

    - The ASIAN GROWTH FUND seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.

    - The   EMERGING  MARKETS  FUND  seeks  long-term  capital  appreciation  by investing primarily in equity securities of emerging country issuers.

    - The EUROPEAN EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

    - The GLOBAL EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

    - The GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index.

    - The INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser.

    - The JAPANESE EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

    - The LATIN AMERICAN FUND seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.

U.S. EQUITY FUNDS:

    - The  AGGRESSIVE  EQUITY  FUND  seeks  capital  appreciation  by  investing
      primarily   in  a  non-diversified  portfolio   of  corporate  equity  and
      equity-linked securities.

    - The  AMERICAN  VALUE  FUND  seeks  high  total  return  by  investing   in
      undervalued equity securities of small-to medium-sized corporations.

    - The EQUITY GROWTH FUND seeks long-term capital appreciation by investing in growth-oriented equity securities of medium and large capitalization companies.

    - The GROWTH AND INCOME FUND seeks capital appreciation and current income by investing primarily in equity and equity-linked securities.


    - The MID CAP GROWTH FUND seeks to achieve long-term capital growth by investing primarily in common stocks and other equity securities of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential.


    - The U.S. REAL ESTATE FUND seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.


    - The VALUE FUND seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.


GLOBAL FIXED INCOME FUNDS:

    - The EMERGING  MARKETS  DEBT FUND  seeks  high total  return  by  investing
      primarily   in  debt  securities  of  government,  government-related  and corporate issuers located in emerging countries.

    - The GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

    - The HIGH YIELD FUND seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

    - The WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world.

    - The GROWTH AND INCOME, JAPANESE EQUITY, EUROPEAN EQUITY AND TAX-FREE MONEY MARKET FUNDS ARE CURRENTLY NOT BEING OFFERED.

INVESTMENT MANAGEMENT


    Morgan Stanley Asset Management Inc. ("MSAM," the "Adviser" and the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Group Inc. ("MSGI") which, together with its affiliated asset management companies, had approximately $103.5 billion in assets under management as an investment manager or as a fiduciary adviser at September 30, 1996, acts as investment adviser to each of the Funds, except the Mid Cap Growth and Value Funds. See "Management of the Company Investment Adviser" and "-- Administrator." On October 31, 1996, MSGI purchased the parent company of Van Kampen American Capital, Inc., which in turn is the parent company of VKAC Distributors. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $59 billion in assets under management or supervision as of September 30, 1996.


RISK FACTORS

    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. Investments in the Funds are neither insured nor guaranteed by the U.S. Government, and there is no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share. The Money Market and Government Obligations Money Market Funds, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements; the purchase of mortgage-backed securities; the purchase of securities on a "when-issued" basis; and the purchase of securities on a "forward commitment" basis. The Money Market Fund may also invest in securities of foreign issuers, which are subject to certain risks not typically associated with U.S. securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

HOW TO INVEST


    Shares of each of the Money Market Funds are offered at net asset value. Share purchases may be made through VKAC Distributors, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of the Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."


HOW TO REDEEM

    Shares of each Fund may be redeemed at any time at the net asset value per share of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. If a shareholder reduces his/her total investment in shares of a Fund to less than $500, the entire investment may be subject to involuntary redemption. See "Redemption of Shares."

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each Fund is described below, together with the policies the Fund employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. The investment policies described below are not fundamental policies and may be changed without shareholder approval. There is no assurance that a Fund will attain its objective. For more information about certain investment practices common to two or more of the Money Market Funds and applicable quality requirements, see "Additional Investment Information."

THE MONEY MARKET FUND

    The Money Market Fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Obligations held by the Money Market Fund will have remaining maturities of 397 days or less (except that portfolio securities which are subject to repurchase agreements may bear maturities exceeding 397 days). In pursuing its investment objective, the Money Market Fund invests in a broad range of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets and that satisfy strict credit quality standards imposed by the Fund in accordance with applicable law ("Money Market Instruments"). The following descriptions illustrate the types of Money Market Instruments in which the Money Market Fund invests.

    BANK OBLIGATIONS. The Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may invest substantially in U.S. dollar-denominated obligations of foreign banks or foreign branches of U.S. banks where the Adviser deems the instrument to present minimal credit risks and to otherwise satisfy applicable quality standards. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

    COMMERCIAL PAPER. The Fund may purchase commercial paper rated (at the time of purchase) "A-1" or "A-1+" by Standard & Poor's Ratings Group ("S&P") or
"Prime-1"  by  Moody's  Investors  Service,  Inc.  ("Moody's")  or  when  deemed advisable by the Adviser and to the extent permitted under applicable regulations, limited amounts of issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively that the Adviser believes to be of high quality. The Fund may also purchase commercial paper not rated by S&P or Moody's provided that such paper is determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Company's Board of Directors. The applicable short-term corporate ratings are described in the Appendix to the Statement of Additional Information.

    UNITED STATES GOVERNMENT OBLIGATIONS. The Money Market Fund may invest in obligations issued or guaranteed by the United States Government, including United States Treasury securities and other securities backed by the full faith and credit of the United States, such as obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank. The Fund may also invest in obligations issued or guaranteed by United States Government agencies or instrumentalities, such as the Federal Farm Credit System and the Federal Home Loan Banks, where the Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. For a more complete discussion of United States Government Obligations, see the description of the Government Obligations Money Market Fund.

    MUNICIPAL OBLIGATIONS. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. The Fund may invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, when deemed appropriate by the Adviser in light of the Fund's investment objective, and provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see the description of the Tax-Free Money Market Fund. In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

THE TAX-FREE MONEY MARKET FUND

    The Tax-Free Money Market Fund's investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal. The
Tax-Free Money Market Fund invests substantially all of its assets in a diversified portfolio of high quality, short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. It is a fundamental policy of the Fund that under normal market conditions, at least 80% of the net assets of the Tax-Free Money Market Fund will be invested in short-term Municipal Obligations, the interest on which is exempt from regular federal income tax and is not an item of tax preference for noncorporate shareholders for purposes of the alternative minimum tax ("Tax-Exempt Interest"). All portfolio investments must satisfy strict credit quality standards imposed by the Company in accordance with applicable law.

    MUNICIPAL OBLIGATIONS. The Fund invests in short-term Municipal Obligations which are determined by the Adviser to present minimal credit risks and to otherwise satisfy applicable quality standards pursuant to guidelines established by the Company's Board of Directors and which at the time of purchase are considered to be "first-tier" securities e.g., rated "AAA" or higher by S&P or "Aaa" or higher by Moody's in the case of bonds; rated "SP-1" by S&P or "MIG-1" by Moody's in the case of notes; rated "VMIG-1" by Moody's in the case of variable rate demand notes; or rated "A-1" or "A-1+" by S&P or "Prime-1" by Moody's in the case of tax-exempt commercial paper. The Fund may also purchase securities that are not rated by S&P or Moody's at the time of purchase provided that the securities are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Company's Board of Directors. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

    The Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable obligations bearing Tax-Exempt Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

    The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal Obligations may include variable rate demand notes, which are described below under "Additional Investment Information."

    Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest. Such limitations may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities. In addition, interest on certain bonds, although exempt from the regular federal income tax, may be subject to alternative minimum tax. See the discussion below under "Taxes" and the Statement of Additional Information.

    Although the Tax-Free Money Market Fund may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Tax-Free Money Market Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

THE GOVERNMENT OBLIGATIONS MONEY MARKET FUND

    The Government Obligations Money Market Fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing at least 65% of its net assets, under normal market conditions, in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. Purchases of portfolio securities must satisfy strict credit quality standards imposed by the Fund in accordance with applicable law.

The types of U.S. Government obligations in which the Fund may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and time of issuance, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-backed securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as GNMA and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal and that applicable quality standards have been satisfied.

    Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares representing an interest in the Fund. Certain government securities held by the Fund may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than annually and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

                       ADDITIONAL INVESTMENT INFORMATION

ILLIQUID SECURITIES AND RESTRICTED SECURITIES

    Each Fund may invest up to 10% of the value of its net assets in illiquid securities. Illiquid securities include repurchase agreements with maturities greater than seven days and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"), other than Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") or commercial paper sold without restriction pursuant to Section 4(2) of the 1933 Act ("4(2) Commercial Paper") if such 144A Securities or 4(2) Commercial Paper are determined to be liquid pursuant to procedures approved by the Company's Board of Directors. Each Fund may invest in 144A Securities and 4(2) Commercial Paper determined to be liquid pursuant to such procedures. The Board of Directors has delegated to the Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of 144A Securities. 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

LOANS OF PORTFOLIO SECURITIES

    Each of the Money Market and Government Obligations Money Market Funds may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially. The Funds will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of a Fund's total assets. For more detailed information about securities lending, see "Investment Objectives and Policies" in the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

    The Money Market and Government Obligations Money Market Funds may invest in mortgage-backed securities. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are what this Prospectus calls "mortgage-backed securities."

    One such type of mortgage-backed security in which the Funds may invest is a GNMA Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate. Principal and interest payments on FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-backed security in which such Funds may invest is a Federal Home Loan Mortgage Association ("FHLMC") Participation Certificate. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but, like a FNMA security it is not guaranteed by the full faith and credit of the U.S. Government. For a further discussion of GNMA, FNMA and FHLMC, see "Mortgage-Related Debt Securities" in the Statement of Additional Information.

    Each of the mortgage-backed securities described above is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagors of the underlying mortgage loans. The payments to the security holders (such as a Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty or thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that, in times of declining interest rates, some of a Fund's higher yielding securities might be repaid and thereby converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. A Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Interest received by each Fund will, however, be distributed to shareholders in the form of dividends.

REPURCHASE AGREEMENTS

    The Money Market and Government Obligations Money Market Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines of the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. A Fund always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. The aggregate of certain repurchase agreements and certain other investments is limited as set forth under "Investment Limitations."

REVERSE REPURCHASE AGREEMENTS


    The Money Market and Government Obligations Money Market Funds may enter into reverse repurchase agreements with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is a speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain with the Custodian a separate account with a segregated portfolio of cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's ability to maintain a stable net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision. The aggregate of these agreements is limited as set forth under "Investment Limitations."


    STAND-BY COMMITMENTS. The Money Market and Tax-Free Money Market Funds may each acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which such commitment relates. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

    VARIABLE RATE DEMAND NOTES. The Money Market and Tax-Free Money Market Funds may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, a Fund will be able (at any time or during the specified periods not exceeding 397 days, depending upon the note involved) to demand payment of the principal of a note. The notes are frequently not rated by credit rating agencies, but notes not rated by S&P or Moody's purchased by a Fund will have been determined by the Adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Fund. Where necessary to ensure that a note is of sufficiently high quality, a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 397 days, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Fund is not entitled to exercise its demand rights. A Fund could, for this or other reasons, suffer a loss to the extent of the default. A Fund will invest in variable rate demand notes only when the Adviser deems the investment to involve minimal credit risk and to otherwise satisfy applicable quality standards. The Adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether a Fund should continue to hold such notes.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Money Market Fund and Government Obligations Money Market Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. A Fund will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each Fund not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 25% of the Fund's net assets other than the obligations created by these commitments.

    QUALITY INFORMATION. The Money Market Funds utilize the amortized cost method of valuation in accordance with regulations issued by the SEC. See
"Valuation of Shares." Accordingly, each Fund will limit its portfolio investments to those instruments which present minimal credit risks and which are of eligible quality, as determined by the Adviser under the supervision of the Board of Directors and in accordance with regulations of the SEC, as such regulations may from time to time be amended. Eligible quality for this purpose means a security (i) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issuer or, if only one rating organization assigned a rating, by that rating organization or (ii) if unrated, determined to be of comparable quality by the Adviser under the supervision of the Board of Directors. Each of the Government Obligations Money Market and Money Market Funds will not invest more than 5% of its total assets in securities of issuers having the second highest rating from any NRSRO; and these Funds will not invest more than the greater of one percent of its total assets or $1 million in securities issued by an issuer, having at the time of acquisition or roll over, the second highest rating from any NRSRO. The Tax-Exempt Money Market Fund will not invest more than 5% of its total assets in conduit securities (not subject to unconditional demand features) of issuers having the second highest rating from any NRSRO. Additionally, the Tax-Exempt Money Market Fund will not invest more than the greater of one percent of its total assets or $1 million in conduit securities (not subject to unconditional demand features) of an issuer which, at the time of acquisition or roll over, has the second highest rating from an NRSRO. Among the criteria adopted by the Board of Directors, a Fund will not purchase any bank or corporate obligation unless it is rated at least Aa or Prime-1 by Moody's or AA, A-1+ or A-1 by S&P or, if not rated by S&P or Moody's, it is determined to be of comparable quality by the Adviser under the supervision of the Board of Directors. Ratings, however, are not the only criteria utilized under the procedures adopted by the Board of Directors. For a more detailed discussion of other quality requirements applicable to the Fund, see "Description of Securities and Ratings" in the Statement of Additional Information.

    These quality standards must be satisfied at the time an investment is made. In the event that an investment held by the Fund is assigned a lower rating or ceases to be rated, the Adviser, under the supervision of the Board of Directors, will promptly reassess whether such security presents minimal credit risks and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks, is in default or its rating is downgraded to below the second highest rating category, the Fund will dispose of the security as soon as reasonably practicable unless the Board of Directors determines that to do so is not in the best interests of the Fund.

                             INVESTMENT LIMITATIONS

    Each Fund is a diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is subject to the following limitations: (a) as to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. Under regulations applicable to money Market Funds, however, a Fund may invest more than 5% of its assets in any one issuer of "first tier" securities for no more than three days.

    The Money Market Funds also operate under certain investment restrictions that are deemed fundamental policies and may be changed by a Fund only with the approval of the holders of a majority of the Fund's outstanding shares. In addition to other restrictions listed in the Statement of Additional Information, a Fund may not (i) enter into repurchase agreements with more than seven days to maturity if, as a result, more than 10% of the market value of its total assets would be invested in these agreements and other investments for which market quotations are not readily available or which are otherwise illiquid; or (ii) invest more than 25% of the Fund's total assets in securities of companies in any one industry, except that there is no limitation with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or, for the Money Market Fund, obligations of U.S. banks or their domestic branches.

                           MANAGEMENT OF THE COMPANY

    INVESTMENT ADVISER. Morgan Stanley Asset Management Inc. (the "Adviser") is the investment adviser and administrator of the Company and each of its Money Market Funds. The Adviser provides investment advice and portfolio management services pursuant to an investment advisory agreement (the "Investment Advisory Agreement") and, subject to the supervision of the Company's Board of Directors, makes each of the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Fund's investments. The Adviser is entitled to receive from each Fund an annual management fee, payable monthly, equal to the percentages of average daily net assets set forth in the table below. However, the Adviser will waive a portion of its fees and/or reimburse expenses of a Fund, if necessary, if such fees or expenses would cause total annual operating expenses of the Fund to exceed the maximum set forth in "Fund Expenses."

                                                                                   ASSETS ABOVE
                                                                   ASSETS UP TO   $250 MILLION UP  ASSETS EXCEEDING
                                                                   $250 MILLION   TO $500 MILLION    $500 MILLION
                                                                   -------------  ---------------  -----------------
Money Market Fund................................................        0.45%           0.40%             0.35%
Tax-Free Money Market Fund.......................................        0.45%           0.40%             0.35%
Government Obligations Money Market Fund.........................        0.45%           0.40%             0.35%

    The Adviser, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 1996, the Adviser together with its affiliated asset management companies managed investments totaling approximately $103.5 billion, including approximately $86.5 billion under active management and $17 billion as Named Fiduciary or Fiduciary Adviser. See "Management of the Company -- Investment Advisory and Administrative Agreements" in the Statement of Additional Information.


    On October 31, 1996, MSGI purchased the parent company of Van Kampen American Capital, Inc., which in turn is the parent company of VKAC
Distributors. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $59 billion in assets under management or supervision as of September 30, 1996.


    The Money Market Funds have adopted a plan of distribution pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under the Plan, which is described in more detail under "Distributor" below, the Distributor is entitled to receive from each Money Market Fund payments of 0.50% of such Fund's annual average net assets. The Plan recognizes that, in addition to such payments, the Adviser may use its advisory fees or other resources to pay expenses associated with activities which might be construed to be financing the sale of these Money Market Funds' shares. The Plan provides that the Adviser may make payments from these sources to third parties, such as consultants that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services).

    ADMINISTRATOR.     The  Administrator   also  provides   the  Company   with
administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services as Administrator under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.10% of the first $200 million of the Funds' average daily net assets, 0.075% on the next $200 million of average daily net assets, 0.05% on the next $200 million of average daily net assets, and 0.03% on the average daily net assets over $600 million of each Fund.


    Under an agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the Administration Agreement as being in the best interests of the Company. PFPC, Inc., under an agreement with the Administrator, will perform as sub-transfer agent and dividend disbursing agent for Prime Resource Account holders. ACCESS, under an agreement with the Administrator, will perform as sub-transfer agent and dividend disbursing agent for all other shareholders. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.

    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Company's Adviser, Administrator and Distributor. The Officers of the Company conduct and supervise its daily business operations.

    DISTRIBUTOR. Van Kampen American Capital, Inc. ("VKAC Distributors" or the "Distributor") serves as the Distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, VKAC Distributors sells shares of the Company upon the terms and at the current offering price described in this Prospectus. VKAC Distributors is not obligated to sell any specific number of shares of the Company.

    Each Fund currently offers only one class of shares. The Company may in the future offer one or more classes of shares for each Fund that may have different sales charges or other distribution charges or a combination thereof than the class currently offered.

    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for the Money Market Funds pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from these Money Market Funds a distribution fee, which is accrued daily and paid monthly, of 0.50% for each of the Money Market Funds on an annualized basis of the average daily net assets of such Fund. The Distributor expects to reallocate most of its fee to investment dealers, banks or financial services firms that provide distribution, administrative or shareholder services ("Participating Dealer"). The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Company shares.

    The Plan obligates the Money Market Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plan does not obligate the Money Market Funds to reimburse VKAC Distributors for the actual expenses VKAC Distributors may incur in fulfilling its obligations under the Plan. Thus, under the Plan, even if VKAC Distributors' actual expenses exceed the fee payable to it thereunder at any given time, the Money Market Funds will not be obligated to pay more than that fee. If VKAC Distributors' actual expenses are less than the fee it receives, VKAC Distributors will retain the full amount of the fee.

    The Plan, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("12b-1 Directors"). The Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of a Fund. The fee set forth above will be paid by the Fund to VKAC Distributors unless and until the Plan is terminated or not renewed. The Company intends to operate the Plan in accordance with its terms and the NASD Rules concerning sales charges.

    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Money Market Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares.

Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by CGFSC. The Adviser may elect to enter into a contract to pay the financial institutions for such services.

    EXPENSES. The Money Market Funds are responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES


    GENERAL. The Company offers one class of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers." Shares are also offered through Morgan Stanley & Co. to Prime Resource Account Holders.



    Shares are sold without a front-end sales load on a continuous basis by the Distributor. The minimum initial investment is $500, except that the minimum initial investment amount for individual retirement accounts ("IRAs") is $250. The minimum for subsequent investments is $25 and there is no minimum for automatic reinvestment of dividends and distributions. The Distributor may waive the $500 minimum in its sole discretion. The Company in its sole discretion may accept or reject any order for purchases of shares.


                  PURCHASES BY PRIME RESOURCE ACCOUNT HOLDERS


    GENERAL. Prime Resource Account Holders are account holders who open a prime resource account with the Distributor. A prime resource account is a cash management account offering such features as check writing privileges, automatic sweep of all cash balances into a Money Market Fund and a Visa Gold credit card. Pursuant to the sweep feature, Prime Resource Account Holders will be permitted to purchase shares of the Money Market Funds. Prime resource accounts are available only to clients of broker-dealers who use the Morgan Stanley & Co. as their clearing firm. Investors may purchase shares through an account maintained by the investor with his brokerage firm (the "Account").


    All payments for initial and subsequent investments should be in U.S. Dollars. Purchases will be effected at the net asset value next determined after PFPC, Inc. (the "Sub-Transfer Agent"), has received a purchase order in proper form and the Company's custodian has Federal Funds immediately available to it.

    PURCHASES THROUGH A PRIME RESOURCE ACCOUNT. Share purchases may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker.

    In such event, beneficial ownership of shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investor Account requirements. Although a broker does not impose a sales charge for purchases of shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other service provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker. This Prospectus should be read in conjunction with any information received from a broker.

    A broker may offer investors maintaining Accounts the ability to purchase shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in shares of the Fund which he has designated (the "Designated Fund") under the Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker. A participant in a Purchase Program may change the designation Fund at any time by so instructing his broker.

    If a broker makes special arrangements under which orders for shares are received by the Sub-Transfer Agent prior to 12:00 noon (Eastern Time) on any day that the New York Stock Exchange (the "NYSE") and Federal Reserve Banks are open for business (a "Business Day"), and the broker guarantees that payment for such shares will be made in Federal Funds to the Company's custodian prior to 4:00 p.m. (Eastern Time), on the same day, such purchase orders will be effective, and shares will be purchased at the offering price in effect, as of 12:00 p.m. (Eastern Time) on the date the purchase order is received by the Sub-Transfer Agent. Purchase orders received after 12:00 p.m. (Eastern Time) and prior to 4:00 p.m. (Eastern Time), on any Business Day for which payment in Federal Funds has been received by 4:00 p.m. (Eastern Time), will be effective, and shares will be purchased at the offering price in effect, as of 4:00 p.m. (Eastern
Time) the same day.

    FOR PRIME RESOURCE ACCOUNT HOLDERS, INFORMATION ON EACH MONEY MARKET FUND CAN BE OBTAINED BY CALLING THE SUB-TRANSFER AGENT AT 1-800-533-7719.

                      PURCHASES BY ALL OTHER SHAREHOLDERS

    GENERAL. Shares of the Company may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("ACCESS").

    The price paid for shares purchased is based on the next calculation of net asset value after an order is received by a Participating Dealer and transmitted to the Distributor. If the Distributor receives a purchase order prior to 12:00 noon (Eastern Time) and receives payment in Federal funds prior to 4:00 p.m. (Eastern Time) on any day that the New York Stock Exchange (the "NYSE") and Federal Reserve Banks are open for business (a "Business Day"), shares will be purchased at the offering price in effect, as of 12:00 p.m. (Eastern Time) on the date the purchase order is received by a Participating Dealer. Purchase orders received after 12:00 p.m. (Eastern Time) and prior to 4:00 p.m. (Eastern
Time), on any Business Day for which payment in Federal Funds has been received by 4:00 p.m. (Eastern Time), will be effective, and shares will be purchased at the offering price in effect, as of 4:00 p.m. (Eastern Time) the same day provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the NYSE are priced based on the net asset value calculated after the next day's close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the Participating Dealer and processed at the offering price next calculated after acceptance by ACCESS.

OTHER PURCHASE INFORMATION

    Orders for the purchase of shares of the Money Market Funds become effective on the Business Day that Federal Funds are received, and the purchase will be effected at the net asset value next computed after receipt of Federal Funds. Purchase of shares of the Money Market Funds by check is credited to your account at the price next determined after receipt of Federal Funds on the day of receipt and will begin receiving dividends the following day. If you purchase shares of a Fund directly, you must make payment by check or Federal Funds to effect your purchase of the shares and obtain the price for the shares as described above. Purchasing shares of a Fund is different from placing a trade for securities at a given price and having a certain number of days in which to make settlement or payment for the securities.

    To ensure that checks are collected by the Company, withdrawals of investments made by check are not presently permitted until the Company's depository bank has made fully available for withdrawal the check amount used to purchase Company shares, which generally will be within 15 days. As a condition of this offering, if a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Company and/or its agents incur. If you are already a shareholder, the Company may redeem shares from your account(s) to reimburse the Company and/or its agents for any loss. In addition, you may be prohibited or restricted from making future purchases in the Company.

    SHAREHOLDER SERVICES RELATED TO PURCHASES (Shareholders Other Than Prime Resource Account Holders). The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.

    INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Company and a wholly-owned subsidiary of Van Kampen American Capital, Inc. performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.


    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or

(800) 772-8889 for the hearing impaired, or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."


    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.


    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on a class of shares of the Company invested into shares of the same class of any other Fund, so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.



    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.



    FOR SHAREHOLDERS, OTHER THAN PRIME RESOURCE ACCOUNT HOLDERS, INFORMATION ON EACH MONEY MARKET FUND CAN BE OBTAINED BY CALLING THE TRANSFER AGENT AT 1-800-282-4404.


                              REDEMPTION OF SHARES
          REDEMPTIONS BY MORGAN STANLEY PRIME RESOURCE ACCOUNT HOLDERS

REDEMPTION PROCEDURES

    Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Sub-Transfer Agent. Investors may redeem all or some of their shares in accordance with one of the procedures described below.

    REDEMPTION OF SHARES IN A PRIME RESOURCE ACCOUNT. An investor who beneficially owns shares may redeem such shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by the Sub-Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the redemption will be effective as of 12:00 noon (Eastern Time) on that day. Payment of the redemption proceeds will be made after 12:00 noon (Eastern Time) on the day the redemption is effected, provided that the Custodian Bank is open for business. If the Custodian Bank is not open, payment will be made on the next bank business day. If the redemption request is received after 12:00 noon but before 4:00 p.m. (Eastern Time), the redemption will be effected as of 4:00 p.m. (Eastern Time) on that day and payment of the redemptions proceeds will be made after 12:00 noon (Eastern Time) on the next Business Day after the redemption is effected, provided that the Custodian Bank is open for business. If the Custodian Bank is not open, payment will be made on the next bank business day. If all shares are redeemed, all accrued but unpaid dividends on those shares will be paid with the redemption proceeds.

    An investor's brokerage firm will also redeem each day a sufficient number of shares of the Designated Fund to cover debit balances created by transactions in the Account or instructions for cash disbursements. Fund shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

    Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

    REDEMPTION BY CHECK. Upon request, the Company will provide any Prime Resource Account Holder with forms of drafts ("checks") payable through PNC Bank, N.A. (the "Custodian Bank"). These checks may be made payable to the order of anyone. The minimum amount of a check is $500. An investor wishing to use this check writing redemption procedure should complete specimen signature cards, and then forward such signature cards to the investor's broker or in accordance with the broker's instructions. Upon receipt, the Sub-Transfer Agent will then arrange for the checks to be honored by the Custodian Bank. Investors who own shares through an Account should contact their brokers for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to the Custodian Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Company or Sub-Transfer Agent may terminate this redemption service at any time, and shall not incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

    When a check is presented to the Bank for clearance, the Bank, as the investor's agent, will cause the Company to redeem a sufficient number of full and fractional shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those shares equaling the amount being redeemed by check until such time as the check is presented to the Bank. Checks may not be presented for cash payment at the offices of the Bank because, under 1940 Act rules, redemptions may be effected only at the redemption price next determined after the redemption requested is presented to the Transfer Agent or Sub-Transfer Agent. This limitation does not affect checks used for the payment of bills or to obtain cash at other banks.

                      REDEMPTION BY ALL OTHER SHAREHOLDERS

    Shareholders may redeem for cash some or all of their shares without charge by the Company at any time by sending a written request in proper form directly to the Fund c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through Participating Dealer or by calling the Company.

    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares or dollars to be redeemed, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed will ordinarily be made by check mailed within seven business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

    DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed will ordinarily be made by check mailed within three business days to the dealer.


    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 282-4404 or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. The Distributor and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither the Distributor nor the Company will be liable for following instructions which it reasonably believes to be genuine. The Distributor and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

    GENERAL REDEMPTION INFORMATION. The Company may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Directors. At least 60 days' advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.


    IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as IRA Custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.


    FOR SHARES HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.

    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to the Morgan Stanley Fund c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

SYSTEMATIC WITHDRAWAL PLAN

    A shareholder, other than a Prime Resource Account Holder, whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.

    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The Company reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. A shareholder, other than a Prime Resource Account Holder, can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to ACCESS or by calling (800) 282-4404. A shareholder's bank may charge a fee for this transfer.

                              SHAREHOLDER SERVICES

TRANSFER OF REGISTRATION

    You may transfer the registration of any of your Company shares to another person by writing to the Fund
c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.


    RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


    EXCHANGE PRIVILEGE. Shares of the Company may be exchanged with shares of another Money Market Fund, subject to certain limitations. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

    Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.


    A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 or (800) 772-8889 for the hearing impaired. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither the Distributor nor the Company will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


VALUATION OF SHARES

    The net asset value per share of each of the Money Market Funds is determined at 12:00 p.m. (Eastern Time) and 4:00 p.m. (Eastern Time) on the days on which the NYSE and the Custodian Bank are open. For the purpose of calculating the Fund's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

                            PERFORMANCE INFORMATION

    From time to time the Money Market Funds may advertise "yield," and may advertise "effective yield." Yield figures are based on historical performance and are not intended to indicate future performance. The "yield" of such Funds refers to the income generated by an investment in the Funds over a seven-day period and the income generated over the seven-day period is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned on an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Tax-Free Money Market Fund may also quote its "tax-equivalent yield" from time to time. The tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. For further information concerning these figures, see "Performance Information" in the Statement of Additional Information. The Fund may also use comparative performance information from time to time in marketing Fund shares, including data from Lipper Analytical Services, Inc. and/or Donoghue's Money Fund Report.

    For information on each Fund's seven-day yield call the Transfer Agent at 1-800-282-4404.

                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, except that, upon written notice to the Company or by checking off the appropriate box in the Distribution Option Section on the New Account Application, a shareholder may elect to receive dividends and/ or distributions in cash.

    For the Money Market Funds, net investment income is computed and dividends declared as of 1:00 p.m. (Eastern Time) on each day. Such dividends are payable to Fund shareholders of record as of 12:00 p.m. (Eastern Time) on that day, if the Company and the Custodian Bank are open for business. This means that shareholders whose purchase orders become effective as of 12:00 p.m. (Eastern
Time) receive the dividend for that day and shareholders whose purchase orders become effective as of 4:00 p.m. (Eastern Time) receive the dividend for the following day. Dividends declared for Saturdays, Sundays and holidays are payable to shareholders of record as of 4:00 p.m. (Eastern Time) on the last preceding day the Company and the Custodian Bank were open for business. Net realized gains, if any, after reduction for any available tax loss carry forward may be distributed annually.

    It is an objective of management to maintain the price per share of each Money Market Fund as computed for the purpose of sales and redemptions at exactly $1.00. In the event the Directors determine that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair results to investors or existing shareholders, they will take corrective action they regard as necessary and appropriate, including the sale of instruments from the Fund prior to maturity to realize gains or losses, shortening average portfolio maturity, withholding dividends, making a special capital distribution, or redemptions of shares in kind.

                                     TAXES

TAX STATUS OF THE FUNDS

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. See also the tax sections in the Statement of Additional Information.

    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

    Each Fund is treated as a separate entity for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), generally will be applied to each Fund separately, rather than to the Company as a whole. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

    Each Fund intends to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to its shareholders.

TAX STATUS OF DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain), to its shareholders. Dividends paid by the Money Market Fund and Government Obligations Money Market Fund from their respective net investment income will be taxable to the shareholders of such Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Such dividends paid by a Fund generally will not qualify for the dividends-received deduction to corporations.

    Distributions of net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses and any available capital loss carryforward) are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held the Fund's shares.
Capital gains distributions are not eligible for the corporate dividends-received deduction. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions.

    The Tax-Free Money Market Fund intends to qualify to pay "exempt interest dividends" by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of securities the interest on which is exempt from federal income tax. So long as this and certain other requirements are satisfied, the Fund's "exempt interest dividends" will be exempt from regular federal income tax. Investors in this Fund should note, however, that in certain circumstances such amounts, while exempt from regular federal income tax, are subject to alternative minimum tax. In addition, this Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds. See the Statement of Additional Information for a description of the application of the alternative minimum tax and certain other collateral tax consequences.

    Current federal income tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may affect the ability of the Tax-Free Money Market Fund to purchase sufficient amounts of tax-exempt securities to qualify to pay "exempt interest dividends." Investors should note that interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Tax-Free Money Market Fund will not be deductible for federal income tax purposes.

    The Tax-Free Money Market Fund will determine annually the percentages of its net investment income which are exempt form the regular federal income tax and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly form the actual percentages for any particular day.

    Shareholders may also be subject to state and local taxes on distributions from the Company. Shareholders are advised to consult their own tax advisers with respect to tax consequences to them of an investment in the Company.

    Dividends and other distributions declared in October, November and December by a Fund payable as of a record date in such month and paid at any time during January of the following year are treated as having been paid by a Fund and received by the shareholders on December 31 of the year declared.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Company was organized as a Maryland corporation on August 14, 1992. The Amended Articles of Incorporation currently permit the Company to issue 21.75 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.


    The shares of the Funds, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. A Director may be removed by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Company. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As of December 11, 1996, PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, was presumed to "control" the Money Market Fund and Government Obligations Money Market Fund based solely on its ownership of 25% or more of the outstanding voting shares of such Funds.


REPORTS TO SHAREHOLDERS

    The Company and/or its agents will send to shareholders of the Company annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants. Shareholder inquiries for Prime Resource Accounts should be directed to the Sub-Transfer Agent, PFPC, Inc., P.O. Box 8950, Delaware 19899. Shareholder inquiries for all other accounts should be directed to the Transfer Agent, Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02208-2798.

CUSTODIAN

    PNC Bank, N.A. acts as custodian for each of the Money Market Funds. For more information on the Company's custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING, TRANSFER AGENT AND SUB-TRANSFER AGENT

    Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913, acts as dividend disbursing and transfer agent for the Company. PFPC, Inc., an indirect wholly-owned subsidiary of PNC Financial Corp., a multi-bank holding company, serves as sub-transfer agent for Morgan Stanley Prime Resource Account shareholders. PFPC's address is 400 Bellevue Parkway, Wilmington, Delaware 19809. ACCESS, a wholly-owned subsidiary of VKAC Distributors, serves as sub-transfer agent for all other shareholders. ACCESS's address is P.O. Box 418256, Kansas City, Missouri 64141.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Company and audits its annual financial statements.

MORGAN STANLEY FUND, INC.
          MORGAN STANLEY MONEY MARKET AND MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUNDS
            P.O. BOX 418256, KANSAS CITY, MISSOURI 64141 (800-282-4404)      NEW
ACCOUNT APPLICATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
    / /  Individual    / /  Joint Tenants    / /  Trust    / /  Gift/Transfer to
Minor                       / /  Other____________________

NOTE: Joint tenant registration will be as "joint tenants with right of survivorship" and not as "tenants in common" unless specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and date of trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For an Individual Retirement Account ("IRA") a different application is required. Please call ACCESS Investor Services, Inc. ("ACCESS") at 800-282-4404 or your investment dealer to obtain the IRA application.

---------------------------------------------    --------------------------------------------------------------------------
Name(s) (PLEASE PRINT)                           Social Security Number(s) or Taxpayer Identification Number(s) ("TIN(s)")
---------------------------------------------    --------------------------------------------------------------------------
Name                                             Telephone Number
---------------------------------------------
Address
---------------------------------------------
City/State/Zip

--------------------------------------------------------------------------------
CONSOLIDATED MAILINGS: If you or your family members own multiple accounts in the Morgan Stanley Fund, Inc., you can prevent duplicate mailings to your address by completing this section.

ACCOUNT NUMBER(S)                                                 NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FUND SELECTION
--------------------------------------------------------------------------------

The minimum initial and subsequent investment is $500 and $25, respectively. Attach a check payable to MORGAN STANLEY FUND, INC. -- Investment Fund name.


Morgan Stanley Money Market Fund (462)         $
Morgan Stanley Government
 Obligations Money Market Fund (463)           $
                                                                           Total Initial Investment:                        $
                                                                           ----------------------



NOTE: IF INVESTING BY WIRE, YOU MUST OBTAIN A A.  By Mail: Enclosed is a check in the amount of $
BANK WIRE CONTROL NUMBER. TO DO SO, PLEASE   ----------------------- payable to Morgan Stanley Fund, Inc.
CALL 800-282-4404.                           B.  By Wire: A bank wire in the amount of $ has been sent to
                                             Morgan Stanley Fund, Inc.
                                                 from -------------------------------------------
                                             -------------------------------------------
                                                 Control Number Name of Bank                              Wire

CAPITAL  GAIN  AND  DIVIDEND  DISTRIBUTIONS:  All  capital  gain  and   dividend
distributions will be reinvested in additional shares of the same class unless appropriate boxes below are checked:

All Dividends are to be                         / /  reinvested   / /  paid in cash
All Capital Gains are to be                     / /  reinvested   / /  paid in cash

--------------------------------------------------------------------------------
                               ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------

TELEPHONE EXCHANGE AND REDEMPTION                                 AUTHORITY TO  TRANSMIT REDEMPTION  PROCEEDS TO  PRE-DESIGNATED
You  will automatically have telephone exchange and redemption    ACCOUNT.
privileges for yourself and your investment dealer and appoint    I/We hereby authorize ACCESS to act upon instructions received
ACCESS to act as your agent to act upon instructions  received    by telephone to withdraw $1,000 or more from my/our account in
by  telephone in  order to  effect such  privileges unless you    Morgan Stanley Fund, Inc. and wire the amount withdrawn to the
mark one or more of the boxes below:                              following commercial bank account.
                No, I/we do not want:                             Title on Bank Account
                                                                  ----------------------------------------------------
                    /  /     telephone   exchange   privileges
                    /   /    telephone  redemption  privileges    Name of Bank
                                                                  -----------------------------------------------------------

      for myself/ourselves or my/our investment dealer.           Bank  A.B.A.  Number  -----------------        Account  Number
                                                                  -----------------
                                                                  City/State/Zip
                                                                  ------------------------------------------------------------
I/We  further acknowledge that it  is my/our responsibility to read the Prospectus of any Fund into which I/we exchange.
Morgan Stanley Fund, Inc. will mail redemption proceeds to the
name and address  in which my/our  fund account is  registered                      ATTACH A VOIDED CHECK HERE
unless  I check the following box and complete the information at right.  / /
A corporation or partnership must also submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names  and titles of officers authorized to act on its behalf.
The  Company and the  Company's Transfer Agent  will employ reasonable  procedures to confirm  that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an  account is  opened and  prior to  effecting each transaction  requested by  telephone. In  addition, all  telephone transaction  requests will be recorded and  investors may be required to  provide additional telecopying written instructions of transaction requests. Neither the Company nor the Transfer Agent  will be responsible for any loss, liability, cost or  expenses for following instructions received by telephone that it reasonably believes to be genuine.

--------------------------------------------------------------------------------
                      AUTOMATIC INVESTMENT PLAN (OPTIONAL)
--------------------------------------------------------------------------------


I/We hereby authorize ACCESS to debit my/our personal checking account on the designated dates in order to purchase shares in the Funds indicated below at the applicable public offering price determined on that day. (Not available on the 31st, 1st or 2nd day of the month).


Start ___________________________________________________


      (Month, Day, Year)


Amount of each debit (minimum $25) to be invested as follows:

Fund Name

----------------------------------------------------------------  Code  :    ----------   $ -------------------------------
----------------------------------------------------------------  Code  :    ----------   $ -------------------------------

NOTE:   A completed  Bank Authorization Form  (see below) and  a voided personal check MUST accompany this Automatic Investment Plan application.

 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN--BANK AUTHORIZATION
--------------------------------------------------------------------------------

-----------------------------------------   -----------------------------------------   -----------------------------------------
Bank Name                                   Bank Address                                Bank Account Number

I/We authorize you, the above named bank, to debit my/our account for amounts drawn by ACCESS Investor Services, Inc., acting as my/our agent for the purchase of Shares of Morgan Stanley Fund, Inc. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

---------------------------------------------------------------   ---------------------------------------------------------------
Account Holder's Name                                             Joint Account Holder's Name

X  -----------------------------------------       -------------  X -----------------------------------------      -------------
                       Signature                       Date       Signature                       Date

--------------------------------------------------------------------------------
                           AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------
By signing this application, I/we hereby certify under penalties of perjury that the information on this application is complete and correct and that as required by federal law (please check applicable boxes below):

/ /  U.S. CITIZEN(S)/TAXPAYER(S):

/ / I/WE CERTIFY THAT (1) THE NUMBER(S) SHOWN ABOVE ON THIS FORM IS/ARE THE CORRECT SSN(S) OR TIN(S) AND (2) I/WE ARE NOT SUBJECT TO ANY BACKUP WITHHOLDING EITHER BECAUSE (A) I/WE ARE EXEMPT FROM BACKUP WITHHOLDING, OR (B) I/WE HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I/WE ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME/US THAT I AM/WE ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.

/ / IF NO TIN(S) OR SSN(S) HAS/HAVE BEEN PROVIDED ABOVE, I/WE HAVE APPLIED, OR INTEND TO APPLY, TO THE IRS OR THE SOCIAL SECURITY ADMINISTRATION FOR A TIN OR A SSN, AND I/WE UNDERSTAND THAT IF I/WE DO NOT PROVIDE EITHER NUMBER TO ACCESS WITHIN 60 DAYS OF THE DATE OF THIS APPLICATION OR IF I/WE FAIL TO FURNISH MY/OUR CORRECT SSN OR TIN, I/WE MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP WITHHOLDING ON DISTRIBUTIONS AND REDEMPTION PROCEEDS. (PLEASE PROVIDE EITHER NUMBER ON IRS FORM W-9). YOU MAY REQUEST SUCH FORM BY CALLING ACCESS AT 800-282-4404.

/ /  NON-U.S. CITIZEN(S)/TAXPAYER(S):

INDICATED COUNTRY OF RESIDENCE FOR TAX PURPOSES:
---------------

UNDER PENALTIES OF PERJURY, I/WE CERTIFY THAT I/WE ARE NOT U.S. CITIZENS OR RESIDENTS AND I/WE ARE EXEMPT FOREIGN PERSONS AS DEFINED BY THE INTERNAL REVENUE SERVICE.

I/We represent that I am/we are of legal age and capacity to purchase shares of the Morgan Stanley Fund, Inc. I/We understand that unless otherwise indicated in this application, my/our investment dealer and I/we will automatically receive telephone exchange and redemption privileges and that Morgan Stanley Fund, Inc. and ACCESS and their directors, officers and employees will not be liable for any loss, liability, cost or expense incurred for acting upon instructions believed to be authentic and in accordance with the procedures set forth in the Prospectus. I/We have received, read and carefully reviewed a copy of the Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Company nor the Distributor is a bank and that Company shares are not backed or guaranteed by any bank or insured by the FDIC.

THE  INTERNAL REVENUE SERVICE DOES NOT REQUIRE  YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT  OTHER   THAN  THE  CERTIFICATIONS   REQUIRED  TO  AVOID   BACKUP
WITHHOLDING.

X ---------------------------------------------------------------------------------  Date ---------------------
 Owner Signature
X ---------------------------------------------------------------------------------  Date ---------------------
 Owner Signature

Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.)

NOTE: THE FOLLOWING SECTION SHOULD BE COMPLETED ONLY IF YOU ARE INVESTING IN THE
      MORGAN STANLEY FUND, INC. THROUGH A PARTICIPATING DEALER (AN INVESTMENT DEALER).

FOR USE BY AUTHORIZED AGENT (PARTICIPATING DEALER) ONLY

We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Morgan Stanley & Co. Incorporated and with the Prospectus and Statement of Additional Information of the Company. We agree to notify ACCESS of any purchases made under the Letter of Intent or Rights of Accumulation.

-------------------------------------------------------   -------------------------------------------------------
Investment Dealer's Name                                  Representative's Name

-------------------------------------------------------   -------------------------------------------------------
Branch Number                                             Representative's Telephone Number

-------------------------------------------------------
Branch Address

-------------------------------------------------------
City/State/Zip Code

-------------------------------------------------------   -------------------------------------------------------
Branch Telephone Number                                   Investment Dealer's Authorized Signature

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                           --------------------------

                               TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
Fund Expenses.........................................................    2
Financial Highlights..................................................    4
Prospectus Summary....................................................    7
Investment Objectives and Policies....................................   10
Additional Investment Information.....................................   13
Investment Limitations................................................   17
Management of the Company.............................................   17
Purchase of Shares....................................................   20
Redemption of Shares..................................................   23
Shareholder Services..................................................   27
Performance Information...............................................   28
Dividends and Distributions...........................................   29
Taxes.................................................................   29
General Information...................................................   31


                                 MORGAN STANLEY
                               MONEY MARKET FUND

                                 MORGAN STANLEY
                           TAX-FREE MONEY MARKET FUND

                                 MORGAN STANLEY
                             GOVERNMENT OBLIGATIONS
                               MONEY MARKET FUND

                               PORTFOLIOS OF THE
                                 MORGAN STANLEY
                                   FUND, INC.

                                  COMMON STOCK
                               ($.001 PAR VALUE)

                                ---------------
                                   PROSPECTUS
                                ---------------

                               INVESTMENT ADVISER

                                 MORGAN STANLEY
                             ASSET MANAGEMENT INC.

                                  DISTRIBUTOR

                              VAN KAMPEN AMERICAN

                           CAPITAL DISTRIBUTORS, INC.

------------------------------------
------------------------------------
------------------------------------
------------------------------------

                           MORGAN STANLEY FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION


    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of twenty-two diversified and non-diversified investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"). The Company is designed to make available to retail investors the expertise of Morgan Stanley Asset Management Inc. ("MSAM") and its affiliate, Miller Anderson & Sherrerd, LLP ("MAS," and each of MSAM and MAS, an "Adviser"). This Statement of Additional Information ("SAI") addresses information of the Company applicable to the Funds. The Morgan Stanley Growth and Income, Morgan Stanley Japanese Equity, Morgan Stanley European Equity and Morgan Stanley Tax-Free Money Market Funds currently are not offering shares.


    This Statement is not a prospectus but should be read in conjunction with the Company's prospectuses (each a "Prospectus" and together, the "Prospectuses"). To obtain the Prospectuses, please call the Morgan Stanley Fund, Inc. Services Group at:

                                 1-800-341-2911

                                 --------------

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
INVESTMENT OBJECTIVES AND POLICIES......   1
FEDERAL INCOME TAX......................  16
FEDERAL TAX TREATMENT OF FORWARD
 CURRENCY CONTRACTS AND EXCHANGE RATE
 CHANGES................................  18
TAXES AND FOREIGN SHAREHOLDERS..........  19
PURCHASE OF SHARES......................  20
REDEMPTION OF SHARES....................  21
INVESTMENT LIMITATIONS..................  21
DETERMINING MATURITIES OF CERTAIN
 INSTRUMENTS............................  25
MANAGEMENT OF THE COMPANY...............  26
MONEY MARKET FUND NET ASSET VALUE.......  32
PORTFOLIO TRANSACTIONS..................  33
PERFORMANCE INFORMATION.................  33
GENERAL INFORMATION.....................  41
DESCRIPTION OF SECURITIES AND RATINGS...  42
FINANCIAL STATEMENTS....................  45


Statement of Additional Information dated January 2, 1997, relating to the following prospectuses (Class A, B and C shares of each Fund, other than the money market funds, which only offer one class of shares):



    Morgan Stanley Emerging Markets Debt Fund, Morgan Stanley Global Fixed Income Fund, Morgan Stanley High Yield Fund and Morgan Stanley Worldwide High Income Fund, dated January 2, 1997.



    Morgan Stanley Aggressive Equity Fund, Morgan Stanley American Value Fund, Morgan Stanley Equity Growth Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley U.S. Real Estate Fund and Morgan Stanley Value Fund, dated January 2, 1997.



    Morgan Stanley Asian Growth Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Global Equity Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Japanese Equity Fund and Morgan Stanley Latin American Fund, dated January 2, 1997.



    Morgan Stanley Money Market Fund, Morgan Stanley Tax-Free Money Market Fund and Morgan Stanley Government Obligations Money Market Fund, dated January 2, 1997.


    Morgan Stanley Growth and Income Fund and Morgan Stanley European Equity Fund, undated (not currently offered).

                       INVESTMENT OBJECTIVES AND POLICIES

    The following policies (listed in alphabetical order) supplement the investment objectives and policies set forth in the Company's Prospectuses with respect to the Company's twenty-two Funds: Morgan Stanley Global Fixed Income Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley High Yield Fund, Morgan Stanley American Value Fund, Morgan Stanley Aggressive Equity Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Japanese Equity Fund, Morgan Stanley Growth and Income Fund, Morgan Stanley European Equity Fund, Morgan Stanley Equity Growth Fund, Morgan Stanley Global Equity Fund, Morgan

Stanley Emerging Markets Debt Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley Value Fund (collectively, the "Non-Money Funds") and Morgan Stanley Money Market Fund, Morgan Stanley Tax-Free Money Market Fund and Morgan Stanley Government Obligations Money Market Fund (collectively, the "Money Market Funds").

    For ease of reference, the words "Morgan Stanley," which begin the name of each Fund, are not used hereinafter. MSAM is the Adviser to all of the Funds, except that MAS is the Adviser to the Mid Cap Growth and Value Funds.

EMERGING COUNTRY DEBT SECURITIES

    GENERAL. The Emerging Markets Debt and Worldwide High Income Funds' definition of emerging country debt securities includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging country. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to an emerging country. The Adviser believes, however, that investment in such companies will be appropriate because the Funds will invest in those emerging market companies which, in its view, have sufficiently strong exposure to economic and market forces in an emerging country such that their value will tend to reflect developments in such emerging country to a greater extent than developments in another country or countries. For example, the Funds may invest in companies organized and located in countries other than an emerging country, including companies having their entire production facilities outside of an emerging country, when securities of such companies meet one or more elements of the Funds' definition of an emerging country debt security and so long as the Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in such emerging country.

    The Emerging Markets Debt Fund and Worldwide High Income Fund are subject to no restrictions on the maturities of the emerging country debt securities they hold; those maturities may range from overnight to 30 years. The value of debt securities held by a Fund generally will vary inversely to changes in prevailing interest rates. A Fund's investments in fixed-rated debt securities with longer terms to maturity are subject to greater volatility than the Fund's investments in shorter-term obligations. Debt obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to such discount.

    Government, government-related and restructured debt securities in emerging markets will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 (the "1940 Act"). As a result, a Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

    Investments in emerging country government debt securities involve special risks. Certain emerging countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

    Debt securities of corporate issuers in emerging countries may include debt securities or obligations issued (i) by banks located in emerging countries or by branches of emerging country banks located outside the country or (ii) by companies organized under the laws of an emerging country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to the issuer.

    Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

    BRADY BONDS. The Emerging Markets Debt Fund and Worldwide High Income Fund may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

    U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

    Brady Plan debt restructuring totaling approximately $73 billion have been implemented to date in Argentina, Bulgaria, Costa Rica, Ecuador, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Mexico and Venezuela. Brazil and Poland have announced plans to issue Brady Bonds aggregating approximately $52 billion, based on current estimates. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

    STRUCTURED SECURITIES. The Emerging Markets Debt Fund and Worldwide High Income Fund may also invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which each Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Each Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these Structured Securities may be limited by restrictions contained in the 1940 Act. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

    LOAN PARTICIPATIONS AND ASSIGNMENTS. The Emerging Markets Debt Fund and Worldwide High Income Fund may also invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

    When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain sovereign debt obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a loan is through a Participation and not an Assignment. A Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's securities and calculating its net asset value.

EQUITY-LINKED SECURITIES

    The Value, Mid Cap Growth, Global Equity, Equity Growth, Growth and Income and Aggressive Equity Funds may invest in equity-linked securities, including, among others, PERCS, ELKS, or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. It is not possible to predict how equity-linked securities will trade in the secondary market or whether such market will be liquid or illiquid. The following are three examples of equity-linked securities. The Funds may invest in the securities described below or other similar equity-linked securities.

    There are certain risks of loss of principal in connection with investing in equity-linked securities, as described in the following examples of certain equity-linked securities. Preferred Equity Redemption Cumulative Stock ("PERCS") convert into common stock within three years regardless of the price at which the common stock trades. If the common stock is trading at a price that is at or below the cap, a Fund receives one share of common stock for each PERCS share. If the common stock is trading at a price that is above the cap, the Fund receives less than one share, with the conversion ratio adjusted so that the market value of the common stock received by the Fund equals the cap.

    Accordingly, a Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the PERCS, the Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Fund's initial investment in the PERCS and any dividends that were paid on the PERCS. PERCS also present risks based on payment expectations. If a PERCS issuer redeems the PERCS, the Fund may have to replace the PERCS with a lower yielding security, resulting in a decreased return for investors.

    The principal amount that Equity-Linked Securities ("ELKS") holders receive at maturity is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the cap, a Fund receives for each ELKS share an amount equal to the average price of the common stock. If the common stock is trading at a price that is above the cap, the Fund receives the cap amount. Accordingly, a Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the ELKS, the Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Fund's initial investment in the ELKS and any dividends that were paid on the ELKS. An additional risk is that the issuer may "reopen" the issue of ELKS and issue additional ELKS at a later time or issue additional debt securities or other securities with terms similar to those of the ELKS, and such issuances may affect the trading value of the ELKS.

    The principal amount that Liquid Yield Option Notes ("LYONs") holders receive for LYONs, other than the lower-than-market yield at maturity, is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the purchase price of the LYONs plus accrued original issue discount, a Fund receives only the lower-than-market yield, assuming the LYONs are not in default. If the common stock is trading at a price that is above the purchase price of the LYON's plus accrued original issue discount, the Fund will receive an amount above the lower-than-market yield on the LYONs, based on how well the underlying common stock performs. LYONs also present risks based on payment expectations. If a LYON's issuer redeems the LYONs, the Fund may have to replace the LYONs with a lower yielding security, resulting in a decreased return for investors.

EURODOLLAR AND YANKEE OBLIGATIONS

    Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

    Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

FIRM COMMITMENTS

    Firm commitments for securities include "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While a Fund has firm commitments outstanding, the Fund will maintain in a segregated account cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the Custodian for a Fund will set aside portfolio securities to satisfy a purchase commitment and, in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Non-Money Market Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of a Money Market Fund's total assets absent unusual market conditions. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

    Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

    Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

    Performance indexed paper is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    The U.S. Dollar value of the assets of the Global Equity, Global Equity Allocation, Global Fixed Income, Asian Growth, Emerging Markets, Emerging Markets Debt, Latin American, European Equity, Japanese Equity and International Magnum Funds and to the extent they invest in assets denominated in foreign currencies, the Value, Mid Cap Growth, American Value, Aggressive Equity, Growth and Income, Equity Growth, Worldwide High Income and High Yield Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

    The Funds may enter into forward contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. Dollar price of the security or the U.S. Dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when any of these Funds anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of such Fund's securities or other assets denominated in that currency.

    Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Company believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Fund will thereby be served. Except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, the Company's Custodian will place cash or liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

    The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract.

FUTURES CONTRACTS

    The Emerging Markets, Latin American, European Equity, International Magnum, American Value, Aggressive Equity, Growth and Income and Worldwide High Income Funds may enter into securities index futures contracts and options on securities index futures contracts to a limited extent and the Latin American Fund may utilize appropriate interest rate futures contracts and options on interest rate futures contracts to a limited extent. In addition, the Emerging Markets, Latin American, European Equity, American Value, Aggressive Equity, Growth and Income and Worldwide High Income Funds may enter into foreign currency futures contracts and options thereon. The U.S. Real Estate Fund may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and reducing transaction costs. The High Yield, U.S. Real Estate, Emerging Markets Debt, Equity Growth, Global Equity, Value and Mid Cap Growth Funds may also enter into futures contracts for hedging purposes. No Fund will enter into futures contracts or options thereon for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, index or currency, traded in the United States are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

    Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

    The Emerging Markets, Latin American, European Equity, Equity Growth, Emerging Markets Debt, Global Equity, American Value, Aggressive Equity, Growth and Income, Value, Mid Cap Growth and Worldwide High Income Funds may purchase and sell indexed financial futures contracts. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Adviser's judgment in this respect will be correct.

    The Emerging Markets, Latin American, European Equity, American Value, Equity Growth, Emerging Markets Debt, Global Equity, Aggressive Equity, Growth and Income, Value, Mid Cap Growth and Worldwide High Income Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. If the Adviser believes that a portion of a Fund's assets should be invested in emerging country securities but such investments have not been fully made and the Adviser anticipates a significant market advance, the Fund may purchase index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.

    Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold for prices that may range upward from less than 5% of the value of the contract being traded.

    After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on its margin deposits.

    Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.

    Regulations of the CFTC applicable to the Funds require generally that all futures transactions constitute bona fide hedging transactions. A Fund may engage in futures transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

    Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

    RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. In addition to the limits imposed under CFTC regulations, described above, the Emerging Markets, Latin American, European Equity, American Value, Aggressive Equity, Growth and Income and Worldwide High Income Funds will not enter into futures contract transactions to the extent that the Fund's outstanding obligations to purchase securities under futures contracts and options would exceed 20% of its total assets. The Emerging Markets Debt, Equity Growth, Global Equity, Value and Mid Cap Growth Funds will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts in combination with their outstanding obligations with respect to options transactions would exceed 50% of their total assets. Each such Fund will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

    RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

    Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures for which there appears to be a liquid secondary market.

    The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures strategies only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.

    Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON FOREIGN CURRENCIES

    The Emerging Markets, Latin American, European Equity, American Value, Global Equity, Emerging Markets Debt, Equity Growth, Aggressive Equity, Growth and Income, Value, Mid Cap Growth and Worldwide High Income Funds may attempt to accomplish objectives similar to those described above with respect to forward foreign currency exchange contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

    The Funds noted above may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on their portfolios which otherwise would have resulted. Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

    Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Funds may only write covered call options on foreign currencies. A call option written on a foreign currency by the portfolio is "covered" if the Fund owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. Dollars, marked-to-market daily.

    Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Custodian, cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked-to-market daily.

    Funds may combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

    To the extent required by SEC rules and regulations, the Custodian of the Funds will place cash or other liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

OPTIONS TRANSACTIONS

    The Emerging Markets, Equity Growth, Emerging Markets Debt, Value, Latin American, European Equity, International Magnum, Aggressive Equity, Global Equity, U.S. Real Estate, Growth and Income, Mid Cap Growth and Worldwide High Income Funds may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.

    A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

    A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Adviser wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

    A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a Fund's ability to purchase call and put options.

    Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Options will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by a Fund or sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid unless the Fund has entered into a special arrangement to dispose of the security, and are subject to the Fund's limitation on investing in illiquid securities.

    Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. In the opinion of the Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.

COMBINED TRANSACTIONS

    Funds may enter into multiples of the forwards, futures and options transactions described above in which they are permitted to engage, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable Securities and Exchange Commission (the "SEC") regulations and SEC staff guidelines.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN
  CURRENCIES

    Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

    In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

GLOBAL INVESTING

    Investors should recognize that investing in foreign securities involves special considerations which are not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain Funds permit entering into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

    As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.


    Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of a Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.


    Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

INVESTMENT COMPANY SECURITIES


    The 1940 Act, generally prohibits a Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. A Fund may not purchase shares of any affiliated investment company except as permitted by the Investment Company Act of 1940 or other applicable law.


MORTGAGE-RELATED DEBT SECURITIES

    Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

    The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX

    The International Magnum Fund seeks to achieve its objective by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country (defined below) weightings determined by the Adviser. After establishing regional allocation strategies, the Adviser then selects equity securities among issuers of a region. The Fund invests in countries (each an "EAFE country") comprising the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index (the "EAFE Index.")

    The EAFE Index is one of seven International Indices, twenty National Indices and thirty-eight Industry Indices making up the Morgan Stanley Capital International Indices. The Morgan Stanley Capital International EAFE Index is based on the share prices of 1,066 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. "Europe" includes Austria, Belgium, Denmark, Finland, France, Germany, Italy,

    The Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. "Far East" includes Japan, Hong Kong and Singapore/Malaysia.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX

    The investment objective of the Global Equity Allocation Fund is to provide long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index. The Adviser determines country allocations for the Fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Fund will invest in the United States and industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index (the "World Index"). The World Index is one of seven International Indices, twenty National Indices and thirty-eight International Industry Indices making up the Morgan Stanley Capital International Indices.

    The World Index is based on the share prices of companies listed on the stock exchanges of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/ Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS

    For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Funds will invest in U.S. Dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied.

PORTFOLIO TURNOVER

    It is anticipated that the annual portfolio turnover rate for each of the Funds, except the Growth and Income and Aggressive Equity Funds, will not exceed 100%, although in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Funds. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. See "Taxes" in the Prospectus for more information on taxation. The portfolio turnover rate for a year is the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the Fund for the year, excluding securities with maturities of one year or less. The rate of portfolio turnover will not be a limiting factor when a Fund deems it appropriate to purchase or sell securities for the portfolio. However, the U.S. federal tax requirement that a Fund derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit the Fund's ability to dispose of its securities. See "Federal Income Tax." The tables set forth in the Prospectus under "Financial Highlights" present each of the Non-Money Market Funds historical portfolio turnover ratios.

REPURCHASE AGREEMENTS

    The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. The term of a repurchase agreement is usually from overnight to one week, and never exceeds one year. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

    A reverse repurchase agreement involves the sale of securities held by a Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act. While reverse repurchase transactions are outstanding, the Funds will maintain in a segregated account cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

SECURITIES LENDING

    Each Fund may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

    At the present time, the Staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

STAND-BY COMMITMENTS

    A Fund may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase, at a Fund's option, a specified Municipal Obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

    The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of that Fund's total assets calculated immediately after each stand-by commitment is acquired.

    The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks and otherwise satisfy applicable quality standards. The Funds' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

    The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their right thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by that Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

STRIPPED MORTGAGE-BACKED SECURITIES

    Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

    SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

    Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SWAP CONTRACTS

    The Global Equity, Emerging Markets Debt, Equity Growth, Value and Mid Cap Growth Funds may enter into Swap Contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    The swaps in which the noted Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

    Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities, to avoid any potential leveraging of the Fund. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Funds may enter into OTC Derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. GOVERNMENT OBLIGATIONS

    Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

VARIABLE RATE DEMAND INSTRUMENTS

    Variable rate demand instruments held by each Money Market Fund may have maturities of more than 397 days, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 days, upon giving the prescribed notice (which may not exceed 30 days), and
(ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 days. In determining the weighted average maturity of a Fund and whether a variable rate demand instrument has a remaining maturity of 397 days or less, each instrument will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining whether an unrated variable rate demand instrument is of comparable quality at the time of purchase to instruments rated "high quality," the Adviser will follow guidelines adopted by the Company's Board of Directors.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. Each Fund will maintain with the appropriate Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to these commitments. It is possible that the market value at the time of settlement would be higher or lower than the purchase price if the general level of interest rates has changed.

ZERO COUPON BONDS

    Zero coupon bonds is a term used to describe notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States Government.

    A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed to be income received by zero coupon bondholders each year. Each Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Fund's distributions of net investment income.

    Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

    Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                               FEDERAL INCOME TAX

    The following is only a summary of certain additional federal tax considerations generally affecting the Company and its shareholders that are not described in the Company's prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Company or its shareholders, and the discussion here and in the Company's prospectuses are not intended as a substitute for careful tax planning.

    Each Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to each Fund separately, rather than to the Company as a whole. Each Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under subchapter M of the Code.

    The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Legislation and administrative changes or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

    In order to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code, each Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, gains from options, futures and forward contracts (the "90% Gross Income Test"); (b) derive less than 30% of its gross income each taxable year from the sale or other disposition of (i) stocks or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies (or options, futures or forward contracts on foreign currencies), but only if not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities) held less than three months (the "Short-Short Gain Test"), and (c) diversify its holdings so that, at the end of each fiscal quarter of the Company's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, United States Government securities, securities of other RICs, and other securities and cash items, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities or the securities of other
RICs). For purposes of the 90% gross income requirement described above, foreign currency gains may be excluded by regulation from income that qualifies under the 90% requirement.

    In addition to the requirements described above, in order to qualify as a RIC, a Fund must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and net short-term capital gains less operating expenses) to shareholders. If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

    If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such case, distributions (including capital gain distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits and such distributions generally will be eligible for the corporate dividends received deductions.

    Each Fund will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income and shareholders subject to tax will be able to claim their share of the tax paid by the Fund as a credit against their federal income tax liability.

    A gain or loss realized by a shareholder on the sale or exchange of shares of a Fund held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares.

    Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

    Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not certified on the Account Registration Form or on a separate form supplied by the Fund, that the Social Security or Taxpayer Identification Number provided is correct and that the shareholder is exempt from backup withholding or is not currently subject to backup withholding.

ADDITIONAL CONSIDERATIONS FOR THE TAX-FREE MONEY MARKET FUND

    In order for the Tax-Free Money Market Fund to pay exempt interest dividends during any taxable year, at the close of each quarter of its taxable year at least 50% of the value of the Fund's assets must consist of certain tax-exempt obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may, however, be subject to the alternative minimum tax (the "AMT") imposed by Section 55 and, in the case of corporate taxpayers, the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The AMT and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the AMT and the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the AMT and the Environmental Tax.

    The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% (depending on the taxpayer's income) of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual depending upon the individual's "modified adjusted gross income" (which includes exempt-interest dividends).

    The Tax-Free Money Market Fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use such a facility in their trade or business. Such entities or persons should consult their tax advisors before purchasing shares of this Fund.

    Issuers of bonds purchased by the Tax-Free Money Market Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

    Distributions of net investment income received by the Tax-Free Money Market Fund from investments in debt securities (other than interest on tax-exempt Municipal Obligations) and any net short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporate shareholders. Although the Tax-Free Money Market Fund generally does not expect to receive net investment income other than Tax-Exempt Interest, up to 20% of the net assets of the Fund may be invested in Municipal Obligations that do not bear Tax-Exempt Interest, and any taxable income recognized by the Fund will be distributed and taxed to its shareholders.

FOREIGN INCOME TAX

    It is expected that each Fund will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, if any, and a Fund may be subject to foreign income or other taxes with respect to other income. So long as more than 50% in value of a Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat certain foreign income taxes imposed on it under U.S. federal income tax law as paid directly by its shareholders. A Fund will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Fund makes the election, shareholders will be required to include in income their proportionate shares of the amount of foreign income taxes treated as imposed on the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction for their shares of the foreign income taxes in computing their federal income tax liability. (No deductions will be allowed in computing alternative minimum tax liability.)

    Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. A Fund's gains from the sale of securities will generally be treated as derived from U.S. sources and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations as individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

    The foregoing is only a general description of the treatment of foreign income taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

                   FEDERAL TAX TREATMENT OF FORWARD CURRENCY
                     CONTRACTS AND EXCHANGE RATE CONTRACTS

    Except for certain hedging transactions, each Fund is required for federal income tax purposes to recognize as gain or loss for each taxable year its net unrealized gains and losses on certain forward currency and futures contracts as of the end of each taxable year, as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, forward currency futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

    Any net gain realized from the closing out of futures contracts will generally be qualifying income for purposes of the 90% Gross Income test. In order to satisfy the Short-Short Gain test, however, a Fund will have to avoid realizing gains on futures contracts and certain forward contracts held less than three months and may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains of such contracts that have been open for less than three months as of the end of a Fund's taxable year and which are treated as recognized for tax purposes at the end of the taxable year will not be considered gains on securities held less than three months for purposes of the Short-Short Gain test.

    Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Fund's net investment income, if any, available to be distributed to its shareholders as ordinary income.

                         TAXES AND FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("Foreign Shareholder") depends on whether the income from the Company is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Company is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of ordinary income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from United States federal income tax on gains realized on the sale of shares of the Company, distributions of net long-term capital gains, and amounts retained by the Company which are designated as undistributed capital gains.

    If the income from the Company is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of net investment income and net long-term capital gains, and any gains realized upon the sale of shares of the Company, will be subject to U.S. federal income tax at the rates applicable to United States citizens and residents or domestic corporations.

    The Company may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

    The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Company.

                               PURCHASE OF SHARES

    For Class A shares of the Non-Money Funds, the purchase price of shares is based upon the net asset value per share plus the applicable sales charge, if any, next determined after the purchase order is received. Class B shares and Class C shares of the Non-Money Funds may be purchased at the net asset value per share next determined after the purchase order is received. For all classes of such Funds an order received prior to the regular close of the New York Stock Exchange (the "NYSE") (currently, 4:00 p.m., Eastern Time) will be executed at the price computed on the date of receipt; and an order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open. The purchase price of shares of the Non-Money Funds is based on such price as further described in the Prospectuses under "Purchase of Shares." Class A shares of the Non-Money Funds purchased without an initial sales charge that are redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC"), certain Class B shares of the Non-Money Funds that are redeemed within six years of purchase are subject to a CDSC of up to 5.00% and certain Class C shares of the Non-Money Funds that are redeemed within one year of purchase are subject to a 1.00% CDSC, as described in the Prospectus under "Purchase of Shares." The initial sales charge and CDSC are not applicable to shares of any class of any Non-Money Market Fund purchased through the automatic reinvestment of dividends or distributions paid by any Fund.

    The price of shares of the Money Market Funds is the net asset value per share next determined after Federal Funds are available to such Fund. A purchase of a Money Market Fund's shares by check is credited to the shareholder's account at the price next determined after receipt of Federal Funds on the day of receipt and will begin receiving dividends the following day.

    Shares of the Company may be purchased on any day the NYSE is open, except that shares of the Money Market Funds may be purchased on any day when both the NYSE and the Federal Reserve Banks are open. The NYSE is closed when the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively. Federal Reserve Banks are closed on Martin Luther King Day, Columbus Day and Veterans Day, in addition to such NYSE holidays.

    Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Company, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Fund's shares.

                              REDEMPTION OF SHARES

    Each Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. Additionally, if the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to payment wholly or partly in cash, the Company may pay the redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

    Any redemption may be more or less than the shareholder's cost depending on, among other factors, the market value of the securities held by the Fund(s). Class A shares of the Non-Money Funds purchased without an initial sales charge due to the size of the purchase that are redeemed within one year of purchase are subject to a 1.00% CDSC, certain Class B shares of the Non-Money Funds that are redeemed within six years of purchase are subject to a CDSC of up to 5.00% that decreases to 0% after six years, and certain Class C shares of the Non-Money Funds that are redeemed within one year of purchase are subject to a 1.00% CDSC as described in the Prospectus under "Purchase of Shares." Such initial sales charge and CDSC are not applicable to shares of any class of any Fund purchased through the automatic reinvestment of dividends or distributions paid by any Fund.

    To protect your account and the Company from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Company to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (2) share transfer requests.

    Eligible signature guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, provided that the institution is a member of the Securities Transfer Agents Medallion Program or another recognized signature guarantee program. Notaries public are not acceptable guarantors.

    The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Company are also being redeemed, on the letter or stock power.

    Redemption of shares held in broker street name may not be accomplished by mail or telephone as described above. Shares held in broker street name may be redeemed only by contacting the investment dealer, bank or financial services firm ("Participating Dealer") that handles your account.

                             INVESTMENT LIMITATIONS

    Each current Fund of the Company has adopted certain investment policies which are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Non-fundamental investment limitations may be changed by the Board of Directors of the Company.

    For the purpose of adopting investment limitations the current Funds have been divided into three separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:

Category I Funds:                 Global Fixed Income, Worldwide High
                                  Income, High Yield, American Value,
                                  Aggressive Equity, U.S. Real Estate,
                                  Global Equity Allocation, Asian Growth,
                                  Emerging Markets, Latin American,
                                  International Magnum, Japanese Equity,
                                  Growth and Income and European Equity
                                  Funds.

Category II Funds:                Equity Growth, Global Equity, Emerging
                                  Markets Debt, Mid Cap Growth and Value
                                  Funds.

Money Market Funds:               Money Market, Tax-Free Money Market and
                                  Government Obligations Money Market
                                  Funds.

CATEGORY I FUNDS

    The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:


     (1) invest in commodities, except that each of the Emerging Markets Fund, Latin American Fund, European Equity Fund, American Value Fund, Aggressive Equity Fund, Growth and Income and Worldwide High Income Fund may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate, and except that the U.S. Real Estate Fund may invest in real estate limited partnership interests, but may not invest in such interests that are not publicly traded;

     (3) underwrite the securities of other issuers;

     (4) invest for the purpose of exercising control over management of any company;

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;


     (6) except with respect to the Latin American Fund and U.S. Real Estate Fund, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;


     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases;


     (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund, Latin American Fund, European Equity Fund, Aggressive Equity Fund and Worldwide High Income Fund may enter into short sales in accordance with its investment objective and policies;


     (9) purchase or retain securities of an issuer if those officers and Directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;


    (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Worldwide High Income Fund, Latin American Fund and Growth and Income Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and except that each of the Latin American Fund, Aggressive Equity Fund and Worldwide High Income Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing;


    (11) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except that each of the Latin American, Aggressive Equity and Worldwide High Income Funds may pledge, mortgage or hypothecate its assets to secure borrowings in amounts up to 33 1/3% of its assets (including the amount borrowed);


    (12) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale and (ii) in fixed time deposits with a duration of over seven calendar days;


    (13) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

    (14) issue senior securities;

    (15) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

    (16) except for the Global Fixed Income Fund, Emerging Markets Fund, Latin America Fund, Aggressive Equity Fund and U.S. Real Estate Fund, purchase more than 10% of any class of the outstanding securities of any issuer; and

    (17) except for the Global Fixed Income Fund, Emerging Markets Fund, Latin America Fund and U.S. Real Estate Fund, purchase securities of an issuer (except obligations of the U.S. Government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Funds total assets, at market value, would be invested in the securities of such issuer.

    The following are non-fundamental investment limitations with respect to the Category I Funds. As a matter of non-fundamental policy, no Category I Fund will:

     (1) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such derivative securities will exceed 5% of its respective total assets except that the Emerging Markets, Latin American, European Equity, Aggressive Equity, Growth and Income and Worldwide High Income Funds may purchase puts and calls on foreign currencies and may write covered call options in accordance with its investment objective and policies;

     (2) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange;

     (3) invest in oil, gas or other mineral leases; and

     (4) invest in illiquid securities, except the Emerging Markets Fund may invest up to 25% of its total assets in privately placed securities, provided that it may not invest more than 15% of its total assets in illiquid securities, including securities for which there is no readily available market, and provided further that it will not invest more than 10% of its total assets in securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), except securities that are not registered under the 1933 Act but that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act.

    Each of the Global Fixed Income, Latin American, Aggressive Equity and U.S. Real Estate Funds will diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

    The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Funds of the Company may adopt different limitations.

CATEGORY II FUNDS

    The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

     (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities;

     (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

     (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation (8) below, (ii) by lending their portfolio securities, and (iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder;

     (4) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

     (5) except for the Emerging Markets Debt Fund, with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;


     (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.


     (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

     (8) Acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.


    The following are non-fundamental investment limitations with respect to the Category II Funds. As a matter of non-fundamental policy, no Category II Fund will:

     (1) enter into futures contracts to the extent that each Fund's outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of each Fund's total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage;

     (2) write put or call options except to the extent described above in (1);

     (3) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures, and options on futures;


     (4) sell short unless the Fund (i) owns the securities sold short, (ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short;


     (5) purchase or retain securities of an issuer if those Officers and Directors of the Company or any of its investment advisers owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (6) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets;

     (7) pledge, mortgage or hypothecate assets in an amount greater than 10% of its total assets in the case of the Equity Growth, Global Equity and Emerging Markets Debt Funds or 50% of its total assets in the case of the Mid Cap Growth and Value Funds, provided that each Fund may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

     (8) invest more than an aggregate of 15% of the net assets of the Fund, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board of Directors;

     (9) invest for the purpose of exercising control over management of any company;

    (10) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

    (11) in the case of the Equity Growth, Global Equity, and Emerging Markets Debt Funds, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets; and

    (12) in the case of the Emerging Markets Debt Fund, purchase a security if, as a result, with respect to 50% of its assets, it would hold more than 10% of the outstanding voting securities of an issuer or have more than 5% of its total assets invested in securities of an issuer or, with respect to 100% of its assets, it would have more than 25% of its total assets invested in securities of the issuer, except that these limitations do not apply to investments in U.S. Government securities.

    Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

MONEY MARKET FUNDS

    The following are fundamental investment limitations with respect to the Money Market Funds. No Money Market Fund will:

     (1) invest in commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) underwrite the securities of other issuers;

     (4) invest for the purpose of exercising control over management of any company;

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation, except that the Tax-Free Money Market Fund may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations;

     (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (in the case of the Money Market Fund) instruments issued by U.S. banks or their domestic branches;

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases;

     (8) issue senior securities or borrow money, except for borrowing money from banks for temporary purposes or (with respect to the Money Market Fund and Government Obligations Fund) for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund, any assets except as may be necessary in connection with permitted borrowings and then, in amounts not in excess of 10% of the value of the Fund's total assets at the time of the borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Fund's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's securities by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

     (9) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

    (10) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

    (11) with respect to the Money Market Fund, invest in other investment companies except to the extent permitted by the 1940 Act, provided that the Fund may invest only in investment companies that are unaffiliated with the Fund; and with respect to the Tax-Free Money Market Fund and Government Obligations Money Market Fund, invest more than 10% of the value of the Fund's assets in other investment companies that are unaffiliated with the Fund and then no more than 5% of the Fund's assets may be invested in any one money market fund;

    (12) with respect to the Money Market Fund, purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Fund's assets and may make time deposits;

    (13) with respect to the Tax-Free Money Market Fund, under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest");

    (14) with respect to the Government Obligations Money Market Fund, purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Fund's assets which may be invested in the securities of any one issuer of obligations that the Fund is permitted to purchase;

    (15) purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities subject to unconditional demand features issued by a non-controlled person) if immediately after and as a result at the time of purchase more than 5% of the Fund's total assets would be invested in the securities of such issuer; except that, under applicable regulations, the Fund may invest more than 5% of its total assets in any one issuer for up to three business days;

    (16) enter into repurchase agreements with more than seven days maturity if, as a result, more than 10% of the value of its net assets would be invested in these agreements and other investments for which market quotations are not readily available or which are otherwise illiquid; and

    (17) make loans, except that a Fund may purchase or hold debt obligations in accordance with its investment objectives, policies and limitations and, with respect to the Money Market and Government Obligations Money Market Funds, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned.

    With respect to limitation (6) above concerning industry concentration, the Money Market Fund will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

    The following are non-fundamental investment limitations with respect to the Money Market Funds. As a matter of non-fundamental policy, no Money Market Fund will:

     (1) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such derivative securities will exceed 5% of its respective total assets;

     (2) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange; and

     (3) invest in oil, gas or other mineral leases.

    The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Funds of the Company may adopt different limitations.

                 DETERMINING MATURITIES OF CERTAIN INSTRUMENTS

    Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (1) a government obligation with a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate;
(c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                           MANAGEMENT OF THE COMPANY

OFFICERS AND DIRECTORS

    The Company's Officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Company. The Directors set broad policies for the Company and choose its Officers. Three Directors and all of the Officers of the Company are directors, officers or employees of the Company's advisers or administrative services providers. The other Directors have no affiliation with the Company's advisers, distributor or administrative services providers or their affiliates. The Directors are also Directors of other open-end funds advised by MSAM (collectively with the Company, the "Open-End Fund Complex") and certain Directors are Directors of closed-end fund[s] advised by MSAM (together with the Open-End Fund Complex, the "Fund Complex"). Officers of the Company are also officers of funds in the Fund Complex and some or all of the other investment companies managed, administered, advised or distributed by MSAM or its affiliates. A list of the Directors and Officers of the Company and a brief statement of their present positions and principal occupations during the past five years is set forth below:

NAME, ADDRESS AND DATE OF
BIRTH                           POSITION WITH FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------  ----------------------  --------------------------------------------------
Barton M. Biggs*                Chairman and Director   Chairman and Director of Morgan Stanley Asset
 1221 Avenue of the Americas                             Management Inc. and Morgan Stanley Asset
 New York, NY 10020                                      Management Limited; Managing Director of Morgan
 11/26/32                                                Stanley & Co. Incorporated; Member of Investment
                                                         Advisory Counsel of the Thailand Fund; Member of
                                                         the Yale Development Board; Director of the Rand
                                                         McNally Company; Director and Officer of various
                                                         investment companies managed by Morgan Stanley
                                                         Asset Management Inc.

Warren J. Olsen*                Director and President  Principal of Morgan Stanley Asset Management Inc;
 1221 Avenue of the Americas                             President and Director of various investment
 New York, NY 10020                                      companies managed by Morgan Stanley Asset
 12/21/56                                                Management Inc.

John D. Barrett, II             Director                Chairman and Director of Barrett Associates, Inc.
 521 Fifth Avenue                                        (investment counseling); Director of the Ashforth
 New York, NY 10135                                      Company (real estate); Director of the Morgan
 8/21/35                                                 Stanley Institutional Fund, Inc., Morgan Stanley
                                                         Universal Funds, Inc. and PCS Cash Fund, Inc.

Gerard E. Jones                 Director                Partner in Richards & O'Neil LLP (law firm);
 43 Arch Street                                          Director of the Morgan Stanley Institutional
 Greenwich, CT 06830                                     Fund, Inc., Morgan Stanley Universal Funds, Inc.
 1/23/37                                                 and PCS Cash Fund, Inc.

Andrew McNally IV               Director                Chairman and Chief Executive Officer of Rand
 8255 North Central                                      McNally (publication); Director of Allendale
 Park Avenue                                             Insurance Co., Mercury Finance (consumer
 Skokie, IL 60076                                        finance); Zenith Electronics, Hubbell, Inc.
 11/11/39                                                (industrial electronics); Director of the Morgan
                                                         Stanley Institutional Fund, Inc., Morgan Stanley
                                                         Universal Funds, Inc. and PCS Cash Fund, Inc.

Samuel T. Reeves                Director                Chairman of the Board and CEO, Pinacle Trading
 8211 North Fresno Street                                L.L.C. (investment firm); Director, Pacific Gas
 Fresno, CA 93720                                        and Electric and PG&E Enterprises (utilities);
 7/28/34                                                 Director of the Morgan Stanley Institutional
                                                         Fund, Inc., Morgan Stanley Universal Funds, Inc.
                                                         and PCS Cash Fund, Inc.

Fergus Reid                     Director                Chairman and Chief Executive Officer of LumeLite
 85 Charles Colman Blvd.                                 Corporation (injection molding firm); Trustee and
 Pawling, NY 12564                                       Director of Vista Mutual Fund Group; Director of
 8/12/32                                                 the Morgan Stanley Institutional Fund, Inc.,
                                                         Morgan Stanley Universal Funds, Inc. and PCS Cash
                                                         Fund, Inc.

NAME, ADDRESS AND DATE OF
BIRTH                           POSITION WITH FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------  ----------------------  --------------------------------------------------
Frederick O. Robertshaw         Director                Of Counsel, Copple, Chamberlin & Boehm, P.C. and
 2800 North Central Avenue                               Rake, Copple, Downey & Black, P.C. (law firms);
 Phoenix, AZ 85004                                       Director of the Morgan Stanley Institutional
 1/24/34                                                 Fund, Inc., Morgan Stanley Universal Funds, Inc.
                                                         and PCS Cash Fund, Inc.

Frederick B. Whittemore*        Director                Advisory Director of Morgan Stanley & Co.
 1251 Avenue of the                                      Incorporated; Vice-Chairman and Director of
 Americas, 30th Flr.                                     various investment companies managed by Morgan
 New York, NY 10020                                      Stanley Asset Management Inc.
 11/12/30

James W. Grisham*               Vice President          Principal of Morgan Stanley Asset Management Inc.;
 1221 Avenue of the Americas                             Officer of various investment companies managed
 New York, NY 10020                                      by Morgan Stanley Asset Management Inc.
 10/24/41

Michael F. Klein*               Vice President          Principal of Morgan Stanley Asset Management Inc;
 1221 Avenue of the Americas                             Officer of various investment companies managed
 New York, NY 10020                                      by Morgan Stanley Asset Management Inc.
 12/12/58                                                Previously practiced law with the New York law
                                                         firm of Rogers & Wells.

Harold J. Schaaff, Jr.*         Vice President          Principal of Morgan Stanley & Co. Incorporated;
 1221 Avenue of the Americas                             General Counsel and Secretary of Morgan Stanley
 New York, NY 10020                                      Asset Management Inc.; Officer of various
 6/10/60                                                 investment companies managed by Morgan Stanley
                                                         Asset Management Inc.

Joseph P. Stadler*              Vice President          Vice President of Morgan Stanley Asset Management
 1221 Avenue of the Americas                             Inc.; Officer of various investment companies
 New York, NY 10020                                      managed by Morgan Stanley Asset Management Inc.
 6/7/54                                                  Previously with Price Waterhouse LLP
                                                         (accounting).

Valerie Y. Lewis*               Secretary               Vice President of Morgan Stanley Asset Management
 1221 Avenue of the Americas                             Inc.; Officer of various investment companies
 New York, NY 10020                                      managed by Morgan Stanley Asset Management Inc.
 3/26/56                                                 Previously with Citicorp (banking).

Karl O. Hartmann                Assistant Secretary     Senior Vice President, Secretary and General
 73 Tremont Street                                       Counsel of Chase Global Funds Services Company;
 Boston, MA 02108-3913                                   Previously with Leland, O'Brien, Rubinstein
 3/7/55                                                  Associates, Inc. (investments).

James R. Rooney                 Treasurer               Vice President, Director of Fund Administration
 73 Tremont Street                                       and Compliance Services, Chase Global Funds
 Boston, MA 02108-3913                                   Services Company; Officer of various investment
 10/21/58                                                companies managed by Morgan Stanley Asset
                                                         Management Inc. Previously with Scudder, Stevens
                                                         & Clark, Inc. (investment) and Ernst & Young LLP
                                                         (accounting).

Joanna Haigney                  Assistant Treasurer     Manager of Fund Administration and Compliance
 73 Tremont Street                                       Services, Chase Global Funds Services Company;
 Boston, MA 02108-3913                                   Officer of various investment companies managed
 10/10/66                                                by Morgan Stanley Asset Management Inc.
                                                         Previously with Coopers & Lybrand LLP.

------------------
* "Interested Person" within the meaning of the 1940 Act

REMUNERATION OF DIRECTORS AND OFFICERS


    The Open-End Fund Complex pays each of the nine Directors who is not an "interested person" an annual aggregate fee of $55,000, plus out-of-pocket expenses. The Open-End Fund Complex will pay each of the members of the Company's Audit Committee, which consists of three of the Company's Directors who are not "interested persons," an additional annual aggregate fee of $10,000 for serving on such a committee. The allocation of such fees will be among the two funds in the Open-End Fund Complex in direct proportion to their respective average net assets. For the fiscal period ended June 30, 1996, the Company paid approximately $77,000 in Directors' fees and expenses. Directors who are also Officers or affiliated persons receive no remuneration for their services as Directors. The Company's Officers and employees are paid by the Advisers or their agents. As of December 11, 1996, to Company management's knowledge, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding common stock of each Fund of the Company. The following table shows aggregate compensation paid to each of the Company's Directors by the Company and the Fund Complex, respectively, for the fiscal year from July 1, 1995 to June 30, 1996.


                               COMPENSATION TABLE

                                                                                                      (5)
                                                                                                     TOTAL
                                                                       (3)                        COMPENSATION
                                                                    PENSION OR                        FROM
                                                        (2)         RETIREMENT         (4)         REGISTRANT
                                                     AGGREGATE       BENEFITS       ESTIMATED       AND FUND
                                                    COMPENSATION    ACCRUED AS       ANNUAL       COMPLEX PAID
                       (1)                              FROM       PART OF FUND   BENEFITS UPON        TO
             NAME OF PERSON, POSITION                REGISTRANT      EXPENSES      RETIREMENT     DIRECTORS++
--------------------------------------------------  ------------   ------------   -------------   ------------
Barton M. Biggs*
 Director and Chairman of the Board...............     $    0          $ 0             $ 0          $     0
John D. Barrett, II,*
 Director.........................................     $65,000         $ 0             $ 0          $65,000
John E. Eckleberry,***
 Director.........................................     $    0          $ 0             $ 0          $     0
Gerard E. Jones,*
 Director.........................................     $65,000         $ 0             $ 0          $72,100
Warren J. Olsen,*
 Director and President...........................     $    0          $ 0             $ 0          $     0
Andrew McNally IV,*
 Director.........................................     $55,000+        $ 0             $ 0          $55,000
Samuel T. Reeves,*
 Director.........................................     $55,000+        $ 0             $ 0          $55,000
Fergus Reid,*
 Director.........................................     $65,000+        $ 0             $ 0          $72,100
Frederick O. Robertshaw,**
 Director.........................................     $55,000+        $ 0             $ 0          $55,000
Frederick B. Whittemore,**
 Director (Chairman of the Board until June 28,
 1995)............................................     $    0          $ 0             $ 0          $13,750

------------------
  * Elected (Director) as of June 28, 1995.

 ** Reelected as of June 28, 1995.

*** Resigned as of June 28, 1995.

  + The total amount of deferred compensation for Frederick O. Robertshaw, Samuel T. Reeves, Fergus Reid, Andrew McNally, IV, and Frederick B. Whittemore was $0, $32,500, $27,500, $27,500 and $3,000, respectively.

 ++ Although the Fund Complex includes Morgan Stanley Universal Funds, Inc.
    ("Universal"), as of June 30, 1996, the Directors had not received compensation for their services on the Board of Directors of Universal.

INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS


    MSAM is a wholly-owned subsidiary of Morgan Stanley Group Inc. (the "Group"). The principal offices of the Group are located at 1221 Avenue of the Americas, New York, NY 10020. MAS is an indirect wholly-owned subsidiary of the Group with its principal offices located at One Tower Bridge, West Conshohocken, PA 19428.


    As one of the world's premier global investment managers affiliated with one of the leading global financial services firms and with offices in the United States, Europe and Asia, MSAM brings a truly global perspective to the investment of its clients' assets. This global perspective, coupled with Morgan Stanley's long-standing tradition of integrity and prudence, puts MSAM in a unique position to offer investment management services. As compensation for advisory services to the Company for the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser earned fees of approximately $2,322,000 (and voluntarily waived a portion of such fees equal to approximately $1,026,000), $4,571,000 (and voluntarily waived a portion of such fees equal to approximately $868,000), $7,177,000 (and voluntarily waived a portion of such fees equal to approximately $1,328,000) respectively. Further, for the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, MSAM, as adviser for the PCS Money Market Portfolio (the "Predecessor Money Market Portfolio") the predecessor to the Money Market Fund received $686,138, $611,754 and $759,398, respectively (net of voluntary fee waivers of $109,879, $87,105 and $153,797 respectively) and as adviser for the PCS Government Obligations Money Market Portfolio (the "Predecessor Government Obligations Money Market Portfolio") the predecessor to the Government Obligations Money Market Fund received $412,757, $897,867 and $395,312 respectively (net of voluntary fee waivers of $25,448, $0 and $45,251, respectively).

    MAS provides investment services to employee benefit plans, endowment funds, foundations, and other institutional investors and has served as investment adviser to the MAS Funds, a registered open-end investment company, since 1984. At September 30, 1996, MAS managed investments totaling approximately $37.5 billion.

    Pursuant to the Administration Agreements between the Advisers, respectively, and the Company, MSAM and MAS (each, an "Administrator") provide administrative services to those Funds that MSAM or MAS, respectively, serves as Adviser. For their services under the Administration Agreements, the Company pays the Administrators a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Non-Money Market Fund and 0.10% of the first $200 million of each Money Market Fund's average daily net assets, 0.75% of the next $200 million of average daily net assets, .05% of the next $200 million of average daily net assets, and .03% on average daily net assets over $600 million. For the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, the Company paid administrative fees to MSAM of approximately $852,000, $1,154,000 and $1,801,654 respectively. For the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, PFPC Inc., which served as administrator to the Predecessor Money Market Portfolio and Predecessor Government Obligations Money Market Portfolio (the "Predecessor Portfolios"), was paid aggregate administrative fees of $283,085, $346,829 and $273,252 respectively. MAS did not serve as an Administrator and received no compensation from the Company prior to the end of the fiscal year ended June 30, 1996.


    Under Sub-Administration Agreements between the Administrators, respectively, and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC," formerly Mutual Funds Service Company, a corporate affiliate of Chase) provides certain administrative services to the Company. CGFSC provides operational and administrative services to investment companies with approximately $66 billion in assets and having approximately 200,000 shareholder accounts as of September 30, 1996. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.


DISTRIBUTION OF FUND SHARES

    Morgan Stanley & Co. Incorporated ("Morgan Stanley"), a wholly-owned subsidiary of the Group, served as the distributor of the Company's shares pursuant to a Distribution Agreement with the Company and a Plan of Distribution for the Money Market Funds and each class of the Non-Money Funds pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan" and collectively, the "Plans"). Subsequent to January 1, 1997, Van Kampen American Capital Distributors, Inc. (the "Distributor") replaced Morgan Stanley as distributor of the Company's shares pursuant to a Distribution Agreement with the Company and the Plans. Under each Plan the Company's distributor is entitled to receive from the Funds a distribution fee, which is accrued daily and paid quarterly, of up to 0.50% for each of the Money Market Funds and up to 0.75% of the Class B shares and Class C shares of each of the Non-Money Funds, on an annualized basis, of the average daily net assets of such Fund or classes. The Distributor expects to allocate most of its fee to investment dealers, banks or financial service firms that provide distribution, administrative or shareholder services (a "Participating Dealer"). The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.


    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor's actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee. The Plans for the Class A, Class B and Class C shares of the Non-Money Market Funds were most recently approved by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto, on December 12, 1996 and the Plan for the Money
Market Funds was most recently approved on                 .

    The Distributor did not serve as the distributor and received no compensation from the Company prior to the end of the fiscal year ended June 30, 1996. As compensation for providing distribution services to the Company for the fiscal year ended June 30, 1996, Morgan Stanley received aggregate fees of approximately $4,267,000 which were attributable approximately as follows:

                                                                                                    FISCAL YEAR ENDED
                                                                                                      JUNE 30, 1996
FUND NAME                                                                                                 (000)
-------------------------------------------------------------------------------------------------  -------------------
Global Equity Allocation Fund-Class A............................................................       $     126
Global Equity Allocation Fund-Class B+...........................................................              47
Global Equity Allocation Fund-Class C+...........................................................             496
Global Fixed Income Fund-Class A.................................................................              26
Global Fixed Income Fund-Class B+................................................................               3
Global Fixed Income Fund-Class C+................................................................              56
Asian Growth Fund-Class A........................................................................             516
Asian Growth Fund-Class B+.......................................................................             194
Asian Growth Fund-Class C+.......................................................................           1,505
Emerging Markets Fund-Class A....................................................................             131
Emerging Markets Fund-Class B+...................................................................              35
Emerging Markets Fund-Class C+...................................................................             309
Latin American Fund-Class A......................................................................              28
Latin American Fund-Class B+.....................................................................               6
Latin American Fund-Class C+.....................................................................              55
American Value Fund-Class A......................................................................              57
American Value Fund-Class B+.....................................................................              14
American Value Fund-Class C+.....................................................................             187
Worldwide High Income Fund-Class A...............................................................              90
Worldwide High Income Fund-Class B+..............................................................             112
Worldwide High Income Fund-Class C+..............................................................             231
Aggressive Equity Fund-Class A...................................................................               4
Aggressive Equity Fund-Class B...................................................................              10
Aggressive Equity Fund-Class C...................................................................              10
High Yield Fund-Class A..........................................................................               2
High Yield Fund-Class B..........................................................................               5
High Yield Fund-Class C..........................................................................               5
U.S. Real Estate Fund-Class A....................................................................               1
U.S. Real Estate Fund-Class B....................................................................               3
U.S. Real Estate Fund-Class C....................................................................               3
International Magnum Fund-Class A**..............................................................             N/A
International Magnum Fund-Class B**..............................................................             N/A
International Magnum Fund-Class C**..............................................................             N/A
Japanese Equity Fund-Class A**...................................................................             N/A
Japanese Equity Fund-Class B**...................................................................             N/A
Japanese Equity Fund-Class C**...................................................................             N/A
Growth and Income Fund-Class A**.................................................................             N/A
Growth and Income Fund-Class B**.................................................................             N/A
Growth and Income Fund-Class C**.................................................................             N/A
European Equity Fund-Class A**...................................................................             N/A
European Equity Fund-Class B**...................................................................             N/A
European Equity Fund-Class C**...................................................................             N/A
Money Market Fund**++............................................................................             N/A
Tax-Free Money Market Fund**.....................................................................             N/A
Government Obligations Money Market Fund**++.....................................................             N/A
Equity Growth Fund-Class A**.....................................................................             N/A
Equity Growth Fund-Class B**.....................................................................             N/A
Equity Growth Fund-Class C**.....................................................................             N/A
Global Equity Fund-Class A**.....................................................................             N/A
Global Equity Fund-Class B**.....................................................................             N/A
Global Equity Fund-Class C**.....................................................................             N/A
Emerging Markets Debt Fund-Class A**.............................................................             N/A
Emerging Markets Debt Fund-Class B**.............................................................             N/A
Emerging Markets Debt Fund-Class C**.............................................................             N/A
Mid Cap Growth Fund-Class A**....................................................................             N/A
Mid Cap Growth Fund-Class B**....................................................................             N/A
Mid Cap Growth Fund-Class C**....................................................................             N/A
Value Fund-Class A**.............................................................................             N/A
Value Fund-Class B**.............................................................................             N/A
Value Fund-Class C**.............................................................................             N/A

------------------
** Not operational as of June 30, 1996.
 + The Class B shares listed above were created on May 1, 1995. The original
   Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.
++ As compensation for providing distribution services to the Predecessor
   Portfolios for the fiscal years ended June 30, 1996, Morgan Stanley received fees from the Predecessor Money Market Portfolio in the amount of $843,776 and from the Predecessor Government Obligations Money Market Portfolio in the amount of $439,236.

CODE OF ETHICS

    The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Adviser and, as described below, impose additional, more onerous, restrictions on the Company's investment personnel.

    The Codes require that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Company within periods of trading by the Company in the same (or equivalent) security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    The names and addresses of the holders of 5% or more of the outstanding shares of any class of the Company as of December 11, 1996 and the percentage of outstanding shares of such classes owned beneficially or of record by such shareholders as of such date are, to Company management's knowledge, as follows:


    GLOBAL EQUITY ALLOCATION FUND: Scott & Stringfellow PSP, C/O David Plageman, P.O. Box 1575, Richmond, VA 23213, owned 5% of the total outstanding Class A shares of such Fund.


    GLOBAL FIXED INCOME FUND: The Private Bank & Trust Co., 10 Dearborn Street, Chicago, IL 60602, owned 9% of the total outstanding Class A shares of such Fund and Oppenheimer Company, Inc., P.O. Box 3484, Church Street Station, New York, NY 10008, owned 12% of the total outstanding Class B shares of such Fund.



    AMERICAN VALUE FUND: Smith Barney, Inc., 388 Greenwich Street, New York, NY 10013, owned 6% of the total outstanding Class A shares of such Fund; James G. McMurray, M.D., Profit Sharing Plan, 303 Williams Avenue, Suite 411, Huntsville, AL 35801, owned 6% of the total outstanding Class B shares of such Fund and Morgan Stanley Group, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 13% of the total outstanding Class C shares of such Fund.



    WORLDWIDE HIGH INCOME FUND: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104 owned 13% of the total outstanding Class A shares of such Fund.



    EMERGING MARKETS FUND: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104, owned 30% of the total outstanding Class A shares of such Fund.*



    HIGH YIELD FUND: Morgan Stanley Group, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 75% of the total outstanding Class A shares of such Fund, 63% of the total outstanding Class B shares of such Fund and 78% of the total outstanding Class C shares of such Fund.*



    LATIN AMERICAN FUND: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104, owned 23% of the total outstanding Class A shares of such Fund and Smith Barney, Inc., 388 Greenwich Street, New York, NY 10013, owned 6% of the total outstanding Class B shares of such Fund.



    U.S. REAL ESTATE FUND: Morgan Stanley Group, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 35% of the total outstanding Class A shares of such Fund, 51% of the total outstanding Class B shares of such Fund and 82% of the total outstanding Class C shares of such Fund.*



    AGGRESSIVE EQUITY FUND: Morgan Stanley Group, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 26% of the total outstanding Class A shares of such Fund, 43% of the total outstanding Class B shares of such Fund and 43% of the total outstanding Class C shares of such Fund.*



    INTERNATIONAL MAGNUM FUND: Morgan Stanley Group, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 73% of the total outstanding Class A shares of such Fund; 64% of the total outstanding Class B shares of such Fund and 62% of the total outstanding Class C shares of such Fund.*


    MONEY MARKET FUND: PFPC, Inc., 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, owned 1.11% of the total outstanding shares of the Fund.


    GOVERNMENT OBLIGATIONS MONEY MARKET FUND: PFPC, Inc., 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, owned 94% of the total outstanding shares of the Fund.*


    TAX-FREE MONEY MARKET FUND:  N/A

    JAPANESE EQUITY FUND:  N/A

    GROWTH AND INCOME FUND:  N/A

    EUROPEAN EQUITY FUND:  N/A

    EQUITY GROWTH FUND:  N/A

    GLOBAL EQUITY FUND:  N/A

    EMERGING MARKETS DEBT FUND:  N/A

    MID CAP GROWTH FUND:  N/A

    VALUE FUND:  N/A


    The shareholder may be deemed a "controlling person" of the particular Fund by virtue of its power to control the voting or disposition of the shares it owns. As a result of its ownership position, the shareholder may be able to control the outcome of matters voted on by shareholders of the Fund.


                       MONEY MARKET FUND NET ASSET VALUE

    Each of the Money Market Funds seeks to maintain a stable net asset value per share of $1.00. Each Fund uses the amortized cost method of valuing its securities, which does not take into account unrealized gains or losses. The use of amortized cost and the maintenance of a Fund's per share net asset value at $1.00 is based on the Fund's election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each of the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities which are of "eligible quality" as determined in accordance with regulations of the SEC.

    The Rule also requires that the Directors, as a particular responsibility within the overall duty of care owed to shareholders, establish procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield available for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by, or under procedures adopted by, the Directors.

    In the event of a deviation of over 1/2 of 1% between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. The Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, paying distributions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations.

    There are various methods of valuing the assets and of paying dividends and distributions from a money market fund. Each of the Money Market Funds values its assets at amortized cost while also monitoring the available market bid price, or yield equivalents. Since dividends from net investment income will be declared daily and paid monthly, the net asset value per share of such Funds will ordinarily remain at $1.00, but the Investment Funds' daily dividends will vary in amount. Net realized short-term capital gains, if any, less any capital loss carryforwards, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event, at least once a year. The Money Market Funds do not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually, less any capital loss carryforwards.

                             PORTFOLIO TRANSACTIONS

    The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. The Company has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Company.

    In purchasing and selling securities for the Funds, it is the Company's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Funds, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Company. Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Company's Directors.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For the three fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, the Company paid brokerage commissions of approximately $618,000, $115,622 and $180,458, respectively, to the Distributor, an affiliated broker-dealer. For the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, commissions paid to the Distributor represented approximately 30%, 7% and 6%, respectively, of the total amount of brokerage commissions paid in such period and which were paid on transactions that represented 21%, 3% and 2% respectively, of the aggregate dollar amount of transactions that incurred commissions paid by the Company during such period.

    Fund securities will not be purchased from, or through, or sold to or through, the Adviser or Morgan Stanley or any "affiliated persons," as defined in the 1940 Act, of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

                            PERFORMANCE INFORMATION

    The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

    Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

TOTAL RETURN

    From time to time the Funds may advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10- year period (or over the life of the Fund) and the deduction of all applicable Company expenses on an annual basis.

    Total return figures are calculated according to the following formula:


   P(1+T)n      =      ERV


    where:

         P      =      a hypothetical initial payment of $1,000
         T      =      average annual total return
         n      =      number of years
       ERV      =      ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

    Calculated using the formula above, the average annualized total return, exclusive of a sales charge or deferred sales charge, for each of the Funds that commenced operations prior to June 30, 1996 for the one-year period ended June 30, 1996 and for the period from the inception of each Fund through June 30, 1996 are as follows:

                                                       ONE-YEAR        INCEPTION
                                          INCEPTION  PERIOD ENDED    THROUGH JUNE
                                            DATE     JUNE 30, 1996     30, 1996
                                          ---------  -------------   -------------
Global Equity Allocation Fund
    Class A Shares......................   01/04/93      24.62%          14.58%
    Class B Shares+.....................   08/01/95      18.08%            N/A
    Class C Shares+.....................   01/04/93      23.65%          13.74%
Global Fixed Income Fund
    Class A Shares......................   01/04/93       5.20%           7.12%
    Class B Shares+.....................   08/01/95       3.76%            N/A
    Class C Shares+.....................   01/04/93       4.47%           6.27%
Asian Growth Fund
    Class A Shares......................   06/23/93       4.45%          13.78%
    Class B Shares+.....................   08/01/95       1.82%            N/A
    Class C Shares+.....................   06/23/93       3.64%          12.98%
American Value Fund
    Class A Shares......................   10/18/93      17.41%          11.29%
    Class B Shares+.....................   08/01/95      12.29%            N/A
    Class C Shares+.....................   10/18/93      16.50%          10.42%
Worldwide High Income Fund
    Class A Shares......................   04/21/94      19.61%          13.28%
    Class B Shares+.....................   08/01/95      17.07%            N/A
    Class C Shares+.....................   04/21/94      18.71%          12.45%
Emerging Markets Fund
    Class A Shares......................   07/06/94      14.16%           0.47%
    Class B Shares+.....................   08/01/95       9.45%            N/A
    Class C Shares+.....................   07/06/94      13.30%           0.29%
Latin American Fund
    Class A Shares......................   07/06/94      39.35%           3.56%
    Class B Shares+.....................   08/01/95      29.96%            N/A
    Class C Shares+.....................   07/06/94      38.26%           2.64%
Aggressive Equity Fund
    Class A Shares......................   01/02/96      20.52%            N/A
    Class B Shares......................   01/02/96      20.18%            N/A
    Class C Shares......................   01/02/96      20.10%            N/A
U.S. Real Estate Fund
    Class A Shares......................   05/01/96       4.63%            N/A
    Class B Shares......................   05/01/96       4.54%            N/A
    Class C Shares......................   05/01/96       4.54%            N/A
High Yield Fund
    Class A Shares......................   05/01/96       0.29%            N/A
    Class B Shares......................   05/01/96       0.21%            N/A
    Class C Shares......................   05/01/96       0.21%            N/A
International Magnum Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A
Japanese Equity Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A
Growth and Income Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A

                                                       ONE-YEAR        INCEPTION
                                          INCEPTION  PERIOD ENDED    THROUGH JUNE
                                            DATE     JUNE 30, 1996     30, 1996
                                          ---------  -------------   -------------
European Equity Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A
Equity Growth Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A
Global Equity Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A
Emerging Markets Debt Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A
MidCap Growth Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A
Value Fund
    Class A Shares......................        N/A        N/A             N/A
    Class B Shares......................        N/A        N/A             N/A
    Class C Shares......................        N/A        N/A             N/A
Money Market Fund.......................   03/12/92        N/A             N/A
Tax-Free Money Market Fund..............        N/A        N/A             N/A
Government Obligations Money Market
 Fund...................................   03/12/96        N/A             N/A

------------------
  The European Equity, International Magnum, Japanese Equity, Growth and Income, Equity Growth, Global Equity, Emerging Markets Debt, Mid Cap Growth, Value, Money Market, Tax-Free Money Market and Government Obligations Money Market Funds had not commenced operations in the fiscal year ended June 30, 1996.

+ The Class B shares listed above were created on May 1, 1995. The original
  Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.

* Not Annualized.

YIELD FOR CERTAIN FUNDS

    From time to time certain of the Funds may advertise yield.

    Current yield reflects the income per share earned by a Fund's investments.

    Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

    Current yield figures are obtained using the following formula:

                      2[(a - b + 1) - 1]
Yield          =      ------------------
                              cd

    where:

    a          =      dividends and interest earned during the period
    b          =      expenses accrued for the period (net of reimbursements)
    c          =      the average daily number of shares outstanding during the period that were entitled to receive income distributions
    d          =      the maximum offering price per share on the last day of the period

    The 30-day yield for the Global Fixed Income Fund as of June 30, 1996 was 4.63% for Class A shares; 4.69% for Class B shares and 3.94% for Class C shares. The 30-day yield for the Worldwide High Income Fund as of June 30, 1996 was 12.56% for Class A shares; 12.42% for Class B shares and 12.40% for Class C shares.

                  CALCULATION OF YIELD FOR MONEY MARKET FUNDS

    The current yield of the Money Market, Tax-Free Money Market and Government Obligations Money Market Funds are calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. The yields of the Predecessor Money Market Portfolio and Predecessor Government Obligations Money Market Portfolio for the 7-day period ended June 30, 1996 were 4.40% and 4.42% respectively. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for each Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result. The effective yields of the Predecessor Money Market Portfolio and Predecessor Government Obligations Money Market Portfolio for the 7-day period ended June 30, 1996 were 4.50% and 4.52% respectively.

    The yield of a Fund will fluctuate. The annualization of a week's dividend is not a representation by the Fund to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Funds, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing fund instruments, computing net asset value and calculating yield.

                            TAXABLE EQUIVALENT YIELD

    It is easy to calculate your own taxable equivalent yield if you know your tax bracket. The formula is:

   Tax Free Yield
-------------------       =      Your Taxable Equivalent
1 - Your Tax Bracket             Yield


    For example, if you are in the 28% tax bracket and can earn a tax-free yield of 7.5%, the taxable equivalent yield would be 10.42%. The table below indicates the advantages of investments in Municipal Bonds for certain investors. Tax-exempt rates of interest payable on a Municipal Bond (shown at the top of each column) are equivalent to the taxable yields set forth opposite the respective income tax levels, based on income tax rates effective for the tax year 1996 under the Internal Revenue Code. There can, of course, be no guarantee that the Tax-Free Money Market Fund will achieve a specific yield. Also, it is possible that some portion of the Fund's dividends may be subject to federal income taxes. A substantial portion, if not all, of such dividends may be subject to state and local taxes.


                         TAXABLE EQUIVALENT YIELD TABLE


          SAMPLE LEVEL OF             FEDERAL
           TAXABLE INCOME              INCOME         TAXABLE EQUIVALENT RATES BASED ON TAX-EXEMPT YIELD OF:
------------------------------------    TAX     ------------------------------------------------------------------
  SINGLE RETURN      JOINT RETURN     BRACKETS   3%     4%     5%     6%      7%      8%      9%     10%     11%
-----------------  -----------------  --------  -----  -----  -----  -----  ------  ------  ------  ------  ------
$0-$24,000         $0-$40,000           15%     3.53%  4.71%  5.88%  7.06%  8.24%   9.41%   10.59%  11.76%  12.94%
$24,001-$58,150    $40,101-$96,900      28%     4.17%  5.56%  6.94%  8.33%  9.72%   11.11%  12.50%  13.89%  15.28%
$58,151-$121,300   $96,901-$147,700     31%     4.35%  5.80%  7.25%  8.70%  10.14%  11.59%  13.04%  14.49%  15.94%
$123,301-$263,750  $147,001-$263,750    36%     4.69%  6.25%  7.81%  9.38%  10.94%  12.50%  14.06%  15.63%  17.19%
$263,751 and up    $263,751 and up     39.6%    4.97%  6.62%  8.28%  9.93%  11.59%  13.23%  14.90%  16.56%  18.21%


--------------

* Net amount subject to 1996 Federal Income Tax after deductions and exemptions, not indexed for 1996 income tax rates.


COMPARISONS

    To help investors better evaluate how an investment in a Fund of Morgan Stanley Fund, Inc. might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications may be used:

    (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    (b) Standard & Poor's 500 Stock Index or its component indices -- unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

    (d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

    (e) Lipper -- Capital Appreciation Index -- a composite of mutual funds managed for maximum capital gains.

    (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

    (g) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

    (h) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

    (i) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Association.

    (j) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

    (k) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated BBB or better, United States Treasury/agency issues and mortgage pass-through securities.

    (l) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

Australian Dollars       Netherlands Guilder
Canadian Dollars         Swiss Francs
European Currency Units  UK Pounds Sterling
French Francs            U.S. Dollars
Japanese Yen             German Deutsche Marks

    (m) J.P. Morgan Traded Global Bond Index -- is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

    (n) Lehman LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

    (o) Lehman Aggregate Bond Index -- is an unmanaged index made up of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

    (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. Ifmis a value-weighted index calculated on price change only and does not include income.

    (q) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 36% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

    (r) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

    (s) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

    (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

    (u) Consumer Price Index (or cost of Living Index), published by the United States Bureau of Labor Statistics -- a statistical measure of change, over time, in the price of goods and services in major expenditure groups. (v) Stocks, Bonds, Bills and Inflation, published by Hobson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, Treasury bills and inflation.

    (w) Savings and Loan Historical Interest Rates -- as published in the United States Savings & Loan League Fact Book.

    (x) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers Inc. and Bloomberg L.P.

    (y) The MSCI Combined Far East Free ex-Japan Index, a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Taiwan and Thailand. Korea is included in the MSCI Combined Far East Free ex-Japan Index at 20% of its market capitalization.

    (z) CS First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

    (bb) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, New Zealand, the Far East, Canada and the United States.

    (cc) Morgan Stanley Capital International Emerging Markets Global Latin American Index -- An unmanaged, arithmetic market value weighted average of the performance of over 196 securities on the stock exchanges of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. (Assumes reinvestment of dividends.)

    (dd) IFC Global Total Return Composite Index -- An unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

    (ee) EMBI+ -- Expanding on the EMBI, which includes only Bradys, the EMBI+ includes a broader group of Brady Bonds, loans, Eurobonds and U.S. Dollar local markets instruments. A more comprehensive benchmark than EMBI, the EMBI+ covers 49 instruments from 14 countries. At $98 billion, its market cap is nearly 50% higher than the EMBI's. The EMBI+ is not, however, intended to replace the EMBI but rather to complement it. The EMBI continues to represent the most liquid, most easily traded segment of the market, while the EMBI+ represents the broader market, including more of the assets that investors typically hold in their portfolios. Both of these indices are published daily.

    (ff) The MSCI Latin America Global Index -- is a broad-based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (Assumes reinvestment of dividends).

    (gg) Morgan Stanley Capital International Japan Index -- An unmanaged index of common stocks (assumes dividends reinvested).

    (hh) NAREIT Index -- An unmanaged market weighted index of tax qualified REITs (excluding healthcare REITs) listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.


    (ii) Standard & Poor's 400 Mid Cap Index -- The Standard and Poor's Midcap 400 is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the medium market capitalization is approximately $700 million.


    In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION

    Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

    From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

    Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

    The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley clients. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

    The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley; and the portfolio managers' goals, strategies and investment techniques.

    The Funds' advertisements may discuss economic and political conditions of the U.S. and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as the views of Morgan Stanley as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

    The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

    The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

AMERICAN VALUE FUND

    The American Value Fund's portfolio managers are "value" investors, and as such, their mission is to buy stocks of quality U.S.-based companies they believe to be selling below their intrinsic worth and sell them when they reach fair value. This involves buying quality stocks when they are out of favor with the majority of investors and selling them after the market has realized their fair value.

    Since 1926, small market capitalization stocks have, on average, outperformed large market capitalization stocks by 2%-3% annualized. Small capitalized stocks are defined as the five smallest market capitalization deciles of the Center for Research in Security Prices at the University of Chicago ("CRSP"); large capitalization stocks constitute the five largest CRSP market capitalization deciles.

    Wilshire Associates reports small cap value stocks (an index made up of the lowest price-to-book, lowest price-to-earnings and highest yielding small capitalization stocks) have outperformed the average small cap stock as well as the average small cap growth stock during the period of 1978 to 1995, and with less risk than the average small cap growth stock (an index made up of small capitalization stocks with the highest earnings growth, highest price-to-book and highest price-to-earnings ratios as shown in the chart below).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     RETURNS   RISK (STANDARD DEVIATION)
S&P 500                                 15.4%                      15.7%
Small Capitalization Value              20.0%                      19.7%
Small Capitalization Mean               16.7%                      21.3%
Small Capitalization Growth             16.6%                      24.7%
Source:
Wilber Associates Style
Performance
Date 1978-1995

    Past performance is no guarantee of future results. The S&P 500 and the Style Portfolio Data are unmanaged indices of securities. The risk factor is an annualized standard deviation of the annual returns. The Small Cap Value Index is a straightforward composite benchmark. It is the average of three separate indices: Low Price/Book Index ("Low P/B"), High Yield Index, and Low Price/Earnings Index ("Low P/E"). Each index is computed by sorting the companies of stocks ranked 501-2000 by market capitalization by the fundamental measure. The universe is then split into equally weighted deciles based on the sorted fundamental measure. The Low P/B and the Low P/E indices are simply the unweighted returns from the 8th and 9th decile. The High Yield Index is the unweighted return from the 2nd and 3rd decile. The process is a repetitive, rigid algorithm which is not subject to manager selectivity. The Small Cap Index is the Decile 6-8 index of the Center for Research in Security Prices of the University of Chicago ("CRSP"). The CRSP indices are composed of nearly all common stocks traded on the NYSE, AMEX, and NASDAQ within a given market-cap range. The size cutoffs are determined by ranking all NYSE stocks by market cap, forming deciles, and then adding all the issues that fit the size range from the other deciles. The CRSP Decile 6-8 represents the sixth through eighth deciles. The market capitalization ranges characterized by both indices are consistent with each other and represent the MSAM/Chicago definition of the small capitalization universe.

THE ASIAN GROWTH POTENTIAL

    Annual growth, as measured by Gross National Product, in the 1990s is projected to be 5.3% in Asia as compared with 2% in both North America and Europe, according to the World Bank Atlas. According to Morgan Stanley research, the economies in this region are less mature and are expected to have a higher rate of sustainable growth well into the next century.

    According to research conducted by J. Walter Thompson, by the year 2000, Asia will have two-thirds of the world's population; only four of the world's largest cities will be non-Asian; affluent Asian households will rise by 50% to 51 million; and per capita Gross Domestic Product ("GDP") will double. In addition, 240 million Asian households will have televisions (a 70% increase in the past 5 years, as compared with a 4.3% increase in Britain and a 6.7% increase in the U.S.). China currently has one-quarter of the world's population and is projected to have 200 million middle-class consumers by the year 2000. By 2012, China, alone, is projected to have the world's largest economy.

    Annualized returns of stock markets in Asia are, in some cases, twice that of the U.S., according to Morgan Stanley Capital International (MSCI) Indices. On a relative basis, stock prices in this region are less than many countries in the world, according to MSCI.

    MORGAN STANLEY: THE ASIAN AUTHORITY. Morgan Stanley has a strong commitment to the Asian region. The portfolio team is based in Morgan Stanley's Singapore office, with managers who are native to the region and the markets they analyze, offering local insights that have contributed to a superior performance record. Morgan Stanley has over 1,250 employees located in the Far East and has offices in Singapore, Shanghai, Taipei and Seoul.

                              ESTIMATED GNP GROWTH
                                   1990-2000

Asia...................        5.3%
North America..........        2.0%
South America..........        2.2%
Europe.................        2.0%
Middle East............        1.6%
Africa.................        0.3%
SOURCE: WORLD BANK
ATLAS

           1991-1995 ANNUALIZED RETURNS/GROSS DIVIDENDS (US DOLLARS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                       RETURNS (%)
Hong Kong                                                                                     25.51
Philippines                                                                                   36.29
CFEFxJ                                                                                        20.89
Thailand                                                                                      20.62
Singapore                                                                                     18.60
Malaysia                                                                                      15.29
USA                                                                                           13.62
World                                                                                          9.73
EAFE                                                                                           7.56
Korea                                                                                          4.52
Indonesia                                                                                     -3.61
Taiwan                                                                                        -5.11
Japan                                                                                         -4.89
Past performance of Asian markets is not a guarantee of their future performance and is
not indicative of the Fund's future performance. The chart is for educational purposes only.
For information on the performance of the Morgan Stanley Asian Growth Fund, please contact
your investment representative.
Sources: MSCI Indices*

Past Performance is no guarantee of future results. The MSCI indices represent an unmanaged basket of equity securities. The returns shown assume the reinvestment of all distributions of income and capital gains and do not reflect the deduction of sales charges or management fees and expenses that would be applicable to a managed basket of equity securities. The deduction of such sales charges and management fees and expenses would reduce the returns shown. It is not possible to invest directly in an index of equity securities, including any of the MSCI indices. An investment strategy may be designed to replicate an index of equity securities and may be more or less successful in achieving such a replication.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

    The Company's Articles of Incorporation permit the Directors to issue 21.75 billion shares of common stock, par value $.001 per share, from an unlimited number of Funds. Currently the Company is authorized to offer shares of twenty-two Funds, nineteen of which have Class A, Class B and Class C shares.

    The shares of each Fund of the Company are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund of the Company have no pre-emptive rights. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share owned (and a fractional vote for each fractional share owned), then standing in his name on the books of the Company.

DIVIDENDS AND DISTRIBUTIONS

    The Company's policy is to distribute substantially all of each Fund's net investment income, if any. Each Fund may choose to make sufficient distributions of net capital gains to avoid liability for federal excise tax. A Fund will not be subject to federal income tax on capital gains or ordinary income distributed to shareholders so long as it qualifies as a RIC (see discussion under "Dividends and Distributions" and "Taxes" in the Prospectus). However, the Company may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or distributions cannot be predicted.

    Any dividend or distribution paid shortly after an investor purchases shares of an Non-Money Market Fund will reduce the per share net asset value of that Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes to shareholders subject to taxes as set forth in the Prospectus.

    As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and distributions of a Fund are automatically reinvested in additional shares of that Fund at net asset value as of the business day following the record date.

This reinvestment policy will remain in effect until the shareholder notifies the Transfer Agent in writing at least three days prior to a record date that the shareholder has elected either the Income Option (income dividends in cash and distributions in additional shares at net asset value) or the Cash Option (both income dividends and distributions in cash). No initial sales charge or CDSC is imposed on shares of any of the Funds, including the Non-Money Funds, that are purchased through the automatic reinvestment of dividends and distributions of a Fund.

    Each Fund generally will be treated as a separate corporation (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains of any Fund, whether or not distributed to investors, cannot be offset against net capital losses of any other Fund.

CUSTODY ARRANGEMENTS

    Chase serves as the Company's domestic custodian except with respect to the Money Market Funds. Chase is not affiliated with Morgan Stanley & Co. Incorporated. Morgan Stanley Trust Company, Brooklyn, NY, acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with Rule 17f-5 adopted by the SEC under the 1940 Act. Morgan Stanley Trust Company is an affiliate of Morgan Stanley & Co. Incorporated. In the selection of foreign subcustodians, the Directors consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Company, and the reputation of the institution in the particular country or region. PNC Bank, N.A. serves as the Company's custodian for each of the Money Market Funds.

                     DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

    EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") DESCRIPTION OF BOND RATINGS:

    AAA -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. AA -- Bonds which are rated AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    EXCERPTS FROM STANDARD & POOR'S CORPORATION ("S&P") DESCRIPTION OF BOND
ARATINGS: AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree. A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid. D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

    DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1 -- best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2 -- high quality with margins of protection ample although not so large as in the preceding group.

    DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("P1") -- Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

    EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTES ISSUES: S-1+ -- very strong capacity to pay principal and interest; SP-1 -- strong capacity to pay principal and interest.

    DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATING: A-1+ -- this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is very strong.

    WITH RESPECT TO RATINGS BY IBCA LTD., the designation A1 by IBCA, Ltd. indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

II.  DESCRIPTION OF UNITED STATES GOVERNMENT SECURITIES

    The term "United States Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

    United States Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and United States Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Associates, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the United States Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the United States Government.

    Some of the United States Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

    An instrumentality of the United States Government is a Government agency organized under federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks, and the Federal National Mortgage Association.

                              FINANCIAL STATEMENTS



    The Company's audited financial statements and notes thereto for the fiscal year ended June 30, 1996, and the report thereon of Price Waterhouse LLP, independent accountants, which appear in the June 30, 1996 Annual Report to Shareholders and the unaudited financial statements and notes thereto for the period from July 1, 1996 to November 30, 1996 for the International Magnum Fund follow. The International Magnum Fund, Japanese Equity Fund, Growth and Income Fund, European Equity Fund, Equity Growth Fund, Global Equity Fund, Emerging Markets Debt Fund, Mid Cap Growth Fund, Value Fund, Money Market Fund, Tax-Free Money Market Fund and Government Obligations Money Market Fund were not operational as of the date of the Annual Report.


    The PCS Cash Fund, Inc.'s audited financial statements and notes thereon for the fiscal year ended June 30, 1996, and the report thereon of Coopers & Lybrand LLP which appear in the PCS Cash Fund, Inc.'s Annual Report to Shareholders also follow. These financial statements and notes and report thereon relate to the PCS Money Market Portfolio and PCS Government Obligations Money Market Portfolio which were the predecessors of the Morgan Stanley Money Market Fund and Morgan Stanley Government Obligations Money Market Fund, respectively.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
COMMON STOCKS (86.5%)
  AUSTRALIA (2.4%)
       17,000  Amcor Ltd. .......................................  $    116
       21,500  Australian National Industries Ltd. ..............        17
       27,200  Boral Ltd. .......................................        71
        6,700  Brambles Industries Ltd. .........................        93
       47,800  Broken Hill Proprietary Ltd. .....................       660
       14,900  Burns, Philip & Co., Ltd. ........................        28
       12,700  Coca-Cola Amatil Ltd. ............................       141
       34,300  Coles Myer Ltd. ..................................       125
        8,000  CRA Ltd. .........................................       123
       27,400  CSR Ltd. .........................................        97
       61,600  Fosters Brewing Corp. ............................       106
       21,751  General Property Trust............................        37
       12,300  Gio Australia Holdings Ltd. ......................        30
       32,400  Gold Mines of Kalgoorlie Ltd. ....................        35
       34,100  Goodman Fielder Ltd. .............................        34
     (a)5,488  Highlands Gold Ltd. (New).........................         3
        8,700  ICI Australia Ltd. ...............................        76
        7,212  Lend Lease Corp., Ltd. ...........................       111
       42,400  MIM Holdings Ltd. ................................        55
       35,100  National Australia Bank Ltd. .....................       324
        8,200  Newcrest Mining Ltd. .............................        33
       48,800  News Corp., Ltd. .................................       277
    (a)18,600  Normandy Mining Ltd. .............................        29
       19,256  North Broken Hill Peko Ltd. ......................        55
       27,900  Pacific Dunlop Ltd. ..............................        63
       26,400  Pioneer International Ltd. .......................        77
        6,041  Renison Goldfields Consolidated Ltd. .............        29
       16,800  Santos Ltd. ......................................        58
        3,600  Sons of Gwalia Ltd. ..............................        25
       20,100  Southcorp Holdings Ltd. ..........................        50
       11,000  Tabcorp Holdings Ltd. ............................        50
     (a)9,000  TNT Ltd. .........................................        10
       26,800  Western Mining Corp. .............................       192
       48,000  Westpac Banking Corp., Ltd. ......................       212
                                                                   --------
                                                                      3,442
                                                                   --------
  AUSTRIA (0.3%)
           50  Austria Mikro Systems International AG............         5
        (a)60  Austrian Airlines AG..............................         9
          790  Bank of Austria AG................................        64
       (a)147  Bank of Austria AG (New)..........................        12
          200  Bank of Austria AG-Partial Certificate............         7
          150  Bau Holdings AG...................................         9
          210  Boehler-Udderholm AG..............................        16
           60  BWT AG............................................         8
          660  Creditanstalt-Bankverein..........................        44
          270  EA-Generali AG....................................        80
          240  Flughafen Wein AG.................................        17
           80  Lenzing AG........................................         5
       (a)300  Mayr-Melnhof Karton AG............................        13
          780  Oesterreichische Elektrizitaets 'A'...............        60
          300  OMV AG............................................        30
          510  Radex-Heraklith Industriebet AG...................        16
        (a)80  Universale-Bau AG.................................         3
          440  VA Technologie AG.................................        54
          120  Wienerberger Baustoffindustrie AG.................        24
                                                                   --------
                                                                        476
                                                                   --------

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
  BRAZIL (0.2%)
   (a)243,000  Cia Paulista De Forca e Luz.......................  $     22
      850,000  Cia Siderurgica Nacional..........................        22
      800,000  Eletrobras........................................       215
      184,000  Light.............................................        49
(a)(d)184,000  Light (New).......................................        13
    (a)17,828  Telesp ...........................................         3
                                                                   --------
                                                                        324
                                                                   --------
  FRANCE (4.3%)
          575  Accor S.A. .......................................        81
        2,650  Alcatel Alsthom...................................       232
        1,225  Air Liquide.......................................       217
        2,956  AXA S.A. .........................................       162
        2,650  Banque Nationale de Paris.........................        93
        2,027  Banque Paribas....................................       120
          500  BIC...............................................        71
          582  Bouygues..........................................        65
          425  Canal Plus........................................       104
          635  Carrefour S.A. ...................................       356
        1,600  Casino Guichard...................................        66
       (a)125  Chargeurs International S.A. .....................         6
          343  Cie Bancaire S.A. ................................        39
        1,670  Cie de Saint-Gobain...............................       224
        2,890  Cie de Suez S.A. .................................       106
        2,173  Cie Generale des Eaux.............................       243
        5,540  Compagnie UAP.....................................       113
        4,850  Elf Acquitaine....................................       357
          650  Eridania Beghin-Say S.A. .........................       102
        1,368  Groupe Danone RFD.................................       207
        1,090  Havas S.A. .......................................        89
        1,927  Lafarge Coppee S.A. ..............................       117
          510  Legrand S.A. .....................................        91
        1,220  L'Oreal...........................................       406
        1,655  LVMH Moet Hennessy Louis Vuitton..................       393
        1,323  Lyonnaise des Eaux S.A. ..........................       126
        2,310  Michelin (C.G.D.E.) 'B'...........................       113
       (a)125  Pathe S.A. .......................................        29
        1,100  Pernod-Ricard.....................................        71
          380  Pinault S.A. .....................................       133
          340  Promodes..........................................        98
        1,005  PSA Peugeot Citroen S.A. .........................       135
        5,862  Rhone-Poulenc S.A. 'A'............................       154
           85  Sagem.............................................        51
          220  Saint Louis.......................................        59
        1,755  Sanofi S.A. ......................................       132
     (a)2,550  Schneider S.A. ...................................       134
       (a)600  Simco S.A. .......................................        55
        (a)29  Simco S.A. (New)..................................         2
           90  Societe Eurafrance S.A. ..........................        35
        1,589  Societe Generale..................................       175
          150  Sodexho S.A. .....................................        67
        2,750  Thomson CSF S.A. .................................        77
        4,000  Total S.A. 'B'....................................       297
     (a)5,040  Usinor Sacilor....................................        73
                                                                   --------
                                                                      6,076
                                                                   --------
  GERMANY (5.8%)
       (a)100  Aachener & Muenchener Beteiligungs AG.............        72
       (a)900  Agiv AG...........................................        17
          500  Allianz AG........................................       870
          100  Asko Deutsche Kaufhaus AG.........................        74

    46
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
  GERMANY (CONT.)
        1,400  BASF AG...........................................  $    399
       16,000  Bayer AG..........................................       564
        5,400  Bayer Hypotheken Bank AG..........................       131
        5,850  Bayer Vereinsbank AG..............................       164
       (a)100  Beiersdorf AG.....................................        99
          100  Bilfinger & Berger Bau AG.........................        42
          150  Brau und Brunnen AG...............................        16
       (a)400  Bremer Vulkan Verbund AG..........................         1
           50  CKAG Colonia Konz AG..............................        40
        2,400  Continental AG....................................        39
     (a)1,150  Daimler-Benz AG...................................       618
          250  Degussa AG........................................        85
       10,500  Deutsche Bank AG..................................       498
          800  Deutsche Lufthansa AG.............................       113
       11,000  Dresdner Bank AG..................................       276
          100  Heidelberger Zement AG............................        69
          200  Hochtief AG.......................................        89
          300  Karstadt AG.......................................       120
          200  Kaufhof Holding AG................................        76
     (a)1,350  Kloeckner-Humboldt-Deutz AG.......................         5
          250  Linde AG..........................................       162
        (a)50  Linotype-Hell AG..................................         2
          250  MAN AG............................................        63
          850  Mannesmann AG.....................................       293
        3,773  Merck KGAA........................................       143
          153  Muenchener Rueck (Registered).....................       313
          500  Preussag AG.......................................       126
        7,600  RWE AG............................................       296
        1,410  SAP AG............................................       208
        1,550  Schering AG.......................................       113
       13,150  Siemens AG........................................       706
        (a)50  Starbag AG........................................         4
          900  Thyssen AG........................................       165
       11,250  Veba AG...........................................       599
          550  Viag AG...........................................       219
       (a)128  Viag AG RFD.......................................        51
          600  Volkswagen AG.....................................       224
                                                                   --------
                                                                      8,164
                                                                   --------
  HONG KONG (4.6%)
    (a)28,000  Applied International Holdings Ltd. ..............         2
       29,135  Bank of East Asia Ltd.............................       107
      110,000  Cathay Pacific Airways Ltd. ......................       202
       82,000  Cheung Kong Holdings Ltd. ........................       591
       74,000  China Light and Power Co., Ltd. ..................       336
       61,289  China Estate Holdings Ltd. .......................        55
       29,000  Dickson Concepts International Ltd. ..............        37
       24,000  Giordano Holdings Ltd. ...........................        23
       47,000  Hang Lung Development Corp. ......................        88
       71,600  Hang Seng Bank Ltd. ..............................       721
        7,200  Hong Kong Aircraft Engineering Co., Ltd. .........        22
       72,480  Hong Kong & China Gas Co. ........................       116
       48,000  Hong Kong Shanghai Hotels.........................        82
      404,516  Hong Kong Telecommunications Ltd. ................       726
      156,869  Hopewell Holdings Ltd. ...........................        85
      131,000  Hutchison Whampoa Ltd. ...........................       824
       38,000  Hysan Development Co. ............................       116
       15,000  Johnson Electric Holdings Ltd. ...................        34
        2,400  Melco International Development Ltd. .............         1
       22,000  Miramar Hotel Investment Ltd. ....................        49
       57,135  New World Development Co., Ltd. ..................       265
                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
       53,000  Oriental Press Goup...............................  $     28
       14,300  Peregrine Investment Holdings.....................        21
       40,905  Shangri-La Asia Ltd. .............................        57
       62,000  Shun Tak Holdings Ltd. ...........................        38
       70,000  South China Morning Post..........................        48
       39,000  Stelux Holdings Ltd. .............................         9
       85,000  Sun Hung Kai Properties Ltd. .....................       859
       58,500  Swire Pacific Ltd. 'A'............................       501
       16,000  Television Broadcasting Ltd. .....................        60
       81,000  Wharf Holdings Ltd. ..............................       290
       13,000  Winsor Industrial.................................        11
        5,716  Wing Lung Bank....................................        33
                                                                   --------
                                                                      6,437
                                                                   --------
  INDONESIA (0.3%)
    (d)17,465  Bank Dagang Nasional (Foreign)....................        15
    (d)31,294  Barito Pacific Timber (Foreign)...................        21
    (d)26,949  Gadjah Tungal (Foreign)...........................        13
    (d)80,000  Gudang Garam (Foreign)............................       343
     (d)8,966  Jakarta International Hotel (Foreign).............         8
     (d)9,500  Jaya Real Property (Foreign)......................        31
       11,500  Lippo Bank (Foreign)..............................        20
                                                                   --------
                                                                        451
                                                                   --------
  ITALY (6.6%)
       44,475  Assicurazioni Generali S.p.A. ....................     1,027
       90,300  Banca Commerciale Italiana........................       182
       29,900  Banco Ambrosiano Veneto...........................        80
       13,000  Benetton Group S.p.A. ............................       168
        8,700  Cartiere Burgo S.p.A. ............................        48
      108,500  Credito Italiano S.p.A. ..........................       127
       41,000  Edison S.p.A. ....................................       248
      451,000  Ente Nazionale Idrocarburi S.p.A. ................     2,252
     (a)5,000  Falck Acciaierie & Ferriere Lombarde..............        19
      189,500  Fiat S.p.A. ......................................       636
       46,700  Fiat S.p.A. Di Risp NCS...........................        80
    (a)31,000  Fidis Finanziaria di Sviluppo S.p.A. .............        85
    (a)16,000  Impreglio S.p.A. .................................        17
       47,600  Istituto Bancario San Paolo di Torina S.p.A. .....       308
       34,700  Istituto Mobiliare Italiano S.p.A. ...............       290
      234,200  Istituto Nazionale delle Assicurazioni (INA)......       350
       15,800  Italcementi S.p.A. ...............................       127
        8,650  Italcementi S.p.A. NCS............................        27
       38,400  Italgas...........................................       144
       15,565  La Rinascente S.p.A. .............................       112
       26,500  Magneti Marelli S.p.A. ...........................        38
       29,050  Mediobanca S.p.A. ................................       185
   (a)254,200  Montedison S.p.A. ................................       148
    (a)58,900  Montedison S.p.A. Di Risp NCS.....................        35
   (a)210,750  Olivetti Group....................................       114
    (a)49,700  Parmalat Finanziaria S.p.A. ......................        67
      105,000  Pirelli S.p.A. ...................................       176
       17,051  R.A.S. ...........................................       176
     (a)1,800  Saffa S.p.A. 'A'..................................         4
        7,100  S.A.I. ...........................................        68
        8,300  Sasib S.p.A. .....................................        34
       16,500  Sirti S.p.A. .....................................       106
       36,000  Snia BPD S.p.A. ..................................        40
      371,700  Telecom Italia S.p.A. ............................       800
       97,500  Telecom Italia Di Risp S.p.A. ....................       168
      375,300  Telecom Italia Mobile S.p.A.......................       840
                                                                   --------
                                                                      9,326
                                                                   --------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
  JAPAN (23.5%)
        2,200  Advantest Corp. ..................................  $     88
       24,000  Ajinomoto Co., Inc. ..............................       288
    (a)12,000  Aoki Corp. .......................................        45
        1,000  Aoyama Trading Co., Ltd. .........................        26
       39,000  Asahi Bank Ltd. ..................................       453
       12,000  Asahi Breweries Ltd. .............................       140
       36,000  Asahi Chemical Industry Co., Ltd. ................       258
       34,000  Asahi Glass Co. ..................................       407
    (a)71,000  Bank of Tokyo-Mitsubishi..........................     1,650
       12,000  Bridgestone Corp. ................................       229
       18,000  Canon, Inc. ......................................       375
        7,000  Casio Computer Co., Ltd. .........................        67
       19,000  Chiba Bank........................................       168
        5,000  Chiyoda Corp. ....................................        59
       12,000  Chugai Pharmaceutical Ltd. .......................       117
       24,000  Dai Nippon Printing Co., Ltd. ....................       465
       16,000  Daiei Inc. .......................................       193
       12,000  Daikin Industries Ltd. ...........................       132
       12,000  Daiwa House Industry..............................       186
       24,000  Daiwa Securities Co., Ltd. .......................       309
        8,000  Ebara Corp. ......................................       128
        5,100  Fanuc Co. ........................................       203
       45,000  Fuji Bank.........................................       971
       12,000  Fuji Photo Film Ltd. .............................       380
       39,000  Fujitsu Ltd. .....................................       357
       19,000  Furukawa Electric.................................       114
    (a)24,000  Hankyu Corp. .....................................       141
       12,000  Hazama-Gumi.......................................        53
       60,000  Hitachi Ltd. .....................................       560
       19,000  Honda Motor Co. ..................................       494
       38,000  Industrial Bank of Japan..........................       945
        8,000  Ito-Yokado Co., Ltd. .............................       484
    (a)48,000  Japan Airlines....................................       389
       30,000  Japan Energy Corp. ...............................       112
       13,000  Joyo Bank.........................................        99
        9,000  Jusco Co. ........................................       295
       24,000  Kajima Corp. .....................................       248
       12,800  Kansai Electric Power Co. ........................       294
       22,000  KAO Corp. ........................................       298
       61,000  Kawasaki Steel Corp. .............................       220
       36,050  Kinki Nippon Railway..............................       260
       24,000  Kirin Brewery Co. Ltd. ...........................       294
       24,000  Komatsu Ltd. .....................................       237
       36,000  Kubota Corp. .....................................       238
       24,000  Kumagai Gumi Co., Ltd. ...........................        97
       12,000  Kyowa Hakko Kogyo.................................       115
       36,000  Marubeni Corp. ...................................       198
        7,000  Marui Co. ........................................       156
       36,000  Matsushita Electric Industries Ltd. ..............       672
       36,000  Mitsubishi Chemical Corp. ........................       167
       33,000  Mitsubishi Corp. .................................       435
       42,000  Mitsubishi Electric Corp. ........................       294
       26,000  Mitsubishi Estate Co., Ltd. ......................       359
       65,000  Mitsubishi Heavy Industries Ltd. .................       567
       24,000  Mitsubishi Materials Corp. .......................       131
       21,000  Mitsubishi Trust and Banking Corp. ...............       355
       36,000  Mitsui & Co. .....................................       327
    (a)24,000  Mitsui Engineering & Shipbuilding Co., Ltd. ......        73
       19,000  Mitsui Fudosan Co., Ltd. .........................       257
       13,000  Mitsukoshi........................................       139
        5,000  Murata Manufacturing..............................       190
       29,000  NEC Corp. ........................................       316
                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
       24,000  New OJI Paper Co., Ltd. ..........................  $    208
       12,000  NGK Insulators Ltd. ..............................       135
       12,000  Nippon Denko Co., Ltd. ...........................       261
       23,000  Nippon Express Co., Ltd. .........................       225
       12,000  Nippon Fire & Marine Insurance Co. ...............        78
       12,000  Nippon Light Metal Co. ...........................        68
       12,000  Nippon Meat Packers...............................       171
       36,000  Nippon Oil Co. ...................................       245
      132,000  Nippon Steel Corp. ...............................       454
       36,000  Nippon Yusen Kabushiki Kaisha.....................       209
       45,000  Nissan Motor Co., Ltd. ...........................       401
    (a)70,000  NKK Corp. ........................................       213
       36,000  Nomura Securities Co., Ltd. ......................       705
       23,690  Odakyu Electric Railway Co. ......................       160
       53,000  Osaka Gas Co. ....................................       194
       12,000  Penta-Ocean Construction..........................        81
        4,000  Pioneer Electronic Corp. .........................        95
        2,000  Rohm Co. .........................................       132
       59,000  Sakura Bank.......................................       658
       12,000  Sankyo Co., Ltd. .................................       312
       36,000  Sanyo Electric Co., Ltd. .........................       220
        3,000  Secom Co. ........................................       199
        1,800  Sega Enterprises..................................        84
       12,000  Sekisui House Ltd. ...............................       137
       24,000  Sharp Corp. ......................................       421
        3,000  Shimano Inc. .....................................        54
        5,250  Shin-Etsu Chemical Co. ...........................       101
       17,000  Shinizu Corp. ....................................       188
        5,000  Shiseido Co., Ltd. ...............................        64
       16,000  Shizuoka Bank.....................................       206
    (a)24,000  Showa Denko K.K. .................................        74
        6,000  Sony Corp. .......................................       396
       52,000  Sumitomo Bank.....................................     1,008
       48,000  Sumitomo Chemical Co. ............................       230
       24,000  Sumitomo Corp. ...................................       214
       16,000  Sumitomo Electric Industries......................       230
        5,000  Sumitomo Forestry.................................        75
       84,000  Sumitomo Metal Industries.........................       258
       11,000  Sumitomo Metal Mining Co. ........................        95
       12,000  Sumitomo Osaka Cement Co., Ltd. ..................        59
       24,000  Taisei Corp., Ltd. ...............................       171
       24,000  Takeda Chemical Industries........................       426
       24,000  Teijin Ltd. ......................................       131
       24,000  Tobu Railway Co. .................................       158
        8,600  Tohoku Electric Power.............................       193
       37,000  Tokai Bank........................................       481
       36,000  Tokio Marine & Fire Insurance Co. ................       481
        5,000  Tokyo Dome Corp. .................................       101
       22,200  Tokyo Electric Power Co. .........................       565
        3,000  Tokyo Electron Ltd. ..............................        88
       35,000  Tokyo Gas Co. ....................................       128
       24,000  Tokyu Corp. ......................................       183
       16,000  Toppan Printing Co., Ltd. ........................       234
       36,000  Toray Industries, Inc. ...........................       249
       12,000  Toto Ltd. ........................................       181
       24,000  Toyobo Ltd. ......................................        90
       55,000  Toyota Motor Corp. ...............................     1,378
       24,000  Ube Industries Ltd. ..............................        92
       24,000  Yamaichi Securities...............................       165
       24,000  Yasuda Trust & Banking............................       152
                                                                   --------
                                                                     33,282
                                                                   --------

    48
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
  MALAYSIA (0.1%)
        2,000  Commerce Asset Holdings Bhd. .....................  $     12
        1,000  Hong Leong Industries Bhd. .......................         5
        4,000  Land & General Bhd. ..............................        10
        4,000  Leader Universal Holdings Bhd. ...................        11
        2,000  Malaysian Mining Corp. Bhd. ......................         2
        1,000  Malaysian Oxygen Bhd. ............................         5
        9,000  Metroplex Bhd. ...................................        10
        5,000  United Engineers Bhd. ............................        35
                                                                   --------
                                                                         90
                                                                   --------
  NETHERLANDS (1.5%)
        2,822  ABN-Amro Holdings N.V. ...........................       152
          700  Akzo Nobel N.V. ..................................        84
        5,800  Elsevier N.V. ....................................        88
          350  Heineken N.V. ....................................        78
        6,905  ING Groep N.V. ...................................       206
          785  KLM Royal Dutch Airlines N.V. ....................        25
        1,239  Koninklijke Ahold N.V. ...........................        67
          278  Koninklijke Hoogovens.............................        10
          900  Koninklijke KNP BT................................        22
        9,067  Koninklijke PTT Nederland N.V. ...................       344
          200  Nedlloyd Groep N.V. ..............................         5
        2,900  Phillips Electronics N.V. ........................        94
        4,700  Royal Dutch Petroleum N.V. .......................       727
          289  Stork N.V. .......................................         8
        1,400  Unilever N.V. ....................................       203
          640  Wolters Kluwer N.V. ..............................        73
                                                                   --------
                                                                      2,186
                                                                   --------
  SINGAPORE (2.1%)
       11,000  Amcol Holdings Ltd. ..............................        24
    (a)29,000  City Developments Ltd. ...........................       226
        7,000  Cycle & Carriage Ltd. ............................        75
       34,000  DBS Land Ltd. ....................................       117
       20,000  Development Bank of Singapore.....................       249
        9,000  First Capital Corp. ..............................        22
       11,200  Fraser & Neave Ltd. ..............................       116
       12,000  Hai Sun Hup Group Ltd. ...........................         9
       12,000  Hotel Properties Ltd. ............................        21
        5,000  Inchcape Bhd. ....................................        16
        5,000  Jurong Shipyard Ltd. .............................        25
       19,000  Keppel Corp. .....................................       159
       15,000  Natsteel Ltd. ....................................        30
       21,000  Neptune Orient Lines Ltd. ........................        22
       28,000  Oversea-Chinese Banking Corp. ....................       327
        5,000  Overseas Union Enterprise Ltd. ...................        27
       11,000  Parkway Holdings Ltd. ............................        33
        2,000  Robinson & Co., Ltd. .............................         8
        5,000  Shangri-La Hotel Ltd. ............................        18
       27,000  Singapore Airlines Ltd. (Foreign).................       285
       10,600  Singapore Press Holdings (Foreign)................       208
       21,000  Singapore Technologies Industrial Corp. ..........        56
      222,000  Singapore Telecommunications Ltd. ................       592
       10,000  Straits Trading Co., Ltd. ........................        26
       51,000  United Industrial Corp. Ltd. .....................        52
       21,000  United Overseas Bank Ltd. ........................       201
                                                                   --------
                                                                      2,944
                                                                   --------
  SPAIN (3.4%)
          540  Acerinox S.A. ....................................        56
        2,000  Aguas De Barcelona S.A. ..........................        74
        5,800  Argentaria S.A. ..................................       253
        9,353  Autopistas Concesionaria Espanola S.A. ...........       109
                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
       10,300  Banco Bilbao Vizcaya (Registered).................  $    418
        7,500  Banco Central Hispanoamericano S.A. ..............       153
        7,300  Banco Santander S.A. .............................       341
          700  Corporacion Financiera Alba S.A. .................        58
           99  Corporacion Mapfre S.A. ..........................         4
        1,250  Corporacion Mapfre ADR S.A. ......................        64
        2,650  Dragados & Construcciones S.A. ...................        35
        2,200  Ebro Agricolas, Compania de Alimentacion S.A. ....        25
          950  Empresa Nacional de Cellulosas S.A. ..............        14
       11,700  Empresa Nacional de Electricidad S.A. ............       731
          317  Energia y Indsutrias Aragonesas...................         2
    (a)11,300  Ercros S.A. ......................................         7
          700  Fomento de Construcciones y Contratas S.A. .......        58
        1,700  Gas Natural SDG 'E'...............................       358
          200  Gines Navarro Construction Co. ...................         2
       42,700  Iberdrola S.A. ...................................       439
        1,025  Inmobiliaria Metropolitana Vasco Central S.A. ....        35
          400  Portland Vaderrivas S.A. .........................        26
       13,800  Repsol S.A. ......................................       481
        1,700  Tabacalera S.A. 'A'...............................        86
       43,000  Telefonica de Espana..............................       793
       13,400  Union Electrica Fenosa S.A. ......................        86
        2,400  Uralita S.A. .....................................        23
        1,950  Vallehermoso S.A. ................................        39
        1,050  Viscofan Industria Navarra De Envolturas
                 Celulosicas S.A. ...............................        17
          380  Zardoya-Otis S.A. ................................        36
                                                                   --------
                                                                      4,823
                                                                   --------
  SWITZERLAND (1.5%)
           60  ABB AG (Bearer)...................................        74
           25  Adia S.A. (Bearer)................................         6
           25  Alusuisse-Lonza Holding AG (Bearer)...............        21
           50  Alusuisse-Lonza Holding AG (Registered)...........        41
           30  Ciba-Geigy AG (Bearer)............................        36
          160  Ciba-Geigy AG (Registered)........................       195
          800  CS Holding AG (Registered)........................        76
           10  Georg Fischer AG (Bearer).........................        12
           45  Holderbank Financiere Glaris AG, 'B' (Bearer).....        36
           30  Merkur Holding AG (Registered)....................         6
          250  Nestle S.A. (Registered)..........................       286
           10  Roche Holding AG (Bearer).........................       124
           45  Roche Holding AG-Genusshein.......................       344
          225  Sandoz AG (Registered)............................       258
        (a)25  SMH AG (Bearer)...................................        17
       (a)100  SMH AG (Registered)...............................        16
           10  Societe Generale de Surveillance Holding S.A.
                 (Bearer)........................................        24
           25  Sulzer AG (Registered)............................        16
          563  Swiss Bank Corp. (Registered).....................       111
          100  Swiss Reinsurance Co. (Registered)................       103
        (a)25  SwissAir AG (Registered)..........................        24
          140  Union Bank of Switzerland (Bearer)................       137
          150  Union Bank of Switzerland (Registered)............        32
          250  Zuerich Versicherungs-Gesellschaft (Registered)...        68
                                                                   --------
                                                                      2,063
                                                                   --------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
  UNITED KINGDOM (4.6%)
       12,500  Abbey National plc................................  $    105
       11,200  Argyll Group plc..................................        60
        8,300  Arjo Wiggins Appleton plc.........................        23
        3,800  Associated British Foods plc......................        23
       12,926  Barclays plc......................................       155
        8,100  Bass plc..........................................       102
       26,300  BAT Industries plc................................       205
        5,100  BICC plc..........................................        25
        9,684  Blue Circle Industries plc........................        54
        4,600  BOC Group plc.....................................        66
        9,500  Boots Co. plc.....................................        85
        6,400  BPB Industries plc................................        32
        3,814  British Aerospace plc.............................        58
        8,958  British Airways plc...............................        77
       35,600  British Gas plc...................................       100
       43,286  British Petroleum Co. plc.........................       380
       11,800  British Sky Broadcasting Group plc................        81
       16,500  British Steel plc.................................        42
       41,400  British Telecommunications plc....................       223
       32,506  BTR plc...........................................       128
        2,219  Burmah Castrol plc................................        35
       19,196  Cable & Wireless plc..............................       127
        9,100  Cadbury Schweppes plc.............................        72
        5,900  Caradon plc.......................................        20
        6,671  Coats Viyella plc.................................        18
        3,865  Commercial Union plc..............................        35
        3,800  Courtaulds plc....................................        25
        2,100  De La Rue plc.....................................        19
        3,800  General Accident plc..............................        39
       29,000  General Electric plc..............................       156
        4,129  GKN plc...........................................        63
       26,600  Glaxo Wellcome plc................................       358
        5,200  Granada Group plc.................................        70
       20,800  Grand Metropolitan plc............................       138
        9,200  Great Universal Stores plc........................        93
       12,600  Guardian Royal Exchange plc.......................        48
       15,700  Guinness plc......................................       114
       46,447  Hanson plc........................................       130
        9,200  Harrisons & Crosfield plc.........................        19
       14,382  HSBC Holdings plc.................................       220
        6,500  Imperial Chemical Industries plc..................        79
       12,808  Ladbroke Group plc................................        36
        5,700  Land Securities plc...............................        55
        5,900  Lasmo plc.........................................        16
       39,700  Lloyds TSB Group plc..............................       194
        6,700  Lonrho plc........................................        19
       26,300  Marks & Spencer plc...............................       192
        4,300  MEPC plc..........................................        27
       10,800  National Power plc................................        87
        7,300  Peninsular & Oriental Steam Navigation Co. .......        55
       10,800  Pilkington plc....................................        30
       19,308  Prudential Corp. plc..............................       122
        7,000  Rank Organisation plc.............................        54
        6,062  Redland plc.......................................        38
        5,100  Reed International plc............................        85
       14,200  Reuters Holdings plc..............................       172
        4,300  Rexam plc.........................................        23
        2,400  RMC Group plc.....................................        38
        3,838  Royal Bank of Scotland plc........................        29
        6,400  Royal Insurance Holdings plc......................        40
       11,100  RTZ Corp. plc (Registered)........................       164
                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
       11,047  Sainsbury (J) plc.................................  $     65
        1,900  Schroders plc.....................................        40
        6,800  Scottish Power plc................................        32
       14,100  Sears plc.........................................        22
        2,200  Sedwick Group plc.................................         5
        3,200  Slough Estates plc................................        11
       20,569  Smithkline Beecham plc............................       220
        2,700  Southern Electric plc.............................        30
       10,162  Tarmac plc........................................        18
        5,400  Taylor Woodrow plc................................        13
       14,631  Tesco plc.........................................        67
        5,100  Thames Water plc..................................        45
        4,600  Thorne EMI plc....................................       128
        3,831  TI Group plc......................................        32
        5,800  Unilever plc......................................       115
        4,900  United Utilities plc..............................        41
       27,200  Vodafone Group plc................................       101
        6,600  Zeneca Group plc..................................       146
                                                                   --------
                                                                      6,509
                                                                   --------
  UNITED STATES (25.3%)
        9,400  Abbott Laboratories...............................       409
     (a)6,600  Airtouch Communications, Inc. ....................       186
        3,000  Aluminum Co. of America...........................       172
        6,100  American Express Co. .............................       272
        8,400  American Home Products Corp. .....................       505
        4,600  American International Group, Inc. ...............       454
       14,900  American Telephone & Telegraph Co. ...............       924
        6,400  Amoco Corp. ......................................       463
     (a)3,000  AMR Corp. ........................................       273
        2,200  Atlantic Richfield Co. ...........................       261
        3,000  Automatic Data Processing, Inc. ..................       116
        6,010  Banc One Corp. ...................................       204
        6,000  BankAmerica Corp. ................................       454
        1,000  Bankers Trust New York Corp. .....................        74
        5,500  Bell Atlantic Corp. ..............................       351
        6,400  BellSouth Corp. ..................................       271
        6,000  Boeing Co. .......................................       523
        5,900  Bristol-Myers Squibb Co. .........................       531
        5,100  Campbell Soup Co. ................................       360
        3,000  Caterpillar, Inc. ................................       203
        4,000  Chevron Corp. ....................................       236
        4,900  Chrysler Corp. ...................................       304
        6,000  Chubb Corp. ......................................       299
     (a)4,000  Cisco Systems, Inc. ..............................       226
        4,900  Citicorp..........................................       405
       25,400  Coca-Cola Co. ....................................     1,241
        5,400  Columbia HCA/Healthcare Corp. ....................       288
        3,000  Computer Associates International, Inc. ..........       214
        6,000  Consolidated Edison Co. of New York, Inc. ........       176
        3,000  Cooper Industries, Inc. ..........................       124
        3,000  Corning, Inc. ....................................       115
        2,100  CSX Corp. ........................................       101
        1,500  Deere & Co. ......................................        60
        4,400  Dow Chemical Co. .................................       334
        8,800  Du Pont (EI) de Nemours Co. ......................       696
        6,000  Duke Power Co. ...................................       307
        3,000  Dun & Bradstreet Corp. ...........................       188
        6,000  Eastman Kodak Co. ................................       466
        3,000  Edison International..............................        53
        3,000  Electronic Data Systems Corp. ....................       161
        3,648  Eli Lilly & Co. ..................................       237

    50
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
  UNITED STATES  (CONT.)
        4,000  Enron Corp. ......................................  $    164
          900  Entergy Corp. ....................................        26
       14,700  Exxon Corp. ......................................     1,277
       10,800  Federal National Mortgage Association.............       362
        2,800  Fleet Financial Group, Inc. ......................       122
        6,000  FPL Group, Inc. ..................................       276
        2,300  Gannett Co., Inc. ................................       163
       17,400  General Electric Co. .............................     1,505
        9,600  General Motors Corp. .............................       503
        1,800  General RE Corp. .................................       274
        3,000  Goodyear Tire & Rubber Co. .......................       145
        1,200  H&R Block, Inc. ..................................        39
     (a)1,500  Harrah's Entertainment, Inc. .....................        42
        6,000  Hewlett-Packard Co. ..............................       598
        5,550  H.J. Heinz Co. ...................................       169
        5,900  Home Depot, Inc. .................................       319
        8,800  Intel Corp. ......................................       646
        6,800  International Business Machines Corp. ............       673
        2,000  International Game Technology.....................        34
        3,000  International Paper Co. ..........................       111
        3,500  J.C. Penney Co., Inc. ............................       184
       13,400  Johnson & Johnson.................................       663
        8,900  Kmart Corp. ......................................       110
        3,000  May Department Stores Co. ........................       131
        7,400  McDonald's Corp. .................................       346
        3,000  Melville Corp. ...................................       121
       11,800  Merck & Co., Inc. ................................       763
     (a)5,900  Microsoft Corp. ..................................       709
        6,000  Minnesota Mining & Manufacturing Co. .............       414
        5,100  Mobil Corp. ......................................       572
        9,000  Monsanto..........................................       292
        3,000  Morgan (J.P.) & Co., Inc. ........................       254
        7,200  Motorola, Inc. ...................................       453
        6,000  NationsBank Corp. ................................       496
        2,400  Norfolk Southern Corp. ...........................       203
        6,400  Norwest Corp. ....................................       223
     (a)4,600  Novell, Inc. .....................................        64
        1,300  Nucor Corp. ......................................        66
     (a)4,500  Oracle System Corp. ..............................       177
        8,700  Pacific Gas & Electric Co. .......................       202
       (a)480  Payless ShoeSource, Inc. .........................        15
       20,000  PepsiCo, Inc. ....................................       707
        3,100  Pfizer, Inc. .....................................       221
        7,800  Philip Morris Cos., Inc. .........................       811
        1,900  PPG Industries, Inc. .............................        93
        8,800  Procter & Gamble Co. .............................       797
        8,900  Public Service Enterprise Group, Inc. ............       244
        6,000  Rockwell International Corp. .....................       344
        1,900  Salomon, Inc. ....................................        84
        6,700  SBC Communications, Inc. .........................       330
        5,800  Schering-Plough Corp. ............................       364
        6,000  Sears, Roebuck & Co. .............................       292
        8,900  Southern Co. .....................................       219
        5,900  Sprint Corp. .....................................       248
        6,000  Suntrust Banks, Inc. .............................       222
     (a)9,200  Tele-Communications, Inc., 'A'....................       166
        2,700  Texas Instruments, Inc. ..........................       135
        6,000  Texas Utilities Co. ..............................       256
        5,974  The Limited, Inc. ................................       128
        6,000  Time Warner, Inc. ................................       236
                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
     (a)6,000  Toys 'R' Us, Inc. ................................  $    171
        6,900  Travelers, Inc. ..................................       315
        1,500  U.S. Healthcare, Inc. ............................        82
        2,900  Union Pacific Corp. ..............................       203
     (a)3,400  Viacom, Inc. 'B'..................................       132
       17,900  Wal-Mart Stores, Inc. ............................       454
        6,409  Walt Disney Co. ..................................       403
        3,400  Warner-Lambert Co. ...............................       187
          900  Wells Fargo & Co. ................................       215
        8,900  Westinghouse Electric Corp. ......................       167
        6,000  Weyerhaeuser Co. .................................       255
        5,400  WMX Technologies, Inc. ...........................       177
                                                                   --------
                                                                     35,801
                                                                   --------
TOTAL COMMON STOCKS (COST $108,650)..............................   122,394
                                                                   --------
PREFERRED STOCKS (0.9%)
  AUSTRALIA (0.1%)
       24,000  News Corp., Ltd. .................................       117
                                                                   --------
  BRAZIL (0.5%)
       10,000  Aracruz Cellelose 'B'.............................        19
    7,773,000  Banco Bradesco....................................        64
   (a)598,000  Banco do Brasil...................................         5
   (a)331,000  Banespa...........................................         1
       80,000  Brahma............................................        48
      405,000  Cevel Alimentos S.A. .............................         4
      363,000  Cia Brazil Petro Ipiranga.........................         5
    1,293,000  Cia Energetica de Minas Gerais....................        34
    (a)27,000  Cia Energetica de Sao Paulo.......................         1
      520,000  Cia Sider Tubarao 'B'.............................         8
      150,000  Eletrobras 'B'....................................        43
       10,000  Industrias Klabin Papel e Cellulose...............        13
       37,000  Investimentos Itausa S.A. ........................        28
       85,000  Itaubanco.........................................        35
      799,000  Petrobras.........................................        98
        8,000  Sadia-Concordia S.A. .............................         6
    3,311,000  Telebras..........................................       231
      416,000  Telesp............................................        89
   19,733,000  Usiminas..........................................        21
        2,448  Vale do Rio Doce..................................        47
                                                                   --------
                                                                        800
                                                                   --------
  GERMANY (0.2%)
        4,650  RWE AG............................................       143
          926  SAP AG............................................       138
                                                                   --------
                                                                        281
                                                                   --------
  ITALY (0.1%)
       60,500  Fiat S.p.A. ......................................       106
                                                                   --------
TOTAL PREFERRED STOCKS (COST $1,166).............................     1,304
                                                                   --------
INVESTMENT COMPANIES (6.1%)
  UNITED STATES
    (g)95,900  Latin American Discovery Fund, Inc. ..............     1,211
    (g)70,000  Morgan Stanley Africa Investment Fund, Inc. ......       884
   (g)224,333  Morgan Stanley Asia-Pacific Fund, Inc. ...........     2,692
       20,109  The Korea Fund, Inc. .............................       425
    (g)96,105  The Thai Fund, Inc. ..............................     2,270
(a)(g)100,000  The Morgan Stanley India Investment Fund, Inc. ...     1,125
                                                                   --------
TOTAL INVESTMENT COMPANIES (COST $8,799).........................     8,607
                                                                   --------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

  UNITED STATES (CONT.)

       NO. OF                                                         VALUE
       RIGHTS                                                         (000)
----------------------------------------------------------------
RIGHTS (0.0%)
  GERMANY (0.0%)
  (a)(d)1,150  Daimler Benz, expiring 7/5/96.....................  $     --
                                                                   --------
  INDONESIA (0.0%)
 (a)(d)24,000  Jakarta International Hotel, expiring 7/22/96.....         5
 (a)(d)46,000  Polysindo (Foreign), expiring 7/10/96.............        12
  (a)(d)5,750  Lippo Bank, expiring 7/18/96......................         4
                                                                   --------
                                                                         21
                                                                   --------
  MALAYSIA (0.0%)
  (a)(d)3,000  Malaysian Mining Corp. Bhd., expiring 7/8/96......         1
                                                                   --------
  SINGAPORE (0.0%)
  (a)(d)1,600  Oversea-Chinese Banking Corp., expiring 7/12/96...        13
                                                                   --------
  SPAIN (0.0%)
    (a)(d)380  Zardoya Otis S.A., expiring 7/28/96...............        --
                                                                   --------
TOTAL RIGHTS (COST $16)..........................................        35
                                                                   --------
       NO. OF
     WARRANTS
WARRANTS (0.0%)
  FRANCE (0.0%)
      (a)(d)5  Sodexho S.A., expiring 6/7/04.....................        --
  HONG KONG (0.0%)
  (a)(d)2,000  Applied International Holdings Ltd., expiring
                 12/30/99........................................        --
  (a)(d)8,540  Hong Kong & China Gas Co., Ltd., expiring
                 9/30/97.........................................        --
  (a)(d)1,400  Hysan Development Co., expiring 4/30/98...........        --
  (a)(d)1,230  Peregrine Investment Holdings Ltd., expiring
                 5/15/98.........................................        --
                                                                   --------
                                                                         --
                                                                   --------
  INDONESIA (0.0%)
  (a)(d)4,800  Indah Kiat Pulp & Paper (Foreign), expiring
                 4/13/01.........................................        --
                                                                   --------
  ITALY (0.0%)
    (a)(d)578  La Rinascente S.p.A., expiring 12/31/99...........        --
       (a)880  R.A.S. S.p.A., expiring 12/31/97..................         3
       (a)420  R.A.S. S.p.A. (Savings Shares), expiring
                 12/31/97........................................         1
                                                                   --------
                                                                          4
                                                                   --------
  MALAYSIA (0.0%)
  (a)(d)1,500  Metroplex Bhd., expiring 7/8/96...................        --
                                                                   --------
  SINGAPORE (0.0%)
  (a)(d)6,750  Straits Steamship, expiring 12/12/00..............         9
                                                                   --------
  SWITZERLAND (0.0%)
     (a)(d)55  Roche Holdings, expiring 5/5/98...................        --
     (a)(d)65  Swiss Bank Corp., expiring 6/30/00................        --
                                                                   --------
                                                                         --
                                                                   --------
  UNITED KINGDOM (0.0%)
    (a)(d)119  British Aerospace plc, expiring 11/15/00..........         1
                                                                   --------
TOTAL WARRANTS (COST $4).........................................        14
                                                                   --------

       NO. OF                                                         VALUE
        UNITS                                                         (000)
----------------------------------------------------------------
UNITS (0.1%)
  AUSTRALIA (0.1%)
       25,986  Westfield Trust (COST $46)........................  $     47
                                                                   --------
         FACE
       AMOUNT
        (000)
-------------
CONVERTIBLE DEBENTURES (0.0%)
  FRANCE (0.0%)
  FRF       5  Sodexho S.A. 6.00%, 6/7/04........................         4
          287  Sanofi S.A. 4.00%, 1/1/00.........................        25
                                                                   --------
                                                                         29
                                                                   --------
  ITALY (0.0%)
 ITL    2,125  Mediobanca S.p.A. 6.00%, 12/31/02.................         1
                                                                   --------
TOTAL COVERTIBLE DEBENTURES (COST $25)...........................        30
                                                                   --------
TOTAL FOREIGN & U.S. SECURITIES (93.6%) (COST $118,706)..........   132,431
                                                                   --------
SHORT-TERM INVESTMENT (3.4%)
  REPURCHASE AGREEMENT (3.4%)
    UNITED STATES
$       4,813  Chase Securities, Inc., 5.15%, dated 6/28/96, due
                 7/1/96, to be repurchased at $4,815,
                 collateralized by $4,730 U.S. Treasury Notes,
                 7.125%, due 9/30/99, valued at $4,836 (COST
                 $4,813).........................................     4,813
                                                                   --------
TOTAL INVESTMENT IN SECURITIES (97.0%) (COST $123,519)...........   137,244
                                                                   --------
FOREIGN CURRENCY (0.3%)
 ATS      127  Austrian Schilling................................        12
  BEF     450  Belgian Franc.....................................        14
  BRC      12  Brazilian Real....................................        12
  GBP      16  British Pound.....................................        24
  CAD      47  Canadian Dollar...................................        35
   DEM      9  Deutsche Mark.....................................         6
  FRF     133  French Franc......................................        26
  HKD   1,044  Hong Kong Dollar..................................       135
 IDR    2,983  Indonesian Rupiah.................................         1
 ITL    4,467  Italian Lira......................................         3
 JPY    4,208  Japanese Yen......................................        38
   MYR      7  Malaysian Ringgit.................................         3
  NLG      63  Netherlands Guilder...............................        37
  SGD       4  Singapore Dollar..................................         3
 ESP    3,611  Spanish Peseta....................................        28
  CHF      28  Swiss Franc.......................................        22
                                                                   --------
TOTAL FOREIGN CURRENCY (COST $399)...............................       399
                                                                   --------
TOTAL INVESTMENTS (97.3%) (COST $123,918)........................   137,643
OTHER ASSETS IN EXCESS OF LIABILITIES (2.7%).....................     3,874
                                                                   --------
NET ASSETS (100%)................................................  $141,517
                                                                   --------
                                                                   --------

---------------
(a)   -- Non-income producing.
(d)   -- Security valued at fair value -- see note A-1
      to financial statements.
(g)   -- The Fund is advised by an affiliate.
NCS   -- Non Convertible Shares.
RFD   -- Ranked for Dividend.
FRF   -- French Franc
ITL   -- Italian Lira

    52
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

FORWARD FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of forward foreign currency exchange contracts open at June 30, 1996, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

   CURRENCY                             IN EXCHANGE              NET UNREALIZED
  TO DELIVER      VALUE   SETTLEMENT        FOR          VALUE    GAIN (LOSS)
     (000)        (000)      DATE          (000)         (000)       (000)
---------------  -------  ----------  ----------------  -------  --------------
   MYR    2,353  $   943     7/2/96   $       943       $   943      $   --
    MYR      55       22     7/3/96   $        22            22          --
$             2        2     7/3/96   MYR     6               2          --
$            10       10    7/10/96   IDR  23,000            10          --
   DEM   11,929    7,856    7/15/96   $      7,821        7,821         (35)
  JPY   884,769    8,113    7/15/96   $      8,383        8,383         270
$             5        5    7/19/96   IDR  12,075             5          --
  ATS    10,197      955    7/31/96   $       951           951          (4)
 JPY  1,243,446   11,429    7/31/96   $     11,700       11,700         271
   NLG    5,139    3,022    7/31/96   $      3,331        3,331         309
   CHF    2,476    1,987    7/31/96   $      2,017        2,017          30
$         1,030    1,030    7/31/96   NLG  1,685            991         (39)
$            70       70    7/31/96   CHF     87             70          --
  FRF    28,883    5,633    8/14/96   $      5,619        5,619         (14)
 JPY  1,428,001   13,153    8/14/96   $     14,149       14,149         996
$         3,325    3,325    8/30/96   JPY 292,833         2,703        (622)
                 -------                                -------      ------
                 $57,555                                $58,717      $1,162
                 -------                                -------      ------
                 -------                                -------      ------

---------------

ATS    --   Austrian Shilling
DEM    --   Deutsche Mark
FRF    --   French Franc
IDR    --   Indonesian Rupiah
JPY    --   Japanese Yen
MYR    --   Malaysian Ringgit
NLG    --   Netherlands Guilder
CHF    --   Swiss Franc

--------------------------------------------------------------------------------

     SUMMARY OF FOREIGN & U.S. EQUITY SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                                                                     VALUE     PERCENT OF
INDUSTRY                                                                             (000)     NET ASSETS
---------------------------------------------------------------------------------  ---------  -------------
Consumer Goods...................................................................  $  25,971         18.4%
Finance..........................................................................     19,712         13.9
Capital Equipment................................................................     16,858         11.9
Energy...........................................................................     15,404         10.9
Services.........................................................................     14,990         10.6
Materials........................................................................     10,313          7.3
Investment Companies.............................................................      8,607          6.1
Telecommunications...............................................................      6,748          4.8
Insurance........................................................................      5,730          4.0
Multi-Industry...................................................................      4,245          3.0
Real Estate......................................................................      3,636          2.6
Gold Mines.......................................................................        217          0.1
                                                                                   ---------          ---
                                                                                   $ 132,431         93.6%
                                                                                   ---------          ---
                                                                                   ---------          ---

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

           FACE
         AMOUNT                                                            VALUE
          (000)                                                            (000)
--------------------------------------------------------------------------------

FIXED INCOME SECURITIES (81.4%)
  AUSTRALIAN DOLLAR (2.4%)
    GOVERNMENT BONDS
   AUD      240    Government of Australia 9.75%, 3/15/02..............  $   197
            100    Government of Australia 9.00%, 9/15/04..............       80
                                                                         -------
  TOTAL AUSTRALIAN DOLLAR..............................................      277
                                                                         -------
  BRITISH POUND STERLING (5.7%)
    GOVERNMENT BONDS
  GBP       320    United Kingdom 9.75%, 8/27/02.......................      550
             80    United Kingdom 7.75%, 9/8/06........................      123
                                                                         -------
  TOTAL BRITISH POUND STERLING.........................................      673
                                                                         -------
  CANADIAN DOLLAR (3.3%)
    GOVERNMENT BOND
  CAD       530    Government of Canada 7.50%, 12/1/03.................      390
                                                                         -------
  DANISH KRONE (6.1%)
    GOVERNMENT BONDS
  DKK     2,500    Kingdom of Denmark 8.00%, 11/15/01..................      456
          1,500    Kingdom of Denmark 7.00%, 12/15/04..................      254
                                                                         -------
  TOTAL DANISH KRONE...................................................      710
                                                                         -------
  DEUTSCHE MARK (17.0%)
    GOVERNMENT BONDS
  DEM     1,150    German Unity Fund 8.00%, 1/21/02....................      832
            400    Deutschland Republic 7.13%, 12/20/02................      277
            850    Treuhandanstalt 6.875%, 6/11/03.....................      579
            450    Treuhandanstalt 6.75%, 5/13/04......................      302
                                                                         -------
  TOTAL DEUTSCHE MARK..................................................    1,990
                                                                         -------
  FRENCH FRANC (3.1%)
    GOVERNMENT BOND
 FRF      1,700    French Treasury Bill 7.75%, 4/12/00.................      358
                                                                         -------
  ITALIAN LIRA (5.9%)
    GOVERNMENT BOND
ITL   1,000,000    Republic of Italy 10.50%, 11/1/00...................      695
                                                                         -------
  JAPANESE YEN (8.0%)
    EUROBONDS
 JPY     15,000    European Investment Bank 6.63%, 3/15/00.............      159
         30,000    World Bank 5.25%, 3/20/02...........................      313
         45,000    World Bank 4.75%, 12/20/04..........................      462
                                                                         -------
  TOTAL JAPANESE YEN...................................................      934
                                                                         -------

           FACE
         AMOUNT                                                            VALUE
          (000)                                                            (000)
--------------------------------------------------------------------------------

  NETHERLANDS GUILDER (3.7%)
    GOVERNMENT BONDS
  NLG       390    Government of the Netherlands 9.00%, 1/15/01........  $   261
            300    Government of the Netherlands 5.75%, 1/15/04........      172
                                                                         -------
  TOTAL NETHERLANDS GUILDER............................................      433
                                                                         -------
  SPANISH PESETA (0.9%)
    GOVERNMENT BOND
 ESP     12,500    Government of Spain 11.30%, 1/15/02.................      110
                                                                         -------
  SWEDISH KRONA (6.1%)
    GOVERNMENT BONDS
  SEK       600    Government of Sweden 10.25%, 5/5/00.................      100
          3,300    Government of Sweden 13.00%, 6/15/01................      610
                                                                         -------
  TOTAL SWEDISH KRONA..................................................      710
                                                                         -------
  UNITED STATES DOLLAR (19.2%)
    U.S. GOVERNMENT AND AGENCY OBLIGATIONS (19.2%)
      FEDERAL NATIONAL MORTGAGE ASSOCIATION
$         2,019    Pool # 336411 6.50%, 2/1/26.........................    1,888
                                                                         -------
      U.S. TREASURY NOTES
            375    5.13%, 11/30/98.....................................      366
                                                                         -------
  TOTAL UNITED STATES DOLLAR...........................................    2,254
                                                                         -------
TOTAL FIXED INCOME SECURITIES (COST $9,569)............................    9,534
                                                                         -------
SHORT-TERM INVESTMENTS (13.5%)
  TIME DEPOSIT (3.4%)
    JAPANESE YEN
 JPY     44,512    UBS Time Deposit 0.25%, 7/3/96......................      407
                                                                         -------
  REPURCHASE AGREEMENT (10.1%)
    UNITED STATES DOLLAR
$         1,179    Chase Securities, Inc., 5.15%, dated 6/28/96, due
                     7/1/96, to be repurchased at $1,180,
                     collateralized by $1,160 U.S. Treasury Notes,
                     7.125%, due 9/30/99, valued at $1,186.............    1,179
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS (COST $1,586).............................    1,586
                                                                         -------
TOTAL INVESTMENTS (94.9%) (COST $11,155)...............................   11,120
OTHER ASSETS IN EXCESS OF LIABILITIES (5.1%)...........................      596
                                                                         -------
NET ASSETS (100%)......................................................  $11,716
                                                                         -------
                                                                         -------

    54
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

-------------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE INFORMATION:

    Under the terms of forward foreign currency exchange contracts open at June 30, 1996, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

     CURRENCY                                IN EXCHANGE              NET UNREALIZED
    TO DELIVER      VALUE   SETTLEMENT           FOR          VALUE    GAIN (LOSS)
      (000)         (000)      DATE             (000)         (000)       (000)
------------------  ------  ----------   -------------------  ------  --------------
NLG   1,100         $  648   8/13/96     $654                 $  654       $  6
$        234           234   8/13/96     NLG    400              236          2
$        184           184   8/14/96     CAD    250              183         (1)
CAD    400             293   8/14/96     $293                    293          -
DEM   2,250          1,485   8/20/96     $             1,475   1,475        (10)
$        917           917   8/20/96     DEM  1,400              924          7
ITL  286,000           186   8/30/96     JPY   20,000            185         (1)
JPY   50,000           462   8/30/96     ITL  730,075            474         12
SEK   1,700            257   8/30/96     ESP  32,105             250         (7)
DEM   1,200            793    9/9/96     $               790     790         (3)
SEK   1,200            181   9/17/96     $               179     179         (2)
                    ------                                    ------        ---
                    $5,640                                    $5,643       $  3
                    ------                                    ------        ---
                    ------                                    ------        ---

---------------

CAD   --    Canadian Dollar
DEM   --    Deutsche Mark
ITL   --    Italian Lira
JPY   --    Japanese Yen
NLG   --    Netherland Guilder
ESP   --    Spanish Peseta
SEK   --    Swedish Krona

--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
COMMON STOCKS (95.5%)
  CHINA (0.5%)
          412,060  China Merchants Shokou Port Services 'B'..........  $    181
        2,661,000  Harbin Power Equipment Co. .......................       399
           14,800  Jilin Chemical Industrial Co. ADR.................       272
          831,800  Jinqiao Export Processing Zone Development Co.
                     Ltd. 'B'........................................       324
       (a)763,000  Shenzhen North Jianshe Motorcycle Co. Ltd.........       266
        4,538,000  Yizheng Chemical Fibre Co. 'H'....................     1,003
                                                                       --------
                                                                          2,445
                                                                       --------
  HONG KONG (27.1%)
       (a)247,000  Asia Satellite Telecommunications Holdings Ltd....       732
        3,736,000  Charoen Pokphand Co...............................     1,484
        2,600,000  Cheung Kong Holdings Ltd..........................    18,726
          753,000  China Light and Power Co. Ltd.....................     3,414
        1,635,000  Citic Pacific Ltd.................................     6,611
        4,924,000  Guangdong Investments Ltd.........................     3,117
        (a)25,000  Guangshen Railway Co. Ltd. ADR....................       478
          860,600  Hang Seng Bank Ltd................................     8,672
          935,424  Hong Kong & Shanghai Bank.........................    14,139
          703,000  Hong Kong Electric Holdings.......................     2,143
        7,081,200  Hong Kong Telecommunications Ltd..................    12,716
        2,353,000  Hopewell Holdings Ltd.............................     1,277
        2,575,000  Hutchison Whampoa Ltd.............................    16,200
        1,990,000  New World Development Co. Ltd.....................     9,229
        1,106,100  Sun Hung Kai Properties Ltd.......................    11,181
        1,248,300  Swire Pacific Ltd. 'A'............................    10,684
        1,122,000  Varitronix International Ltd......................     2,341
        1,153,000  Wharf Holdings Ltd................................     4,126
                                                                       --------
                                                                        127,270
                                                                       --------
  INDIA (0.5%)
           38,000  Grasim Industries Ltd. GDR........................       703
     (a)(e)49,000  Hindalco Industries Ltd...........................     1,850
                                                                       --------
                                                                          2,553
                                                                       --------
  INDONESIA (7.7%)
        1,442,000  Astra International (Foreign).....................     2,091
       (d)509,000  Bank International Indonesia (Foreign)............     2,515
     (d)1,333,000  Barito Pacific Timber (Foreign)...................       873
       (d)816,000  Bimantara Citra (Foreign).........................     1,026
     (d)1,671,000  Gudang Garam (Foreign)............................     7,161
       (d)390,600  Hanjaya Mandala Sampoerna (Foreign)...............     4,447
     (d)3,253,000  Indah Kiat Pulp & Paper (Foreign).................     3,180
       (d)472,000  Indocement Tunggal (Foreign)......................     1,622
       (d)393,000  Kalbe Farma (Foreign).............................       878
       (d)375,500  Semen Gresik (Foreign)............................     1,093
       (d)311,000  Sorini Corp. (Foreign)............................     1,710
     (a)(d)41,000  Suba Indah (Foreign)..............................        32
  (a)(d)6,241,500  Telekomunikasi (Foreign)..........................     9,453
                                                                       --------
                                                                         36,081
                                                                       --------
  KOREA (4.2%)
     (a)(d)17,892  Cho Sun Brewery Co., Ltd. (Foreign)...............       611
        (d)37,632  Hyundai Engineering & Construction Co.
                     (Foreign).......................................     1,720
        (d)55,220  Korea Electric Power (Foreign)....................     2,230
     (a)(d)44,520  Korea Housing Bank (Foreign)......................     1,224
      (a)(d)1,829  Korea Mobile Telecommunications Corp. (Foreign)...     2,164

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
           61,000  Korea Mobile Telecommunications Corp. ADR.........  $  1,045
           69,600  Pohang Iron & Steel Ltd. ADR......................     1,697
        (a)47,011  Samsung Electronics Co. (Foreign).................     3,947
         (e)3,534  Samsung Electronics Co. ADS.......................       183
     (a)(e)18,989  Samsung Electronics Co. GDR (New).................       983
         (a)1,607  Samsung Fire & Marine Insurance (Foreign).........     1,159
       (d)107,957  Shinhan Bank Co. Ltd. (Foreign)...................     2,521
                                                                       --------
                                                                         19,484
                                                                       --------
  MALAYSIA (21.0%)
          247,000  AMMB Holdings Bhd.................................     3,466
          514,000  Edaran Otomobil Nasional Bhd......................     4,925
        1,569,400  Genting Bhd.......................................    12,268
        1,585,000  IOI Corp. Bhd.....................................     2,199
        (a)79,000  Konsortium Perkapalan Bhd.........................       475
          194,000  Land & General Bhd................................       478
          813,000  Leader Universal Holdings Bhd.....................     2,298
          677,500  Magnum Corp. Bhd..................................     1,146
        1,205,500  Malayan Banking Bhd...............................    11,598
        1,397,000  Malaysian International Shipping (Foreign)........     4,340
        2,126,000  Petronas Gas Bhd..................................     9,119
          786,000  Public Bank Bhd. (Foreign)........................     2,174
        3,328,000  Renong Bhd........................................     5,310
        1,547,000  Resorts World Bhd.................................     8,868
          872,000  Sime Darby Bhd....................................     2,412
        1,477,000  TA Enterprise Bhd.................................     2,309
          214,000  Tan Chong Motor Holdings Bhd......................       312
        1,344,000  Telekom Malaysia Bhd..............................    11,961
        1,992,000  Tenaga Nasional Bhd...............................     8,385
          655,000  United Engineers Bhd..............................     4,543
                                                                       --------
                                                                         98,586
                                                                       --------
  PHILIPPINES (5.3%)
          749,872  Ayala Corp. 'B'...................................     1,417
          896,225  Ayala Land, Inc. 'B'..............................     1,608
        2,902,200  C&P Homes, Inc....................................     2,520
     (a)1,975,200  DMCI Holdings, Inc................................     1,414
       13,836,900  JG Summit Holding 'B'.............................     5,176
          358,465  Manila Electric 'B'...............................     3,763
        6,603,125  Petron Corp.......................................     3,024
           51,500  Philippine Long Distance Telephone................     3,066
            9,800  Philippine Long Distance Telephone ADR............       570
        8,289,480  SM Prime Holdings, Inc............................     2,151
           84,100  San Miguel Corp. 'B'..............................       290
                                                                       --------
                                                                         24,999
                                                                       --------
  SINGAPORE (12.9%)
           88,800  City Developments Ltd.............................       692
        2,283,000  Comfort Group Ltd.................................     2,265
          980,000  CSA Holdings Ltd..................................       965
          266,000  DBS Land Ltd......................................       913
          580,500  Development Bank of Singapore (Foreign)...........     7,241
          189,600  Fraser & Neave Ltd................................     1,962
        2,327,000  Kay Hian James Capel Holdings Ltd. (Foreign)......     2,457
          845,000  Keppel Corp.......................................     7,067
          673,666  Oversea-Chinese Banking Corp. (Foreign)...........     7,878
          281,000  Sembawang Corp. Ltd...............................     1,394
          456,000  Singapore Airlines Ltd. (Foreign).................     4,815
          126,400  Singapore Press Holdings (Foreign)................     2,482

    56
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                          VALUE
           SHARES                                                         (000)
-------------------------------------------------------------------------------
  SINGAPORE (CONT.)
        1,620,000  Singapore Technologies Industrial Corp............  $  4,294
          905,000  Straits Steamship Land Ltd........................     3,027
          561,000  Straits Trading Co., Ltd..........................     1,471
        1,309,000  Sunright Ltd......................................     1,345
          802,000  United Overseas Bank Ltd. (Foreign)...............     7,673
       (a)980,000  Want Want Holdings................................     2,636
                                                                       --------
                                                                         60,577
                                                                       --------
  TAIWAN (5.0%)
          984,000  Cathway Life Insurance Co., Ltd...................     6,937
        4,166,000  China Steel Corp..................................     4,360
          481,000  Hua Nan Commercial Bank...........................     2,534
     (a)1,670,000  Taiwan Semiconductor Co...........................     3,489
          967,275  United Micro Electronics Corp. Ltd................     1,434
        3,060,000  Yang Ming Marine Transport........................     4,515
                                                                       --------
                                                                         23,269
                                                                       --------
  THAILAND (11.3%)
          101,500  Advanced Information Services Co., Ltd.
                     (Foreign).......................................     1,504
          696,300  Bangkok Bank Co., Ltd. (Foreign)..................     9,436
          939,144  Finance One Co., Ltd. (Foreign)...................     6,067
           41,500  Land & House Co., Ltd. (Foreign)..................       523
          977,800  National Finance & Securities Co., Ltd.
                     (Foreign).......................................     4,353
          258,600  Phatra Thanakit Co., Ltd. (Foreign)...............     1,803
           96,000  Shinawatra Computer Co., Ltd. (Foreign)...........     2,080
           43,400  Siam Cement Co., Ltd. (Foreign)...................     2,130
          653,400  Siam Commercial Bank Co., Ltd. (Foreign)..........     9,472
     (d)2,053,000  Telecomasia Co., Ltd. (Foreign)...................     4,367
          809,400  Thai Farmer's Bank Public Co. (Foreign)...........     8,864
          159,100  United Communication Industry (Foreign)...........     2,131
                                                                       --------
                                                                         52,730
                                                                       --------
TOTAL COMMON STOCKS (COST $410,642)..................................   447,994
                                                                       --------
             FACE
           AMOUNT
            (000)
-----------------
CONVERTIBLE BOND (0.1%)
  MALAYSIA (0.1%)
      MYR     683  Renong Bhd. 4.00%, 5/21/01 (COST $274 )...........       257
                                                                       --------
           NO. OF                                                         VALUE
           RIGHTS                                                         (000)
-------------------------------------------------------------------------------
RIGHTS (0.1%)
  SINGAPORE (0.1%)
     (a)(d)67,366  Oversea-Chinese Banking Corp, expiring 7/12/96
                     (COST $0).......................................  $    541
                                                                       --------
           NO. OF
         WARRANTS
-----------------
WARRANTS (0.2%)
  MALAYSIA (0.0%)
    (a)(d)426,875  Renong Bhd., expiring 3/31/01.....................       193
                                                                       --------
  SINGAPORE (0.2%)
    (a)(d)663,000  Straits Steamship, expiring 12/12/00..............       832
                                                                       --------
TOTAL WARRANTS (COST $1,000).........................................     1,025
                                                                       --------
TOTAL FOREIGN SECURITIES (95.9%) (COST $411,916).....................   449,817
                                                                       --------
             FACE
           AMOUNT
            (000)
-----------------
SHORT-TERM INVESTMENT (3.0%)
  REPURCHASE AGREEEMENT (3.0%)
    UNITED STATES
    $      13,904  Chase Securities, Inc., 5.15%, dated 6/28/96, due
                     7/1/96, to be repurchased at $13,910,
                     collateralized by $13,660 U.S. Treasury Notes,
                     7.125%, 9/30/99, valued at $13,965 (COST
                     $13,904)........................................    13,904
                                                                       --------
TOTAL INVESTMENTS IN SECURITIES (98.9%) (COST $425,820)..............   463,721
                                                                       --------
FOREIGN CURRENCY (0.7%)
      HKD   7,499  Hong Kong Dollar .................................       969
     IDR    3,551  Indonesian Rupiah ................................         2
      KRW  36,625  Korean Won........................................        45
      MYR   3,148  Malaysian Ringgit.................................     1,262
      SGD      92  Singapore Dollar..................................        65
      TWD  21,996  Taiwan Dollar.....................................       799
                                                                       --------
TOTAL FOREIGN CURRENCY (COST $3,139).................................     3,142
                                                                       --------
TOTAL INVESTMENTS (99.6%) (COST $428,959)............................   466,863
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%).........................     2,069
                                                                       --------
NET ASSETS (100%)....................................................  $468,932
                                                                       --------
                                                                       --------

---------------
(a)    --  Non-income producing.
(d)    --  Security valued at fair value -- see note A-1 to
           financial statements.
(e)    --  144A Security -- certain conditions for public
           sale may exist.
ADR    --  American Depositary Receipt.
ADS    --  American Depositary Share.
GDR    --  Global Depositary Receipt.
MYR    --  Malaysian Ringgit.

--------------------------------------------------------------------------------

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                               PERCENT
                                                  OF
                                      VALUE      NET
INDUSTRY                              (000)     ASSETS
-----------------------------------  --------  --------
Finance............................  $114,628     24.5%
Multi-Industry.....................    66,822     14.2
Services...........................    57,262     12.2
Real Estate........................    49,623     10.6
Telecommunications.................    48,664     10.4
Energy.............................    31,751      6.8
Capital Equipment..................    25,806      5.5
Materials..........................    24,473      5.2
Consumer Goods.....................    22,692      4.8
Insurance..........................     8,096      1.7
                                     --------  --------
                                     $449,817     95.9%
                                     --------  --------
                                     --------  --------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------

COMMON STOCKS (95.5%)
  AEROSPACE (1.9%)
  20,400  AAR Corp..........................................  $   415
  10,300  Thiokol Corp......................................      407
                                                              -------
                                                                  822
                                                              -------
  BANKING (11.1%)
  13,600  Astoria Financial Corp............................      369
  18,250  First Security Corp...............................      438
  18,500  Greenpoint Financial Corp.........................      523
  15,100  Onbankcorp., Inc..................................      495
  28,000  Peoples Heritage Financial Group, Inc.............      570
  12,200  Standard Federal Bank.............................      470
  18,000  Susquehanna Bancshares, Inc.......................      482
  22,500  Trustmark Corp....................................      472
  14,800  Union Planters Corp...............................      450
  18,000  Washington Mutual, Inc............................      538
                                                              -------
                                                                4,807
                                                              -------
  BUILDING (3.2%)
  13,200  Ameron, Inc.......................................      521
  34,000  Gilbert Associates, Inc. 'A'......................      433
  30,000  Ryland Group, Inc.................................      450
                                                              -------
                                                                1,404
                                                              -------
  CAPITAL GOODS (4.0%)
  13,600  Binks Manufacturing Corp..........................      371
  34,400  Cascade Corp......................................      460
  18,900  Starret (L.S.) Co. 'A'............................      491
   7,900  Tecumseh Products 'A'.............................      425
                                                              -------
                                                                1,747
                                                              -------
  CHEMICALS (4.0%)
  25,440  Aceto Corp........................................      401
  16,500  Dexter Corp.......................................      491
   8,300  LeaRonal, Inc.....................................      208
  17,400  Quaker Chemical Corp..............................      222
  12,000  Witco Corp........................................      412
                                                              -------
                                                                1,734
                                                              -------
  COMMUNICATIONS (0.6%)
   9,500  Comsat Corp.......................................      247
                                                              -------
  CONSUMER--DURABLES (5.3%)
  22,700  A.O. Smith Corp...................................      568
  19,900  Arvin Industries, Inc.............................      443
  17,420  Knape & Vogt Manufacturing Co.....................      274
  26,000  Oneida Ltd........................................      488
  19,000  Stanhome, Inc.....................................      503
                                                              -------
                                                                2,276
                                                              -------
  CONSUMER--RETAIL (4.3%)
  26,200  CPI Corp..........................................      432
  17,800  Guilford Mills, Inc...............................      445
  35,000  Lillian Vernon Corp...............................      446
  11,100  Springs Industries, Inc. 'A'......................      561
                                                              -------
                                                                1,884
                                                              -------
  CONSUMER--STAPLES (4.2%)
  14,121  Block Drug Co. 'A'................................      593
  21,000  Coors (Adolph) 'B'................................      375
  21,300  International Multifoods Corp.....................      389

                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
  30,400  Nash Finch Co.....................................  $   486
                                                              -------
                                                                1,843
                                                              -------
  ENERGY (3.3%)
  20,300  Ashland Coal, Inc.................................      528
  14,500  Diamond Shamrock, Inc.............................      419
  16,100  Ultramar Corp.....................................      467
                                                              -------
                                                                1,414
                                                              -------
  FINANCIAL--DIVERSIFIED (5.4%)
   6,900  FINOVA Group, Inc.................................      336
  11,600  GATX Corp.........................................      560
  27,400  Manufactured Home Communities, Inc. REIT..........      527
  33,000  South West Property Trust REIT....................      441
  21,000  Wellsford Residential Property Trust REIT.........      473
                                                              -------
                                                                2,337
                                                              -------
  HEALTH CARE (6.2%)
  22,000  Analogic Corp.....................................      588
   9,200  Beckman Instruments, Inc..........................      350
  14,000  Bergen Brunswig Corp. 'A'.........................      389
  30,000  Bindley Western Industries, Inc...................      502
  21,600  Kinetic Concepts, Inc.............................      335
  20,500  United Wisconsin Services, Inc....................      533
                                                              -------
                                                                2,697
                                                              -------
  INDUSTRIAL (4.1%)
  12,200  American Filtrona Corp............................      390
   8,700  Barnes Group, Inc.................................      445
   4,400  Commercial Intertech Corp.........................      113
  28,100  Gencorp, Inc......................................      425
  41,100  Kaman Corp. 'A'...................................      416
                                                              -------
                                                                1,789
                                                              -------
  INSURANCE (6.0%)
  14,600  Argonaut Group, Inc...............................      456
  17,000  Enhance Financial Services Group..................      476
  13,600  Provident Companies, Inc..........................      503
  17,600  Selective Insurance Group, Inc....................      572
  17,250  US Life Corp......................................      567
                                                              -------
                                                                2,574
                                                              -------
  METALS (2.1%)
  31,500  Birmingham Steel Corp.............................      516
  10,300  Cleveland-Cliffs Iron Co..........................      403
                                                              -------
                                                                  919
                                                              -------
  PAPER & PACKAGING (2.1%)
  16,500  Ball Corp.........................................      474
  10,900  Potlatch Corp.....................................      427
                                                              -------
                                                                  901
                                                              -------
  SERVICES (10.6%)
  18,200  Angelica Corp.....................................      430
  23,600  Bowne & Co........................................      487
  26,200  Cross A.T. Co. 'A'................................      465
  41,500  Jackpot Enterprises, Inc..........................      529
  22,100  New England Business Services, Inc................      431
  26,800  Ogden Corp........................................      486
  46,500  Piccadilly Cafeterias, Inc........................      488
  28,500  Russ Berrie & Co., Inc............................      524

    58
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

-------------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
  SERVICES (CONT.)
  17,000  Sbarro, Inc.......................................  $   427
  14,300  True North Communications, Inc....................      318
                                                              -------
                                                                4,585
                                                              -------
  TECHNOLOGY (8.3%)
  24,500  Augat, Inc........................................      469
  32,000  Core Industries, Inc..............................      460
   8,900  Cubic Corp........................................      290
  23,000  Dallas Semiconductor Corp.........................      417
  29,000  Gerber Scientific, Inc............................      468
  25,200  MTS Systems Corp..................................      529
  21,900  National Computer Systems, Inc....................      468
   5,000  Park Electrochemical Corp.........................      100
  23,500  Scitex Corp.......................................      405
                                                              -------
                                                                3,606
                                                              -------
  TRANSPORTATION (2.0%)
  14,000  Airborne Freight Corp.............................      364
   4,000  Overseas Shipholding Group, Inc...................       72
  22,000  SkyWest, Inc......................................      410
                                                              -------
                                                                  846
                                                              -------
  UTILITIES (6.8%)
  19,100  Central Hudson Gas & Electric Corp................      597
  19,000  Commonwealth Energy Systems.......................      489
  10,500  Eastern Entreprises...............................      349
  17,300  Oneok, Inc........................................      433
  13,900  Orange & Rockland Utilities, Inc..................      511
   6,500  SJW Corp..........................................      216
  19,600  Washington Water Power Co.........................      365
                                                              -------
                                                                2,960
                                                              -------
TOTAL COMMON STOCKS (COST $36,234)..........................   41,392
                                                              -------

    FACE
  AMOUNT                                                        VALUE
   (000)                                                        (000)
---------------------------------------------------------------------

SHORT-TERM INVESTMENT (3.1%)
  REPURCHASE AGREEMENT (3.1%)
$   1,363 Chase Securities, Inc., 5.15%, dated 6/28/96, due
            7/1/96, to be repurchased at $1,364,
            collateralized by $1,340 U.S. Treasury Notes,
            7.125%, due 9/30/99, valued at $1,370
            (COST $1,363)...................................  $ 1,363
                                                              -------
TOTAL INVESTMENTS (98.6%) (COST $37,597)....................   42,755
OTHER ASSETS IN EXCESS OF LIABILITIES (1.4%)................      597
                                                              -------
NET ASSETS (100%)...........................................  $43,352
                                                              -------
                                                              -------

---------------
REIT   --  Real Estate Investment Trust.

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

           FACE
         AMOUNT                                                         VALUE
          (000)                                                         (000)
-----------------------------------------------------------------------------

FIXED INCOME SECURITIES (95.7%)
  CORPORATE BONDS AND NOTES (35.6%)
    BRAZIL (3.1%)
         $3,000  Lojas Americanas S.A. 11.00%, 6/4/04..............  $  2,955
                                                                     --------
    COLOMBIA (0.4%)
         (n)750  Occidente Y Caribe 0.00%, 3/15/04.................       383
                                                                     --------
    MEXICO (5.8%)
       (e)2,000  Empresas ICA Sociedad 11.875%, 5/30/01............     2,002
       (e)1,500  Empresas La Moderna 11.375%, 1/25/99..............     1,554
          2,000  Grupo Elektra S.A. 12.75%, 5/15/01................     2,017
                                                                     --------
                                                                        5,573
                                                                     --------
    PHILIPPINES (0.0%)
             20  Philippine Long Distance Telephone 9.25%,
                   6/30/06.........................................        20
                                                                     --------
    UNITED KINGDOM (0.5%)
         (n)825  Telewest plc. 0.00%, 10/1/07......................       489
                                                                     --------
    UNITED STATES (25.8%)
            100  Big V Supermarkets, Inc. 11.00%, 2/15/04..........        93
    (e)(n)1,000  Brooks Fiber Properties 0.00%, 3/1/06.............       530
            550  Cablevision Systems Corp. 9.875%, 5/15/06.........       529
            240  Collins & Aikman Products 11.50%, 4/15/06.........       244
            265  Comcast Cellular Corp. Series A, Zero Coupon,
                   3/5/00..........................................       182
            440  Comcast Cellular Corp. Series B, Zero Coupon,
                   3/5/00..........................................       302
            500  Comcast Corp. 9.50%, 1/15/08......................       484
            610  Continental Cablevision, Inc. 9.50%, 8/1/13.......       660
            640  Courtyard By Marriott 10.75%, 2/1/08..............       626
            320  Crown Paper Co. 11.00%, 9/1/05....................       304
            991  DR Securitized Lease Trust, Series 1994-K1, Class
                   A1, 7.60%, 8/15/07..............................       833
            208  DR Securitized Lease Trust, Series 1993-K1, Class
                   A1, 6.66%, 8/15/10..............................       157
      (e)(n)920  Echostar Satellite Broadcast 0.00%, 3/15/04.......       570
            100  Exide Corp 2.90%, 12/15/05........................        54
            200  Gaylord Container Corp. 11.50%, 5/15/01...........       204
            200  Gaylord Container Corp. 12.75%, 5/15/05...........       211
            275  G-l Holdings, Inc. Series B, Zero Coupon,
                   10/1/98.........................................       221
             70  Grand Casinos, Inc. 10.125%, 12/1/03..............        72
            285  Harris Chemical 10.25%, 7/15/01...................       286
            525  HMC Acquisition Properties 9.00%, 12/15/07........       480
            835  Home Holdings, Inc. 8.625%, 12/15/03..............       543
            100  Homeside, Inc. 11.25%, 5/15/03....................       103
            675  Host Marriott Travel Plaza, Series B, 9.50%,
                   5/15/05.........................................       647
         (e)200  Jet Equipment Trust 11.79%, 6/15/13...............       225
         (e)300  Jet Equipment Trust, Series 1995-D, 11.44%,
                   11/1/14.........................................       329
            135  La Quinta Inns, Inc. 9.25%, 5/15/03...............       138
          1,165  Lenfest Communications 8.375%, 11/1/05............     1,066
            130  Lenfest Communications 10.50%, 6/15/06............       131
         (n)400  Marcus Cable Co. 0.00%, 8/1/04....................       247
         (n)665  Marcus Cable Co. 0.00%, 12/15/05..................       411
             20  MDC Holdings, Series B, 11.125%, 12/15/03.........        19
       (n)1,525  MFS Communications 0.00%, 1/15/06.................       928
            295  Midland Cogeneration Ventures, Series C-91,
                   10.33%, 7/23/02.................................       309
            305  Midland Funding II, Series A 11.75%, 7/23/05......       319
       (n)2,160  Nextel Communications 0.00%, 8/15/04..............     1,269
         (n)450  Norcal Waste Systems 12.75%, 11/15/05.............       474

           FACE
         AMOUNT                                                         VALUE
          (000)                                                         (000)
-----------------------------------------------------------------------------
           $395  Nuevo Energy 9.50%, 4/15/06.......................  $    390
            575  Owens-Illinois, Inc. 11.00%, 12/1/03..............       618
            545  Reliance Group Holdings, Inc. 9.00%, 11/15/00.....       540
            800  Revlon Worldwide Series B, Zero Coupon, 3/15/98...       666
            100  RJR Nabisco 8.75%, 8/15/05........................       100
            625  Rogers Cablesystems Series B 10.00%, 3/15/05......       619
            230  SD Warren Co., Series B, 12.00%, 12/15/04.........       243
            100  Sheffield Steel Corp. 12.00%, 11/1/01.............        88
       (n)1,000  Six Flags Theme Parks, Inc., Series A, 0.00%,
                   6/15/05.........................................       851
            445  Smith's Food & Drug 11.25%, 5/15/07...............       451
            965  Southland Corp. 5.00% 12/15/03....................       753
            900  Stone Container Corp. 10.75%, 10/1/02.............       909
            740  TCI Communications, Inc. 7.875%, 2/15/26..........       647
            360  TLC Beatrice International Holdings 11.50%,
                   10/1/05.........................................       365
            550  Trump Atlantic 11.25%, 5/1/06.....................       551
         (e)520  Unisys Corp. 12.00%, 4/15/03......................       528
         (e)250  United Savings Texas 8.55%, 5/15/98...............       251
          1,000  Viacom, Inc. 8.00%, 7/7/06........................       915
          1,000  Westpoint Stevens, Inc. 9.375%, 12/15/05..........       972
                                                                     --------
                                                                       24,657
                                                                     --------
  TOTAL CORPORATE BONDS AND NOTES (COST $34,454)...................    34,077
                                                                     --------
  COLLATERALIZED MORTGAGE OBLIGATION (0.6%)
    UNITED STATES (0.6%)
            500  Aircraft Lease Portfolio Securitization Ltd.,
                   Series 1996-1, Class D, 12.75%, 6/15/06.........       500
            105  PNC Mortgage Securities Corp. Series 1995-2, Class
                   B4, REMIC, 7.50%, 9/25/25.......................        79
                                                                     --------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $583)............       579
                                                                     --------
  EUROBONDS (36.8%)
    ARGENTINA (4.4%)
          1,500  Industrias Pescarmana S.A. 11.75%, 3/27/98........     1,515
       (h)3,465  Republic of Argentina Series L, 6.313%, 3/31/05...     2,707
                                                                     --------
                                                                        4,222
                                                                     --------
    BRAZIL (8.9%)
          1,350  Comp Brazil De Projertos 12.50%, 12/22/97.........     1,389
       (h)2,000  Federated Republic of Brazil Debt Conversion Bond,
                   Series Z-L, 6.563%, 4/15/12.....................     1,370
       (h)1,000  Federative Republic of Brazil Par Bond, Series
                   Z-L, 6.50%, 4/15/24.............................       711
 (b)(h)(u)5,033  Federative Republic of Brazil Series C, PIK,
                   8.00%, 4/15/14..................................     3,114
          2,000  Iochpe-Maxion S.A. 12.375%, 11/8/02...............     1,890
                                                                     --------
                                                                        8,474
                                                                     --------
    ECUADOR (3.4%)
    (b)(h)3,124  Republic of Equador Past Due Interest Bond, PIK
                   6.0625%, 2/27/15................................     1,423
          5,000  Ecuador Par Bond-U.S. Definitive 3.25%, 2/28/25...     1,794
                                                                     --------
                                                                        3,217
                                                                     --------
    MEXICO (3.1%)
 MXP     32,143  Banamex Pagare Zero Coupon, 10/9/97...............     2,927
                                                                     --------
    NIGERIA (1.1%)
         $2,000  Central Bank of Nigeria 6.25%, 11/15/20...........     1,065
                                                                     --------

    60
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

-------------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

           FACE
         AMOUNT                                                         VALUE
          (000)                                                         (000)
-----------------------------------------------------------------------------
    POLAND (2.3%)
         $2,471  Republic of Poland Note Zero Coupon, 1/8/97.......  $  2,225
                                                                     --------
    RUSSIA (7.2%)
   (b)(e)16,200  Ministry of Finance Tranche IV 3.00%, 5/14/03.....     6,925
                                                                     --------
    VENEZUELA (6.4%)
       (h)8,500  Republic of Venezuela Front Loaded Interest
                   Reduction Bond, Series A 6.375%, 3/31/07........     6,152
                                                                     --------
  TOTAL EUROBONDS (COST $34,565)...................................    35,207
                                                                     --------
  FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (8.9%)
    CAYMAN ISLANDS (1.9%)
 ZAR      8,000  Nacional Financiera 17.00%, 2/26/99...............     1,800
                                                                     --------
    SOUTH AFRICA (3.6%)
          1,750  Republic of South Africa Series 147, 11.50%,
                   5/30/00.........................................       372
          4,060  Republic of South Africa Series 162, 12.50%,
                   1/15/02.........................................       867
          1,400  Republic of South Africa Series 175, 9.00%,
                   10/15/02........................................       246
          2,090  Republic of South Africa Series 150, 12.00%,
                   2/28/05.........................................       419
          1,050  Republic of South Africa Series 177, 9.50%,
                   5/15/07.........................................       171
          7,080  Republic of South Africa Series 153, 13.00%,
                   8/31/10.........................................     1,442
                                                                     --------
                                                                        3,517
                                                                     --------
  TURKEY (3.4%)
  TRL84,000,000  Turkish Treasury Bill Zero Coupon, 7/10/96........       994
    210,000,000  Turkish Treasury Bill Zero Coupon, 9/4/96.........     2,237
                                                                     --------
                                                                        3,231
                                                                     --------
  TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
   (COST $10,394)..................................................     8,548
                                                                     --------
  LOAN AGREEMENTS (6.2%)
    MOROCCO (2.9%)
$        (l)3,800 Kingdom of Morocco Restructuring and Consolidation
                   Agreement `A' 1990 1/1/09 (Participation: The
                   Chase Manhattan Bank, N.A., J.P. Morgan, Lehman
                   Brothers, Salomon Brothers).....................     2,741
                                                                     --------
    RUSSIA (3.3%)
       (b)6,500  Bank for Foreign Economic Affairs.................     3,161
                                                                     --------
  TOTAL LOAN AGREEMENTS (COST $5,304)..............................     5,902
                                                                     --------
  YANKEE BONDS (7.6%)
    ARGENTINA (4.2%)
          1,850  Bridas Corp. 12.50%, 11/15/99.....................     1,924
          1,000  Metrogas S.A. Series A, 12.00%, 8/15/00...........     1,069
          1,000  Metrogas S.A. Series B, 10.875%, 5/15/01..........     1,018
                                                                     --------
                                                                        4,011
                                                                     --------
           FACE
         AMOUNT                                                         VALUE
          (000)                                                         (000)
-----------------------------------------------------------------------------
    CANADA (1.0%)
         $1,000  Algoma Steel, Inc. 12.375%, 7/15/05...............  $    975
                                                                     --------
    MEXICO (2.1%)
          2,000  Grupo Industrial Durango 12.00%, 7/15/01..........     2,013
                                                                     --------
    NETHERLANDS (0.3%)
            290  APP International Finance Co. 11.75%, 10/1/05.....       299
                                                                     --------
  TOTAL YANKEE BONDS (COST $6,929).................................     7,298
                                                                     --------
TOTAL FIXED INCOME SECURITIES (COST $92,229) ......................    91,611
                                                                     --------
         SHARES
---------------
EQUITY SECURITIES (0.7%)
  PREFERRED STOCKS (0.7%)
    UNITED STATES
         (e)705  Time Warner, Inc. `K'.............................       691
                                                                     --------
  WARRANTS (0.0%)
    NIGERIA (0.0%)
    (a)(d)2,000  Central Bank of Nigeria, expiring 11/15/20........        --
                                                                     --------
    UNITED STATES (0.0%)
         (a)500  Sheffield Steel Corp., expiring 2001..............         2
                                                                     --------
TOTAL EQUITY SECURITIES (COST $711)................................       693
                                                                     --------
TOTAL INVESTMENTS (96.4%) (COST $92,940)...........................    92,304
OTHER ASSETS IN EXCESS OF LIABILITIES (3.6%).......................     3,457
                                                                     --------
NET ASSETS (100%)..................................................  $ 95,761
                                                                     --------
                                                                     --------
---------------
(a)   --   Non-income producing.
(b)   --   Non-income producing -- in default.
(d)   --   Security is valued at fair value -- see
           note A-1 to financial statements.
(e)   --   144A Security -- certain conditions for
           public sale may exist.
(h)   --   Variable/floating rate security -- rate
           disclosed is as of June 30, 1996.
(l)   --   Participation interests were acquired
           through the financial institutions
           listed parenthetically.
(n)   --   Step Bond-coupon rate increases in
           increments to maturity. Rate disclosed
           is as of 6/30/96. Maturity date
           disclosed is the ultimate maturity date.
(u)   --   4.00% of 8.00% represents amount paid in
           cash. Cash payment rate is low for an
           initial period and then increases in
           increments to maturity. The remainder is
           Payment in Kind.
DCB   --   Debt Conversion Bond
PIK   --   Paid-in-Kind. Income may be received in
           additional securities or cash at the
           discretion of the issuer.
REMIC --   Real Estate Mortgage Investment Conduit
MXP   --   Mexican Peso
TRL   --   Turkish Lira
ZAR   --   South African Rand

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

-------------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

   SUMMARY OF FIXED INCOME SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Foreign Government Bonds................  $ 36,064      37.7%
Consumer Goods..........................    11,029      11.5
Services................................    10,544      11.0
Materials...............................     8,560       9.0
Loan Agreements.........................     5,902       6.2
Capital Equipment.......................     5,854       6.1
Finance.................................     5,369       5.6
Energy..................................     4,729       4.9
Multi-Industry..........................     1,898       2.0
Insurance...............................     1,083       1.1
Collateralized Mortgage Obligations.....       579       0.6
                                          --------       ---
                                          $ 91,611      95.7%
                                          --------       ---
                                          --------       ---

    62
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

                                                                        VALUE
         SHARES                                                         (000)
-----------------------------------------------------------------------------
COMMON STOCKS (61.5%)
  ARGENTINA (8.8%)
      (a)21,541  Banco del Sud S.A. 'B' ...........................  $    252
         72,701  Banco del Suquia S.A. 'B' ........................       138
      (a)17,365  Disco S.A. ADR....................................       384
          9,955  Quilmes Industrial................................       102
      (a)47,615  Siderar S.A. 'A' .................................       122
    (a)(e)6,570  Siderar S.A. ADR..................................       135
          5,556  Telecom Argentina S.A. ADR........................       261
         25,665  Telefonica de Argentina S.A. ADR..................       760
         11,458  YPF S.A. ADR......................................       258
                                                                     --------
                                                                        2,412
                                                                     --------
  BRAZIL (13.2%)
         (e)683  Cia Energetica de Minas Gerais GDR................        18
      3,789,000  Eletrobras........................................     1,019
         10,515  Eletrobras ADR....................................       141
  (a)(d)530,000  Light (New).......................................        37
      (e)15,324  Pao de Acucar GDR.................................       254
       (e)1,900  Pao de Acucar GDS.................................        31
     10,650,000  Telebras PN.......................................       626
         19,080  Telebras PN ADR...................................     1,329
     (a)970,041  Telesp............................................       171
                                                                     --------
                                                                        3,626
                                                                     --------
  CHILE (7.5%)
         20,198  Embotelladora Adina S.A. ADR......................       742
          6,454  Empresa Nacional de Electricidad S.A. ADR.........       139
          2,905  Enersis S.A. ADR..................................        90
         39,108  Santa Isabel S.A. ADR.............................     1,085
                                                                     --------
                                                                        2,056
                                                                     --------
  COLOMBIA (4.1%)
      2,438,971  Banco de Colombia.................................       926
      (e)20,300  Banco de Colombia GDR.............................       178
          1,575  Banco Ganadero S.A. ADR...........................        38
                                                                     --------
                                                                        1,142
                                                                     --------
  MEXICO (27.0%)
         65,187  ALFA S.A. de C.V. 'A' ............................       293
         68,645  Apasco S.A. de C.V. ..............................       379
     (a)109,210  Banacci 'B' ......................................       227
     (a)166,310  Banacci 'L' ......................................       316
        232,284  Cemex 'CPO' ......................................       824
          7,880  Cemex S.A. de C.V. ADR............................        55
     (a)276,110  Cifra S.A. 'B' ...................................       398
      (a)54,075  Cifra S.A. de C.V. 'C' ...........................        77
     (a)106,090  Controladora Comercial Mexicana S.A. 'B' .........        99
      (a)15,951  Empresas ICA Sociedad Controladora S.A. de
                   C.V. ...........................................       221
        321,420  Formento Economico Mexicano S.A. 'B' .............       911
         92,460  Farmacias Benavides S.A. 'B' .....................       179
      (a)25,550  Gruma S.A. 'B' ...................................       118
    (a)(e)6,165  Grupo Carso S.A. ADR..............................        87
         41,380  Grupo Cementos Chihuahua 'B' .....................        42
     (a)435,280  Grupo Financiero Bancomer 'B' ....................       190
   (a)(e)75,902  Grupo Financiero Bancomer 'B' ADR.................       655
      (a)16,367  Grupo Televisa S.A. GDR...........................       503
         13,040  Kimberly-Clark de Mexico S.A. 'A' ................       237
          7,351  Pan American Beverages, Inc. 'A' .................       327
      (a)72,270  Sears Roebuck de Mexico 'B1' .....................       190
         32,867  Telefonos de Mexico 'L' ADR.......................     1,101
                                                                     --------
                                                                        7,429
                                                                     --------
  PERU (0.9%)
        127,885  Telefonica del Peru 'B' ..........................       258
                                                                     --------
TOTAL COMMON STOCKS (COST $15,324).................................    16,923
                                                                     --------

                                                                        VALUE
         SHARES                                                         (000)
-----------------------------------------------------------------------------

PREFERRED STOCKS (31.6%)
  BRAZIL (NON-VOTING STOCKS) (31.1%)
    138,397,107  Banco Bradesco....................................  $  1,130
   (d)8,115,000  Banco Nacional....................................         1
      2,339,819  Brahma............................................     1,396
      2,644,000  Casa Anglo Brasileri S.A. ........................       145
      7,266,000  Cia Energetica de Minas Gerais....................       193
          6,269  Cia Energetica de Minas Gerais ADR................       178
   (a)9,395,000  Cia Paulista de Forca e Luz.......................       618
        507,000  Coteminas.........................................       200
        143,293  Dixie Toga S.A. ..................................       138
     (a)732,000  Electricidade de Sao Paulo S.A. ..................        77
        705,000  Eletrobras 'B' ...................................       202
        174,000  Investimentos Itausa S.A. ........................       133
      1,625,100  Itaubanco.........................................       660
     21,035,000  Lojas Renner......................................     1,110
      4,440,000  Petrobras.........................................       546
     23,233,383  Telebras PN.......................................     1,622
         11,645  Vale do Rio Doce..................................       226
                                                                     --------
                                                                        8,575
                                                                     --------
  COLOMBIA (0.5%)
        268,716  Banco Ganadero Series L...........................        53
          4,370  Banco Ganadero S.A. ADR...........................        85
                                                                     --------
                                                                          138
                                                                     --------
TOTAL PREFERRED STOCKS (COST $6,758)...............................     8,713
                                                                     --------

        FACE
      AMOUNT
       (000)
------------
CONVERTIBLE DEBENTURE (0.6%)
  COLOMBIA (0.6%)
 $    (e)180  Banco de Colombia 5.20%, 2/1/99 (COST $159).......       161
                                                                  --------

FOREIGN GOVERNMENT BOND (2.6%)
  VENEZUELA (2.6%)
    (h)1,000  Republic of Venezuela Series L, 6.625%, 12/18/07
                (COST $596).....................................       708
                                                                  --------
TOTAL FOREIGN SECURITIES (96.3%) (COST $22,837).................    26,505
                                                                  --------
FOREIGN CURRENCY (0.2%)
   ARP     2  Argentine Peso....................................         2
   BRC     9  Brazilian Real....................................         9
  PSS    116  Peruvian Sol......................................        47
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $58)...............................        58
                                                                  --------
TOTAL INVESTMENTS (96.5%) (COST $22,895)........................    26,563
OTHER ASSETS IN EXCESS OF LIABILITIES (3.5%)....................       959
                                                                  --------
NET ASSETS (100%)...............................................  $ 27,522
                                                                  --------
                                                                  --------
---------------

(a)   -- Non-income producing securities.
(d)   -- Security valued at fair value -- see note A-1 to
        financial statements.
(e)   -- 144A Security -- Certain conditions for public
        sale may exist.
(h)   -- Variable or floating rate securities -- rate
        disclosed is as of June 30, 1996.
ADR   -- American Depositary Receipt
GDR   -- Global Depositary Receipt
GDS   -- Global Depositary Share

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

-------------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                                               VALUE      PERCENT OF
INDUSTRY                                                                       (000)      NET ASSETS
---------------------------------------------------------------------------  ---------  ---------------
Telecommunications.........................................................  $   6,127         22.3%
Finance....................................................................      5,008         18.2
Consumer Goods.............................................................      4,260         15.5
Energy.....................................................................      3,515         12.8
Services...................................................................      2,737          9.9
Materials..................................................................      2,020          7.3
Multi-Industry.............................................................      1,624          5.9
Foreign Government Bond....................................................        707          2.6
Capital Equipment..........................................................        507          1.8
                                                                             ---------        -----
                                                                             $  26,505         96.3%
                                                                             ---------        -----
                                                                             ---------        -----

    64
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

                                                                           VALUE
          SHARES                                                           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (77.9%)
  ARGENTINA (1.5%)
          18,082  Telecom Argentina S.A. ADR........................  $      847
          42,430  Telefonica de Argentina S.A. ADR..................       1,252
          36,212  Quilmes Industrial................................         371
                                                                      ----------
                                                                           2,470
                                                                      ----------
  BRAZIL (5.9%)
        (e)4,302  Cia Energetica de Minas Gerais GDR................         115
           5,020  Cia Vale Do Rio Doce ADR..........................          98
       6,627,000  Eletrobras........................................       1,782
      (d)667,000  Light.............................................          47
       (e)29,701  Pao de Acucar GDR.................................         492
        (e)1,960  Pao de Acucar GDS.................................          32
      15,499,000  Telebras..........................................         911
          89,685  Telebras ADR......................................       6,244
      (a)948,397  Telesp............................................         167
                                                                      ----------
                                                                           9,888
                                                                      ----------
  CHILE (0.2%)
          12,125  Santa Isabel S.A. ADR.............................         332
                                                                      ----------
  CHINA (0.7%)
         531,700  China International Marine Containers Ltd.........         460
      (a)234,000  Shenzhen North Jianshe Motorcycle Co., Ltd........          82
       2,056,000  Yizheng Chemical Fibre Co. 'H'....................         454
         756,000  Zhenhai Refining and Chemical Co..................         215
                                                                      ----------
                                                                           1,211
                                                                      ----------
  EGYPT (0.3%)
           4,548  Ameriyah Cement Co................................          62
           1,572  Commercial International Bank.....................         180
           5,750  Eastern Tobacco...................................          63
           5,775  Egyptian Finance & Industrial.....................          61
          10,275  Helwan Portland Cement............................          97
           1,500  Madinet Housing & Development.....................          40
           1,950  North Cairo Flour Mills...........................          46
           2,385  Tora H. Portland Cement...........................          31
                                                                      ----------
                                                                             580
                                                                      ----------
  GREECE (1.0%)
          16,500  Aegek.............................................         110
           2,103  Alpha Credit Bank.................................         111
          19,500  Delta Dairy S.A...................................         238
           7,000  Ergo Bank S.A.....................................         386
          16,700  Hellenic Bottling Co. S.A.........................         555
           4,370  Titan Cement Co. S.A..............................         216
                                                                      ----------
                                                                           1,616
                                                                      ----------
  HONG KONG (5.0%)
         934,000  Charoen Pokphand Co...............................         371
         173,000  Cheung Kong Holdings Ltd..........................       1,246
         285,000  Citic Pacific Ltd.................................       1,152
         684,000  Guangdong Investments Ltd.........................         433
        (a)6,000  Guangshen Railway Co. Ltd. ADR....................         115
         434,400  Hong Kong Telecommunications Ltd..................         780
          17,000  Hopewell Holdings Ltd.............................           9
         187,000  Hutchison Whampoa Ltd.............................       1,177
         154,000  New World Development Co., Ltd....................         714
          63,000  Sun Hung Kai Properties Ltd.......................         637

                                                                           VALUE
          SHARES                                                           (000)
--------------------------------------------------------------------------------
         134,000  Swire Pacific Ltd. 'A'............................  $    1,147
    (a)1,438,000  Tingyi Holdings Co................................         395
         167,000  Varitronix International Ltd......................         348
                                                                      ----------
                                                                           8,524
                                                                      ----------
  HUNGARY (0.1%)
        (a)2,000  Cofinec GDR.......................................          96
                                                                      ----------
  INDIA (11.7%)
       (a)12,369  Century Textiles & Industries GDR.................       1,973
      (e)157,950  E.I.D. Parry GDR..................................         450
         198,800  Great Eastern Shipping GDR........................       1,715
         100,000  Gujarat Ambuja Cement GDR.........................       1,275
         214,816  Gujarat Narmada Valley Fertilizers Co., Ltd.......       1,423
         504,000  Hindustan Development Corp. Ltd...................         315
       (a)60,000  ITC Ltd. GDS......................................         622
          75,000  India Cements Ltd. GDR............................         412
          71,000  Indian Petrochemical Corp., Ltd. GDR..............       1,189
          22,000  Indian Rayon & Industries GDR.....................         325
       (a)83,750  Indo Rama Synthetics Ltd. GDR.....................       1,078
    (a)(e)25,000  Indo Rama Synthetics Ltd. GDR.....................         322
        (a)4,320  JCT Ltd. GDR......................................          17
          (e)160  JCT Ltd. GDR......................................           1
      (a)230,750  JK Corp. GDR......................................         721
          50,000  Mahindra & Mahindra Ltd. GDR......................         550
   (a)(g)186,045  Morgan Stanley India Investment Fund, Inc.........       2,070
          83,500  Raymond Ltd. GDR..................................       1,744
         317,000  SIV Industries GDR................................         951
      (a)280,000  Sanghi Polyester Ltd. GDR.........................         812
         310,300  Tube Investments of India.........................         968
          60,550  United Phosphorus Ltd. GDR........................         734
                                                                      ----------
                                                                          19,667
                                                                      ----------
  INDONESIA (5.5%)
      (d)143,000  Bank International Indonesia (Foreign)............         706
      (d)436,000  Barito Pacific Timber (Foreign)...................         286
      (d)459,000  Bimantara Citra (Foreign).........................         577
       (d)38,500  Charoen Pokphand Co., Ltd. (Foreign)..............          74
   (a)(d)347,000  Gudang Garam (Foreign)............................       1,487
       (d)93,500  Hanjaya Mandala Sampoerna (Foreign)...............       1,065
      (d)833,500  Indah Kiat Pulp & Paper (Foreign).................         815
       (d)91,000  Indocement Tunggal (Foreign)......................         313
      (d)110,500  Indosat (Foreign).................................         371
      (d)104,000  Kalbe Farma (Foreign).............................         232
    (a)(d)96,500  Semen Gresik (Foreign)............................         281
       (d)52,666  Sorini Corp. (Foreign)............................         290
    (d)1,790,000  Telekomunikasi (Foreign)..........................       2,711
       (d)40,500  United Tractors (Foreign).........................          64
                                                                      ----------
                                                                           9,272
                                                                      ----------
  ISRAEL (2.7%)
          18,250  Elbit Ltd.........................................       1,087
             680  First International Bank of Israel Ltd. '1'.......          71
           4,465  First International Bank of Israel Ltd. '5'.......         498
       (a)94,327  Israel Land Development Co., Ltd..................         232
           5,100  Koor Industries Ltd...............................         432
          16,500  Koor Industries Ltd. ADR..........................         283
          89,000  Osem Investment Ltd...............................         524
          55,000  Super Sol Ltd.....................................       1,170

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                           VALUE
          SHARES                                                           (000)
--------------------------------------------------------------------------------
  ISRAEL (CONT.)
           7,000  Teva Pharmaceutical Industries Ltd. ADR...........  $      265
                                                                      ----------
                                                                           4,562
                                                                      ----------
  KOREA (2.3%)
     (a)(d)1,960  Chosun Brewery (Foreign)..........................          67
       (d)17,380  Korea Electric Power (Foreign)....................         702
       (d)29,250  Korea Housing Bank................................         804
       (a)(d)537  Korea Mobile Telecommunications Corp. (Foreign)...         636
           5,000  Korea Mobile Telecommunications Corp. ADR.........          86
        (d)2,800  Pohang Iron & Steel Ltd. (Foreign)................         228
           5,220  Samsung Electronics Co. GDS.......................         270
        (a)5,680  Samsung Electronics Co. (Foreign).................         476
       (d)25,345  Shinhan Bank Co., Ltd. (Foreign)..................         592
           3,000  Yukong Ltd. (Foreign).............................          88
                                                                      ----------
                                                                           3,949
                                                                      ----------
  MEXICO (9.6%)
         137,011  ALFA S.A. de C.V..................................         615
          87,770  Apasco S.A. de C.V................................         485
      (a)659,310  Banacci 'B'.......................................       1,370
      (a)193,888  Banacci 'L'.......................................         368
         480,112  Cemex 'CPO'.......................................       1,703
       (e)65,099  Cemex S.A. de C.V. ADR............................         450
      (a)193,050  Cifra S.A. 'B'....................................         279
      (a)404,375  Cifra S.A. 'C'....................................         577
       (a)27,385  Empresas ICA Sociedad Controladora S.A. de C.V....         380
         828,920  Formento Economico Mexicano S.A. 'B'..............       2,350
    (a)(e)32,410  Grupo Carso S.A. ADR..............................         459
    (a)2,484,875  Grupo Financiero Bancomer 'B'.....................       1,082
   (a)(e)154,870  Grupo Financiero Bancomer 'B' ADR.................       1,336
       (a)35,745  Grupo Televisa S.A. GDR...........................       1,099
          20,628  Pan American Beverages, Inc. 'A'..................         918
          83,985  Telefonos de Mexico 'L' ADR.......................       2,814
                                                                      ----------
                                                                          16,285
                                                                      ----------
  MOROCCO (0.3%)
           2,700  Banque Morocaine..................................         121
           3,500  Banque Morocaine GDR..............................          50
           3,200  Omnium Nord Africain S.A..........................         147
           2,500  Sni Maroc.........................................         157
        (a)2,000  Wafabank..........................................          93
                                                                      ----------
                                                                             568
                                                                      ----------
  PAKISTAN (3.0%)
          98,600  Dewan Salman Fibre................................         118
         157,300  D.G. Khan Cement Ltd..............................          62
         569,700  Fauji Fertilizer Co., Ltd.........................       1,465
      (a)181,500  Karachi Electric..................................         191
      (a)150,000  Nishat Mills Ltd..................................          60
          35,100  Pakistan State Oil Co. Ltd........................         414
       (a)19,825  Pakistan Telecommunication Co.....................       2,265
      (a)399,000  Sui Northern Gas Pipelines........................         456
                                                                      ----------
                                                                           5,031
                                                                      ----------
  PHILIPPINES (3.0%)
         252,425  Ayala Land, Inc. 'B'..............................         453
         734,200  C&P Homes, Inc....................................         638
      (a)519,000  DMCI Holdings, Inc................................         371
                                                                           VALUE
          SHARES                                                           (000)
--------------------------------------------------------------------------------
       2,433,800  JG Summit Holding 'B'.............................  $      910
          74,900  Manila Electric 'B'...............................         786
       1,288,350  Petron Corp.......................................         590
          13,200  Philippine Long Distance Telephone ADR............         786
       1,867,080  SM Prime Holdings, Inc............................         485
           2,200  San Miguel Corp. 'B'..............................           8
                                                                      ----------
                                                                           5,027
                                                                      ----------
  POLAND (1.5%)
          12,500  Bank Rozwoju Eksportu S.A.........................         327
          75,000  Big Bank Inicjatyw................................          94
       (a)15,750  Debica S.A........................................         383
           1,800  E. Wedel S.A......................................          81
          31,300  Elektrim..........................................         257
        (a)8,000  Fabryka Kotlow Rafako S.A.........................          47
          48,000  Mostostal-Export..................................         164
       (a)69,000  Polifarb Wroclaw S.A..............................         348
          32,000  Wielkopolski Bank Kredytowy.......................         173
           7,700  Zywiec............................................         595
                                                                      ----------
                                                                           2,469
                                                                      ----------
  PORTUGAL (0.0%)
        (a)6,000  Filmes Lusomundo..................................          37
                                                                      ----------
  RUSSIA (5.2%)
   (a)15,372,000  Irkutskenergo.....................................       1,783
      (a)110,000  Lukoil Holdings...................................       1,210
       (e)14,635  Lukoil Holdings ADR...............................         626
       2,200,000  Moscow Energy (Mosenergo).........................       1,958
      (a)459,000  Rostelekom........................................       1,102
   (a)22,130,000  Unified Energy System.............................       2,080
                                                                      ----------
                                                                           8,759
                                                                      ----------
  SOUTH AFRICA (3.6%)
         100,000  Amalgamated Banks of South Africa.................         554
          12,500  Anglo American Industrial Corp. Ltd...............         502
          49,500  Barlow Ltd........................................         517
         119,473  Bidvest Group Ltd.................................         714
          15,400  Drifontein Consolidation Ltd......................         206
          43,500  Gencor Ltd........................................         161
         101,500  JD Group Ltd......................................         550
       (g)34,265  Morgan Stanley Africa Investment Fund, Inc........         428
          37,850  Rembrant Group Ltd................................         356
         308,175  SA Iron & Steel Corp. Ltd.........................         241
          60,000  Sage Group Ltd....................................         288
         142,865  Sasol Ltd.........................................       1,550
          72,300  Spescom Electronics Ltd...........................          67
                                                                      ----------
                                                                           6,134
                                                                      ----------
  SINGAPORE (0.3%)
      (a)186,000  Want Want Holdings................................         500
                                                                      ----------
  TAIWAN (4.7%)
         277,000  Cathay Life Insurance Co., Ltd....................       1,953
       1,568,000  China Steel Corp..................................       1,641
         318,000  Hua Nan Commercial Bank...........................       1,676
      (a)238,068  Mosel Vitelic Ltd.................................         335
      (a)377,640  Taiwan Semiconductor Co...........................         789
         235,460  United Micro Electronics Corp., Ltd...............         349
         857,000  Yang Ming Marine Transport........................       1,264
                                                                      ----------
                                                                           8,007
                                                                      ----------

    66
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                           VALUE
          SHARES                                                           (000)
--------------------------------------------------------------------------------
  THAILAND (4.2%)
          35,300  Advanced Information Services Co., Ltd.
                    (Foreign).......................................  $      523
          94,100  Bangkok Bank Co., Ltd. (Foreign)..................       1,275
         237,300  Finance One Co., Ltd. (Foreign)...................       1,533
          61,000  National Finance & Securities Co., Ltd.
                    (Foreign).......................................         272
          25,800  Shinawatra Computer Co., Ltd. (Foreign)...........         559
         113,000  Siam Commercial Bank Co., Ltd. (Foreign)..........       1,638
         115,900  Thai Farmer's Bank Public Co. (Foreign)...........       1,269
                                                                      ----------
                                                                           7,069
                                                                      ----------
  TURKEY (5.6%)
       1,762,554  Aksa Akrilik Kimya Sanayii A.S....................         370
       2,820,500  Arcelik A.S.......................................         261
         355,000  Bagfas Bandirma Gubre Fabrikalari A.S.............          96
       1,660,000  Borusan Birmesik..................................         137
       4,185,000  Bossa Ticaret ve Sanayii Isletmeleri T.A.S........         423
       5,500,000  Demirbank Tas.....................................         188
       2,070,000  Ege Biracilik Ve Malt Sanayii.....................         945
       2,820,000  Ege Seramik Co., Inc..............................         113
         900,000  Erciyas Biracilik Ve Malt Sanayii.................         510
      17,000,000  Eregli Demir Ve Celik Fabrikalari T.A.S...........       1,884
       2,508,000  Guney Biraculik Ve Malt Sana......................         580
         387,000  Migros Turk.......................................         339
       7,776,000  Sabah.............................................         215
         835,979  Tat Konserve......................................         196
       4,340,000  Tofas Turk Otomobil Fabrikasi.....................         209
      11,735,058  Trakya Cam Sanayii A.S............................         643
      11,115,000  Turkiye Garanti Bankasi...........................         758
      13,893,750  Turkiye Garanti Banksai RFD.......................         879
      17,539,000  Yapi Ve Kredi Bankasi A.S.........................         497
       8,799,000  Yapi Ve Kredi Bankasi A.S. RFD....................         228
                                                                      ----------
                                                                           9,471
                                                                      ----------
TOTAL COMMON STOCKS (COST $121,237).................................     131,524
                                                                      ----------
PREFERRED STOCKS (8.6%)
  BRAZIL (NON-VOTING STOCKS) (8.1%)
     341,907,584  Banco Bradesco....................................       2,793
   (d)11,156,000  Banco Nacional....................................           1
       5,793,099  Brahma............................................       3,456
      16,664,000  Cia Energetica de Minas Gerais....................         443
           2,747  Cia Energetica de Minas Gerais ADR................          78
       2,080,000  Eletrobras 'B'....................................         595
         166,000  Investimentos Itausa S.A..........................         127
       4,061,200  Itaubanco.........................................       1,650
      10,145,000  Petrobras.........................................       1,248
       4,660,000  Pao de Acucar.....................................          77
      45,436,390  Telebras..........................................       3,172
         789,000  Telesp............................................         169
                                                                      ----------
                                                                          13,809
                                                                      ----------
  PORTUGAL (0.1%)
          11,780  Filmes Lusomundo..................................          94
                                                                      ----------
  RUSSIA (0.4%)
      (a)450,000  Rostelecom........................................         664
                                                                      ----------
TOTAL PREFERRED STOCKS (COST $11,903)...............................      14,567
                                                                      ----------
          NO. OF                                                        VALUE
          RIGHTS                                                        (000)
--------------------------------------------------------------------------------
RIGHTS (0.1%)
  POLAND (0.0%)
       (a)48,000  Mostostal-Export, expiring 8/14/96................  $        3
                                                                      ----------
  TURKEY (0.1%)
      (a)627,000  Tat Konserve A.S., expiring 7/24/96...............          93
                                                                      ----------
TOTAL RIGHTS (COST $128)............................................          96
                                                                      ----------
            FACE
          AMOUNT
           (000)
----------------
CONVERTIBLE DEBENTURES (0.1%)
  COLOMBIA (0.1%)
 $        (e)170  Banco de Colombia 5.20%, 2/1/99...................         152
                                                                      ----------
  INDIA (0.0)
             120  Tata Iron & Steel Co. 2.25%, 4/1/99...............         115
                                                                      ----------
TOTAL CONVERTIBLE DEBENTURES (COST $300)............................         267
                                                                      ----------
TOTAL FOREIGN SECURITIES (86.7%) (COST $133,568)....................     146,454
                                                                      ----------
SHORT TERM INVESTMENT (10.4%)
  REPURCHASE AGREEMENT (10.4%)
          17,521  Chase Securities, Inc., 5.15%, dated 6/28/96, due
                    7/1/96, to be repurchased at $17,529,
                    collateralized by $17,215 U.S. Treasury Notes,
                    7.125%, due 9/30/99, valued at $17,600
                    (COST $17,521)..................................      17,521
                                                                      ----------
TOTAL INVESTMENT IN SECURITIES (COST $151,089)......................     163,975
                                                                      ----------
FOREIGN CURRENCY (1.3%)
   ARP        14  Argentine Peso....................................          14
   BRC       800  Brazilian Real....................................         797
   EGP        33  Egyptian Pound....................................          10
   HKD       120  Hong Kong Dollar..................................          15
  IDR    461,247  Indonesian Rupiah.................................         198
 ISS           4  Israeli Shekel....................................           1
   KRW     7,198  Korean Won........................................           9
   MEP         5  Mexican Pesos.....................................           1
  PKR     15,164  Pakistani Rupee...................................         433
  PLZ         10  Polish Zloty......................................           4
   ZAR         3  South African Rand................................           1
   TWD    17,599  Taiwan Dollar.....................................         640
 TRL   4,801,341  Turkish Lira......................................          58
                                                                      ----------
TOTAL FOREIGN CURRENCY (COST $2,181)................................       2,181
                                                                      ----------
TOTAL INVESTMENTS (98.4%) (COST $153,270)...........................     166,156
OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)........................       2,711
                                                                      ----------
NET ASSETS (100%)...................................................  $  168,867
                                                                      ----------
                                                                      ----------

------------
(a)     -- Non-income producing.
(d)     -- Security is valued at fair value -- see note A-1
          to financial statements.
(e)     -- 144A Security -- certain conditions for public
          sale may exist.
(g)     -- The Fund is advised by an affiliate.
ADR     -- American Depositary Receipt.
GDR     -- Global Depositary Receipt.
GDS     -- Global Depositary Share.
RFD     -- Ranked for Dividend.

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                          PERCENT
                                                             OF
                                              VALUE         NET
INDUSTRY                                      (000)        ASSETS
----------------------------------------  -------------   --------
Consumer Goods..........................  $      29,434      17.4%
Telecommunications......................         24,864      14.7
Finance.................................         24,783      14.7
Materials...............................         17,809      10.6
Energy..................................         13,983       8.3
Multi-Industry..........................         13,244       7.8
Capital Equipment.......................         10,845       6.4
Services................................          4,819       2.9
Real Estate.............................          4,226       2.5
Insurance...............................          2,241       1.3
Gold Mines..............................            206       0.1
                                          -------------       ---
                                          $     146,454      86.7%
                                          -------------       ---
                                          -------------       ---

    68
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------
COMMON STOCKS (94.8%)
  CAPITAL GOODS / CONSTRUCTION (9.3%)
    AEROSPACE & DEFENSE (9.1%)
        800  General Dynamics Corp.............................  $    50
      3,800  McDonnell Douglas Corp............................      184
      6,200  United Technologies Corp..........................      713
                                                                 -------
                                                                     947
                                                                 -------
    BUILDING & CONSTRUCTION (0.2%)
   (a)1,100  AMRE, Inc.........................................       24
                                                                 -------
  TOTAL CAPITAL GOODS / CONSTRUCTION...........................      971
                                                                 -------
  CONSUMER--CYCLICAL (23.7%)
    BROADCASTING--RADIO & TELEVISION (1.0%)
   (a)3,500  Heftel Broadcasting Corp. `A'.....................      104
                                                                 -------
    ENTERTAINMENT & LEISURE (3.3%)
  (a)11,600  Gtech Holdings Corp...............................      344
                                                                 -------
    FOOD SERVICE & LODGING (15.5%)
  (a)13,600  Boston Chicken, Inc...............................      442
   (a)1,700  Foodmaker, Inc....................................       15
   (a)8,100  HFS, Inc..........................................      567
      5,400  ITT Corp. (New)...................................      358
      6,700  La Quinta Inns, Inc...............................      225
                                                                 -------
                                                                   1,607
                                                                 -------
    LEISURE RELATED (0.5%)
      3,300  International Game Technology.....................       56
                                                                 -------
    PHOTOGRAPHY & OPTICAL (0.9%)
      5,800  PCA International, Inc............................       97
                                                                 -------
    PUBLISHING (1.8%)
     12,000  K-III Communications Corp.........................      150
      1,000  New York Times Co. `A'............................       33
                                                                 -------
                                                                     183
                                                                 -------
    RETAIL--GENERAL (0.7%)
   (a)1,600  Petsmart, Inc.....................................       76
                                                                 -------
  TOTAL CONSUMER--CYCLICAL.....................................    2,467
                                                                 -------
  CONSUMER--STAPLES (31.8%)
    BEVERAGES (2.3%)
      6,950  Coca-Cola Enterprises, Inc........................      241
                                                                 -------
    FOOD (2.8%)
      4,000  Kellogg Co........................................      293
                                                                 -------
    TOBACCO (26.7%)
     12,900  Philip Morris Cos., Inc...........................    1,342
     42,000  RJR Nabisco Holdings Corp.........................    1,302
      3,700  UST, Inc..........................................      127
                                                                 -------
                                                                   2,771
                                                                 -------
  TOTAL CONSUMER--STAPLES......................................    3,305
                                                                 -------
  DIVERSIFIED (5.5%)
    DIVERSIFIED (5.5%)
      1,700  Allied Signal, Inc................................       97
      6,000  Loews Corp........................................      473
                                                                 -------
  TOTAL DIVERSIFIED............................................      570
                                                                 -------

                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------
  FINANCE (21.7%)
    BANKING (5.4%)
      1,700  Citicorp..........................................  $   140
      1,783  Wells Fargo Co....................................      426
                                                                 -------
                                                                     566
                                                                 -------
    FINANCIAL SERVICES (7.4%)
     10,000  American Express Co...............................      446
      1,400  CIGNA Corp........................................      165
      2,100  Student Loan Marketing Association................      155
                                                                 -------
                                                                     766
                                                                 -------
    INSURANCE (8.5%)
      1,800  ACE Ltd...........................................       84
     11,600  CMAC Investment Corp..............................      667
      2,100  PMI Group, Inc....................................       89
      1,400  PartnerRe Holdings Ltd............................       42
                                                                 -------
                                                                     882
                                                                 -------
    REAL ESTATE (0.4%)
   (a)1,600  Insignia Financial Group, Inc. `A'................       43
                                                                 -------
  TOTAL FINANCE................................................    2,257
                                                                 -------
  MATERIALS (1.4%)
    CHEMICALS (1.4%)
      1,000  Olin Corp.........................................       89
        800  Potash Corp. of Saskatchewan, Inc.................       53
                                                                 -------
                                                                     142
                                                                 -------
  TECHNOLOGY (1.4%)
    ELECTRONICS (0.9%)
      1,300  Intel Corp........................................       95
                                                                 -------
    SOFTWARE SERVICES (0.5%)
      1,200  IMC Global, Inc...................................       45
                                                                 -------
  TOTAL TECHNOLOGY.............................................      140
                                                                 -------
TOTAL COMMON STOCKS (COST $9,506)..............................    9,852
                                                                 -------
     NO. OF
  CONTRACTS
-----------
CALL OPTIONS (0.3%)
  FINANCE
     (a)500  Wells Fargo Co., expiring 1/17/98 (COST $24)......       29
                                                                 -------
       FACE
     AMOUNT
      (000)
-----------
SHORT-TERM INVESTMENT (11.9%)
  U.S. GOVERNMENT OBLIGATIONS (11.9%)
     $1,250  U.S. Treasury Bill, 8/29/96 (COST $1,239).........    1,239
                                                                 -------
TOTAL INVESTMENTS (107.0%) (COST $10,769)......................   11,120
LIABILITIES IN EXCESS OF OTHER ASSETS (-7.0%)..................     (730)
                                                                 -------
NET ASSETS (100%)..............................................  $10,390
                                                                 -------
                                                                 -------

---------------
(a)    --  Non-income producing.

     SECURITIES SOLD SHORT (NOTE A-6)                        VALUE
     SHARES                                                  (000)
     ------------------------------------------------------  ------
                1,100   Coca-Cola Enterprises, Inc.........  $  38
                3,900   HFS, Inc...........................    273
                  800   McDonnell Douglas Corp.............     39
                1,600   Philip Morris Cos., Inc............    166
               11,000   RJR Nabisco Holdings Corp..........    341
                3,700   UST, Inc...........................    127
                                                             ------
                        (TOTAL PROCEEDS $907)..............  $ 984
                                                             ------
                                                             ------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

                                                                  VALUE
     SHARES                                                       (000)
-----------------------------------------------------------------------

COMMON STOCKS (93.7%)
  APARTMENT (22.0%)
      7,900  Amli Residential Properties Trust REIT............  $  163
     15,500  Avalon Properties, Inc. REIT......................     337
      2,000  Bay Apartment Communities, Inc. REIT..............      52
      1,000  Columbus Realty Trust REIT........................      19
      5,000  Essex Property Trust, Inc. REIT...................     107
      1,200  Evans Withycombe Residential, Inc. REIT...........      25
     10,600  Irvine Apartment Communities, Inc. REIT...........     213
      4,600  Oasis Residential, Inc. REIT......................     101
      7,500  Paragon Group, Inc. REIT..........................     123
     10,300  South West Property Trust REIT....................     138
                                                                 ------
                                                                  1,278
                                                                 ------
  LAND (0.7%)
   (a)4,500  Catellus Development Corp. .......................      41
                                                                 ------
  LODGING/LEISURE (12.0%)
      7,500  Felcor Suite Hotels, Inc. REIT....................     229
   (a)6,400  Host Marriott Corp. ..............................      84
   (a)1,000  Interstate Hotels Co. ............................      22
  (a)14,000  John Q Hammons Hotels, Inc. ......................     152
        600  National Golf Properties, Inc. ...................      14
   (a)5,600  Servico, Inc. ....................................      85
      3,000  Starwood Lodging Trust REIT.......................     109
                                                                 ------
                                                                    695
                                                                 ------
  MANUFACTURED HOME (7.6%)
     18,600  ROC Communities, Inc. REIT........................     444
                                                                 ------
  OFFICE & INDUSTRIAL (31.6%)
    INDUSTRIAL (16.6%)
      7,800  Eastgroup Properties REIT.........................     170
     23,500  Meridian Industrial Trust REIT....................     432
     16,000  Pacific Gulf Properties, Inc. REIT................     268
      5,200  Security Capital Industrial Trust REIT............      92
                                                                 ------
                                                                    962
                                                                 ------
    OFFICE (4.1%)
     14,000  Parkway Co. ......................................     213
   (a)3,100  Trizec Corp. .....................................      24
                                                                 ------
                                                                    237
                                                                 ------
    OFFICE & INDUSTRIAL (10.9%)
     17,900  Bedford Property Investors, Inc. REIT.............     242
      1,700  Brandywine Realty Trust REIT......................      10
      7,000  Duke Realty Investment, Inc. REIT.................     212
      8,600  Liberty Property Trust REIT.......................     171
                                                                 ------
                                                                    635
                                                                 ------
  TOTAL OFFICE & INDUSTRIAL....................................   1,834
                                                                 ------

                                                                  VALUE
     SHARES                                                       (000)
-----------------------------------------------------------------------

  RETAIL (14.9%)
    FACTORY OUTLET CENTER (0.4%)
        500  Factory Stores of America, Inc. REIT..............  $    4
        800  Horizon Group, Inc. REIT..........................      16
                                                                 ------
                                                                     20
                                                                 ------
    REGIONAL MALL (8.7%)
     12,500  DeBartolo Realty Corp. REIT.......................     202
      1,400  Glimcher Realty Trust REIT........................      24
     10,000  Taubman Center, Inc. REIT.........................     111
      7,100  Urban Shopping Centers, Inc. REIT.................     169
                                                                 ------
                                                                    506
                                                                 ------
    SHOPPING CENTER (5.8%)
     13,400  Alexander Haagen Properties, Inc. REIT............     171
     11,300  Burnham Pacific Property Trust REIT...............     131
      1,100  Price, Inc. REIT..................................      36
                                                                 ------
                                                                    338
                                                                 ------
  TOTAL RETAIL.................................................     864
                                                                 ------
  SELF STORAGE (4.9%)
        100  Public Storage, Inc. REIT.........................       2
      9,300  Shurgard Storage Centers, Inc. 'A' REIT...........     235
      2,500  Storage Trust Realty REIT.........................      51
                                                                 ------
                                                                    288
                                                                 ------
TOTAL COMMON STOCKS (COST $5,234)..............................   5,444
                                                                 ------

    FACE
  AMOUNT
   (000)
--------

SHORT-TERM INVESTMENT (5.0%)
  REPURCHASE AGREEMENT (5.0%)
$     289 Chase Securities, Inc., 5.15%, dated 6/28/96, due
            7/1/96, to be repurchased at $289,
            collateralized by $285 U.S. Treasury Notes,
            7.125%, due 9/30/99, valued at $291 (COST
            $289)...........................................      289
                                                              -------
TOTAL INVESTMENTS (98.7%) (COST $5,523).....................    5,733
OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)................       75
                                                              -------
NET ASSETS (100%)...........................................  $ 5,808
                                                              -------
                                                              -------
---------------

(a)    -- Non-income producing.
REIT   -- Real Estate Investment Trust.

    70
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                                HIGH YIELD FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

          FACE
        AMOUNT                                                       VALUE
         (000)                                                       (000)
--------------------------------------------------------------------------

CORPORATE BONDS AND NOTES (67.8%)
  BROADCAST--RADIO & TELEVISION (8.5%)
          $130  Cablevision Systems Corp., 9.875%, 5/15/06........  $  125
           150  Continental Cablevision, Inc., 9.50%, 8/1/13......     163
        (n)300  Marcus Cable Co., Series B, 0.00%, 12/15/05.......     185
           200  Rogers Cablesystems Ltd., 10.00%, 3/15/05.........     198
           250  Viacom, Inc., 8.00%, 7/7/06.......................     229
                                                                    ------
                                                                       900
                                                                    ------
  BUILDING MATERIALS & COMPONENTS (0.9%)
           125  G-I Holdings, Inc., Series B, Zero Coupon,
                  10/1/98.........................................     100
                                                                    ------
  CAPITAL GOODS & CONSTRUCTION (0.4%)
            40  MDC Holdings, Series B, 11.125%, 12/15/03.........      39
                                                                    ------
  CHEMICALS (0.7%)
            80  Harris Chemical, 10.25%, 7/15/01..................      80
                                                                    ------
  COMPUTERS (1.9%)
        (e)200  Unisys Corp., 12.00%, 4/15/03.....................     203
                                                                    ------
  CONSUMER--CYCLICAL (0.3%)
            65  Exide Corp., 2.90%, 12/15/05......................      36
                                                                    ------
  DIVERSIFIED (1.2%)
           125  TLC Beatrice International Holdings, 11.50%,
                  10/1/05.........................................     127
                                                                    ------
  ENERGY (1.1%)
           120  Nuevo Energy, 9.50%, 4/15/06......................     119
                                                                    ------
  ENTERTAINMENT & LEISURE (2.0%)
           250  Six Flags Theme Park, Inc., Series A, 12.25%,
                  6/15/05.........................................     213
                                                                    ------
  ENVIRONMENTAL CONTROLS (3.8%)
           116  Midland Cogeneration Ventures, Series C-91,
                  10.33%, 7/23/02.................................     120
           125  Midland Funding II, Series A, 11.75%, 7/23/05.....     131
           150  Norcal Waste Systems, 12.75%, 11/15/05............     158
                                                                    ------
                                                                       409
                                                                    ------
  FOOD (1.4%)
           150  Smith's Food & Drug, 11.25%, 5/15/07..............     152
                                                                    ------
  FOOD SERVICE & LODGING (1.4%)
           150  Host Marriott Travel Plaza, Series B, 9.50%,
                  5/15/05.........................................     144
                                                                    ------
  FOREST PRODUCTS & PAPER (2.6%)
           180  Crown Paper Co., 11.00%, 9/1/05...................     171
           100  SD Warren Co., Series B, 12.00%, 12/15/04.........     106
                                                                    ------
                                                                       277
                                                                    ------
  GAMING & LODGING (4.7%)
        (e)200  Courtyard By Marriott, 10.75%, 2/1/08.............     196
            20  Grand Casinos, Inc., 10.125%, 12/1/03.............      21
        (e)150  HMC Acquisition Properties, Series B, 9.00%,
                  12/15/07........................................     137
           150  Trump Atlantic, 11.25%, 5/1/06....................     150
                                                                    ------
                                                                       504
                                                                    ------

          FACE
        AMOUNT                                                       VALUE
         (000)                                                       (000)
--------------------------------------------------------------------------
  HEALTH CARE SUPPLIES & SERVICES (0.5%)
        $(e)50  Homeside, Inc., 11.25%, 5/15/03...................  $   52
                                                                    ------
  INSURANCE (3.5%)
           275  Home Holdings, Inc., 8.625%, 12/15/03.............     179
           200  Reliance Group Holdings, Inc., 9.00%, 11/15/00....     198
                                                                    ------
                                                                       377
                                                                    ------
  METALS ( 1.4%)
           150  Algoma Steel, Inc. (Yankee Bond), 12.375%,
                  7/15/05.........................................     146
                                                                    ------
  PACKAGING & CONTAINER (5.4%)
           150  Owens-Illinois, Inc., 11.00%, 12/1/03.............     161
            50  Gaylord Container Corp., 11.50%, 5/15/01..........      51
            45  Gaylord Container Corp., 12.75%, 5/15/05..........      47
           310  Stone Container Corp., 10.75%, 10/1/02............     313
                                                                    ------
                                                                       572
                                                                    ------
  RETAIL--GENERAL (2.1%)
           280  Southland Corp., 5.00%, 12/15/03..................     218
                                                                    ------
  SOAP & TOILETRIES (2.0%)
           250  Revlon Worldwide, Series B, Zero Coupon,
                  3/15/98.........................................     208
                                                                    ------
  TELECOMMUNICATIONS (19.9%)
     (e)(n)300  Brooks Fiber Properties, 0.00%, 3/1/06............     159
           215  Comcast Cellular Corp., Series B, Zero Coupon,
                  3/5/00..........................................     148
           110  Comcast Corp., Series A, 9.375%, 5/15/05..........     106
     (e)(n)250  Echostar Satellite Broadcast, 0.00%, 3/15/04......     155
           325  Lenfest Communications, 8.375%, 11/1/05...........     297
         (e)35  Lenfest Communications, 10.50%, 6/15/06...........      35
        (n)510  MFS Communications, 0.00%, 1/15/06................     311
        (n)700  Nextel Communications, 0.00%, 8/15/04.............     411
        (n)275  Occidente Y Caribe, 0.00%, 3/15/04................     140
            40  Philippines Long Distance Telephone, 9.25%,
                  6/30/06.........................................      40
           250  TCI Communications, Inc., 7.875%, 2/15/26.........     218
        (n)170  Telewest plc., 0.00%, 10/1/07.....................     101
                                                                    ------
                                                                     2,121
                                                                    ------
  TEXTILES & APPAREL (2.1%)
            60  Collins & Aikman Products, 11.50%, 4/15/06........      61
           165  Westpoint Stevens, Inc., 9.375%, 12/15/05.........     160
                                                                    ------
                                                                       221
                                                                    ------
TOTAL CORPORATE BONDS AND NOTES (COST $7,320).....................   7,218
                                                                    ------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                                HIGH YIELD FUND

-------------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

          FACE
        AMOUNT                                                       VALUE
         (000)                                                       (000)
--------------------------------------------------------------------------
ASSET BACKED SECURITIES (3.7%)
  FINANCE (2.1%)
   $       263  DR Securitized Lease Trust, Series 1994-K1, Class
                  A1, 7.60%, 8/15/07..............................  $  221
                                                                    ------
  TRANSPORTATION (1.6%)
           175  Aircraft Lease Portfolio Securization Ltd., Series
                  1996-1, Class D, 12.75%, 6/15/06                     175
                                                                    ------
TOTAL ASSET BACKED SECURITIES (COST $395).........................     396
                                                                    ------
FOREIGN GOVERNMENT BONDS (10.7%)
        (n)800  Republic of Argentina Series L, 5.25%, 3/31/23....     439
        (h)650  Federal Republic of Brazil Par Bond, Series Z-L,
                  5.00%, 4/15/24..................................     361
           250  United Mexican States, Series B, 6.25%,
                  12/31/19........................................     160
        (h)250  Government of Venezuela Front Loaded Interest
                  Reduction Bond, Series A, 6.375%, 3/31/07.......     181
                                                                    ------
TOTAL FOREIGN GOVERNMENT BONDS (COST $1,122)......................   1,141
                                                                    ------

      SHARES
------------
PREFERRED STOCKS (2.0%)
   (a)(e)215  Time Warner, Inc., Series K (COST $215)....       211
                                                           --------

      NO. OF
      RIGHTS
------------
RIGHTS (0.0%)
(a)(d)250,000 United Mexican States, expiring 12/31/96
                (COST $0)................................        --
                                                           --------

        FACE
      AMOUNT                                                  VALUE
       (000)                                                  (000)
-------------------------------------------------------------------
SHORT-TERM INVESTMENTS (16.5%)
  COMMERCIAL PAPER (14.1%)
 $       300  AT&T Corp., 5.34%, 7/24/96.................  $    299
         300  Dun & Bradstreet, 5.36%, 7/25/96...........       299
         300  Gannett, 5.33%, 7/19/96....................       299
         300  IBM, 5.36%, 7/8/96.........................       300
         300  Motorola, 5.33%, 7/16/96...................       299
                                                           --------
                                                              1,496
                                                           --------
  REPURCHASE AGREEMENT (2.4%)
         253  Chase Securities, Inc., 5.15%, dated
                6/28/96, due 7/1/96, to be repurchased at
                $253, collateralized by $250 U.S Treasury
                Notes, 7.125%, due 9/30/99, valued at
                $258.....................................       253
                                                           --------
TOTAL SHORT-TERM INVESTMENTS (COST $1,749)...............     1,749
                                                           --------
TOTAL INVESTMENTS (100.7%) (COST $10,801)................    10,715
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)............       (71)
                                                           --------
NET ASSETS (100%)........................................  $ 10,644
                                                           --------
                                                           --------
---------------

(a)   -- Non-income producing.
(d) -- Security is valued at fair value -- see note A-1 to financial statements.
(e) -- 144A Security -- certain conditions for public sale may exist.
(h) -- Variable or floating rate securities -- rate disclosed is as of June 30, 1996.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1996. Maturity date disclosed is the ultimate maturity date.

    72
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES

-------------------------------------------------------------------

                                 JUNE 30, 1996

                                  GLOBAL        GLOBAL                                 WORLDWIDE
                                  EQUITY         FIXED         ASIAN      AMERICAN          HIGH         LATIN      EMERGING
                              ALLOCATION        INCOME        GROWTH         VALUE        INCOME      AMERICAN       MARKETS
                                    FUND          FUND          FUND          FUND          FUND          FUND          FUND
                                   (000)         (000)         (000)         (000)         (000)         (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in
   Securities, at Value
   (Note 1) -- See
   accompanying
   portfolios              $    137,244    $    11,120   $   463,721   $   42,755    $   92,304    $   26,505    $  163,975
  Foreign Currency at
   Value                            399             --         3,142           --            --            58         2,181
  Cash                                1            723            --           --           232            --           685
  Receivable for:
    Investments Sold              2,238             --         4,348          428         1,448           792         3,510
    Fund Shares Sold              1,832             11         1,821          369         1,708         1,258         2,142
    Dividends                       399             --           757           95            --           130           596
    Interest                          2            155             6            1         1,684             6            12
    Foreign Withholding
     Tax Reclaim                     73              6            25           --            --            --             3
  Unrealized Gain on
   Forward Foreign
   Currency Contracts             1,162              3            --           --            --            --            --
  Deferred Organization
   Costs                             43             43            35           52            59            58            57
  Receivable from
   Investment Adviser                --             17            --           60            --            --            --
  Securities, at Value,
   Held as Collateral for
   Securities Loaned             23,165             --            --           --            --            --            --
  Other                               5             --            18           --            --            --             1
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
    Total Assets                166,563         12,078       473,873       43,760        97,435        28,807       173,162
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
LIABILITIES:
  Payable for:
    Investments Purchased         1,086            288           984          111           662           802         3,430
    Fund Shares Redeemed            153              4           710           31           287            24            65
    Bank Overdraft                   --             --           662           --            --           335            --
    Dividends Declared               --              1            --           23           309            --            --
    Investment Advisory
     Fees                           219             --         1,153           95           115            15           320
    Administrative Fees              40              4           114           11            23             8            39
    Custody Fees                     73              4           204            5            17            28           108
    Professional Fees                38             34            72           26            48            34            51
    Distribution Fees               211             21           682           72           154            29           173
    Shareholder Reporting
     Expenses                        41              6           150           32            37             7            39
    Directors' Fees and
     Expenses                         2             --             7            1            --            --             1
    Securities Sold Short            --             --            --           --            --            --            --
    Filing and
     Registration Fees               14             --            46            1            21             3            34
  Deferred Country Tax                1             --           157           --            --            --            35
  Dividend Payable on
   Securities Sold Short             --             --            --           --            --            --            --
  Collateral on
   Securities Loaned             23,165             --            --           --            --            --            --
  Other                               3             --            --           --             1            --            --
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
    Total Liabilities            25,046            362         4,941          408         1,674         1,285         4,295
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS                 $    141,517    $    11,716   $   468,932   $   43,352    $   95,761    $   27,522    $  168,867
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS CONSIST OF:
  Capital Stock at Par     $         10    $         1   $        28   $        3    $        8    $        2    $       14
  Paid in Capital in
   Excess of Par                119,218         11,909       426,860       35,893        91,713        25,263       157,148
  Undistributed
   (Distribution in
   excess of) Net
   Investment Income              2,710            (36)         (160)         (23)        1,157           132           306
  Accumulated
   (Distribution in
   excess of) Net
   Realized Gain (Loss)           4,743           (124)        4,456        2,321         3,553        (1,541)       (1,451)
  Unrealized Appreciation
   (Depreciation) on
   Investments and
   Foreign Currency
   Translations*                 14,836            (34)       37,748        5,158          (670)        3,666        12,850
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS                 $    141,517    $    11,716   $   468,932   $   43,352    $   95,761    $   27,522    $  168,867
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
CLASS A SHARES:
  Net Assets               $     63,706    $     7,432   $   248,009   $   19,674    $   41,493    $   18,701    $  114,850
  Shares Issued and
   Outstanding ($.001 par
   value) (Authorized
   2,625,000,000)                 4,318            748        14,464        1,345         3,326         1,481         9,521
  Net Asset Value and
   Redemption Price Per
   Share                   $      14.75    $      9.94   $     17.15   $    14.63    $    12.47    $    12.63    $    12.06
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
  Maximum Sales Charge            4.75%          4.75%         4.75%        4.75%         4.75%         4.75%         4.75%
  Maximum Offering Price
   Per Share (Net Asset
   Value Per Share x
   100/95.25)              $      15.49    $     10.44   $     18.01   $    15.36    $    13.09    $    13.26    $    12.66
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
CLASS B SHARES:
  Net Assets               $     14,786    $     1,440   $    52,853   $    2,485    $   26,174    $    2,041    $   10,416
  Shares Issued and
   Outstanding ($.001 par
   value) (Authorized
   2,625,000,000)                 1,022            145         3,144          170         2,104           164           873
  Net Asset Value and
   Offering Price Per
   Share                   $      14.46    $      9.91   $     16.81   $    14.63    $    12.44    $    12.45    $    11.94
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
CLASS C SHARES:
  Net Assets               $     63,025    $     2,844   $   168,070   $   21,193    $   28,094    $    6,780    $   43,601
  Shares Issued and
   Outstanding ($.001 par
   value) (Authorized
   2,625,000,000)                 4,349            287        10,015        1,448         2,257           546         3,654
  Net Asset Value and
   Offering Price Per
   Share                   $      14.49    $      9.90   $     16.78   $    14.64    $    12.45    $    12.43    $    11.93
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
  Investments at Cost,
   Including Foreign
   Currency                $    123,918    $    11,155   $   428,959   $   37,597    $   92,940    $   22,895    $  153,270
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------


                              AGGRESSIVE            U.S.            HIGH
                                  EQUITY     REAL ESTATE           YIELD
                                    FUND            FUND            FUND
                                   (000)           (000)           (000)
--------------------------------------------------------------------------------------
ASSETS:
  Investments in
   Securities, at Value
   (Note 1) -- See
   accompanying
   portfolios              $     11,120    $      5,733    $      10,715
  Foreign Currency at
   Value                             --              --               --
  Cash                               --              --               40
  Receivable for:
    Investments Sold              1,017              --               87
    Fund Shares Sold                141             182               10
    Dividends                        32              39               --
    Interest                         --              --              143
    Foreign Withholding
     Tax Reclaim                     --              --               --
  Unrealized Gain on
   Forward Foreign
   Currency Contracts                --              --               --
  Deferred Organization
   Costs                            100              39               39
  Receivable from
   Investment Adviser                12              26               25
  Securities, at Value,
   Held as Collateral for
   Securities Loaned                 --              --               --
  Other                              --              --               --
                           -------------   -------------   -------------
    Total Assets                 12,422           6,019           11,059
                           -------------   -------------   -------------
LIABILITIES:
  Payable for:
    Investments Purchased           432             118              240
    Fund Shares Redeemed             --              --               --
    Bank Overdraft                  552               1               --
    Dividends Declared               10              12               86
    Investment Advisory
     Fees                            --              --               --
    Administrative Fees               3               1                2
    Custody Fees                      4               1                1
    Professional Fees                20              26               26
    Distribution Fees                13               6               12
    Shareholder Reporting
     Expenses                         4               5                6
    Directors' Fees and
     Expenses                        --              --               --
    Securities Sold Short           984              --               --
    Filing and
     Registration Fees                3               2                4
  Deferred Country Tax               --              --               --
  Dividend Payable on
   Securities Sold Short              7              --               --
  Collateral on
   Securities Loaned                 --              --               --
  Other                              --              39               38
                           -------------   -------------   -------------
    Total Liabilities             2,032             211              415
                           -------------   -------------   -------------
NET ASSETS                 $     10,390    $      5,808    $      10,644
                           -------------   -------------   -------------
                           -------------   -------------   -------------
NET ASSETS CONSIST OF:
  Capital Stock at Par     $          1    $         --    $           9
  Paid in Capital in
   Excess of Par                  9,175           5,579           10,706
  Undistributed
   (Distribution in
   excess of) Net
   Investment Income                 --              19               18
  Accumulated
   (Distribution in
   excess of) Net
   Realized Gain (Loss)             940              --               (3)
  Unrealized Appreciation
   (Depreciation) on
   Investments and
   Foreign Currency
   Translations*                    274             210              (86)
                           -------------   -------------   -------------
NET ASSETS                 $     10,390    $      5,808    $      10,644
                           -------------   -------------   -------------
                           -------------   -------------   -------------
CLASS A SHARES:
  Net Assets               $      5,382    $      1,829    $       3,907
  Shares Issued and
   Outstanding ($.001 par
   value) (Authorized
   2,625,000,000)                   374             146              328
  Net Asset Value and
   Redemption Price Per
   Share                   $      14.40    $      12.52    $       11.92
                           -------------   -------------   -------------
                           -------------   -------------   -------------
  Maximum Sales Charge            4.75%           4.75%            4.75%
  Maximum Offering Price
   Per Share (Net Asset
   Value Per Share x
   100/95.25)              $      15.12    $      13.14    $       12.51
                           -------------   -------------   -------------
                           -------------   -------------   -------------
CLASS B SHARES:
  Net Assets               $      2,426    $      2,197    $       3,421
  Shares Issued and
   Outstanding ($.001 par
   value) (Authorized
   2,625,000,000)                   169             175              287
  Net Asset Value and
   Offering Price Per
   Share                   $      14.38    $      12.52    $       11.93
                           -------------   -------------   -------------
                           -------------   -------------   -------------
CLASS C SHARES:
  Net Assets               $      2,582    $      1,782    $       3,316
  Shares Issued and
   Outstanding ($.001 par
   value) (Authorized
   2,625,000,000)                   180             142              278
  Net Asset Value and
   Offering Price Per
   Share                   $      14.37    $      12.52    $       11.93
                           -------------   -------------   -------------
                           -------------   -------------   -------------
  Investments at Cost,
   Including Foreign
   Currency                $     10,769    $      5,523    $      10,801
                           -------------   -------------   -------------
                           -------------   -------------   -------------

--------------------
* Net of accrual for Country tax of U.S. $1,000 for Global Equity Allocation Fund, $157,000 for Asian Growth Fund and $34,000 for Emerging Markets Fund.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                            STATEMENT OF OPERATIONS

-------------------------------------------------------------------

                                                              GLOBAL         ASIAN      AMERICAN     WORLDWIDE         LATIN
                                         GLOBAL EQUITY         FIXED        GROWTH         VALUE          HIGH      AMERICAN
                                            ALLOCATION   INCOME FUND          FUND          FUND   INCOME FUND          FUND
                                                  FUND    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                            YEAR ENDED      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                         JUNE 30, 1996          1996          1996          1996          1996          1996
                                                 (000)         (000)         (000)         (000)         (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                              $       2,529   $        --   $     6,265   $     1,339   $        --   $       484
  Interest                                         201         1,058           798           122         9,661           125
  Less Foreign Taxes Withheld                     (165)           (3)         (570)           --            --           (29)
                                         -------------   -----------   -----------   -----------   -----------   -----------
    Total Income                                 2,565         1,055         6,493         1,461         9,661           580
                                         -------------   -----------   -----------   -----------   -----------   -----------
EXPENSES:
  Investment Advisory Fees
    Basic Fee                                    1,048           122         3,762           364           527           219
    Less: Fees Waived                             (371)         (112)           --          (134)          (97)         (206)
                                         -------------   -----------   -----------   -----------   -----------   -----------
  Investment Advisory Fees -- Net                  677            10         3,762           230           430            13
  Administrative Fees                              390            57         1,115           135           213            70
  Custodian Fees                                   217            20           631            20            58           120
  Filing and Registration Fees                      15             2            48             3            23             5
  Directors' Fees and Expenses                       6             2            19             3             4             2
  Professional Fees                                 72            42           136            35            70            46
  Shareholder Reports                               80            15           308            53            60            18
  Dividend Expense on Securities Sold
   Short                                            --            --            --            --            --            --
  Distribution Fees
    Class A                                        126            26           516            57            90            28
    Class B                                         47             3           194            14           112             6
    Class C                                        496            56         1,505           187           231            55
  Amortization of Organizational Costs              23            22            14            20            19            18
  Blue Sky Fees
    Class A                                         11            12            14            14            14            11
    Class B                                          1            --             2             1             4             1
    Class C                                         11             6            10            12             9             5
  Country Tax Expense                               --            --            --            --            --             8
  Other                                             29            10            63            11            20            11
  Expenses Reimbursed by Adviser                    --            --            --            --            --            --
                                         -------------   -----------   -----------   -----------   -----------   -----------
    Net Expenses                                 2,201           283         8,337           795         1,357           417
                                         -------------   -----------   -----------   -----------   -----------   -----------
Net Investment Income (Loss)                       364           772        (1,844)          666         8,304           163
                                         -------------   -----------   -----------   -----------   -----------   -----------
NET REALIZED GAIN (LOSS) ON:
  Investments                                    5,761           400         5,503         2,783         3,822           765
  Securities Sold Short                             --            --            --            --            --            --
  Foreign Currency Translations                  5,888            89          (139)           --           238           (13)
                                         -------------   -----------   -----------   -----------   -----------   -----------
    Net Realized Gain (Loss)                    11,649           489         5,364         2,783         4,060           752
                                         -------------   -----------   -----------   -----------   -----------   -----------
CHANGE IN UNREALIZED APPRECIATION/
 DEPRECIATION ON:
  Investments                                    8,929          (481)        9,619         3,203          (627)        5,112
  Foreign Currency Translations                    849           (32)         (154)           --           (10)           --
                                         -------------   -----------   -----------   -----------   -----------   -----------
    Change in Unrealized
     Appreciation/Depreciation                   9,778          (513)        9,465         3,203          (637)        5,112
                                         -------------   -----------   -----------   -----------   -----------   -----------
Net Realized Gain (Loss) and Change in
 Unrealized Appreciation/Depreciation           21,427           (24)       14,829         5,986         3,423         5,864
                                         -------------   -----------   -----------   -----------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                         $      21,791   $       748   $    12,985   $     6,652   $    11,727   $     6,027
                                         -------------   -----------   -----------   -----------   -----------   -----------
                                         -------------   -----------   -----------   -----------   -----------   -----------

                                            EMERGING    AGGRESSIVE     U.S. REAL    HIGH YIELD
                                             MARKETS   EQUITY FUND   ESTATE FUND          FUND
                                                FUND    JANUARY 2,        MAY 1,        MAY 1,
                                          YEAR ENDED         1996*      1996* TO      1996* TO
                                            JUNE 30,   TO JUNE 30,      JUNE 30,      JUNE 30,
                                                1996          1996          1996          1996
                                               (000)         (000)         (000)         (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                              $     2,100   $        87   $        39   $        --
  Interest                                       632            24            12           141
  Less Foreign Taxes Withheld                   (132)           --            --            --
                                         -----------   -----------         -----         -----
    Total Income                               2,600           111            51           141
                                         -----------   -----------         -----         -----
EXPENSES:
  Investment Advisory Fees
    Basic Fee                                  1,082            31             9            13
    Less: Fees Waived                           (355)          (31)           (9)          (13)
                                         -----------   -----------         -----         -----
  Investment Advisory Fees -- Net                727            --            --            --
  Administrative Fees                            274            11             3             5
  Custodian Fees                                 359             7             1             1
  Filing and Registration Fees                    37             3             2             4
  Directors' Fees and Expenses                    41            --            --            --
  Professional Fees                               79            21            26            27
  Shareholder Reports                             69             5             5             6
  Dividend Expense on Securities Sold
   Short                                          --            11            --            --
  Distribution Fees
    Class A                                      131             4             1             2
    Class B                                       35            10             3             5
    Class C                                      309            10             3             5
  Amortization of Organizational Costs            18            --             1             1
  Blue Sky Fees
    Class A                                       13             3            --            --
    Class B                                        1             1            --            --
    Class C                                        7             2            --            --
  Country Tax Expense                             14            --            --            --
  Other                                           21             6            --            --
  Expenses Reimbursed by Adviser                  --           (10)          (26)          (25)
                                         -----------   -----------         -----         -----
    Net Expenses                               2,135            84            19            31
                                         -----------   -----------         -----         -----
Net Investment Income (Loss)                     465            27            32           110
                                         -----------   -----------         -----         -----
NET REALIZED GAIN (LOSS) ON:
  Investments                                   (427)          876            --            (3)
  Securities Sold Short                           --            67            --            --
  Foreign Currency Translations                  (91)           --            --            --
                                         -----------   -----------         -----         -----
    Net Realized Gain (Loss)                    (518)          943            --            (3)
                                         -----------   -----------         -----         -----
CHANGE IN UNREALIZED APPRECIATION/
 DEPRECIATION ON:
  Investments                                 14,569           274           210           (86)
  Foreign Currency Translations                  (37)           --            --            --
                                         -----------   -----------         -----         -----
    Change in Unrealized
     Appreciation/Depreciation                14,532           274           210           (86)
                                         -----------   -----------         -----         -----
Net Realized Gain (Loss) and Change in
 Unrealized Appreciation/Depreciation         14,014         1,217           210           (89)
                                         -----------   -----------         -----         -----
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                         $    14,479   $     1,244   $       242   $        21
                                         -----------   -----------         -----         -----
                                         -----------   -----------         -----         -----

--------------------
* Commencement of operations

    74
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                         GLOBAL EQUITY ALLOCATION FUND

                                                                                                YEAR ENDED         YEAR ENDED
                                                                                             JUNE 30, 1996      JUNE 30, 1995
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $         364  $             487
  Net Realized Gain                                                                                 11,649                137
  Change in Unrealized Appreciation/Depreciation                                                     9,778              3,795
                                                                                             -------------           --------
  Net Increase in Net Assets from Operations                                                        21,791              4,419
                                                                                             -------------           --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                           (1,295)                --
  Class B                                                                                              (69)
  Class C                                                                                           (1,106)                --
  In Excess of Net Investment Income:
  Class A                                                                                               --               (168)
  Class C                                                                                               --                (82)
                                                                                             -------------           --------
                                                                                                    (2,470)              (250)
                                                                                             -------------           --------
  Net Realized Gains:
  Class A                                                                                           (1,591)              (427)
  Class B                                                                                              (96)                --
  Class C                                                                                           (1,624)              (407)
                                                                                             -------------           --------
                                                                                                    (3,311)              (834)
                                                                                             -------------           --------
  Net Decrease in Net Assets Resulting from Distributions                                           (5,781)            (1,084)
                                                                                             -------------           --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                        58,409             32,645
  Distributions Reinvested                                                                           5,268                996
  Redeemed                                                                                         (21,216)           (17,247)
                                                                                             -------------           --------
  Net Increase in Net Assets Resulting from Capital Share Transactions                              42,461             16,394
                                                                                             -------------           --------
  Total Increase in Net Assets                                                                      58,471             19,729
NET ASSETS -- Beginning of Year                                                                     83,046             63,317
                                                                                             -------------           --------
NET ASSETS -- End of Year (Including distributions in excess of net investment income of
  $2,710 and $990, respectively)                                                             $     141,517  $          83,046
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Subscribed                                                                                      1,702              1,341
     Distributions Reinvested                                                                          197                 45
     Redeemed                                                                                         (960)              (794)
                                                                                             -------------           --------
   Net Increase in Class A Shares Outstanding                                                          939                592
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $      23,872  $          16,461
     Distributions Reinvested                                                                        2,639                546
     Redeemed                                                                                      (13,331)            (9,697)
                                                                                             -------------           --------
   Net Increase                                                                              $      13,180  $           7,310
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class B+:
    --------
   Shares:
     Subscribed                                                                                      1,017                 --
     Distributions Reinvested                                                                           12                 --
     Redeemed                                                                                           (7)                --
                                                                                             -------------           --------
   Net Increase in Class B Shares Outstanding                                                        1,022                 --
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $      14,112  $              --
     Distributions Reinvested                                                                          158                 --
     Redeemed                                                                                         (100)                --
                                                                                             -------------           --------
   Net Increase                                                                              $      14,170  $              --
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class C:
    --------
   Shares:
     Subscribed                                                                                      1,482              1,329
     Distributions Reinvested                                                                          186                 38
     Redeemed                                                                                         (575)              (623)
                                                                                             -------------           --------
   Net Increase in Class C Shares Outstanding                                                        1,093                744
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $      20,425  $          16,184
     Distributions Reinvested                                                                        2,471                450
     Redeemed                                                                                       (7,785)            (7,550)
                                                                                             -------------           --------
   Net Increase                                                                              $      15,111  $           9,084
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------

+ The Fund began offering Class B shares on August 1, 1995.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                            GLOBAL FIXED INCOME FUND

                                                                                                YEAR ENDED         YEAR ENDED
                                                                                             JUNE 30, 1996      JUNE 30, 1995
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $         772  $             869
  Net Realized Gain (Loss)                                                                             489               (435)
  Change in Unrealized Appreciation/Depreciation                                                      (513)             1,228
                                                                                             -------------            -------
  Net Increase in Net Assets Resulting from Operations                                                 748              1,662
                                                                                             -------------            -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                             (771)              (369)
  Class B                                                                                              (21)                --
  Class C                                                                                             (399)              (173)
  In Excess of Net Investment Income:
  Class A                                                                                              (23)                --
  Class B                                                                                               (1)                --
  Class C                                                                                              (12)                --
                                                                                             -------------            -------
  Net Decrease in Net Assets Resulting from Distributions                                           (1,227)              (542)
                                                                                             -------------            -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                         8,720              8,903
  Distributions Reinvested                                                                             676                328
  Redeemed                                                                                         (14,258)            (9,070)
                                                                                             -------------            -------
  Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                   (4,862)               161
                                                                                             -------------            -------
  Total Increase (Decrease) in Net Assets                                                           (5,341)             1,281
NET ASSETS -- Beginning of Year                                                                     17,057             15,776
                                                                                             -------------            -------
NET ASSETS -- End of Year (Including undistributed (distributions in excess of) net
     investment income of $(36) and $330, respectively)                                      $      11,716  $          17,057
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
       --------
   Shares:
     Subscribed                                                                                        589                682
     Distributions Reinvested                                                                           50                 27
     Redeemed                                                                                         (975)              (712)
                                                                                             -------------            -------
   Net Decrease in Class A Shares Outstanding                                                         (336)                (3)
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Subscribed                                                                              $       5,929  $           6,628
     Distributions Reinvested                                                                          507                258
     Redeemed                                                                                       (9,791)            (6,878)
                                                                                             -------------            -------
   Net Increase (Decrease)                                                                   $      (3,355) $               8
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class B+:
       --------
   Shares:
     Subscribed                                                                                        150                 --
     Distributions Reinvested                                                                            1                 --
     Redeemed                                                                                           (6)                --
                                                                                             -------------            -------
   Net Increase in Class B Shares Outstanding                                                          145                 --
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Subscribed                                                                              $       1,496  $              --
     Distributions Reinvested                                                                           14                 --
     Redeemed                                                                                          (63)                --
                                                                                             -------------            -------
   Net Increase                                                                              $       1,447  $              --
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class C:
       --------
   Shares:
     Subscribed                                                                                        130                239
     Distributions Reinvested                                                                           15                  7
     Redeemed                                                                                         (443)              (228)
                                                                                             -------------            -------
   Net Increase (Decrease) in Class C Shares Outstanding                                              (298)                18
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Subscribed                                                                              $       1,295  $           2,275
     Distributions Reinvested                                                                          155                 70
     Redeemed                                                                                       (4,404)            (2,192)
                                                                                             -------------            -------
   Net Increase (Decrease)                                                                   $      (2,954) $             153
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------

+ The Fund began offering Class B shares on August 1, 1995.

    76
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                               ASIAN GROWTH FUND

                                                                                                YEAR ENDED         YEAR ENDED
                                                                                             JUNE 30, 1996      JUNE 30, 1995
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                                                        $      (1,844) $            (944)
  Net Realized Gain                                                                                  5,364              5,252
  Change in Unrealized Appreciation/Depreciation                                                     9,465             19,182
                                                                                             -------------           --------
  Net Increase in Net Assets Resulting from Operations                                              12,985             23,490
                                                                                             -------------           --------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A                                                                                               --             (4,935)
  Class C                                                                                               --             (4,055)
  In Excess of Net Realized Gain
  Class A                                                                                               --               (241)
  Class C                                                                                               --               (198)
                                                                                             -------------           --------
  Net Decrease in Net Assets Resulting From Distributions                                               --             (9,429)
                                                                                             -------------           --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                       241,482            109,249
  Distributions Reinvested                                                                              --              8,260
  Redeemed                                                                                        (103,699)           (68,507)
                                                                                             -------------           --------
  Net Increase in Net Assets Resulting from Capital Share Transactions                             137,783             49,002
                                                                                             -------------           --------
  Total Increase in Net Assets                                                                     150,768             63,063
NET ASSETS -- Beginning of Year                                                                    318,164            255,101
                                                                                             -------------           --------
NET ASSETS -- End of Year                                                                    $     468,932  $         318,164
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
       --------
   Shares:
     Subscribed                                                                                      7,522              3,855
     Distributions Reinvested                                                                           --                299
     Redeemed                                                                                       (3,936)            (2,192)
                                                                                             -------------           --------
   Net Increase in Class A Shares Outstanding                                                        3,586              1,962
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $     127,388  $          62,609
     Distributions Reinvested                                                                           --              4,563
     Redeemed                                                                                      (65,894)           (35,024)
                                                                                             -------------           --------
   Net Increase                                                                              $      61,494  $          32,148
                                                                                             -------------           --------
                                                                                             -------------           --------
  Class B+:
       --------
   Shares:
     Subscribed                                                                                      3,225                 --
     Redeemed                                                                                          (81)                --
                                                                                             -------------           --------
   Net Increase in Class B Shares Outstanding                                                        3,144                 --
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $      54,005  $              --
     Redeemed                                                                                       (1,375)                --
                                                                                             -------------           --------
   Net Increase                                                                              $      52,630  $              --
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class C:
       --------
   Shares:
     Subscribed                                                                                      3,629              2,904
     Distributions Reinvested                                                                           --                245
     Redeemed                                                                                       (2,229)            (2,123)
                                                                                             -------------           --------
   Net Increase in Class C Shares Outstanding                                                        1,400              1,026
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $      60,089  $          46,640
     Distributions Reinvested                                                                           --              3,697
     Redeemed                                                                                      (36,430)           (33,483)
                                                                                             -------------           --------
   Net Increase                                                                              $      23,659  $          16,854
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------

+ The Fund began offering Class B shares on August 1, 1995.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                              AMERICAN VALUE FUND

                                                                                                YEAR ENDED         YEAR ENDED
                                                                                             JUNE 30, 1996      JUNE 30, 1995
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $         666  $             474
  Net Realized Gain                                                                                  2,783                362
  Change in Unrealized Appreciation/Depreciation                                                     3,203              2,637
                                                                                             -------------            -------
  Net Increase in Net Assets Resulting from Operations                                               6,652              3,473
                                                                                             -------------            -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                             (443)              (350)
  Class B                                                                                              (17)                --
  Class C                                                                                             (209)              (143)
  In Excess of Net Investment Income:
  Class A                                                                                              (12)                --
  Class B                                                                                               (1)                --
  Class C                                                                                              (10)                --
                                                                                             -------------            -------
                                                                                                      (692)              (493)
                                                                                             -------------            -------
  Net Realized Gain:
  Class A                                                                                             (331)              (260)
  Class B                                                                                              (20)                --
  Class C                                                                                             (252)              (167)
                                                                                             -------------            -------
                                                                                                      (603)              (427)
                                                                                             -------------            -------
  Net Decrease in Net Assets Resulting from Distributions                                           (1,295)              (920)
                                                                                             -------------            -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                        18,813             15,936
  Distributions Reinvested                                                                             900                472
  Redeemed                                                                                         (16,260)            (2,373)
                                                                                             -------------            -------
  Net Increase in Net Assets Resulting from Capital Share Transactions                               3,453             14,035
                                                                                             -------------            -------
  Total Increase in Net Assets                                                                       8,810             16,588
NET ASSETS -- Beginning of Year                                                                     34,542             17,954
                                                                                             -------------            -------
NET ASSETS -- End of Year (Including undistributed (distributions in excess of) net
     investment income of $(23) and $13, respectively)                                       $      43,352  $          34,542
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
       --------
   Shares:
     Subscribed                                                                                        515                794
     Distributions Reinvested                                                                           42                 29
     Redeemed                                                                                         (816)              (135)
                                                                                             -------------            -------
   Net Increase (Decrease) in Class A Shares Outstanding                                              (259)               688
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Subscribed                                                                              $       7,053  $           9,738
     Distributions Reinvested                                                                          573                351
     Redeemed                                                                                      (11,471)            (1,647)
                                                                                             -------------            -------
   Net Increase (Decrease)                                                                   $      (3,845) $           8,442
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class B+:
       --------
   Shares:
     Subscribed                                                                                        174                 --
     Distributions Reinvested                                                                            3                 --
     Redeemed                                                                                           (7)                --
                                                                                             -------------            -------
        Net Increase in Class B Shares Outstanding                                                     170                 --
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Subscribed                                                                              $       2,376  $              --
     Distributions Reinvested                                                                           36                 --
     Redeemed                                                                                          (93)                --
                                                                                             -------------            -------
   Net Increase                                                                              $       2,319  $              --
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class C:
       --------
   Shares:
     Subscribed                                                                                        685                506
     Distributions Reinvested                                                                           21                 11
     Redeemed                                                                                         (334)               (60)
                                                                                             -------------            -------
   Net Increase in Class C Shares Outstanding                                                          372                457
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Subscribed                                                                              $       9,384  $           6,198
     Distributions Reinvested                                                                          291                121
     Redeemed                                                                                       (4,696)              (726)
                                                                                             -------------            -------
   Net Increase                                                                              $       4,979  $           5,593
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------

+ The Fund began offering Class B shares on August 1, 1995.

    78
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                           WORLDWIDE HIGH INCOME FUND

                                                                                                YEAR ENDED         YEAR ENDED
                                                                                             JUNE 30, 1996      JUNE 30, 1995
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $       8,304  $           2,264
  Net Realized Gain (Loss)                                                                           4,060               (470)
  Change in Unrealized Appreciation /Depreciation                                                     (637)                82
                                                                                             -------------            -------
  Net Increase in Net Assets Resulting from Operations                                              11,727              1,876
                                                                                             -------------            -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                           (3,806)            (1,262)
  Class B                                                                                           (1,176)                --
  Class C                                                                                           (2,325)              (906)
                                                                                             -------------            -------
                                                                                                    (7,307)            (2,168)
                                                                                             -------------            -------
  Net Realized Gain:
  Class A                                                                                               --               (104)
  Class C                                                                                               --                (97)
                                                                                             -------------            -------
                                                                                                        --               (201)
                                                                                             -------------            -------
  Net Decrease in Net Assets Resulting from Distributions                                           (7,307)            (2,369)
                                                                                             -------------            -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                       103,978             21,132
  Distributions Reinvested                                                                           3,981                918
  Redeemed                                                                                         (43,317)            (7,796)
                                                                                             -------------            -------
  Net Increase in Net Assets Resulting from Capital Share Transactions                              64,642             14,254
                                                                                             -------------            -------
  Total Increase in Net Assets                                                                      69,062             13,761
NET ASSETS -- Beginning of Year                                                                     26,699             12,938
                                                                                             -------------            -------
NET ASSETS -- End of Year (Including undistributed net investment income of $1,157 and
     $165, respectively)                                                                     $      95,761  $          26,699
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
       --------
   Shares:
     Subscribed                                                                                      4,713              1,277
     Distributions Reinvested                                                                          190                 51
     Redeemed                                                                                       (2,858)              (611)
                                                                                             -------------            -------
   Net Increase in Class A Shares Outstanding                                                        2,045                717
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Subscribed                                                                              $      56,635  $          14,466
     Distributions Reinvested                                                                        2,294                542
     Redeemed                                                                                      (34,479)            (6,987)
                                                                                             -------------            -------
   Net Increase                                                                              $      24,450  $           8,021
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class B+:
       --------
   Shares:
     Subscribed                                                                                      2,125                 --
     Distributions Reinvested                                                                           44                 --
     Redeemed                                                                                          (65)                --
                                                                                             -------------            -------
   Net Increase in Class B Shares Outstanding                                                        2,104                 --
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Subscribed                                                                              $      25,745  $              --
     Distributions Reinvested                                                                          538                 --
     Redeemed                                                                                         (797)                --
                                                                                             -------------            -------
   Net Increase                                                                              $      25,486  $              --
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class C:
       --------
   Shares:
     Subscribed                                                                                      1,792                564
     Distributions Reinvested                                                                           95                 35
     Redeemed                                                                                         (656)               (73)
                                                                                             -------------            -------
   Net Increase in Class C Shares Outstanding                                                        1,231                526
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Subscribed                                                                              $      21,598  $           6,666
     Distributions Reinvested                                                                        1,149                376
     Redeemed                                                                                       (8,041)              (809)
                                                                                             -------------            -------
   Net Increase                                                                              $      14,706  $           6,233
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------

+ The Fund began offering Class B shares on August 1, 1995.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                              LATIN AMERICAN FUND

                                                                                                YEAR ENDED   JULY 6, 1994* TO
                                                                                             JUNE 30, 1996      JUNE 30, 1995
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                               $         163  $             (58)
  Net Realized Gain (Loss)                                                                             752             (2,340)
  Change in Unrealized Appreciation/Depreciation                                                     5,112             (1,446)
                                                                                             -------------            -------
  Net Increase (Decrease) in Net Assets Resulting from Operations                                    6,027             (3,844)
                                                                                             -------------            -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                              (18)                --
  Paid in Capital:
  Class A                                                                                               --               (124)
  Class C                                                                                               --                (50)
                                                                                             -------------            -------
  Net Decrease in Net Assets Resulting from Distributions                                              (18)              (174)
                                                                                             -------------            -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                        19,885             21,076
  Distributions Reinvested                                                                              15                135
  Redeemed                                                                                         (10,130)            (5,450)
                                                                                             -------------            -------
  Net Increase in Net Assets Resulitng from Capital Share Transactions                               9,770             15,761
                                                                                             -------------            -------
  Total Increase in Net Assets                                                                      15,779             11,743
NET ASSETS -- Beginning of Period                                                                   11,743                 --
                                                                                             -------------            -------
NET ASSETS -- End of Period (Including undistributed net investment income of $132 and $0,
     respectively)                                                                           $      27,522  $          11,743
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
       --------
   Shares:
     Subscribed                                                                                      1,373              1,235
     Distributions Reinvested                                                                            1                  9
     Redeemed                                                                                         (737)              (400)
                                                                                             -------------            -------
   Net Increase in Class A Shares Outstanding                                                          637                844
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Subscribed                                                                              $      14,772  $          14,271
     Distributions Reinvested                                                                           15                103
     Redeemed                                                                                       (7,673)            (3,781)
                                                                                             -------------            -------
   Net Increase                                                                              $       7,114  $          10,593
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class B+:
       --------
   Shares:
     Subscribed                                                                                        169                 --
     Redeemed                                                                                           (5)                --
                                                                                             -------------            -------
   Net Increase in Class B Shares Outstanding                                                          164                 --
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Subscribed                                                                              $       1,858  $              --
     Redeemed                                                                                          (52)                --
                                                                                             -------------            -------
   Net Increase                                                                              $       1,806  $              --
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class C:
       --------
   Shares:
     Subscribed                                                                                        316                613
     Distributions Reinvested                                                                           --                  3
     Redeemed                                                                                         (224)              (162)
                                                                                             -------------            -------
   Net Increase in Class C Shares Outstanding                                                           92                454
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Subscribed                                                                              $       3,255  $           6,805
     Distributions Reinvested                                                                           --                 32
     Redeemed                                                                                       (2,405)            (1,669)
                                                                                             -------------            -------
   Net Increase                                                                              $         850  $           5,168
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------

* Commencement of operations
+ The Fund began offering Class B shares on August 1, 1995.

    80
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                             EMERGING MARKETS FUND

                                                                                                YEAR ENDED   JULY 6, 1994* TO
                                                                                             JUNE 30, 1996      JUNE 30, 1995
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $         465  $             119
  Net Realized Loss                                                                                   (518)            (1,064)
  Change in Unrealized Appreciation/Depreciation                                                    14,532             (1,682)
                                                                                             -------------            -------
  Net Increase (Decrease) in Net Assets Resulting from Operations                                   14,479             (2,627)
                                                                                             -------------            -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                             (142)                --
                                                                                             -------------            -------
  In Excess of Net Realized Gain:
  Class A                                                                                               (3)                --
  Class C                                                                                               (2)                --
                                                                                             -------------            -------
  Net Decrease in Net Assets Resulting from Distributions                                               (5)                --
                                                                                             -------------            -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                       141,283             57,700
  Distributions Reinvested                                                                             133                 --
  Redeemed                                                                                         (35,217)            (6,737)
                                                                                             -------------            -------
  Net Increase in Net Assets Resulting from Capital Share Transactions                             106,199             50,963
                                                                                             -------------            -------
  Total Increase in Net Assets                                                                     120,531             48,336
NET ASSETS -- Beginning of Period                                                                   48,336                 --
                                                                                             -------------            -------
NET ASSETS -- End of Period (Including undistributed net investment income of $306 and $94,
     respectively.)                                                                          $     168,867  $          48,336
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
       --------
   Shares:
     Subscribed                                                                                      9,551              2,800
     Distributions Reinvested                                                                           13                 --
     Redeemed                                                                                       (2,502)              (341)
                                                                                             -------------            -------
   Net Increase in Class A Shares Outstanding                                                        7,062              2,459
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Subscribed                                                                              $     106,764  $          31,244
     Distributions Reinvested                                                                          131                 --
     Redeemed                                                                                      (27,528)            (3,679)
                                                                                             -------------            -------
   Net Increase                                                                              $      79,367  $          27,565
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class B+:
       --------
   Shares:
     Subscribed                                                                                        883                 --
     Redeemed                                                                                          (10)                --
                                                                                             -------------            -------
   Net Increase in Class B Shares Outstanding                                                          873                 --
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Subscribed                                                                              $       9,848  $              --
     Redeemed                                                                                         (116)                --
                                                                                             -------------            -------
   Net Increase                                                                              $       9,732  $              --
                                                                                             -------------            -------
                                                                                             -------------            -------
   Class C:
       --------
   Shares:
     Subscribed                                                                                      2,245              2,392
     Distributions Reinvested                                                                           --                 --
     Redeemed                                                                                         (703)              (280)
                                                                                             -------------            -------
   Net Increase in Class C Shares Outstanding                                                        1,542              2,112
                                                                                             -------------            -------
                                                                                             -------------            -------
   Dollars:
     Subscribed                                                                              $      24,671  $          26,456
     Distributions Reinvested                                                                            2                 --
     Redeemed                                                                                       (7,573)            (3,058)
                                                                                             -------------            -------
   Net Increase                                                                              $      17,100  $          23,398
                                                                                             -------------            -------
                                                                                             -------------            -------
-----------------------------------------------------------------------------------------------------------------------------

* Commencement of operations
+ The Fund began offering Class B shares on August 1, 1995.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                             AGGRESSIVE EQUITY FUND

                                                                                              JANUARY 2, 1996*
                                                                                                            TO
                                                                                                 JUNE 30, 1996
                                                                                                         (000)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $              27
  Net Realized Gain                                                                                        943
  Change in Unrealized Appreciation/Depreciation                                                           274
                                                                                                       -------
  Net Increase in Net Assets from Operations                                                             1,244
                                                                                                       -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                                  (17)
  Class B                                                                                                   (6)
  Class C                                                                                                   (7)
                                                                                                       -------
  Net Decrease in Net Assets Resulting from Distributions                                                  (30)
                                                                                                       -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                             9,793
  Distributions Reinvested                                                                                  10
  Redeemed                                                                                                (627)
                                                                                                       -------
  Net Increase in Net Assets Resulting from Capital Share Transactions                                   9,176
                                                                                                       -------
  Total Increase in Net Assets                                                                          10,390
NET ASSETS -- Beginning of Period                                                                           --
                                                                                                       -------
NET ASSETS -- End of Period                                                                  $          10,390
                                                                                                       -------
                                                                                                       -------
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
       --------
   Shares:
     Subscribed                                                                                            410
     Distributions Reinvested                                                                                1
     Redeemed                                                                                              (37)
                                                                                                       -------
   Net Increase in Class A Shares Outstanding                                                              374
                                                                                                       -------
                                                                                                       -------
   Dollars:
     Subscribed                                                                              $           5,351
     Distributions Reinvested                                                                                9
     Redeemed                                                                                             (479)
                                                                                                       -------
   Net Increase                                                                              $           4,881
                                                                                                       -------
                                                                                                       -------
   Class B:
       --------
   Shares:
     Subscribed                                                                                            170
     Redeemed                                                                                               (1)
                                                                                                       -------
   Net Increase in Class B Shares Outstanding                                                              169
                                                                                                       -------
                                                                                                       -------
   Dollars:
     Subscribed                                                                              $           2,086
     Redeemed                                                                                              (11)
                                                                                                       -------
   Net Increase                                                                              $           2,075
                                                                                                       -------
                                                                                                       -------
   Class C:
       --------
   Shares:
     Subscribed                                                                                            190
     Distributions Reinvested                                                                               --
     Redeemed                                                                                              (10)
                                                                                                       -------
   Net Increase in Class C Shares Outstanding                                                              180
                                                                                                       -------
                                                                                                       -------
   Dollars:
     Subscribed                                                                              $           2,356
     Distributions Reinvested                                                                                1
     Redeemed                                                                                             (137)
                                                                                                       -------
   Net Increase                                                                              $           2,220
                                                                                                       -------
                                                                                                       -------
--------------------------------------------------------------------------------------------------------------

* Commencement of operations

    82
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                             U.S. REAL ESTATE FUND

                                                                                               MAY 1, 1996* TO
                                                                                                 JUNE 30, 1996
                                                                                                         (000)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $              32
  Change in Unrealized Appreciation /Depreciation                                                          210
                                                                                                        ------
  Net Increase in Net Assets Resulting from Operations                                                     242
                                                                                                        ------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                                   (5)
  Class B                                                                                                   (4)
  Class C                                                                                                   (4)
                                                                                                        ------
Net Decrease in Net Assets Resulting from Distributions                                                    (13)
                                                                                                        ------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                             5,578
  Distributions Reinvested                                                                                   1
                                                                                                        ------
  Net Increase in Net Assets Resulting from Capital Share Transactions                                   5,579
                                                                                                        ------
  Total Increase in Net Assets                                                                           5,808
NET ASSETS -- Beginning of Period                                                                           --
                                                                                                        ------
NET ASSETS -- End of Period (Including undistributed net investment income of $19)           $           5,808
                                                                                                        ------
                                                                                                        ------
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
       --------
   Shares:
     Subscribed                                                                                            146
     Distributions Reinvested                                                                               --
                                                                                                        ------
   Net Increase in Class A Shares Outstanding                                                              146
                                                                                                        ------
                                                                                                        ------
   Dollars:
     Subscribed                                                                              $           1,753
     Distributions Reinvested                                                                                1
                                                                                                        ------
   Net Increase                                                                              $           1,754
                                                                                                        ------
                                                                                                        ------
   Class B:
       --------
   Shares:
     Subscribed                                                                                            175
                                                                                                        ------
   Net Increase in Class B Shares Outstanding                                                              175
                                                                                                        ------
                                                                                                        ------
   Dollars:
     Subscribed                                                                              $           2,116
                                                                                                        ------
   Net Increase                                                                              $           2,116
                                                                                                        ------
                                                                                                        ------
   Class C:
       --------
   Shares:
     Subscribed                                                                                            142
                                                                                                        ------
   Net Increase in Class C Shares Outstanding                                                              142
                                                                                                        ------
                                                                                                        ------
   Dollars:
     Subscribed                                                                              $           1,709
                                                                                                        ------
   Net Increase                                                                              $           1,709
                                                                                                        ------
                                                                                                        ------
--------------------------------------------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                HIGH YIELD FUND

                                                                                               MAY 1, 1996* TO
                                                                                                 JUNE 30, 1996
                                                                                                         (000)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $             110
  Net Realized Loss                                                                                         (3)
  Change in Unrealized Appreciation /Depreciation                                                          (86)
                                                                                                       -------
  Net Increase in Net Assets Resulting from Operations                                                      21
                                                                                                       -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                                  (38)
  Class B                                                                                                  (27)
  Class C                                                                                                  (27)
                                                                                                       -------
  Net Decrease in Net Assets Resulting from Distributions                                                  (92)
                                                                                                       -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                            10,709
  Distributions Reinvested                                                                                   6
                                                                                                       -------
  Net Increase in Net Assets Resulting from Capital Share Transactions                                  10,715
                                                                                                       -------
  Total Increase in Net Assets                                                                          10,644
NET ASSETS -- Beginning of Period                                                                           --
                                                                                                       -------
NET ASSETS -- End of Period (Including undistributed net investment income of $18)           $          10,644
                                                                                                       -------
                                                                                                       -------
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
       --------
   Shares:
     Subscribed                                                                                            327
     Distributions Reinvested                                                                               --
                                                                                                       -------
   Net Increase in Class A Shares Outstanding                                                              327
                                                                                                       -------
                                                                                                       -------
   Dollars:
     Subscribed                                                                              $           3,930
     Distributions Reinvested                                                                                5
                                                                                                       -------
   Net Increase                                                                              $           3,935
                                                                                                       -------
                                                                                                       -------
   Class B:
       --------
   Shares:
     Subscribed                                                                                            287
     Distributions Reinvested                                                                               --
                                                                                                       -------
   Net Increase in Class B Shares Outstanding                                                              287
                                                                                                       -------
                                                                                                       -------
   Dollars:
     Subscribed                                                                              $           3,443
     Distributions Reinvested                                                                                1
                                                                                                       -------
   Net Increase                                                                              $           3,444
                                                                                                       -------
                                                                                                       -------
   Class C:
       --------
   Shares:
     Subscribed                                                                                            278
                                                                                                       -------
   Net Increase in Class C Shares Outstanding                                                              278
                                                                                                       -------
                                                                                                       -------
   Dollars:
     Subscribed                                                                              $           3,336
                                                                                                       -------
   Net Increase                                                                              $           3,336
                                                                                                       -------
                                                                                                       -------
--------------------------------------------------------------------------------------------------------------

* Commencement of operations

    84
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------

                         GLOBAL EQUITY ALLOCATION FUND

                                                                    CLASS A
                                          -----------------------------------------------------------         CLASS B
                                           YEAR ENDED    YEAR ENDED     YEAR ENDED                        ----------------
                                             JUNE 30,      JUNE 30,       JUNE 30,   JANUARY 4, 1993*      AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS               1996          1995           1994   TO JUNE 30, 1993     TO JUNE 30, 1996
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $     12.60   $     11.99   $      11.09   $          10.00     $          13.01
                                          -----------   -----------   ------------            -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.19          0.12           0.10               0.04                 0.30
  Net Realized and Unrealized Gain               2.82          0.67           0.90               1.05                 1.98
                                          -----------   -----------   ------------            -------              -------
  Total From Investment Operations               3.01          0.79           1.00               1.09                 2.28
                                          -----------   -----------   ------------            -------              -------
DISTRIBUTIONS
  Net Investment Income                         (0.39)           --          (0.03)                --                (0.35)
  In Excess of Net Investment Income               --         (0.05)            --                 --                   --
  Net Realized Gain                             (0.47)        (0.13)         (0.07)                --                (0.48)
                                          -----------   -----------   ------------            -------              -------
  Total Distributions                           (0.86)        (0.18)         (0.10)                --                (0.83)
                                          -----------   -----------   ------------            -------              -------
NET ASSET VALUE, END OF PERIOD            $     14.75   $     12.60   $      11.99   $          11.09     $          14.46
                                          -----------   -----------   ------------            -------              -------
                                          -----------   -----------   ------------            -------              -------
TOTAL RETURN (1)                                24.62%         6.69%          9.02%             10.90%               18.08%
                                          -----------   -----------   ------------            -------              -------
                                          -----------   -----------   ------------            -------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $    63,706   $    42,586   $     33,425   $         10,434     $         14,786
Ratio of Expenses to Average Net Assets          1.70%         1.70%          1.70%              1.70%**              2.45%**
Ratio of Net Investment Income to
 Average Net Assets                              0.71%         1.01%          0.98%              1.04%**              0.45%**
Portfolio Turnover Rate                            44%           39%            30%                14%                  44%
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
 During the Period
  Per Share Benefit to Net Investment
   Income                                 $      0.10   $      0.04   $       0.09   $           0.08     $           0.22
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                 2.06%         2.03%          2.58%              3.65%**              2.81%**
  Net Investment Income (Loss) to
   Average Net Assets                            0.35%         0.68%          0.10%             (0.91)%**             0.09%**
--------------------------------------------------------------------------------------------------------------------------

                                                                        CLASS C
                                             -------------------------------------------------------------
                                              YEAR ENDED     YEAR ENDED      YEAR ENDED         JANUARY 4,
                                                JUNE 30,       JUNE 30,        JUNE 30,      1993* TO JUNE
SELECTED PER SHARE DATA AND RATIOS                  1996           1995            1994           30, 1993
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     12.43    $     11.90    $      11.05    $         10.00
                                             -----------    -----------    ------------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                             0.12           0.04            0.06               0.01
  Net Realized and Unrealized Gain                  2.75           0.65            0.86               1.04
                                             -----------    -----------    ------------             ------
  Total From Investment Operations                  2.87           0.69            0.92               1.05
                                             -----------    -----------    ------------             ------
DISTRIBUTIONS
  Net Investment Income                            (0.33)            --              --                 --
  In Excess of Net Investment Income                  --          (0.03)             --                 --
  Net Realized Gain                                (0.48)         (0.13)          (0.07)                --
                                             -----------    -----------    ------------             ------
  Total Distributions                              (0.81)         (0.16)          (0.07)                --
                                             -----------    -----------    ------------             ------
NET ASSET VALUE, END OF PERIOD               $     14.49    $     12.43    $      11.90    $         11.05
                                             -----------    -----------    ------------             ------
                                             -----------    -----------    ------------             ------
TOTAL RETURN (1)                                   23.65%          5.84%           8.34%             10.50%
                                             -----------    -----------    ------------             ------
                                             -----------    -----------    ------------             ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)            $    63,025    $    40,460    $     29,892    $         6,995
Ratio of Expenses to Average Net Assets             2.45%          2.45%           2.45%              2.45%**
Ratio of Net Investment Income to Average
 Net Assets                                        (0.04)%         0.25%           0.23%              0.29%**
Portfolio Turnover Rate                               44%            39%             30%                14%
----------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
 During the Period
  Per Share Benefit to Net Investment
   Income                                    $      1.16    $      0.05    $       0.12    $          0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.81%          2.78%           3.34%              4.40%**
  Net Investment Income (Loss) to Average
   Net Assets                                      (0.40)%        (0.08)%         (0.66)%            (1.66)%**
----------------------------------------------------------------------------------------------------------

 *  Commencement of operations

 **  Annualized

 +  The Fund began offering Class B shares on August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                            GLOBAL FIXED INCOME FUND

                                                                       CLASS A                                   CLASS B
                                            -------------------------------------------------------------    ---------------
                                             YEAR ENDED     YEAR ENDED      YEAR ENDED         JANUARY 4,    AUGUST 1, 1995+
                                               JUNE 30,       JUNE 30,        JUNE 30,      1993* TO JUNE        TO JUNE 30,
SELECTED PER SHARE DATA AND RATIOS                 1996           1995            1994           30, 1993               1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $     10.23    $      9.53    $      10.55    $         10.00    $         10.24
                                            -----------    -----------    ------------             ------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                            0.53           0.56            0.52               0.25               0.64
  Net Realized and Unrealized Gain (Loss)         (0.01)          0.50           (0.42)              0.55              (0.26)
                                            -----------    -----------    ------------             ------             ------
  Total From Investment Operations                 0.52           1.06            0.10               0.80               0.38
                                            -----------    -----------    ------------             ------             ------
DISTRIBUTIONS
  Net Investment Income                           (0.79)         (0.36)          (0.50)             (0.25)             (0.69)
  In Excess of Net Investment Income              (0.02)            --           (0.12)                --              (0.02)
  Net Realized Gains                                 --             --           (0.47)                --                 --
  In Excess of Realized Gains                        --             --           (0.03)                --                 --
                                            -----------    -----------    ------------             ------             ------
  Total Distributions                             (0.81)         (0.36)          (1.12)             (0.25)             (0.71)
                                            -----------    -----------    ------------             ------             ------
NET ASSET VALUE, END OF PERIOD              $      9.94    $     10.23    $       9.53    $         10.55    $          9.91
                                            -----------    -----------    ------------             ------             ------
                                            -----------    -----------    ------------             ------             ------
TOTAL RETURN (1)                                   5.20%         11.41%           0.41%              8.02%              3.76%
                                            -----------    -----------    ------------             ------             ------
                                            -----------    -----------    ------------             ------             ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)           $     7,432    $    11,092    $     10,369    $         6,633    $         1,440
Ratio of Expenses to Average Net Assets            1.45%          1.45%           1.45%              1.45%**            2.20%**
Ratio of Net Investment Income to Average
  Net Assets                                       5.02%          5.84%           4.70%              5.00%**            3.38%**
Portfolio Turnover Rate                             223%           169%            168%                55%               223%
----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
   Income                                   $      0.07    $      0.07    $       0.11    $          0.07    $          0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   2.16%          2.22%           2.48%              2.88%**            3.57%**
  Net Investment Income to Average Net
   Assets                                          4.31%          5.07%           3.67%              3.57%**            2.01%**
----------------------------------------------------------------------------------------------------------------------------

                                                                        CLASS C
                                             -------------------------------------------------------------
                                              YEAR ENDED     YEAR ENDED      YEAR ENDED         JANUARY 4,
                                                JUNE 30,       JUNE 30,        JUNE 30,      1993* TO JUNE
SELECTED PER SHARE DATA AND RATIOS                  1996           1995            1994           30, 1993
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     10.20    $      9.54    $      10.56    $         10.00
                                             -----------    -----------          ------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                             0.37           0.49            0.43               0.21
  Net Realized and Unrealized Gain (Loss)           0.08           0.47           (0.40)              0.55
                                             -----------    -----------          ------             ------
  Total From Investment Operations                  0.45           0.96            0.03               0.76
                                             -----------    -----------          ------             ------
DISTRIBUTIONS
  Net Investment Income                            (0.73)         (0.30)          (0.44)             (0.20)
  In Excess of Net Investment Income               (0.02)            --           (0.11)                --
  Net Realized Gains                                  --             --           (0.47)                --
  In Excess of Realized Gains                         --             --           (0.03)                --
                                             -----------    -----------          ------             ------
  Total Distributions                              (0.75)         (0.30)          (1.05)             (0.20)
                                             -----------    -----------          ------             ------
NET ASSET VALUE, END OF PERIOD               $      9.90    $     10.20    $       9.54    $         10.56
                                             -----------    -----------          ------             ------
                                             -----------    -----------          ------             ------
TOTAL RETURN (1)                                    4.47%         10.24%          (0.25)%             7.61%
                                             -----------    -----------          ------             ------
                                             -----------    -----------          ------             ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)            $     2,844    $     5,965    $      5,407    $         6,120
Ratio of Expenses to Average Net Assets             2.20%          2.20%           2.20%              2.20%**
Ratio of Net Investment Income to Average
 Net Assets                                         4.35%          5.09%           3.95%              4.25%**
Portfolio Turnover Rate                              223%           169%            168%                55%
----------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
 During the Period
  Per Share Benefit to Net Investment
   Income                                    $      0.06    $      0.08    $       0.12    $          0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.87%          2.97%           3.29%              3.63%**
  Net Investment Income to Average Net
   Assets                                           3.68%          4.32%           2.86%              2.82%**
----------------------------------------------------------------------------------------------------------

 *  Commencement of operations

 **  Annualized

 +  The Fund began offering Class B shares on August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    86
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                               ASIAN GROWTH FUND

                                                                   CLASS A
                                          ----------------------------------------------------------          CLASS B
                                                                                            JUNE 23,      ---------------
                                           YEAR ENDED     YEAR ENDED      YEAR ENDED        1993* TO      AUGUST 1, 1995+
                                             JUNE 30,       JUNE 30,        JUNE 30,        JUNE 30,          TO JUNE 30,
SELECTED PER SHARE DATA AND RATIOS               1996           1995            1994            1993                 1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $     16.42    $     15.50    $      12.00    $      12.00      $         16.51
                                          -----------    -----------    ------------    ------------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                           (0.04)            --           (0.03)             --                (0.03)
  Net Realized and Unrealized Gain               0.77           1.43            3.53              --                 0.33
                                          -----------    -----------    ------------    ------------              -------
  Total From Investment Operations               0.73           1.43            3.50              --                 0.30
                                          -----------    -----------    ------------    ------------              -------
DISTRIBUTIONS
  Net Realized Gain                                --          (0.49)             --              --                   --
  In Excess of Net Realized Gain                   --          (0.02)             --              --                   --
                                          -----------    -----------    ------------    ------------              -------
  Total Distributions                              --          (0.51)             --              --                   --
                                          -----------    -----------    ------------    ------------              -------
NET ASSET VALUE, END OF PERIOD            $     17.15    $     16.42    $      15.50    $      12.00      $         16.81
                                          -----------    -----------    ------------    ------------              -------
                                          -----------    -----------    ------------    ------------              -------
TOTAL RETURN (1)                                 4.45%          9.50%          29.17%           0.00%                1.82%
                                          -----------    -----------    ------------    ------------              -------
                                          -----------    -----------    ------------    ------------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $   248,009    $   178,667    $    138,212    $     11,770      $        52,853
Ratio of Expenses to Average Net Assets          1.88%          1.90%           1.90%           1.90%**              2.61%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets                            (0.16)%        0.04%           (0.24)%         (0.81)%**            (0.52)%**
Portfolio Turnover Rate                            38%            34%             34%              0%                  38%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
   Loss                                            --             --    $       0.03    $       0.01                   --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                 1.88%          1.90%           2.17%          11.83%**              2.61%**
  Net Investment Income (Loss) to
   Average Net Assets                           (0.16)%         0.04%          (0.51)%        (10.74)%**            (0.52)%**
-------------------------------------------------------------------------------------------------------------------------

                                                                      CLASS C
                                             ----------------------------------------------------------
                                                                                               JUNE 23,
                                              YEAR ENDED     YEAR ENDED      YEAR ENDED        1993* TO
                                                JUNE 30,       JUNE 30,        JUNE 30,        JUNE 30,
SELECTED PER SHARE DATA AND RATIOS                  1996           1995            1994            1993
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     16.19    $     15.40    $      12.00    $      12.00
                                             -----------    -----------    ------------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                              (0.13)         (0.12)          (0.10)             --
  Net Realized and Unrealized Gain                  0.72           1.42            3.50              --
                                             -----------    -----------    ------------          ------
  Total From Investment Operations                  0.59           1.30            3.40              --
                                             -----------    -----------    ------------          ------
DISTRIBUTIONS
  Net Realized Gain                                   --          (0.49)             --              --
  In Excess of Net Realized Gain                      --          (0.02)             --              --
                                             -----------    -----------    ------------          ------
  Total Distributions                                 --          (0.51)             --              --
                                             -----------    -----------    ------------          ------
NET ASSET VALUE, END OF PERIOD               $     16.78    $     16.19    $      15.40    $      12.00
                                             -----------    -----------    ------------          ------
                                             -----------    -----------    ------------          ------
TOTAL RETURN (1)                                    3.64%          8.71%          28.33%           0.00%
                                             -----------    -----------    ------------          ------
                                             -----------    -----------    ------------          ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)            $   168,070    $   139,497    $    116,889    $      8,491
Ratio of Expenses to Average Net Assets             2.63%          2.63%           2.65%           2.65%**
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                (0.94)%        (0.77)%         (0.99)%         (1.56)%**
Portfolio Turnover Rate                               38%            34%             34%              0%
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
 During the Period
  Per Share Benefit to Net Investment Loss            --             --    $       0.03    $       0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    2.63%          2.65%           2.92%          12.64%**
  Net Investment Income (Loss) to Average
   Net Assets                                      (0.94)%        (0.77)%         (1.26)%        (11.55)%**
-------------------------------------------------------------------------------------------------------

 * Commencement of operations

 **Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1)Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                              AMERICAN VALUE FUND

                                                                                                              CLASS B
                                                                         CLASS A                           --------------
                                                    -------------------------------------------------           AUGUST 1,
                                                       YEAR ENDED      YEAR ENDED   OCTOBER 18, 1993*       1995+ TO JUNE
SELECTED PER SHARE DATA AND RATIOS                  JUNE 30, 1996   JUNE 30, 1995    TO JUNE 30, 1994            30, 1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  12.89        $  11.70            $  12.00             $ 13.37
                                                    -------------   -------------             -------             -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                      0.27            0.27                0.17                0.15
  Net Realized and Unrealized Gain (Loss)                    1.94            1.44               (0.30)               1.46
                                                    -------------   -------------             -------             -------
  Total from Investment Operations                           2.21            1.71               (0.13)               1.61
                                                    -------------   -------------             -------             -------
DISTRIBUTIONS
  Net Investment Income                                     (0.27)          (0.28)              (0.17)              (0.15)
  In Excess of Net Investment Income                        (0.01)             --                  --               (0.01)
  Net Realized Gains                                        (0.19)          (0.24)                 --               (0.19)
                                                    -------------   -------------             -------             -------
  Total Distributions                                       (0.47)          (0.52)              (0.17)              (0.35)
                                                    -------------   -------------             -------             -------
NET ASSET VALUE, END OF PERIOD                           $  14.63        $  12.89            $  11.70             $ 14.63
                                                    -------------   -------------             -------             -------
                                                    -------------   -------------             -------             -------
TOTAL RETURN (1)                                            17.41%          15.01%              (1.12)%             12.29%
                                                    -------------   -------------             -------             -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                        $ 19,674        $ 20,675            $ 10,717             $ 2,485
Ratio of Expenses to Average Net Assets                      1.50%           1.50%               1.50%**             2.25%**
Ratio of Net Investment Income to Average Net
  Assets                                                     1.90%           2.29%               2.14%**             1.18%**
Portfolio Turnover Rate                                        41%             23%                 17%                 41%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period
  Per Share Benefit to Net Investment Income             $   0.04        $   0.05            $   0.08             $  0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                             1.81%           1.96%               2.48%**             2.61%**
  Net Investment Income to Average Net Assets                1.59%           1.83%               1.16%**             0.82%**
-------------------------------------------------------------------------------------------------------------------------

                                                                          CLASS C
                                                    ---------------------------------------------------
                                                       YEAR ENDED      YEAR ENDED     OCTOBER 18, 1993*
SELECTED PER SHARE DATA AND RATIOS                  JUNE 30, 1996   JUNE 30, 1995      TO JUNE 30, 1994
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  12.89        $  11.69               $ 12.00
                                                    -------------   -------------                ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                      0.16            0.17                  0.11
  Net Realized and Unrealized Gain (Loss)                    1.94            1.44                 (0.31)
                                                    -------------   -------------                ------
  Total from Investment Operations                           2.10            1.61                 (0.20)
                                                    -------------   -------------                ------
DISTRIBUTIONS
  Net Investment Income                                     (0.15)          (0.17)                (0.11)
  In Excess of Net Investment Income                        (0.01)             --                    --
  Net Realized Gains                                        (0.19)          (0.24)                   --
                                                    -------------   -------------                ------
  Total Distributions                                       (0.35)          (0.41)                (0.11)
                                                    -------------   -------------                ------
NET ASSET VALUE, END OF PERIOD                           $  14.64        $  12.89               $ 11.69
                                                    -------------   -------------                ------
                                                    -------------   -------------                ------
TOTAL RETURN (1)                                            16.50%          14.13%                (1.70)%
                                                    -------------   -------------                ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                        $ 21,193        $ 13,867               $ 7,237
Ratio of Expenses to Average Net Assets                      2.25%           2.25%                 2.25%**
Ratio of Net Investment Income to Average Net
 Assets                                                      1.17%           1.54%                 1.39%**
Portfolio Turnover Rate                                        41%             23%                   17%
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
 Period
  Per Share Benefit to Net Investment Income             $   0.04        $   0.05               $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                             2.58%           2.71%                 3.28%**
  Net Investment Income to Average Net Assets                0.84%           1.08%                 0.36%**
-------------------------------------------------------------------------------------------------------

 * Commencement of operations

 **Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1)Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    88
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                           WORLDWIDE HIGH INCOME FUND

                                                                         CLASS A                              CLASS B
                                                    -------------------------------------------------     ----------------
                                                       YEAR ENDED      YEAR ENDED     APRIL 21, 1994*      AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS                  JUNE 30, 1996   JUNE 30, 1995    TO JUNE 30, 1994     TO JUNE 30, 1996
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    11.57      $    12.17           $   12.00              $ 11.63
                                                    -------------   -------------              ------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                      1.36            1.26                0.18                 1.18
  Net Realized and Unrealized Gain (Loss)                    0.80           (0.52)               0.16                 0.72
                                                    -------------   -------------              ------              -------
  Total From Investment Operations                           2.16            0.74                0.34                 1.90
                                                    -------------   -------------              ------              -------
DISTRIBUTIONS
  Net Investment Income                                     (1.26)          (1.22)              (0.17)               (1.09)
  Realized Gains                                               --           (0.12)                 --                   --
                                                    -------------   -------------              ------              -------
  Total Distributions                                       (1.26)          (1.34)              (0.17)               (1.09)
                                                    -------------   -------------              ------              -------
NET ASSET VALUE, END OF PERIOD                         $    12.47      $    11.57           $   12.17              $ 12.44
                                                    -------------   -------------              ------              -------
                                                    -------------   -------------              ------              -------
TOTAL RETURN (1)                                            19.61%           6.87%               2.86%               17.07%
                                                    -------------   -------------              ------              -------
                                                    -------------   -------------              ------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                      $   41,493      $   14,819           $   6,857              $26,174
Ratio of Expenses to Average Net Assets                      1.55%           1.55%               1.55%**              2.30%**
Ratio of Net Investment Income to Average Net
  Assets                                                    11.95%          11.53%               8.29%**             12.06%**
Portfolio Turnover Rate                                       220%            178%                 19%                 220%
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period
  Per Share Benefit to Net Investment Income           $     0.02      $     0.05           $    0.02              $  0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                             1.69%           1.97%               3.23%**              2.47%**
  Net Investment Income to Average Net Assets               11.81%          11.11%               6.61%**             11.89%**
--------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS C
                                                    ---------------------------------------------------
                                                       YEAR ENDED      YEAR ENDED       APRIL 21, 1994*
SELECTED PER SHARE DATA AND RATIOS                  JUNE 30, 1996   JUNE 30, 1995      TO JUNE 30, 1994
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    11.58      $    12.16               $ 12.00
                                                    -------------   -------------                ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                      1.30            1.17                  0.17
  Net Realized and Unrealized Gain (Loss)                    0.77           (0.50)                 0.15
                                                    -------------   -------------                ------
  Total From Investment Operations                           2.07            0.67                  0.32
                                                    -------------   -------------                ------
DISTRIBUTIONS
  Net Investment Income                                     (1.20)          (1.13)                (0.16)
  Realized Gains                                               --           (0.12)                   --
                                                    -------------   -------------                ------
  Total Distributions                                       (1.20)          (1.25)                (0.16)
                                                    -------------   -------------                ------
NET ASSET VALUE, END OF PERIOD                         $    12.45      $    11.58               $ 12.16
                                                    -------------   -------------                ------
                                                    -------------   -------------                ------
TOTAL RETURN (1)                                            18.71%           6.20%                 2.62%
                                                    -------------   -------------                ------
                                                    -------------   -------------                ------
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's)                    $   28,094      $   11,880               $ 6,081
  Ratio of Expenses to Average Net Assets                    2.30%           2.30%                 2.30%**
  Ratio of Net Investment Income to Average Net
   Assets                                                   11.40%          10.72%                 7.54%**
  Portfolio Turnover Rate                                     220%            178%                   19%
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
 Period
  Per Share Benefit to Net Investment Income           $     0.04      $     0.05               $  0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                             2.44%           2.74%                 4.00%**
  Net Investment Income to Average Net Assets               11.26%          10.28%                 5.84%**
-------------------------------------------------------------------------------------------------------

 *  Commencement of operations

 **  Annualized

 +  The Fund began offering Class B shares on August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                              LATIN AMERICAN FUND

                                           CLASS A                     CLASS B                    CLASS C
                                ------------------------------      -------------      ------------------------------
                                  YEAR ENDED     JULY 6, 1994*          AUGUST 1,        YEAR ENDED     JULY 6, 1994*
SELECTED PER SHARE DATA AND         JUNE 30,       TO JUNE 30,      1995+ TO JUNE          JUNE 30,       TO JUNE 30,
RATIOS                                  1996              1995           30, 1996              1996              1995
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $       9.08    $        12.00      $        9.58      $       8.99    $        12.00
                                ------------            ------             ------            ------    --------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                 0.10             (0.02)              0.03              0.04             (0.08)
  Net Realized and Unrealized
   Gain (Loss)                          3.47             (2.70)              2.84              3.40             (2.73)
                                ------------            ------             ------            ------    --------------
  Total From Investment
   Operations                           3.57             (2.72)              2.87              3.44             (2.81)
                                ------------            ------             ------            ------    --------------
DISTRIBUTIONS
  Net Investment Income                (0.02)               --                 --                --                --
  Paid in Capital                         --             (0.20)                --                --             (0.20)
                                ------------            ------             ------            ------    --------------
  Total Distributions                  (0.02)            (0.20)                --                --             (0.20)
                                ------------            ------             ------            ------    --------------
NET ASSET VALUE, END OF PERIOD  $      12.63    $         9.08      $       12.45      $      12.43    $         8.99
                                ------------            ------             ------            ------    --------------
                                ------------            ------             ------            ------    --------------
TOTAL RETURN (1)                       39.35%           (23.07)%            29.26%            38.26%           (23.83)%
                                ------------            ------             ------            ------    --------------
                                ------------            ------             ------            ------    --------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                       $     18,701    $        7,658      $       2,041      $      6,780    $        4,085
Ratio of Expenses to Average
  Net Assets                            2.11%             2.46%**            2.87%**           2.86%             3.20%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets          1.18%            (0.44)%**           0.88%**           0.42%            (1.16)%**
Portfolio Turnover Rate                  131%              107%               131%              131%              107%
---------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
   Investment Loss              $       0.09    $         0.13      $        0.04      $       0.12    $         0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                               3.28%             4.30%**            3.89%**           4.06%             5.20%**
  Net Investment Income (Loss)
   to Average Net Assets                0.01%            (2.26)%**          (0.14)%*          (0.78)%           (3.16)%*
  Ratio of Expenses to Average
   Net Assets excluding
   Country Tax expense                  2.10%             2.10%**            2.85%**           2.85%             2.85%**
---------------------------------------------------------------------------------------------------------------------

 *  Commencement of operations

 **  Annualized

 +   The Fund began offering Class B shares on August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.

    90
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                             EMERGING MARKETS FUND

                                           CLASS A                   CLASS B                    CLASS C
                                ------------------------------    -------------      ------------------------------
                                  YEAR ENDED     JULY 6, 1994*        AUGUST 1,        YEAR ENDED     JULY 6, 1994*
SELECTED PER SHARE DATA AND         JUNE 30,       TO JUNE 30,    1995+ TO JUNE          JUNE 30,       TO JUNE 30,
RATIOS                                  1996              1995         30, 1996              1996              1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $      10.61    $        12.00    $       10.91      $      10.53    $        12.00
                                ------------           -------    -------------      ------------           -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income (Loss)          0.05              0.05             0.01             (0.01)               --
  Net Realized and Unrealized
   Gain (Loss)                          1.44             (1.44)            1.02              1.41             (1.47)
                                ------------           -------    -------------      ------------           -------
  Total From Investment
   Operations                           1.49             (1.39)            1.03              1.40             (1.47)
                                ------------           -------    -------------      ------------           -------
DISTRIBUTION:
  Net Investment Income                (0.04)               --               --                --                --
  In Excess of Net Realized
   Gain                                   --                --               --                --                --
                                ------------           -------    -------------      ------------           -------
  Total Distributions                  (0.04)               --               --                --                --
                                ------------           -------    -------------      ------------           -------
NET ASSET VALUE, END OF PERIOD  $      12.06    $        10.61    $       11.94      $      11.93    $        10.53
                                ------------           -------    -------------      ------------           -------
                                ------------           -------    -------------      ------------           -------
TOTAL RETURN (1)                       14.16%           (11.58)%           9.45%            13.30%           (12.25)%
                                ------------           -------    -------------      ------------           -------
                                ------------           -------    -------------      ------------           -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                       $    114,850    $       26,091    $      10,416      $     43,601    $       22,245
Ratio of Expenses to Average
  Net Assets                            2.16%             2.33%**          2.91%**           2.91%             3.08%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets          0.93%             0.81%**          0.30%**          (0.11)%            0.06%**
Portfolio Turnover Rate                   42%               32%              42%               42%               32%
-------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
   Investment Income (Loss)...  $       0.02    $         0.04    $        0.02      $       0.03    $         0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                               2.56%             3.10%**          3.31%**           3.34%             3.90%**
  Net Investment Income (Loss)
   to Average Net Assets                0.53%             0.04%**         (0.10)%**         (0.54)%           (0.76)%**
  Ratio of Expenses to Average
   Net Assets excluding
   Country Tax expense                  2.15%             2.15%**          2.90%**           2.90%             2.90%**
-------------------------------------------------------------------------------------------------------------------

 *  Commencement of operations

 **  Annualized

 +  The Fund began offering Class B shares on August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                             AGGRESSIVE EQUITY FUND

                                    CLASS A              CLASS B              CLASS C
                                ---------------      ---------------      ---------------
                                     JANUARY 2,           JANUARY 2,           JANUARY 2,
SELECTED PER SHARE DATA AND       1996* TO JUNE        1996* TO JUNE        1996* TO JUNE
   RATIOS                              30, 1996             30, 1996             30, 1996
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $         12.00      $         12.00      $         12.00
                                         ------               ------               ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                    0.06                 0.03                 0.03
  Net Realized and Unrealized
   Gain                                    2.40                 2.39                 2.38
                                         ------               ------               ------
  Total From Investment
   Operations                              2.46                 2.42                 2.41
                                         ------               ------               ------
DISTRIBUTION:
  Net Investment Income                   (0.06)               (0.04)               (0.04)
                                         ------               ------               ------
NET ASSET VALUE, END OF PERIOD  $         14.40      $         14.38      $         14.37
                                         ------               ------               ------
                                         ------               ------               ------
TOTAL RETURN (1)                          20.52%               20.18%               20.10%
                                         ------               ------               ------
                                         ------               ------               ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                       $         5,382      $         2,426      $         2,582
Ratio of Expenses to Average
  Net Assets                               2.03%**              2.67%**              2.67%**
Ratio of Net Investment Income
  to Average Net Assets                    1.22%**              0.43%**              0.44%**
Portfolio Turnover Rate                     204%                 204%                 204%
-----------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
   Investment Income            $          0.06      $          0.07      $          0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                                  3.26%**              3.79%**              3.80%**
  Net Investment Income (Loss)
   to Average Net Assets                  (0.01)%**            (0.69)%**            (0.69)%**
  Ratio of Expenses to Average
   Net Assets excluding
   dividend expense on
   securities sold short                   1.50%**              2.25%**              2.25%**
-----------------------------------------------------------------------------------------

 *  Commencement of operations

 **  Annualized

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    92
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                             U.S. REAL ESTATE FUND

                                    CLASS A            CLASS B              CLASS C
                                ---------------    ---------------      ---------------
SELECTED PER SHARE DATA AND     MAY 1, 1996* TO    MAY 1, 1996* TO      MAY 1, 1996* TO
   RATIOS                         JUNE 30, 1996      JUNE 30, 1996        JUNE 30, 1996
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $         12.00    $         12.00      $         12.00
                                         ------             ------               ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                    0.08               0.07                 0.07
  Net Realized and Unrealized
   Gain                                    0.48               0.48                 0.48
                                         ------             ------               ------
  Total From Investment
   Operations                              0.56               0.55                 0.55
                                         ------             ------               ------
DISTRIBUTION:
  Net Investment Income                   (0.04)             (0.03)               (0.03)
                                         ------             ------               ------
NET ASSET VALUE, END OF PERIOD  $         12.52    $         12.52      $         12.52
                                         ------             ------               ------
                                         ------             ------               ------
TOTAL RETURN (1)                           4.63%              4.54%                4.54%
                                         ------             ------               ------
                                         ------             ------               ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                       $         1,829    $         2,197      $         1,782
Ratio of Expenses to Average
  Net Assets                               1.55%**            2.30%**              2.30%**
Ratio of Net Investment Income
  to Average Net Assets                    4.11%**            3.35%**              3.39%**
Portfolio Turnover Rate                       0%                 0%                   0%
---------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
   Investment Income            $          0.08    $          0.07      $          0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                                  5.58%**            6.34%**              6.32%**
  Net Investment Income to
   Average Net Assets                      0.08%**           (0.69)%**            (0.63)%**
---------------------------------------------------------------------------------------

 *  Commencement of operations

 **  Annualized

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                HIGH YIELD FUND

                                    CLASS A            CLASS B            CLASS C
                                ---------------    ---------------    ---------------
SELECTED PER SHARE DATA AND     MAY 1, 1996* TO    MAY 1, 1996* TO    MAY 1, 1996* TO
   RATIOS                         JUNE 30, 1996      JUNE 30, 1996      JUNE 30, 1996
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $         12.00    $         12.00    $         12.00
                                         ------             ------             ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                    0.13               0.12               0.12
  Net Realized and Unrealized
   Loss                                   (0.09)             (0.09)             (0.09)
                                         ------             ------             ------
  Total From Investment
   Operations                              0.04               0.03               0.03
                                         ------             ------             ------
DISTRIBUTION:
  Net Investment Income                   (0.12)             (0.10)             (0.10)
                                         ------             ------             ------
NET ASSET VALUE, END OF PERIOD  $         11.92    $         11.93    $         11.93
                                         ------             ------             ------
                                         ------             ------             ------
TOTAL RETURN (1)                           0.29%              0.21%              0.21%
                                         ------             ------             ------
                                         ------             ------             ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                       $         3,907    $         3,421    $         3,316
Ratio of Expenses to Average
  Net Assets                               1.25%**            2.00%**            2.00%**
Ratio of Net Investment Income
  to Average Net Assets                    6.85%**            6.08%**            6.07%**
Portfolio Turnover Rate                      10%                10%                10%
-------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
   Investment Income            $          0.04    $          0.04    $          0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                                  3.51%**            4.25%**            4.25%**
  Net Investment Income to
   Average Net Assets                      4.59%**            3.83%**            3.82%**
-------------------------------------------------------------------------------------

 *  Commencement of operations

 **  Annualized

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    94
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1996

--------------------------------------------------------------------------------

Morgan Stanley Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on August 14, 1992 and commenced operations on January 4, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which offers redeemable shares of diversified and non-diversified investment portfolios. As of June 30, 1996, the Fund had ten separate active investment portfolios: Morgan Stanley Global Equity Allocation Fund, Morgan Stanley Global Fixed Income Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley American Value Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley Latin American Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Aggressive Equity Fund, Morgan Stanley U.S. Real Estate Fund and Morgan Stanley High Yield Fund (referred to herein respectively as "Global Equity Allocation Fund", "Global Fixed Income Fund", "Asian Growth Fund", "American Value Fund", "Worldwide High Income Fund", "Latin American Fund", "Emerging Markets Fund", "Aggressive Equity Fund", "U.S. Real Estate Fund" and "High Yield Fund" individually a "Portfolio" and collectively as the "Portfolios"). The Fund currently offers three classes of shares, Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge on redemptions made within 6 years of purchase which declines annually from 5% for redemptions made in year one, down to 1% in year six. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the seventh year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains is earned.

During the year ended June 30, 1996, the Global Fixed Income Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $256,000.

At June 30, 1996, the following Funds had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                                   EXPIRATION DATE
                                                      JUNE 30,
                                                        (000)
                                           -------------------------------
FUND                                         2000       2003       2004
-----------------------------------------  ---------  ---------  ---------
Global Fixed Income......................  $  --      $     110  $  --
Latin American...........................      1,310     --         --
Emerging Markets.........................     --         --          1,033

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1996

--------------------------------------------------------------------------------
from November 1, 1995 to June 30, 1996 certain Funds incurred and elected to defer until July 1, 1996 for U.S. Federal income tax purposes net currency losses of approximately:

                                                          CURRENCY
FUND                                                    LOSSES (000)
------------------------------------------------------  -------------
Global Fixed Income...................................    $     113
Asian Growth..........................................          158
Latin American........................................           15
Emerging Markets......................................           80

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gain and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.
Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Each Portfolio may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SHORT SALES: The Aggressive Equity Fund may sell securities short. A short sale is a transaction in which the Portfolio

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1996

--------------------------------------------------------------------------------
sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

7. PURCHASED OPTIONS: Certain Portfolios may purchase call or put options on their portfolio securities. A Portfolio may purchase call options to protect against an increase in the price of a security it anticipates purchasing. A Portfolio may purchase put options on securities which it holds to protect against a decline in the value of the security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

8. SECURITY LENDING: Each Portfolio may lend its investment securities to qualified institutional investors who borrow securities in order to complete certain transactions. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Portfolios that lend securities receive cash, securities issued or guaranteed by the U.S. Government or letters of credit as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in interest bearing repurchase agreements with approved counterparties. A portion of the interest received on the repurchase agreements is retained by the Fund and the remainder is rebated to the borrower of the securities. The net amount of interest earned and interest rebated is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at June 30, 1996 are as follows:

                                       VALUE OF LOANED   VALUE OF
                                         SECURITIES     COLLATERAL
FUND                                        (000)          (000)
-------------------------------------  ---------------  -----------
Global Equity Allocation.............     $  21,884      $  23,165

At June 30, 1996, the Fund had invested the cash collateral in a repurchase agreement with Goldman Sachs. Such repurchase agreement was collateralized by U.S. Treasury Obligations.

Morgan Stanley Trust Company administers the security lending program and has received fees for its services in the amount of $3,087 for the year ended June 30, 1996.

9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. ORGANIZATIONAL COSTS: The organizational costs of the Portfolios are being amortized on a straight line basis over a period of five years beginning with each Portfolio's commencement of operations. Morgan Stanley Asset Management, Inc. has agreed that in the event any of it's initial shares in a Portfolio which comprised the Fund at it's inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1996

--------------------------------------------------------------------------------

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies".

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management, Inc. (the "Adviser" or "MSAM"), a wholly-owned subsidiary of Morgan Stanley Group, Inc., provides the Fund with investment advisory services at a fee paid quarterly and calculated at the annual rates of average daily net assets indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                                                                                 CLASS B
                                                                                                                   AND
                                                                                                       CLASS A   CLASS C
                                                                                                       MAXIMUM   MAXIMUM
                                                                                                       OPERATING OPERATING
                                                                                            ADVISORY   EXPENSE   EXPENSE
FUND                                                                                          FEE       RATIO     RATIO
------------------------------------------------------------------------------------------  --------   -------   -------
Global Equity Allocation..................................................................      1.00%      1.70%     2.45%
Global Fixed Income.......................................................................      0.75%      1.45%     2.20%
Asian Growth..............................................................................      1.00%      1.90%     2.65%
American Value............................................................................      0.85%      1.50%     2.25%
Worldwide High Income.....................................................................      0.75%      1.55%     2.30%
Latin American............................................................................      1.25%      2.10%     2.85%
Emerging Markets..........................................................................      1.25%      2.15%     2.90%
Aggressive Equity.........................................................................      0.90%      1.50%     2.25%
U.S. Real Estate..........................................................................      1.00%      1.55%     2.30%
High Yield................................................................................      0.75%      1.25%     2.00%

C. ADMINISTRATOR: MSAM also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between MSAM and The Chase Manhattan Bank ("Chase"), effective September 1, 1995, Chase through its affiliate Chase Global Funds Services Company ("CGFSC"), formerly Mutual Funds Service Company ("MFSC"), provides certain administrative services to the Fund. Chase is compensated for such services by MSAM from the fee it receives from the Fund. Certain employees of CGFSC are officers of the Fund. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the Fund under the same terms, conditions and fees as stated above.

D. DISTRIBUTOR: Morgan Stanley & Co. Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley Group, Inc., and an affiliate of MSAM, serves as the distributor of the Fund and provides all classes of each Portfolio with distribution services pursuant to separate Distribution Plans in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Distributor is entitled to receive from the Portfolios a distribution fee, which is accrued daily and paid quarterly, of up to 0.25% for the Class A shares of each Portfolio and up to 1.00% on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of each Portfolio.

The Distributor may receive a contingent deferred sales charge for certain purchases of Class A, Class B and Class C shares of each Portfolio redeemed within one to six years following such purchase. For the year ended June 30, 1996, the Distributor has advised the Fund that it earned initial

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1996

--------------------------------------------------------------------------------
sales charges of $234,000 for Class A shares and deferred sales charges of $70,000 and $115,000 for Class B shares and Class C shares, respectively.

E. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley Group Inc., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Effective September 1, 1995, Chase replaced the United States Trust Company of New York as custodian for the Fund's domestic assets in accordance with a Custodian Agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

For the year ended June 30, 1996, the following Portfolios incurred custody fees and had amounts payable to MSTC at June 30, 1996:

                                                                                                        MSTC      CUSTODY
                                                                                                       CUSTODY     FEES
                                                                                                        FEES      PAYABLE
                                                                                                      INCURRED    TO MSTC
FUND                                                                                                    (000)      (000)
----------------------------------------------------------------------------------------------------  ---------   -------
Global Equity Allocation............................................................................  $    210    $ 71
Global Fixed Income.................................................................................        14       3
Asian Growth........................................................................................       623     202
Worldwide High Income...............................................................................        40      13
Latin American......................................................................................       114      26
Emerging Markets....................................................................................       333     101

In addition, for the year ended June 30, 1996, certain Portfolios earned interest income and/or incurred interest expense in amounts not exceeding $10,000 per Portfolio on balances maintained with MSTC.

F. PURCHASES AND SALES: For the year ended June 30, 1996, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

                                                                                                      PURCHASES    SALES
FUND                                                                                                    (000)      (000)
----------------------------------------------------------------------------------------------------  ---------   -------
Global Equity Allocation............................................................................  $ 80,860    $43,973
Global Fixed Income.................................................................................    18,816     21,909
Asian Growth........................................................................................   254,082    138,019
American Value......................................................................................    20,177     16,468
Worldwide High Income...............................................................................   196,699    140,733
Latin American......................................................................................    31,022     22,136
Emerging Markets....................................................................................   120,624     31,439
Aggressive Equity...................................................................................    20,548     11,959
U.S. Real Estate....................................................................................     5,262      --
High Yield..........................................................................................     9,556        530

Purchases and sales of long-term U.S. Government securities during the year ended June 30, 1996 occurred in the Global Fixed Income Fund and totaled $14,788,000 and $17,575,000, respectively.

G. OTHER: At June 30, 1996, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Foreign denominated assets and liabilities, including Portfolio securities and foreign currency holdings, were translated at the following exchange rates as of June 30, 1996:

Argentine Peso.............................      0.99963      =      $    1.00
Australian Dollar..........................      1.27235      =      $    1.00
Austrian Shilling..........................     10.69550      =      $    1.00
Brazilian Real.............................      1.00395      =      $    1.00
British Pound..............................      0.64371      =      $    1.00
Canadian Dollar............................      1.36455      =      $    1.00
Colombian Peso.............................  1,067.00000      =      $    1.00
Danish Krone...............................      5.85550      =      $    1.00
Deutsche Mark..............................      1.52000      =      $    1.00
Egyptian Pound.............................      3.40200      =      $    1.00
French Franc...............................      5.13900      =      $    1.00
Greek Drachma..............................    240.47000      =      $    1.00
Hong Kong Dollar...........................      7.74075      =      $    1.00
Indian Rupee...............................     35.23000      =      $    1.00
Indonesian Rupiah..........................  2,327.50000      =      $    1.00
Israeli Shekel.............................      3.20030      =      $    1.00
Italian Lira...............................  1,530.84000      =      $    1.00
Japanese Yen...............................    109.32500      =      $    1.00
Korean Won.................................    811.20000      =      $    1.00
Malaysian Ringgit..........................      2.49450      =      $    1.00
Mexican Peso...............................      7.58250      =      $    1.00
Moroccan Dirham............................      8.72285      =      $    1.00
Netherlands Guilder........................      1.70450      =      $    1.00
Pakistani Rupee............................     35.00500      =      $    1.00
Peruvian Sol...............................      2.44300      =      $    1.00
Philippine Peso............................     26.20000      =      $    1.00
Polish Zloty...............................      2.71710      =      $    1.00
Portuguese Escudo..........................    156.30000      =      $    1.00
Singapore Dollar...........................      1.41100      =      $    1.00
South African Rand.........................      4.33300      =      $    1.00
Spanish Peseta.............................    127.91500      =      $    1.00
Swedish Krona..............................      6.61490      =      $    1.00
Swiss Franc................................      1.24950      =      $    1.00
Taiwan Dollar..............................     27.52000      =      $    1.00
Thailand Baht..............................     25.38500      =      $    1.00
Turkish Lira...............................  82,100.00000     =      $    1.00

During the year ended June 30, 1996, Asian Growth Fund, Latin American Fund and Emerging Markets Fund incurred approximately $164,000, $2,000 and $15,000, respectively, as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

At June 30, 1996 the Global Equity Allocation Fund and Emerging Markets Fund owned shares of an affiliate fund for which the Fund earned dividend income of $174,000 and $42,000, respectively.

At June 30, 1996, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each Portfolio were

                                                                                                                       NET
                                                                                                                   APPRECIATION
                                                                                    COST    APPREC.   (DEPREC.)   (DEPRECIATION)
FUND                                                                               (000)     (000)      (000)         (000)
--------------------------------------------------------------------------------  --------  --------  ---------   --------------
Global Equity Allocation........................................................  $123,716  $15,798   $ (2,270)      $13,528
Global Fixed Income.............................................................    11,168      115       (163)          (48)
Asian Growth....................................................................   426,428   54,966    (17,673)       37,293
American Value..................................................................    37,623    5,884       (752)        5,132
Worldwide High Income...........................................................    92,940    2,591     (3,227)         (636)
Latin American..................................................................    23,068    4,112       (675)        3,437
Emerging Markets................................................................   151,506   19,065     (6,596)       12,469
Aggressive Equity...............................................................    10,838      408       (126)          282
U.S. Real Estate................................................................     5,523      232        (22)          210
High Yield......................................................................    10,804       36       (125)          (89)

                              MORGAN STANLEY FUNDS
                       REPORT OF INDEPENDENT ACCOUNTANTS

-------------------------------------------------------------------

To the Shareholders and Board of Directors of Morgan Stanley Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Equity Allocation Fund, Global Fixed Income Fund, Asian Growth Fund, American Value Fund, Worldwide High Income Fund, Latin American Fund, Emerging Markets Fund, Aggressive Equity Fund, U.S. Real Estate Fund and High Yield Fund (constituting the Morgan Stanley Fund, Inc., hereafter referred to as the "Fund") at June 30, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the Funds for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

August 6, 1996

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 1996

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------

COMMON STOCKS (86.1%)
  AUSTRALIA (1.5%)
        7,300  Broken Hill Proprietary Co., Ltd. ................  $    107
        7,700  News Corp., Ltd. .................................        41
       12,000  Western Mining Corp. Holdings Ltd. ...............        76
                                                                   --------
                                                                        224
                                                                   --------
  AUSTRIA (0.4%)
          800  Boehler-Udderholm AG..............................        55
                                                                   --------
  BELGIUM (1.0%)
          400  Arbed S.A. .......................................        45
          400  Delhaize Freres et Cie, 'Le Lion' S.A. ...........        23
        1,500  G.I.B. Holdings LTD...............................        67
          400  G.I.B. Holdings VVPR (New)........................        18
                                                                   --------
                                                                        153
                                                                   --------
  DENMARK (1.3%)
        1,030  BG Bank A/S (New)                                         45
          500  Jyske Bank A/S (Registered).......................        37
        2,340  Unidanmark A/S, Class A (Registered)..............       117
                                                                   --------
                                                                        199
                                                                   --------
  FINLAND (1.1%)
        2,650  Amer Group Ltd. Class A...........................        58
        1,750  Huhtamaki Oy, series 1............................        76
       11,000  Merita Ltd., Class A                                      34
                                                                   --------
                                                                        168
                                                                   --------
  FRANCE (5.7%)
          240  Bongrain S.A. ....................................        94
        1,500  Banque Nationale de Paris.........................        60
          700  Cie de Saint Gobain...............................       101
          750  Elf Acquitaine....................................        65
          460  Eridania Beghin-Say S.A. .........................        71
          500  Groupe Danone RFD.................................        74
        1,500  Lafarge Coppee S.A. ..............................        95
          540  PSA Peugeot Citroen S.A. .........................        66
          700  SGS-Thomson Microelectronics N.V. ................        46
        1,090  Total S.A., Class B...............................        87
        6,250  Usinor Sacilor....................................        94
                                                                   --------
                                                                        853
                                                                   --------
  GERMANY (5.1%)
        2,670  BASF AG...........................................        99
        1,900  Bayer AG..........................................        76
        1,700  Deutsche Telekom AG ADR...........................        36
        9,900  Gerresheimer Glas AG..............................       217
          250  Karstadt AG.......................................        86
          120  Mannesmann AG.....................................        50
        1,300  VEBA AG...........................................        77
          300  Volkswagen AG.....................................       119
                                                                   --------
                                                                        760
                                                                   --------
  HONG KONG (6.5%)
        2,000  Asia Satellite Telecommunications Holdings
                 Ltd. ...........................................         5
       55,000  China Resources Enterprise Ltd. ..................        79
       17,000  Cheung Kong Holdings Ltd. ........................       150
       14,000  Citic Pacific Ltd. ...............................        73
        4,000  Hang Seng Bank Ltd. ..............................        48
        3,000  Henderson Land Development Co., Ltd. .............        30
        5,200  Hong Kong & Shanghai Bank.........................       108
       83,200  Hong Kong Telecommunications Ltd. ................       144

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
       19,000  Hutchison Whampoa Ltd. ...........................  $    147
       13,000  New World Development Co. Ltd. ...................        88
        7,000  Swire Pacific Ltd., Class A.......................        66
        6,000  Wharf Holdings Ltd. ..............................        31
                                                                   --------
                                                                        969
                                                                   --------
  ITALY (1.6%)
        9,700  Marzotto (Gaetano) & Figili S.p.A. ...............        61
       73,000  Olivetti S.p.A. ..................................        26
       30,000  Stet Societa' Finanziaria Telefonica S.p.A. ......        92
       35,000  Telecom Italia S.p.A. Di Risp.....................        64
                                                                   --------
                                                                        243
                                                                   --------
  JAPAN (33.5%)
        9,000  Amada Co., Ltd. ..................................        75
       13,000  Asahi Tec Corp. ..................................        80
        5,000  Canon, Inc. ......................................       105
        7,000  Daibiru Corp. ....................................        82
       15,000  Daicel Chemical Industries Ltd. ..................        71
        7,000  Daifuku Co., Ltd. ................................        82
        5,000  Dai Nippon Printing Co., Ltd. ....................        91
        9,000  Daikin Industries Ltd. ...........................        84
        8,000  Daiwa Securities Co., Ltd. .......................        86
        2,100  FamilyMart........................................        83
        4,000  Fuji Machine Manufacturing Co. ...................       109
        3,000  Fuji Photo Film Ltd. .............................        94
        3,000  Hitachi Credit Corp. .............................        50
       14,000  Hitachi Ltd. .....................................       130
       12,000  Inabata & Co. ....................................        83
       19,000  Kaneka Corp. .....................................       113
        4,000  Kurita Water Industries...........................        85
        2,000  Kyocera Ltd. .....................................       129
        7,000  Kyudenko Co., Ltd. ...............................        75
        4,000  Matsushita Communication Industries...............       104
        7,000  Matsushita Electric Industries Ltd. ..............       121
       26,000  Mitsubishi Chemical Corp. ........................        98
        7,000  Mitsubishi Estate Co., Ltd. ......................        89
       15,000  Mitsubishi Heavy Industries Ltd. .................       123
        6,000  Mitsumi Electric Co., Ltd. .......................       110
        3,000  Murata Manufacturing Co., Ltd. ...................       102
       12,000  NEC Corp. ........................................       145
        8,000  Nifco, Inc. ......................................        88
        1,300  Nintendo Corp., Ltd. .............................        92
           13  Nippon Telephone & Telegraph Corp. ...............        93
       16,000  Nissan Motor Co. .................................       114
        5,000  Nomura Securities Co., Ltd. ......................        84
       14,000  Obayashi Corp. ...................................       105
        9,000  Ricoh Co., Ltd. ..................................        96
        4,000  Rinnai............................................        88
        2,000  Sangetsu Co., Ltd. ...............................        44
        4,000  Sankyo Co., Ltd. .................................       107
       10,000  Sanwa Shutter.....................................        80
        2,000  Secom Co., Ltd. ..................................       121
        8,000  Sekisui Chemical Co. .............................        89
        9,000  Sekisui House Co., Ltd. ..........................        96
        2,000  Shimamura Co Ltd .................................        75
        2,400  Sony Corp. .......................................       154
       16,000  Stanley Electric Co. .............................        98
       11,000  Sumitomo Marine & Fire Insurance Co. .............        78
        7,000  Suzuki Motor Co., Ltd. ...........................        73
        2,000  TDK Corp. ........................................       129
       22,000  Toshiba Corp. ....................................       142

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                               NOVEMBER 30, 1996

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------

  JAPAN (CONT.)

       14,000  Tsubakimoto Chain.................................  $     82
       18,000  Taisei Corp., Ltd. ...............................       100
        4,000  Tokyo Electron Ltd. ..............................       114
        5,000  Yamanuchi Pharmaceutical Co. .....................       101
                                                                   --------
                                                                      5,042
                                                                   --------
  MALAYSIA (4.1%)
        7,000  Commerce Asset Holgings Bhd. .....................        53
        4,000  Edaran Otomobil Nasional Bhd. ....................        39
        6,000  Genting Bhd. .....................................        43
       10,000  Ijm Corp. Bhd.....................................        23
       14,000  IOI Corp. Bhd. ...................................        22
        4,000  Leader Universal Holdings Bhd. ...................         9
       12,000  Magnum Corp. Bhd. ................................        24
        2,000  Malayan Banking Bhd. .............................        20
       13,000  Malaysian International Shipping Bhd. (Foreign)...        41
       12,000  Petronas Gas Bhd. ................................        49
       19,000  Renong Bhd. ......................................        35
        9,000  Resorts World Bhd. ...............................        45
       24,000  Sime Darby Bhd. ..................................        90
        6,000  TA Enterprise Bhd. ...............................         9
        8,000  Tanjong plc.......................................        33
        8,000  Telekom Malaysia Bhd. ............................        73
        1,000  United Engineers Ltd. (Malaysia)..................         8
                                                                   --------
                                                                        616
                                                                   --------
  NETHERLANDS (3.9%)
        1,528  ABN Amro Holdings N.V. ...........................        99
        1,000  Akzo Nobel N.V. ..................................       133
        2,700  ING Groep N.V. ...................................        95
        3,000  KLM Royal Dutch Airlines N.V. ....................        77
        2,000  Koninklijke Van Ommeren N.V. .....................        87
        2,500  Phillips Electronics N.V. ........................       101
                                                                   --------
                                                                        592
                                                                   --------
  NORWAY (1.4%)
       26,600  Den Norske Bank A/S, Class A......................        99
        2,900  Saga Petroleum A/S, Series B......................        43
       12,200  Storebrand Asa....................................        73
                                                                   --------
                                                                        215
                                                                   --------
  PORTUGAL (0.2%)
        1,700  Banco Totta & Acores S.A., Class B (Registered)...        30
                                                                   --------
  SINGAPORE (1.2%)
        2,000  Development Bank of Singapore Ltd. (Foreign)......        26
        4,000  Keppel Corp., Ltd. ...............................        31
        2,000  Sembawang Corp., Ltd. ............................        11
        2,000  Singapore Airlines Ltd. (Foreign).................        19
        1,000  Singapore Press Holdings (Foreign)................        19
        3,000  Straits Steamship Land Ltd. ......................        10
        4,000  United Overseas Bank Ltd. (Foreign)...............        42
       11,000  Want Want Holdings................................        27
                                                                   --------
                                                                        185
                                                                   --------
  SPAIN (2.9%)
        7,000  Iberdrola S.A. ...................................        81
                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
        2,100  Repsol S.A. ......................................  $     78
        9,000  Sevillana de Electricidad.........................        84
        4,850  Telefonica de Espana S.A. ........................       106
       12,000  Uralita S.A. .....................................        89
                                                                   --------
                                                                        438
                                                                   --------
  SWEDEN (2.3%)
          600  Electrolux AB, Series B...........................        35
        3,600  Nordbanken AB.....................................       102
        2,000  Skandia Forsakrings AB............................        57
        3,300  S.K.F. AB, Class B................................        70
        2,500  Sparbanken Sverige AB Class A.....................        41
        1,600  Svenska Handelsbanken Class A.....................        44
                                                                   --------
                                                                        349
                                                                   --------
  SWITZERLAND (5.3%)
           65  Ascom Holding AG (Bearer).........................        69
           50  Bobst AG (Bearer).................................        69
           50  Ciba-Geigy AG (Registered)........................        62
          180  Forbo Holdings AG (Registered)....................        73
          120  Holderbank Financiere Glarus AG, Class B
                 (Bearer)........................................        87
           70  Magazine Globus (Participating Certificates)......        38
          120  Nestle S.A. (Registered)..........................       130
          700  Oerlikon-Buehrle Holdings AG......................        72
           40  Schindler Holding AG..............................        42
           50  SIG Schweizerische Industrie-Gesellschaft Holdings
                 AG (Registered).................................        61
          150  Sulzer AG (Registered)............................        86
                                                                   --------
                                                                        789
                                                                   --------
  UNITED KINGDOM (7.1%)
        6,000  Bass plc..........................................        79
       12,300  BAT Industries plc................................        98
       16,000  British Telecommunications plc....................       102
       14,700  Calor Group plc...................................        73
       19,000  Courtaulds Textiles plc...........................        80
       12,000  Imperial Tobacco Group plc........................        76
       15,500  John Mowlem & Co plc..............................        30
        5,600  Kwik Save Group plc...............................        28
        7,125  Reckitt & Colman plc..............................        84
       18,000  Royal & Sun Alliance Insurance Group plc..........       136
        2,800  Southern Electric plc.............................        33
       10,000  Tate Lyle plc.....................................        82
        5,100  Unilever plc......................................       121
       11,800  WPP Group plc.....................................        45
                                                                   --------
                                                                      1,067
                                                                   --------
TOTAL COMMON STOCKS (COST $12,821)...............................    12,947
                                                                   --------
PREFERRED STOCKS (1.3%)
  GERMANY (1.3%)
          295  Dyckerhoff AG.....................................        76
        1,030  Hornbach Holding AG...............................        68
        1,320  RWE AG............................................        48
                                                                   --------
TOTAL PREFERRED STOCKS (COST $181)...............................       192
                                                                   --------

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                               NOVEMBER 30, 1996

       NO. OF                                                         VALUE
       RIGHTS                                                         (000)
---------------------------------------------------------------------------
RIGHTS (0.2%)
  SINGAPORE (0.2%)
        3,000  Oversea-Chinese Banking Corp. (Foreign) (Cost
                 $36)............................................  $     36
                                                                   --------
       NO. OF
     WARRANTS
WARRANTS (0.1%)
  SINGAPORE (0.1%)
        8,000  Straits Steamship, expiring 12/12/00 (Cost $10)...         9
TOTAL FOREIGN SECURITIES (87.7%) (COST $13,048)..................    13,184
                                                                   --------

         FACE
       AMOUNT                                                         VALUE
        (000)                                                         (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT (8.9%)
  REPURCHASE AGREEMENT (8.9%)
       $1,344  Chase Securities, Inc., 5.45%, dated 11/29/96, due
                 12/2/96, to be repurchased at $1,345,
                 collateralized by $1,390 of U.S. Treasury Bills,
                 4.76%, due 2/27/96, valued at $1,373 (COST
                 $1,344).........................................  $  1,344
                                                                   --------
FOREIGN CURRENCY (2.2%) (COST $327)..............................       336
                                                                   --------
TOTAL INVESTMENTS (98.8%) (COST $14,719).........................    14,864
OTHER ASSETS AND LIABILITIES (1.2%)..............................       173
                                                                   --------
NET ASSETS (100%)................................................  $ 15,037
                                                                   --------
                                                                   --------

---------------
ADR   -- American Depositary Receipt
RFD   -- Ranked for Dividend

FORWARD FOREIGN CURRENCY EXCHANGE INFORMATION:

    Under the terms of forward foreign currency exchange contracts open at November 30, 1996, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

   CURRENCY                             IN EXCHANGE              NET UNREALIZED
  TO DELIVER      VALUE   SETTLEMENT        FOR          VALUE    GAIN (LOSS)
     (000)        (000)      DATE          (000)         (000)       (000)
---------------  -------  ----------  ----------------  -------  --------------
   BEF      309  $    10   12/27/96   USD     10        $    10      $   --
   FRF      903      173   12/27/96   USD    177            177           4
    DEM     275      179   12/27/96   USD    183            183           4
  JPY    87,324      770   12/27/96   USD    810            810          40
   NLG      135       78   12/27/96   USD     80             80           2
   CHF      108       83   12/27/96   USD     88             88           5
  BEF     3,245      103    1/24/97   USD    104            104           1
    DEM     771      503    1/24/97   USD    510            510           7
  JPY   282,362    2,501    1/30/97   USD  2,540          2,540          39
   USD    1,320    1,320    1/30/97   JPY 145,380         1,288         (32)
   NLG      485      283    2/10/97   USD    285            285           2
   CHF      666      515    2/10/97   USD    535            535          20
  FRF     2,370      456    2/24/97   USD    463            463           7
   NLG      100       59    2/24/97   USD     60             60           1
                 -------                                -------      ------
                 $ 7,033                                $ 7,133      $  100
                 -------                                -------      ------
                 -------                                -------      ------

---------------

BEF    --   Belgian Franc
DEM    --   German Mark
FRF    --   French Franc
JPY    --   Japanese Yen
NLG    --   Netherlands Guilder
CHF    --   Swiss Franc
USD    --   United States Dollar

--------------------------------------------------------------------------------

                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                      STATEMENT OF ASSETS AND LIABILITIES

-------------------------------------------------------------------

                               NOVEMBER 30, 1996

                                                                (000)
---------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Note 1) -- See
   accompanying portfolios                                    $14,528
  Foreign Currency at Value                                       336
  Receivable for:
    Investments Sold                                            1,372
    Fund Shares Sold                                              347
    Dividends                                                      24
    Interest                                                        1
  Unrealized Gain on Forward Foreign Currency Contracts           100
  Deferred Organization Costs                                      27
  Receivable from Investment Adviser                               25
                                                              -------
    Total Assets                                               16,760
                                                              -------
LIABILITIES:
  Payable for:
    Investments Purchased                                       1,641
    Investment Advisory Fees                                       23
    Administrative Fees                                             6
    Custody Fees                                                   24
  Other                                                            29
                                                              -------
    Total Liabilities                                           1,723
                                                              -------
NET ASSETS                                                    $15,037
                                                              -------
                                                              -------
NET ASSETS CONSIST OF:
  Capital Stock at Par                                        $     1
  Paid in Capital in Excess of Par                             14,659
  Accumulated Net Investment Income (Loss)                        (15)
  Accumulated Net Realized Gain                                   148
  Unrealized Appreciation (Depreciation) on Investments and
   Foreign Currency Translations                                  244
                                                              -------
NET ASSETS                                                    $15,037
                                                              -------
                                                              -------
CLASS A SHARES:
  Net Assets                                                  $ 4,673
  Shares Issued and Outstanding ($.001 par value)
   (Authorized 375,000,000)                                       381
  Net Asset Value and Redemption Price Per Share              $ 12.26
                                                              -------
                                                              -------
  Maximum Sales Charge                                          4.75%
  Maximum Offering Price Per Share (Net Asset Value Per
   Share x 100/95.25)                                         $ 12.87
                                                              -------
                                                              -------
CLASS B SHARES:
  Net Assets                                                  $ 4,906
  Shares Issued and Outstanding ($.001 par value)
   (Authorized 375,000,000)                                       401
  Net Asset Value and Offering Price Per Share                $ 12.23
                                                              -------
                                                              -------
CLASS C SHARES:
  Net Assets                                                  $ 5,458
  Shares Issued and Outstanding ($.001 par value)
   (Authorized 375,000,000)                                       447
  Net Asset Value and Offering Price Per Share                $ 12.22
                                                              -------
                                                              -------

                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                            STATEMENT OF OPERATIONS

-------------------------------------------------------------------

                                                                  FOR THE
                                                                   PERIOD
                                                                  JULY 1,
                                                                1996 TO *
                                                                 NOVEMBER
                                                                  30,1996
                                                                    (000)
-------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                   $        59
  Interest                                                             39
  Less Foreign Taxes Withheld                                          (6)
                                                              -----------
    Total Income                                                       92
                                                              -----------
EXPENSES:
  Investment Advisory Fees
    Basic Fee                                                          50
    Less: Fees Waived                                                 (50)
                                                              -----------
  Investment Advisory Fees -- Net                                       0
  Administrative Fees                                                  18
  Custodian Fees                                                       38
  Filing and Registration Fees                                          3
  Directors' Fees and Expenses                                          1
  Professional Fees                                                    14
  Shareholder Reports                                                   1
  Distribution Fees
    Class A                                                             4
    Class B                                                            16
    Class C                                                            18
  Blue Sky Fees
    Class A                                                             3
    Class B                                                             3
    Class C                                                             3
  Other                                                                 2
  Expenses Reimbursed by Adviser                                      (17)
                                                              -----------
    Net Expenses                                                      107
                                                              -----------
Net Investment Income (Loss)                                          (15)
                                                              -----------
NET REALIZED GAIN (LOSS) ON:
  Investments                                                          26
  Foreign Currency Transactions                                       122
                                                              -----------
    Net Realized Gain (Loss)                                          148
                                                              -----------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                         136
  Foreign Currency Translations                                       108
                                                              -----------
    Change in Unrealized Appreciation/Depreciation                    244
                                                              -----------
Net Realized Gain (Loss) and Change in Unrealized
    Appreciation/Depreciation                                         392
                                                              -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                $       377
                                                              -----------
                                                              -----------

------------------
* Commencement of Operations.

                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                    FOR THE
                                                                     PERIOD
                                                               JULY 1, 1996
                                                                       TO *
                                                               NOVEMBER 30,
                                                                       1996
                                                                      (000)
---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Gain (Loss)                                  $         (15)
  Net Realized Gain (Loss) on Investments and Foreign
   Currency                                                             148
  Change in Unrealized Appreciation/(Depreciation)                      244
                                                              -------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                           377
                                                              -------------
CAPITAL SHARE TRANSACTIONS (1):
  Issued                                                             14,804
  Distributions Reinvested                                                0
  Redeemed                                                             (144)
                                                              -------------
  Net Increase in Net Assets Resulitng from Capital Share
   Transactions                                                      14,660
                                                              -------------
  Total Increase in Net Assets                                       15,037
NET ASSETS -- Beginning of Period                                        --
                                                              -------------
NET ASSETS -- End of Period (Including undistributed net
  investment income of $0 and $0, respectively)               $      15,037
                                                              -------------
                                                              -------------
---------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Issued                                                             386
     Distributions Reinvested                                             0
     Redeemed                                                            (5)
                                                              -------------
   Net Increase in Class A Shares Outstanding                           381
                                                              -------------
                                                              -------------
   Dollars:
     Issued                                                   $       4,609
     Distributions Reinvested                                             0
     Redeemed                                                           (64)
                                                              -------------
   Net Increase in Class A Shares Outstanding                 $       4,545
                                                              -------------
                                                              -------------
(1) Class B:
    --------
   Shares:
     Issued                                                             400
     Distributions Reinvested                                             0
     Redeemed                                                             1
                                                              -------------
   Net Increase in Class B Shares Outstanding                           401
                                                              -------------
                                                              -------------
   Dollars:
     Issued                                                   $       4,817
     Distributions Reinvested                                             0
     Redeemed                                                           (15)
                                                              -------------
   Net Increase in Class B Shares Outstanding                 $       4,802
                                                              -------------
                                                              -------------
(1) Class C:
    --------
   Shares:
     Issued                                                             453
     Distributions Reinvested                                             0
     Redeemed                                                            (6)
                                                              -------------
   Net Increase in Class A Shares Outstanding                           447
                                                              -------------
                                                              -------------
   Dollars:
     Issued                                                   $       5,378
     Distributions Reinvested                                             0
     Redeemed                                                           (65)
                                                              -------------
   Net Increase in Class A Shares Outstanding                 $       5,313
                                                              -------------
                                                              -------------
---------------------------------------------------------------------------

* Commencement of Operations.

                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                              FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------

                                               CLASS A         CLASS B         CLASS C
                                              ---------       ---------       ---------
                                                FOR THE         FOR THE         FOR THE
                                                 PERIOD          PERIOD          PERIOD
                                                JULY 1,         JULY 1,         JULY 1,
                                               1996 TO*        1996 TO*        1996 TO*
                                               NOVEMBER        NOVEMBER        NOVEMBER
SELECTED PER SHARE DATA AND RATIOS             30, 1996        30, 1996        30, 1996
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   12.00       $   12.00       $   12.00
                                              ---------       ---------       ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     0.01           (0.02)          (0.02)
  Net Realized and Unrealized Gain on
   Investments                                     0.25            0.25            0.24
                                              ---------       ---------       ---------
  Total From Investment Operations                 0.26            0.23            0.22
NET ASSET VALUE, END OF PERIOD                $   12.26       $   12.23       $   12.22
                                              ---------       ---------       ---------
                                              ---------       ---------       ---------
TOTAL RETURN (1)                                   2.17%           1.92%           1.83%
                                              ---------       ---------       ---------
                                              ---------       ---------       ---------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)             $   4,673       $   4,906       $   5,458
Ratio of Expenses to Average Net Assets            1.64%**         2.39%**         2.40%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                0.21%**        (0.54)%**       (0.55)%
Portfolio Turnover Rate                               6%              6%              6%
---------------------------------------------------------------------------------------
Average Commission Rate                       $  0.0412       $  0.0412       $  0.0412
---------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
 During the Period
  Per Share Benefit to Net Investment
   Loss                                       $    0.06       $    0.05       $    0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   2.98%**         3.73%**         3.73%
  Net Investment Loss to Average Net
   Assets                                         (1.13)%**       (1.88)%**       (1.88)%
---------------------------------------------------------------------------------------

 *  Commencement of Operations.

 **  Annualized

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.

                              MORGAN STANLEY FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               NOVEMBER 30, 1996

--------------------------------------------------------------------------------

Morgan Stanley Fund, Inc. (the "Fund") was incorporated under the laws of Maryland. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which offers redeemable shares of diversified and non-diversified investment portfolios. As of November 30, 1996, the Fund had thirteen separate active investment portfolios (each a "Portfolio", and together, the "Portfolios"). These financial statements report on the Morgan Stanley International Magnum Fund (referred to herein as "International Magnum"), which commenced operations on July 1, 1996.

The Fund currently offers three classes of shares, Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge on redemptions made within 6 years of purchase which declines annually from 5% for redemptions made in year one, down to 1% in year six. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the seventh year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains is earned.

3. REPURCHASE AGREEMENTS: In connections with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, and the foreign currency portion of gain and losses

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               NOVEMBER 30, 1996

--------------------------------------------------------------------------------
realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Each Portfolio may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as realized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. ORGANIZATIONAL COSTS: The organizational costs of the Portfolios are being amortized on a straight line basis over a period of five years beginning with each Portfolio's commencement of operations. Morgan Stanley Asset Management, Inc. has agreed that in the event any of it's initial shares in a Portfolio which comprised the Fund at it's inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions shares based upon their relative net assets. Distributions from the Portfolios are recorded as a reduction of their costs.

Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               NOVEMBER 30, 1996

--------------------------------------------------------------------------------

B. ADVISER: Morgan Stanley Asset Management, Inc. (the "Adviser" or "MASM" ), a wholly owned subsidiary of Morgan Stanley Group, Inc. provides the Fund with investment advisory services at a fee paid quarterly and calculated at the annual rates of average daily net assets indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS A MAX.     CLASS B AND CLASS C
                                           OPERATING        MAX. OPERATING
FUND                     ADVISORY FEE    EXPENSE RATIO       EXPENSE RATIO
-----------------------  -------------  ---------------  ---------------------
International Magnum            1.00%           1.65%               2.40%

C. ADMINISTRATOR: MSAM also provides the fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under and agreement between MASM and The Chase Manhattan Bank ("Chase"), Chase through its affiliate Chase Global Funds Services Company ("MFSC"), provides certain administrative services to the Fund. Chase is compensated for such services by MSAM from the fee it receives from the Fund.

D. DISTRIBUTOR: Morgan Stanley & Co. Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley Group, Inc. and an affiliate of MSAM, serves as the distributor of the Fund and provides all classes of each Portfolio with the distribution services pursuant to separate Distribution Plans in accordance with Rule12b-1 under the Investment Company Act of 1940. The Distributor is entitled to receive from the Portfolios a distribution fee, which is accrued daily and paid quarterly, at a minimum rate of 0.25% for the Class A shares of each Portfolio, and 0.75% of the Class B shares and Class C shares of each Portfolio, on an annualized basis of the average daily net assets of such classes.

E. CUSTODIAN: Morgan Stanley Trust Company ("MSTC"), a wholly owned subsidiary of Morgan Stanley Group, Inc., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Chase is the custodian for the Fund's domestic assets in accordance with a Custodian Agreement. Custodian fees are computed and payable monthly based on assets held, investment purchased and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

For the period ended November 30, 1996, the following Portfolios incurred custody fees and had amounts payable to MSTC at November 30, 1996:

                                               MSTC CUSTODY          CUSTODY FEES
                                               FEES INCURRED        PAYABLE TO MSTC
FUND                                               (000)                 (000)
------------------------------------------  -------------------  ---------------------
International                                           34                    20

F. PURCHASES AND SALES: For the period ended November 30, 1996, purchases and sales of investment securities other than long-term U.S. Government securities and short term investments were:

                                                            PURCHASES
FUND                                                          (000)     SALES (000)
---------------------------------------------------------  -----------     -----
International Magnum                                           13,524          502

G. OTHER: At November 30, 1996, the net assets of the Portfolios was substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

At November 30, 1996, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio was:

                                      NET APPRECIATION
                             COST      (DEPRECIATION)     APPRECIATION     (DEPRECIATION)
FUND                         (000)          (000)             (000)             (000)
-------------------------  ---------  -----------------  ---------------  -----------------
International Magnum          14,392            136               763              (627)

                              PCS CASH FUND, INC.
                             MONEY MARKET PORTFOLIO

-------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1996

                                                              FACE
                                                             AMOUNT
                                                              (000)      VALUE

----------------------------------------------------------------------------------
AGENCY OBLIGATIONS (11.6%)
  Federal Home Loan Bank Discount Note
   5.52%, 07/01/96........................................   $10,000  $ 10,000,000
  Federal National Mortgage Association Discount Note
   5.18%, 09/20/96........................................    10,000     9,883,450
                                                                      ------------
  TOTAL AGENCY OBLIGATIONS (COST $19,883,450).............              19,883,450
                                                                      ------------
CERTIFICATES OF DEPOSIT (10.5%)
  BANKS
    Duetsche Bank Financial, Inc.
     5.37%, 07/10/96......................................     6,000     6,000,000
    National Westminister Bank (NY)
     5.36%, 07/10/96......................................     6,000     6,000,015
    Royal Bank of Canada (NY)(Banks LOC)
     6.05%, 06/11/97......................................     6,000     6,000,000
                                                                      ------------
  TOTAL CERTIFICATES OF DEPOSIT (COST $18,000,015)........              18,000,015
                                                                      ------------
COMMERCIAL PAPER (35.4%)
  BEVERAGES (3.5%)
    Coca-Cola Financial Corp.
     5.28%, 08/08/96......................................     6,000     5,966,560
                                                                      ------------
  COMPUTER & OFFICE EQUIPMENT (4.0%)
    Hewlett-Packard Co.
     5.38%, 09/24/96......................................     7,000     6,911,081
                                                                      ------------
  FINANCIAL (8.7%)
    Abbey Nat'l North Amer. Corp.
     5.35%, 11/29/96......................................     3,000     2,932,679
    ABN-AMRO North American Finance Corp.
     5.30%, 07/11/96......................................     6,000     5,991,167
    UBS Financial, Inc.
     5.55%, 07/01/96......................................     6,000     6,000,000
                                                                      ------------
  TOTAL FINANCIAL.........................................              14,923,846
                                                                      ------------
  MOTOR VEHICLES & CAR BODIES (4.6%)
    Daimler Benz
      5.38%, 08/02/96.....................................     3,000     2,985,653
      5.44%, 11/14/96.....................................     5,000     4,897,339
                                                                      ------------
  TOTAL MOTOR VEHICLES & CAR BODIES.......................               7,882,992
                                                                      ------------
  OIL & GAS (3.5%)
    Koch Industries, Inc.
      5.30%, 07/15/96.....................................     6,000     5,987,633
                                                                      ------------
  RESTAURANTS (4.1%)
    McDonald's Corp.
      5.35%, 07/15/96.....................................     7,000     6,985,436
                                                                      ------------
  SERVICES -- EDUCATIONAL (3.5%)
    Harvard University
      5.34%, 07/23/96.....................................     6,000     5,980,420
                                                                      ------------

                See accompanying notes to financial statements.          111

                              PCS CASH FUND, INC.
                             MONEY MARKET PORTFOLIO

-------------------------------------------------------------------
                      STATEMENT OF NET ASSETS (CONTINUED)
                                 JUNE 30, 1996

                                                              FACE
                                                             AMOUNT
                                                              (000)      VALUE

----------------------------------------------------------------------------------
  TELECOMMUNICATIONS (3.5%)
    Ameritech Capital Funding Corp.
      5.28%, 07/16/96.....................................   $ 6,000  $  5,986,800
                                                                      ------------
TOTAL COMMERCIAL PAPER (COST $60,624,768).................              60,624,768
                                                                      ------------
VARIABLE RATE OBLIGATIONS (25.2%)
  Federal National Mortgage Association Floating Rate
   Notes
    5.18%, 07/01/96**.....................................     5,000     4,998,642
    5.19%, 09/02/96**.....................................    15,000    15,000,000
    5.25%, 10/11/96**.....................................     3,000     2,999,176
  Federal National Mortgage Association Medium Term Note
    5.28%, 07/16/96**.....................................     5,000     4,999,626
  Student Loan Marketing Association Floating Rate Note
    5.59%, 07/02/96**.....................................    15,000    15,008,299
                                                                      ------------
  TOTAL VARIABLE RATE OBLIGATIONS (COST $43,005,743)......              43,005,743
                                                                      ------------
REPURCHASE AGREEMENT (17.2%)
  Goldman, Sachs & Co. 5.38%, 07/01/96 (Agreement dated
    06/28/96, to be repurchased at $29,379,154
    collateralized by $29,325,000, U.S. Treasury Bonds
    7.25%, due 05/15/96. The total market value and
    accrued interest of the collateral is
    $30,235,908)(cost $29,366,000)........................    29,366    29,366,000
                                                                      ------------
TOTAL INVESTMENTS (COST $170,879,976*)............   99.9%            $170,879,976
OTHER ASSETS......................................    0.3%                 447,415
LIABILITIES.......................................   (0.2%)               (354,365)
                                                    ------            ------------
NET ASSETS (BASED ON 171,084,598 SHARES, HAVING A
  PAR VALUE OF $.001 PER SHARE)...................  100.0%            $170,973,026
                                                                      ------------
                                                                      ------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($170,973,026 DIVIDED BY 171,084,598 SHARES
  OUTSTANDING)............................................            $       1.00
                                                                      ------------
                                                                      ------------

 *  Also cost for Federal income tax purposes.

** Variable Rate Obligations -- the interest rate shown is the rate as of June 30, 1996 and the maturity date is the shorter of the next interest readjustment date or the date the principal amount can be recovered through demand.

    112         See accompanying notes to financial statements.

                              PCS CASH FUND, INC.
                 GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

-------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1996

                                                              FACE
                                                             AMOUNT
                                                              (000)      VALUE
----------------------------------------------------------------------------------
AGENCY OBLIGATIONS (82.1%)
    Federal Farm Credit Bank Discount Note
      5.29%, 07/02/96.....................................   $10,000  $  9,998,531
    Federal Home Loan Bank Discount Notes
      5.52%, 07/01/96.....................................    30,000    30,000,000
      5.26%, 07/05/96.....................................    10,000     9,994,156
    Federal Home Loan Mortgage Corporation
     Discount Notes
      5.24%, 07/03/96.....................................    10,000     9,996,846
      5.31%, 07/08/96.....................................    10,000     9,989,675
      5.26%, 07/10/96.....................................    10,000     9,986,850
      5.28%, 07/15/96.....................................    10,000     9,979,467
      5.29%, 07/16/96.....................................    10,000     9,977,958
      5.29%, 07/18/96.....................................    10,000     9,975,019
      5.30%, 07/23/96.....................................    10,000     9,967,611
                                                                      ------------
  TOTAL AGENCY OBLIGATIONS (COST $119,866,113)............             119,866,113
                                                                      ------------
VARIABLE RATE OBLIGATIONS (4.8%)
    Federal National Mortgage Association Floating
     Rate Note
      5.25%, 10,11/96**...................................     2,000     1,999,451
    Federal National Mortgage Association Medium
     Term Note
      5.28%, 07/16/96**...................................     5,000     4,999,626
                                                                      ------------
  TOTAL VARIABLE RATE OBLIGATIONS (COST $6,999,077).......               6,999,077
                                                                      ------------
REPURCHASE AGREEMENT (13.2%)
  Goldman, Sachs & Co. 5.38%, 07/01/96 (Agreement dated
   06/28/96, to be repurchased at $19,294,638
   collateralized by $19,260,000, U.S. Treasury Bonds
   7.25%, due 05/15/16. The total market value and accrued
   interest of the collateral is $19,858,264)
   (cost $19,286,000).....................................    19,286    19,286,000
                                                                      ------------
TOTAL INVESTMENTS (COST $146,151,190).............   100.1%           $146,151,190
OTHER ASSETS......................................     0.0%                 43,994
LIABILITIES.......................................    (0.1%)              (217,628)
                                                    ------            ------------
NET ASSETS (BASED ON 146,076,545 SHARES, HAVING A
  PAR VALUE OF $.001 PER SHARE)...................   100.0%           $145,977,556
                                                    ------            ------------
                                                    ------            ------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($145,977,556 DIVIDED BY 146,076,545 SHARES OUTSTANDING)            $       1.00
                                                                      ------------
                                                                      ------------

 *  Also cost for Federal income tax purposes.

** Variable Rate Obligations -- the interest rate shown is the rate as of June 30, 1996 and the maturity date is the shorter of the next interest readjustment date or the date the principal amount can be recovered through demand.

                See accompanying notes to financial statements.          113

                              PCS CASH FUND, INC.
                            STATEMENTS OF OPERATIONS

-------------------------------------------------------------------

                        FOR THE YEAR ENDED JUNE 30, 1996

                                                    MONEY MARKET   GOVERNMENT OBLIGATIONS
                                                     PORTFOLIO     MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest......................................  $9,502,974           $4,948,893
                                                    ------------        -----------
EXPENSES
    Distribution fees (Note 2)....................     843,776              439,236
    Investment advisory fees (Note 2).............     759,398              395,312
    Administration fees (Note 2)..................     167,790              105,462
    Registration fees.............................      95,232               26,020
    Custodian fees (Note 2).......................      50,957               26,756
    Transfer agent fees (Note 2)..................      49,945               12,000
    Printing fees.................................      26,500               22,500
    Audit fees....................................      17,250               16,445
    Insurance expense.............................      15,485               15,485
    Legal fees....................................      15,356               12,978
    Directors' fees...............................       8,597                8,597
    Miscellaneous expense.........................      10,443               10,959
                                                    ------------        -----------
                                                     2,060,729            1,091,750
LESS FEES VOLUNTARILY WAIVED (NOTE 2).............    (406,928)            (257,203)
                                                    ------------        -----------
  Total Expenses..................................   1,653,801              834,547
                                                    ------------        -----------
NET INVESTMENT INCOME.............................   7,849,173            4,114,346
NET REALIZED LOSS ON INVESTMENTS..................     (99,906)             (98,989)
                                                    ------------        -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................  $7,749,267           $4,015,357
                                                    ------------        -----------
                                                    ------------        -----------

    114         See accompanying notes to financial statements.

                              PCS CASH FUND, INC.
                             MONEY MARKET PORTFOLIO

-------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    FOR THE YEAR    FOR THE YEAR
                                                     ENDED JUNE      ENDED JUNE
                                                      30, 1996        30, 1995
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income.........................  $   7,849,173   $   6,917,658
    Net realized loss on investments..............        (99,906)        (11,667)
                                                    -------------   -------------
    Net increase in net assets resulting from
     operations...................................      7,749,267       6,905,991
                                                    -------------   -------------
  Dividends to shareholders from:
    Net investment income ($.0463 and $.0446 per
     share, respectively).........................     (7,849,173)     (6,917,658)
    Net realized gains ($.0000 and $.0001 per
     share, respectively).........................             --          (7,700)
                                                    -------------   -------------
  Total dividends to shareholders.................     (7,849,173)     (6,925,358)
                                                    -------------   -------------
  Decrease in net assets derived from capital
   share transactions (Note 3)....................       (441,635)     (5,064,947)
                                                    -------------   -------------
  Total decrease in net assets....................       (541,541)     (5,084,314)
NET ASSETS:
  Beginning of year...............................    171,514,567     176,598,881
                                                    -------------   -------------
  End of year.....................................  $ 170,973,026   $ 171,514,567
                                                    -------------   -------------
                                                    -------------   -------------

                See accompanying notes to financial statements.          115

                              PCS CASH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------

                 GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

                                                    FOR THE YEAR    FOR THE YEAR
                                                     ENDED JUNE      ENDED JUNE
                                                      30, 1996        30, 1995
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...........................  $   4,114,346   $   9,351,381
  Net realized gain (loss) on investments.........        (98,989)         11,936
                                                    -------------   -------------
  Net increase in net assets resulting from
   operations.....................................      4,015,357       8,363,317
                                                    -------------   -------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income ($.0464 and $.0448 per
   share, respectively)...........................     (4,114,346)     (8,351,381)
  Net realized gains ($.0001 and $.0000 per share,
   respectively)..................................        (11,936)           (572)
                                                    -------------   -------------
  Total dividends to shareholders.................     (4,126,282)     (9,351,953)
                                                    -------------   -------------
  Increase (decrease) in net assets derived from
   capital share transactions (Note 3)............     78,583,923     (35,057,979)
                                                    -------------   -------------
  Total increase (decrease) in net assets.........     78,472,998     (35,046,615)
NET ASSETS -- Beginning of year...................     67,504,558     102,551,173
                                                    -------------   -------------
NET ASSETS -- End of year.........................  $ 145,977,556   $  67,504,558
                                                    -------------   -------------
                                                    -------------   -------------

    116         See accompanying notes to financial statements.

                              PCS CASH FUND, INC.
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGH EACH PERIOD)

--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO

                                    FOR THE         FOR THE         FOR THE         FOR THE
                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED       FOR THE YEAR
FOR A SHARE OUTSTANDING            JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,           ENDED
THROUGH EACH PERIOD                  1996            1995            1994            1993         JUNE 30, 1992
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................    $      1.00     $      1.00     $      1.00     $      1.00     $         1.00
                                  -----------     -----------     -----------     -----------     --------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income.......         0.0463          0.0446          0.0246          0.0243             0.0402
  Net realized gains/(losses)
   on investments.............         (.0006)         0.0001              --          0.0001                 --
LESS DIVIDENDS TO SHAREHOLDERS
 FROM:
  Net investment income.......        (0.0463)        (0.0446)        (0.0246)        (0.0243)           (0.0402)
  Net realized gains..........             --         (0.0001)             --         (0.0001)                --
                                  -----------     -----------     -----------     -----------     --------------
NET ASSET VALUE, END OF
 PERIOD.......................    $      1.00     $      1.00     $      1.00     $      1.00     $         1.00
                                  -----------     -----------     -----------     -----------     --------------
                                  -----------     -----------     -----------     -----------     --------------
TOTAL RETURN..................           4.72%           4.55%           2.49%           2.47%              4.11%
Ratios of expenses to average
 net assets...................           0.98%(b)        0.98%(b)        0.98%(b)        0.98%(b)           0.98%(b)
Ratios of net investment
 income to average net
 assets.......................           4.65%(b)        4.45%(b)        2.45%(b)        2.44%(b)           3.97%(b)
Net assets at end of period
 (000)........................    $   170,973     $   171,515     $   176,599     $   156,310     $      190,034

--------------------------------------------------------------------------------

                 GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

                                                                                                  FOR THE PERIOD
                                                                                                  MARCH 12, 1992
                                    FOR THE         FOR THE         FOR THE         FOR THE        (COMMNCEMENT
                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      OF OPERATIONS)
FOR A SHARE OUTSTANDING            JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        TO JUNE 30,
THROUGH EACH PERIOD                  1996            1995            1994            1993              1992
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................    $      1.00     $      1.00     $      1.00     $      1.00     $         1.00
                                  -----------     -----------     -----------     -----------     --------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income.......         0.0464          0.0448          0.0243          0.0246             0.0094
  Net realized gains/(losses)
   on investments.............        (0.0011)             --          0.0011          0.0002                 --
LESS DIVIDENDS TO SHAREHOLDERS
 FROM:
  Net investment income.......        (0.0464)        (0.0448)        (0.0243)        (0.0246)           (0.0094)
  Net realized gains..........        (0.0001)             --         (0.0011)        (0.0002)                --
                                  -----------     -----------     -----------     -----------     --------------
NET ASSET VALUE, END OF
 PERIOD.......................    $      1.00     $      1.00     $      1.00     $      1.00     $         1.00
                                  -----------     -----------     -----------     -----------     --------------
                                  -----------     -----------     -----------     -----------     --------------
TOTAL RETURN..................           4.72%           4.58%           2.45%           2.51%              0.94%(c)
RATIO OF EXPENSES TO AVERAGE
 NET ASSETS...................           0.95%(b)        0.95%(b)        0.95%(b)        0.95%(b)           0.95%(a)(b)
Ratio of net investment income
 to average net assets........           4.68%(b)        4.61%(b)        2.40%(b)        2.50%(b)           3.07%(a)(b)
Net assets at end of period
 (000)........................    $   145,978     $    67,505     $   102,551     $   101,736     $      269,627
----------------------------------------------------------------------------------------------------------------

(a)  Annualized.

(b) Without the voluntary waiver of advisory and distribution fees, the ratios of expenses to average net assets would have been 1.22%, 1.18%, 1.19%, 1.20%, and 1.27% for the Money Market Portfolio and 1.24%, 1.12%, 1.22%, 1.19% and 1.29% annualized for the Government Obligations Money Market Portfolio. The ratios of net investment income to average net assets would have been 4.41%, 4.25% 2.24%, 2.22%, and 3.68% for the Money Market Portfolio and 4.39%, 4.44%, 2.13%, 2.26% and 2.73% annualized for the Government Obligations Money Market Portfolio.

(c) Not annualized. Total return, if on an annualized basis, would have been 3.16% for the Government Obligations Money Market Portfolio.

                See accompanying notes to financial statements.          117

                              PCS CASH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1996

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PCS Cash Fund, Inc. (The "Fund"), an open-end diversified management investment company, was incorporated in Maryland on January 5, 1989, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

    The Fund is authorized to issue 10 billion shares, $.001 par value per share, of which 1 billion are classified in each of the following three portfolios: PCS Money Market Portfolio, PCS Tax-Free Money Market Portfolio, and PCS Government Obligations Money Market Portfolio. There are currently no shares outstanding in the Tax-Free Money Market Portfolio.

    Preparation of the financial statements in accordance with Generally Accepted Accounting Principles requires management to make estimates and assumptions that effect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by the fund in the preparation of their financial statements:

        A) SECURITY VALUATION -- Portfolio securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed in an attempt to avoid dilution or other unfair results to shareholders. The Fund seeks to maintain net asset value per share at $1.00. INVESTMENT IN SHARES OF THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

        B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis.

        C) DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually.

        D) FEDERAL INCOME TAXES -- The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and Federal excise taxes. Therefore, no provision has been recorded for Federal income or Federal excise taxes.

        E) REPURCHASE AGREEMENTS -- The Fund may purchase money market instruments from financial institutions, such as banks and non-bank dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price (repurchase agreements). Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price, marked-to-market daily. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian.

NOTE 2 -- TRANSACTIONS WITH AFFILIATES AND OTHERS

    The Fund has entered into an investment advisory agreement with Morgan Stanley Asset Management Inc. (The "Advisor"), a wholly owned subsidiary of Morgan Stanley Group Inc. The Fund has also entered into an Administration and Accounting Services Agreement with PFPC Inc., a wholly owned subsidiary of PNC Bank Corp., and a distribution agreement with Morgan Stanley & Co. Inc. PNC Bank Corp. serves as custodian for each of the Fund's portfolios. PFPC Inc. also serves as the Fund's transfer agent.

    For the advisory services provided and expenses assumed by it, the Advisor is entitled to receive from each Portfolio a fee, computed daily and payable monthly, at an annual rate of .45% of the first $250 million of the Portfolio's daily net assets, .40% of the next $250 million of the portfolio's daily net assets and .35% of the Portfolio's daily net assets in excess of $500 million. The Advisor may, at its discretion from time to time, waive voluntarily all of any portion of its advisory fee or reimburse the Portfolio for a portion of the expenses of its operations. For the year ended June 30, 1996, advisory fees, net of voluntary fee waivers, were $605,601 for the Money Market Portfolio and $350,061 for the Government Obligations Money Market Portfolio.

                              PCS CASH FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1996

    As required by various state regulations in which the Fund is registered to sell shares, the Advisor will reimburse each Portfolio if and to the extent that the aggregate operating expenses of the Portfolio exceed applicable state limits for the fiscal year. Currently, the most restrictive of such applicable limits is 2.5% of the first $30 million of average annual net assets, 2.0% of the next $70 million of average annual net assets, and 1.5% of the remaining average annual net assets. Certain expenses such as brokerage commissions, taxes, interest, and extraordinary items are excluded from this limitation. No such reimbursements were required for the year ended June 30, 1996.

    For administration services provided, PFPC Inc. is entitled to receive from each Portfolio a fee, computed daily and payable monthly, at an annual rate of
 .10% of the first $200 million daily net assets, .075% of the next $200 million of daily net assets, .05% of the next $200 million of daily net assets and .03% of the daily assets in excess of $600 million.

    The Fund has adopted a Plan of Distribution and pursuant thereto has entered into an agreement under which the distributor, Morgan Stanley & Co. Inc., (the "Distributor") is entitled to receive from each Portfolio compensation of its distribution costs at an annual rate of up to .50% of daily net assets. The Distributor may at its discretion from time to time waive voluntarily all of any portion of its distribution fee. For the year ended June 30, 1996, distribution fees, net of voluntary fee waivers, were $590,645 for the Money Market Portfolio and $227,284 for the Government Obligations Money Market Portfolio.

NOTE 3 -- CAPITAL STOCK

    Transactions in capital stock for each Portfolio were as follows:

                             MONEY MARKET PORTFOLIO

                                                                FOR THE                          FOR THE
                                                              YEAR ENDED                       YEAR ENDED
                                                             JUNE 30, 1996                    JUNE 30, 1995
                                                    -------------------------------  -------------------------------
                                                        SHARES           VALUE           SHARES           VALUE
                                                    --------------  ---------------  --------------  ---------------
Shares sold.......................................   1,390,773,760  $ 1,390,773,760   1,261,410,987  $ 1,261,410,987
Shares issued in reinvestment of dividends........       7,425,521        7,425,521       6,579,514        6,579,514
Shares redeemed...................................  (1,398,640,916)  (1,398,640,916) (1,273,055,448)  (1,273,055,448)
                                                    --------------  ---------------  --------------  ---------------
Net decrease......................................        (441,635) $      (441,635)     (5,064,947) $    (5,064,947)
                                                    --------------  ---------------  --------------  ---------------
                                                    --------------  ---------------  --------------  ---------------

                 GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

                                                                FOR THE                          FOR THE
                                                              YEAR ENDED                       YEAR ENDED
                                                             JUNE 30, 1996                    JUNE 30, 1995
                                                    -------------------------------  -------------------------------
                                                        SHARES           VALUE           SHARES           VALUE
                                                    --------------  ---------------  --------------  ---------------
Shares sold.......................................   1,373,640,193  $ 1,373,640,193   2,017,389,099  $ 2,017,389,099
Shares issued in reinvestment of dividends........       3,510,973        3,510,973       9,053,037        9,053,037
Shares redeemed...................................  (1,298,567,243)  (1,298,567,243) (2,061,500,115)  (2,061,500,115)
                                                    --------------  ---------------  --------------  ---------------
Net increase (decrease)...........................      78,583,923  $    78,583,923     (35,057,979) $   (35,057,979)
                                                    --------------  ---------------  --------------  ---------------
                                                    --------------  ---------------  --------------  ---------------

NOTE 4 -- NET ASSETS

    At June 30, 1996, net assets consisted of the following:

                                                    MONEY MARKET  GOVERNMENT OBLIGATIONS
                                                     PORTFOLIO    MONEY MARKET PORTFOLIO
                                                    ------------  ----------------------
Capital Paid-in...................................  $171,084,599       $146,076,545
Accumulated Net Realized Loss on Investments......      (111,573)           (98,989)
                                                    ------------  ----------------------
                                                    $170,973,026       $145,977,556
                                                    ------------  ----------------------
                                                    ------------  ----------------------

NOTE 5 -- SUBSEQUENT EVENTS

    On July 16, 1996 the Board of Directors of the Fund approved an Agreement and Plan of Reorganization and Liquidation by and between the Fund and Morgan Stanley Fund, Inc. The Plan, subject to shareholder approval, provides for the transfer of all or substantially all of the Fund's assets and liabilities to Morgan Stanley Fund, Inc. in exchange for shares of Morgan Stanley Fund, Inc.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The PCS Cash Fund, Inc.:

    We have audited the accompanying statements of net assets of the PCS Cash Fund, Inc. (Money Market and Government Obligations Money Market Portfolios), as of June 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods in the two years then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of June 30, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PCS Cash Fund, Inc. (Money Market and Government Obligations Money Market Portfolios) as of June 30, 1996 and the results of their operations for the year then ended, the changes in their net assets for each of the periods in the two years then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

/s/ Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
July 31, 1996

                                        PART C


                              Morgan Stanley Fund, Inc.
                                  Other Information

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

  (1)  FINANCIAL STATEMENTS (included in Part A)

       Audited financial highlights for the Morgan Stanley Global Equity Allocation, Morgan Stanley Global Fixed Income, Morgan Stanley Asian Growth, Morgan Stanley American Value, Morgan Stanley Worldwide High Income, Morgan Stanley Latin American, Morgan Stanley Emerging Markets, Morgan Stanley Aggressive Equity, Morgan Stanley U.S. Real Estate and Morgan Stanley High Yield Funds for the fiscal year ended June 30, 1996 are included in Part A (the prospectuses). As of June 30, 1996, the Morgan Stanley Government Obligations Money Market, Morgan Stanley Tax-Free Money Market, Morgan Stanley European Equity, Morgan Stanley Growth and Income, Morgan Stanley International Magnum, Morgan Stanley Japanese Equity, Morgan Stanley Value, Morgan Stanley Equity Growth, Morgan Stanley Global Equity, Morgan Stanley Aggressive Equity, Morgan Stanley U.S. Real Estate, Morgan Stanley High Yield, Morgan Stanley Emerging Markets Debt and Morgan Stanley Mid Cap Growth Funds had not yet commenced operations. Accordingly, no audited financial highlights for these Funds are included in the prospectus relating to such Funds.

       Audited financial highlights for the PCS Money Market Portfolio and PCS Government Obligations Money Market Portfolio, portfolios of PCS Cash Fund, Inc., for the fiscal year ended June 30, 1996 are included in Part A (the prospectuses). The PCS Money Market Portfolio is the predecessor to the Morgan Stanley Money Market Fund and the PCS Government Obligations Money Market Portfolio is the predecessor portfolio to the Morgan Stanley Government Obligations Money Market Fund.

  (2)  FINANCIAL STATEMENTS (included in Part B)

       The registrant's audited financial statements for the Morgan Stanley Global Equity Allocation, Morgan Stanley Global Fixed Income, Morgan Stanley Asian Growth, Morgan Stanley American Value, Morgan Stanley Worldwide High Income, Morgan Stanley Latin American and Morgan Stanley Emerging Markets, Morgan Stanley Aggressive Equity, Morgan Stanley U.S. Real Estate and Morgan Stanley High Yield Funds, respectively, for the fiscal year ended June 30, 1996, including Price Waterhouse LLP's report thereon, are incorporated by reference into Part B (the Statement of Additional Information) and are part of the Registrant's June 30, 1996 Annual Report to Shareholders. The financial statements incorporated by reference into Part B are:

       1.     Statements of Net Assets
       2.     Statements of Operations
       3.     Statements of Changes in Net Assets
       4.     Financial Highlights
       5.     Notes to Financial Statements
       6.     Report of Independent Accountants

       As of June 30, 1996, the Morgan Stanley Money Market, Morgan Stanley Government Obligations Money Market, Morgan Stanley Tax-Free Money Market, Morgan Stanley European Equity, Morgan Stanley Growth and Income, Morgan Stanley International Magnum, Morgan Stanley Japanese Equity, Morgan Stanley Value, Morgan Stanley Equity Growth, Morgan Stanley Mid Cap Growth, Morgan Stanley Global Equity and Morgan Stanley Emerging Markets Debt Funds had not yet commenced operations. Accordingly, no audited financial statements are filed for these Funds at this time.

       PCS Cash Fund Inc.'s audited financial statements for the PCS Money Market and PCS Government Obligations Money Market Portfolios, for the fiscal year ended June 30, 1996 are incorporated by reference into Part B (the Statement of Additional Information) and are a part of the PCS Cash Fund, Inc.'s June 30, 1996 Annual Report to Shareholders. The financial statements incorporated by reference into Part B are:

       1.     Statement of Net Assets
       2.     Statements of Operations
       3.     Statements of Changes in Net Assets
       4.     Financial Highlights
       5.     Notes to Financial Statements
       6.     Report of Independent Accountants

  (B)  EXHIBITS

  1    (a)  Articles of Amendment and Restatement are incorporated by reference to Post Effective Amendment No. 10 to the Registrant's
            Registration Statement on Form N-1A (File Nos. 33- 51294 and
            811-7140), as filed with the SEC via EDGAR on October 4, 1995.

       (b) Articles Supplementary (adding Registrant's High Yield, U.S. Real Estate and Japanese Equity Funds) to the Amended and Restated Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

       (c) Articles Supplementary (adding Registrant's Government Obligations Money Market and Tax-Free Money Market Funds)to the Amended and Restated Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

       (d) Articles Supplementary (adding Registrant's Global Equity, Emerging Markets Debt, Mid Cap Growth, Equity Growth and Value Funds) to the Amended and Restated Articles of Incorporation are filed herewith.

  2 Amended and Restated By-laws are incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

  3    Not applicable.

  4 Registrant's Forms of Specimen Securities were previously filed and are incorporated herein by reference.

  5    (a)  Investment Advisory Agreement between Registrant and Morgan
            Stanley Asset Management Inc. with respect to the Morgan
            Stanley Money Market Fund, the Morgan Stanley Global Fixed
            Income Fund and the Morgan Stanley Global Equity Allocation
            Fund is incorporated by reference to Post-Effective Amendment
            No. 10 to the Registrant's Registration Statement on Form N-1A
            (File Nos. 33-51294 and 811-7140), as filed with the SEC via
            EDGAR on October 4, 1995.

       (b) Investment Advisory Agreement between Registrant and Miller Anderson & Sherrerd, LLP with respect to the Morgan Stanley Mid Cap Growth Fund and the Morgan Stanley Value Fund is filed herewith.


       (c) Amended Schedule A and Supplement to Investment Advisory Agreement between Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Asian Growth Fund and Small Cap Value Equity Fund (currently the American Value
            Fund)) is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.


       (d) Supplement to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Worldwide High Income Fund) is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.


       (e) Supplement to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Growth and Income Fund, European Equity Fund, Latin American Fund and Emerging Markets Fund) is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's

            Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.


       (f) Supplement to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Aggressive Equity Fund) is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.


       (g) Form of Supplement to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's International Magnum, Japanese Equity, U.S. Real Estate and High Yield Funds) is incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on September 23, 1996.


       (h) Supplements to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's U.S. Real Estate and High Yield Funds) are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.


       (i) Form of Supplement to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Tax-Free Money Market Fund) is incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on July 9, 1996.


       (j) Supplements to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Government Obligations and Money Market Funds) are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.


       (k) Supplements to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management, Inc. (adding Registrant's Global Equity, Emerging Markets Debt and
            Equity Growth Funds) are filed herewith.


  6 Distribution Agreement between Registrant and Van Kampen American Capital Distributors, Inc. is filed herewith.

  7    Not applicable.

  8    (a)  Registrant's Mutual Fund Custody Agreement with the Chase
            Manhattan Bank, N.A. dated March 11, 1994 is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-
            51294 and 811-7140), as filed with the SEC via EDGAR on October
            30, 1995.

       (b)  Registrant's Custody Agreement (Global) with Morgan Stanley
            Trust Company dated January 4, 1993 is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as amended, as filed with the SEC via EDGAR on October 30, 1995.

       (c) Registrant's Custody Agreement with PNC Bank, N.A. (with respect to the Money Market Funds) is incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

  9    (a)  Administration Agreement between Registrant and Morgan Stanley
            Asset Management Inc. (the "MSAM Administration Agreement") is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos.
            33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995 and as amended by Addendum to such Agreement incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos.
            33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

       (b) Administration Agreement between Registrant and Miller Anderson & Sherrerd, LLP (the "MAS Administration Agreement") is filed herewith.


       (c) Sub-Administration Agreement between Morgan Stanley Asset Management Inc. and The Chase Manhattan Bank is filed herewith.


       (d) Sub-Administration Agreement between Miller Anderson & Sherrerd, LLP and The Chase Manhattan Bank is filed herewith.


       (e) Amended Schedule A and Amended Administration Agreement between Registrant and Morgan Stanley Asset Management Inc. with respect to the Morgan Stanley Asian

            Growth Fund and Morgan Stanley Small Cap Value Equity Fund (currently the Morgan Stanley American Value Fund) is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.


       (f) Sub-Transfer Agent Agreement among Morgan Stanley Asset Management Inc., Chase Global Funds Services Company and PFPC, Inc. is incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.


       (g) Sub-Transfer Agent Agreement between Morgan Stanley Asset Management Inc. and ACCESS Investor Services, Inc. is filed herewith.


       (h) Sub-Transfer Agent Agreement between Miller Anderson & Sherrerd, LLP and ACCESS Investor Services, Inc. is filed herewith.

  10 Opinion of Counsel is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

  11   (a)  Consent of Price Waterhouse LLP, Independent Accountants is filed herewith.

       (b) Consent of Coopers & Lybrand L.L.P., Independent Accountants is filed herewith.

  12   Not applicable.

  13 Purchase Agreement is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

  14   Not applicable.

  15   (a)  Amended and Restated Plan of Distribution Pursuant to Rule 12b-1
            for shares of the Morgan Stanley Money Market Fund ("Money Market
            Plan") is filed herewith. The following Rule 12b-1 distribution plans have been omitted because they are substantially identical to the Money Market Plan and differ from the Money Market Plan only in references to the Investment Fund to which the plan relates:
            Morgan Stanley Government Obligations Money Market Fund.

       (b) Form of Plan of Distribution Pursuant to Rule 12b-1 for shares of the Morgan Stanley Tax-Free Money Market Fund is filed herewith.

       (c) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A Shares (the "Class A Plan") of the Morgan Stanley Global Fixed Income Fund is filed herewith. The following plans have been omitted because they are substantially identical to the Class A Plan and differ from the Class A Plan only in references to the Investment Fund to which the plan relates: Morgan Stanley Asian Growth Fund, Morgan Stanley Small Cap Value Equity Fund (currently the Morgan Stanley American Value Fund), Morgan Stanley Worldwide High Income Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund, Morgan Stanley Global Equity
            Allocation Fund, Morgan Stanley High Yield Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley International Magnum Fund,
            Morgan Stanley Aggressive Equity Fund.

       (d) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A Shares (the "Class A Plan") of the Morgan Stanley Japanese Equity Equity Fund is filed herewith. The following plans have been omitted because they are substantially identical to the Class A Plan and differ from the Class A Plan only in references to the Investment Fund to which the plan relates: Morgan Stanley European Equity Fund, Morgan Stanley Growth and Income Fund.


       (e) Plan of Distribution Pursuant to Rule 12b-1 for Class A Shares (the "Class A Plan") of the Morgan Stanley Global Equity Fund is filed herewith. The following plans have been omitted because they are substantially identical to the Class A Plan and differ from the Class A Plan only in references to the Investment Fund to which the plan relates: Morgan Stanley Emerging Markets Debt Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley Equity Growth Fund, Morgan Stanley Value Fund.

       (f) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for Class B and Class C shares (the "Class B and Class C Plan") relating to the Morgan Stanley Global Fixed Income Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley Small Cap Value Equity Fund (currently the Morgan Stanley American Value Fund), Morgan Stanley Worldwide High Income Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley High Yield Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley International Magnum Fund and Morgan Stanley Aggressive Equity Fund is filed herewith.

       (g) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B and Class C shares (the "Class B and Class C Plan") relating to the Morgan Stanley Japanese Equity Fund, Morgan Stanley European Equity Fund and Morgan Stanley Growth and Income Fund is filed herewith.

 16 Schedules of Computation of Performance Information is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-
       7140), as filed with the SEC via EDGAR on October 30, 1995.

 18    Registrant's Rule 18f-3 Multiple Class Plan is filed herewith.

 24 Powers of Attorney are incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

 27 Financial data schedules for the fiscal year ended June 30, 1996, are filed herewith.

ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

       No person is controlled by or under common control with the Registrant.

ITEM 26.    NUMBER OF HOLDERS OF SECURITIES

       The following information is given as of December 11, 1996.


                                                                     Number of
       Title of Class                                             Record Holders
       --------------                                            ---------------

       Morgan Stanley Global Equity Allocation Fund-Class A.....            4256
       Morgan Stanley Global Equity Allocation Fund-Class B.....            2006

       Morgan Stanley Global Equity Allocation Fund-Class C....             4989
       Morgan Stanley Global Fixed Income Fund-Class A.........              341
       Morgan Stanley Global Fixed Income Fund-Class B.........               61
       Morgan Stanley Global Fixed Income Fund-Class C.........              199
       Morgan Stanley Asian Growth Fund-Class A................            19969
       Morgan Stanley Asian Growth Fund-Class B................             6834
       Morgan Stanley Asian Growth Fund-Class C................            13680
       Morgan Stanley Emerging Markets Fund-Class A............             4089
       Morgan Stanley Emerging Markets Fund-Class B............             1596
       Morgan Stanley Emerging Markets Fund-Class C............             3611
       Morgan Stanley Latin American Fund-Class A..............             1084
       Morgan Stanley Latin American Fund-Class B..............              210
       Morgan Stanley Latin American Fund-Class C..............              588
       Morgan Stanley European Equity Fund-Class A.............
       Morgan Stanley European Equity Fund-Class B.............
       Morgan Stanley European Equity Fund-Class C.............
       Morgan Stanley American Value Fund-Class A..............             1255
       Morgan Stanley American Value Fund-Class B..............              274
       Morgan Stanley American Value Fund-Class C..............             1342
       Morgan Stanley Worldwide High Income Fund-Class A.......             1982
       Morgan Stanley Worldwide High Income Fund-Class B.......             2240
       Morgan Stanley Worldwide High Income Fund-Class C.......             1676
       Morgan Stanley Aggressive Equity Fund-Class A...........              358
       Morgan Stanley Aggressive Equity Fund-Class B...........              238
       Morgan Stanley Aggressive Equity Fund-Class C...........              206
       Morgan Stanley Growth and Income Fund-Class A...........
       Morgan Stanley Growth and Income Fund-Class B...........
       Morgan Stanley Growth and Income Fund-Class C...........
       Morgan Stanley High Yield Fund-Class A..................               38
       Morgan Stanley High Yield Fund-Class B..................               82
       Morgan Stanley High Yield Fund-Class C..................               54
       Morgan Stanley U.S. Real Estate Fund-Class A............              199
       Morgan Stanley U.S. Real Estate Fund-Class B............              113
       Morgan Stanley U.S. Real Estate Fund-Class C............               70
       Morgan Stanley International Magnum Fund-Class A........               91
       Morgan Stanley International Magnum Fund-Class B........              175
       Morgan Stanley International Magnum Fund-Class C........               46
       Morgan Stanley Japanese Equity Fund-Class A.............                0
       Morgan Stanley Japanese Equity Fund-Class B.............                0
       Morgan Stanley Japanese Equity Fund-Class C.............                0
       Morgan Stanley Money Market Fund........................                0
       Morgan Stanley Government Obligations Money Market Fund.                0
       Morgan Stanley Tax-Free Money Market Fund...............                0
       Morgan Stanley Value Fund - Class A.....................                0
       Morgan Stanley Value Fund - Class B.....................                0
       Morgan Stanley Value Fund - Class C.....................                0
       Morgan Stanley Equity Growth Fund - Class A.............                0
       Morgan Stanley Equity Growth Fund - Class B.............                0
       Morgan Stanley Equity Growth Fund - Class C.............                0
       Morgan Stanley Global Equity Fund - Class A.............                0
       Morgan Stanley Global Equity Fund - Class B.............                0
       Morgan Stanley Global Equity Fund - Class C.............                0
       Morgan Stanley Emerging Markets Debt - Class A..........                0
       Morgan Stanley Emerging Markets Debt - Class B..........                0
       Morgan Stanley Emerging Markets Debt - Class C..........                0


ITEM 27.  INDEMNIFICATION

          Reference is made to Article SEVEN of the Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Reference is made to the caption "Management of the Fund--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Management of the Fund" in Part B of this Registration Statement.

          Listed below are the officers and Directors of Morgan Stanley Asset Management Inc. ("MSAM"). The information as to any other business, profession, vocation, or employment of a substantial nature engaged in by the Chairman, President and Directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by MSAM pursuant to the Advisers Act (SEC File No. 801-15757).

DIRECTORS

James M. Allwin                   Director
Barton M. Biggs                   Director
Gordon S. Gray                    Director
Peter A. Nadosy                   Director
Dennis G. Sherva                  Director


OFFICERS

Barton M. Biggs                   Chairman
                                  Managing Director
Peter A. Nadosy                   Vice Chairman
                                  Managing Director
James M. Allwin                   President
                                  Managing Director
John R. Alkire                    Managing Director (MSAM) - Toyko
P. Dominic Caldecott              Managing Director (MSAM) - UK
A. Macdonald Caputo               Managing Director
Ean Wah Chin                      Managing Director (MSAM) -
                                   Singapore
Garry B. Crowder                  Managing Director
Madhav Dhar                       Managing Director
Kurt A. Feuerman                  Managing Director
Paul B. Ghaffari                  Managing Director
Gordon S. Gray                    Managing Director
Marianne Laing Hay                Managing Director
Gary D. Latainer                  Managing Director
Mahmoud A. Mamdani                Managing Director
Robert L. Meyer                   Managing Director
Russell C. Platt                  Managing Director
Robert A. Sargent                 Managing Director (MSAM) - UK
Bidyut C. Sen                     Managing Director
Vinod R. Sethi                    Managing Director
Dennis G. Sherva                  Managing Director
James L. Tanner                   Managing Director (MSAM) - UK
Richard G. Woolworth, Jr.         Managing Director
Debra M. Aaron                    Principal
Warren Ackerman III               Principal
Robert E. Angevine                Principal
Suzanne S. Akers                  Principal
Gerald P. Barth-Wehrenaip         Principal
Theodore R. Bigman                Principal
Francine J. Bovich                Principal
Stuart J. M. Breslow              Principal
Andrew C. Brown                   Principal (MSAM) - UK
Jeffrey P. Brown                  Principal
Frances Campion                   Principal (MSAM) - UK
Terence P. Carmichael             Principal
Arthur Certosimo                  Principal

Stephen C. Cordy                  Principal
Jacqueline A. Day                 Principal (MSAM) - UK
Raye L. Dube                      Principal
Abigail Jones Feder               Principal
Eugene Flood, Jr.                 Principal
Thomas C. Frame                   Principal
James Wayne Grisham               Principal
Perry E. Hall II                  Principal
Ruth A. Hughes-Guden              Principal
Margaret Kinsley Johnson          Principal
Michael F. Klein                  Principal
Michael B. Kushma                 Principal
Khoon-Min Lim                     Principal
Marianne J. Lippmann              Principal
Yvonne Longley                    Principal (MSAM) - UK
Andrew Mack                       Principal (MSAM) - UK
Gary J. Mangino                   Principal
Jeffrey Margolis                  Principal
M. Paul Martin                    Principal
Walter Maynard, Jr.               Principal
Margaret P. Naylor                Principal (MSAM) - UK
Yoshiro Okawa                     Principal (MSAM) - Tokyo
Warren Olsen                      Principal
Christopher G. Petrow             Principal
Narayan Ramachandran              Principal
Gail Hunt Reeke                   Principal
Christine I. Reilly               Principal
Stefano Russo                     Principal (MSAM) - Milan
Bruce R. Sandberg                 Principal
Kiat Seng Seah                    Principal (MSAM) - Singapore
Stephen C. Sexauer                Principal
Robert M. Smith                   Principal
Kunihiko Sugio                    Principal (MSAM) - Tokyo
Ann D. Thivierge                  Principal
Philip W. Winters                 Principal
Alford E. Zick, Jr.               Principal
Maryann Savadelis Agre            Vice President
Peter Aliprantis                  Vice President
Jeffrey Alvino                    Vice President
Alistair Anderson                 Vice President
William S. Auslander              Vice President
Kimberly L. Austin                Vice President
Marshall T. Bassett               Vice President
Christopher Blair                 Vice President
Richard Boon                      Vice President
Geraldine Boyle                   Vice President
Paul Boyne                        Vice President
L. Kenneth Brooks                 Vice President
Jonathan Paul Buckeridge          Vice President (MSAM) - Melbourne
Carl Kuo-Wei Chien                Vice President (MSAM) - Hong Kong
Lori A. Cohane                    Vice President
James Colmenares                  Vice President
Kate Cornish-Bowden               Vice President (MSAM) - UK
Nikhil Dhaon                      Vice President
Christine H. du Bois              Vice President
Richard S. Farden                 Vice President
Daniel E. Fox                     Vice President
Karen T. Frost                    Vice President (MSAM) - UK
Lisa Gallo                        Vice President
Josephine M. Glass                Vice President
Charles A. Golden                 Vice President
Dimitri Goulandris                Vice President
James A. Grasselino               Vice President

Kenneth John Greig                Vice President (MSAM) - UK
Maureen A. Grover                 Vice President
Michael Hewett                    Vice President
Kenneth R. Holley                 Vice President
Holly D. Hopps                    Vice President
Etsuko Fuseya Jennings            Vice President
Donald B. Johnston                Vice President
Jaideep Khanna                    Vice President
Peter L. Kirby                    Vice President
George Koshy                      Vice President
Paul Koske                        Vice President
Daniel R. Lascano                 Vice President
Arthur J. Lev                     Vice President
Valerie Y. Lewis                  Vice President
Jane Likins                       Vice President (MSAM) - UK
William David Lock                Vice President (MSAM) - UK
Gordon W. Loery                   Vice President
Paula J. Morgan                   Vice President (MSAM) - UK
Nancy Morton                      Vice President
Clare K. Mutone                   Vice President
Terumi Nagata                     Vice President (MSAM) - Tokyo
Bradley Okita                     Vice President
Martin O. Pearce                  Vice President (MSAM) - UK
Alexander A. Pena                 Vice President
Anthony J. Pesce                  Vice President
David J. Polansky                 Vice President
Karen Post                        Vice President
Akash Prakash                     Vice President (MSAM) - Muabai
Gregg A. Robinson                 Vice President
Gerald D. Rubin                   Vice President
Donald P. Ryan                    Vice President
Neil Siegel                       Vice President
Ashutosh Sinha                    Vice President
Andy B. Skov                      Vice President
Michael James Smith               Vice President (MSAM) - UK
Kim I. Spellman                   Vice President
Joseph P. Stadler                 Vice President
Christian K. Stadlinger           Vice President
Catherine Steinhardt              Vice President
Ram K. Sundaram                   Vice President
Keiko Tamaki-Kuroda               Vice President
Shunso Tatsumi                    Vice President
Louise Teeple                     Vice President
Joseph Y.S. Tern                  Vice President (MSAM) Singapore
Landon Thomas                     Vice President
Richard Boon Hwee Toh             Vice President (MSAM) Singapore
K.N. Vaidyanathan                 Vice President (MSAM) Muabai
Dennis J. Walsh                   Vice President
Jacob Walthour                    Vice President
Kevin V. Wasp                     Vice President
Patricia Woo                      Vice President
Harold J. Schaaff, Jr.            Principal
                                  General Counsel and Secretary
Eileen K. Murray                  Treasurer
Madeline D. Barkhorn              Assistant Secretary
Charlene R. Herzer                Assistant Secretary

          In addition, MSAM acts as investment adviser to the following registered investment companies: American Advantage International Equity Fund; The Brazilian Investment Fund, Inc.; The Enterprise Group of Funds, Inc.
- Tax-Exempt Income Portfolio; Fortis Series Fund, Inc. - Global Asset Allocation Series; Fountain Square International Equity Fund; General American Capital Company; The Latin American Discovery Fund, Inc.; certain portfolios of The Legends Fund, Inc.; The Malaysia Fund, Inc.; Morgan Stanley Africa Investment Fund, Inc.; Morgan Stanley Asia-Pacific Fund, Inc.; Morgan Stanley Emerging Markets Debt Fund, Inc.; Morgan Stanley Emerging Markets Fund, Inc.; Morgan Stanley European Emerging Markets Fund, Inc.; all funds of the Morgan Stanley Fund, Inc.; Morgan Stanley Global Opportunity Bond Fund, Inc.; The Morgan Stanley High Yield Fund, Inc.; Morgan Stanley India Investment Fund, Inc.; Morgan Stanley Institutional Fund, Inc.; The Pakistan Investment Fund, Inc.; PCS Cash Fund, Inc.; Principal Aggressive Growth Fund, Inc.; Principal Asset Allocation Fund, Inc.; certain portfolios of Sun America Series Trust; SEI Institutional Managed Trust - Balanced Portfolio; The Thai Fund, Inc. and The Turkish Investment Fund, Inc.

ITEM 29.  PRINCIPAL UNDERWRITERS

          Morgan Stanley & Co. Incorporated ("MS&Co.") is distributor for Morgan Stanley Institutional Fund, Inc., Morgan Stanley Fund, Inc., and PCS Cash Fund, Inc. The information required by this Item 29 with respect to each Director and officer of MS&Co. is incorporated by reference to Schedule A of Form BD filed by MS&Co. pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-15869).

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of the Registrant; Registrant's Transfer Agent and Sub-Administrator, Chase Global Funds Services Company, 73 Tremont Street, P.O. Box 2798, Boston, Massachusetts 02208-2798; Registrant's Sub-Transfer Agent, PFPC, Inc. 400 Bellevue Parkway, Wilmington, Delaware 19809; and the Registrant's custodian banks, including sub-custodians.

ITEM 31.  MANAGEMENT SERVICES

          Morgan Stanley Asset Management Inc. ("MSAM") has entered into a Chase Administration Agreement with The Chase Manhattan Bank, N.A. ("Chase"), successor in interest to United States Trust Company of New York (which is incorporated herein by reference to Exhibit No. 9(b) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement) pursuant to which Chase will provide the following services to the Registrant: (i) managing, administering and conducting the general business activities of the Registrant, other than those which are contracted to third parties; (ii) providing personnel and facilities to perform the foregoing; (iii) accounting services, including the preparation of statements and reports; (iv) transfer agent services, including processing correspondence from shareholders, recording transfers, issuing stock certificates and handling checks; (v) handling dividends and distributions, including disbursing, withholding and tax reporting; and (vi) providing office facilities, statistical and research data, office supplies and assisting the Registrant to comply with regulatory developments.

ITEM 32.  UNDERTAKINGS


          1. Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Morgan Stanley Japanese Equity Fund, Morgan Stanley Growth and Income Fund, Morgan Stanley European Equity Fund, Morgan Stanley Money Market Fund, Morgan Stanley Tax-Free Money Market Fund, Morgan Stanley Government Obligations Money Market Fund, Morgan Stanley Value Fund, Morgan Stanley Equity Growth Fund, Morgan Stanley Global Equity Fund, Morgan Stanley Emerging Markets Debt Fund, and Morgan Stanley Mid Cap Growth Fund within four to six months of their effective date or the commencement of operations of each such Investment Fund, whichever is later.


          2. Registrant hereby undertakes that whenever a Shareholder or Shareholders who meet the requirements of Section 16(c) of the 1940 Act inform the Board of Directors of his or their desire to communicate with other Shareholders of the Fund, the Directors will inform such Shareholder(s) as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

          3. Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders, upon request and without charge.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 31st day of December, 1996.

                                       MORGAN STANLEY FUND, INC.

                                       By:   /s/ Warren J. Olsen
                                            ----------------------
                                            Warren J. Olsen
                                            President and Director


          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                   Date

/s/ Warren J. Olsen                Director, President     December 31, 1996
-----------------------------      (Principal Executive    -----------------
Warren J. Olsen                    Officer)


*/s/ Barton M. Biggs               Director (Chairman)     December 31, 1996
------------------------------                             -----------------
Barton M. Biggs

*/s/ Fergus Reid                   Director                December 31, 1996
-----------------------------                              -----------------
Fergus Reid

*/s/ Frederick O. Robertshaw       Director                December 31, 1996
-----------------------------                              -----------------
Frederick O. Robertshaw

*/s/ Andrew McNally IV             Director                December 31, 1996
-----------------------------                              -----------------
Andrew McNally IV

*/s/ John D. Barrett II            Director                December 31, 1996
-----------------------------                              -----------------
John D. Barrett II

*/s/ Gerard E. Jones               Director                December 31, 1996
-----------------------------                              -----------------
Gerard E. Jones

*/s/ Samuel T. Reeves              Director                December 31, 1996
-----------------------------                              -----------------
Samuel T. Reeves

*/s/ Frederick B. Whittemore       Director                December 31, 1996
-----------------------------                              -----------------
Frederick B. Whittemore

*/s/ James R. Rooney               Treasurer               December 31, 1996
-----------------------------      (Principal              -----------------
James R. Rooney                    Accounting Officer)

*By: /s/ Warren J. Olsen
     -----------------------
     Warren J. Olsen
     Attorney-In-Fact

                                EXHIBIT INDEX

          1    (a)  Articles of Amendment and Restatement are incorporated by reference to Post Effective Amendment No. 10 to the Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-51294 and 811-
                    7140), as filed with the SEC via EDGAR on October 4, 1995.

               (b)  Articles Supplementary (addding Registrant's High Yield, U.S.
                    Real Estate and Japanese Equity Funds) to the Amended and
                    Restated Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File
                    Nos. 33-51294 and 811-7140), as filed with the SEC via
                    EDGAR on October 18, 1996.

               (c)  Articles Supplementary (adding Registrant's Government
                    Obligations Money Market and Tax-Free Money Market Funds)to the
                    Amended and Restated Articles of Incorporation are
                    incorporated by reference to Post-Effective Amendment No.
                    16 to the Registrant's Registration Statement on Form
                    N-1A (File Nos. 33-51294 and 811-7140), as filed with the
                    SEC via EDGAR on October 18, 1996.

EX-99.1d       (d)  Articles Supplementary (adding Registrant's Global Equity,
                    Emerging Markets Debt, Mid Cap Growth, Equity Growth and
                    Value Funds) to the Amended and Restated Articles of Incorporation
                    are filed herewith.

          2    Amended and Restated By-laws are incorporated by reference to Post-
               Effective Amendment No. 10 to the Registrant's Registration
               Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

          3    Not applicable.

          4 Registrant's Forms of Specimen Securities were previously filed and are incorporated herein by reference.

          5    (a)  Investment Advisory Agreement between Registrant and Morgan
                    Stanley Asset Management Inc. with respect to the Morgan
                    Stanley Money Market Fund, the Morgan Stanley Global Fixed
                    Income Fund and the Morgan Stanley Global Equity Allocation
                    Fund is incorporated by reference to Post-Effective Amendment
                    No. 10 to the Registrant's Registration Statement on Form N-1A
                    (File Nos. 33-51294 and 811-7140), as filed with the SEC via
                    EDGAR on October 4, 1995.

EX-99.5b       (b)  Investment Advisory Agreement between Registrant and Miller
                    Anderson & Sherrerd, LLP with respect to the Morgan Stanley Mid
                    Cap Growth Fund and the Morgan Stanley Value Fund is filed herewith.


               (c)  Amended Schedule A and Supplement to Investment Advisory
                    Agreement between Registrant and Morgan Stanley Asset
                    Management Inc. (adding Registrant's Asian Growth Fund and
                    Small Cap Value Equity Fund (currently the American Value
                    Fund)) is incorporated by reference to Post-Effective Amendment
                    No. 10 to the Registrant's Registration Statement on Form N-1A
                    (File Nos. 33-51294 and 811-7140), as filed with the SEC via
                    EDGAR on October 4, 1995.


               (d)  Supplement to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Worldwide High Income Fund) is incorporated by reference to Post-Effective Amendment No. 10 to the
                    Registrant's Registration Statement on Form N-1A (File Nos. 33-
                    51294 and 811-7140), as filed with the SEC via EDGAR on October
                    4, 1995.


               (e)  Supplement to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Growth and Income Fund, European Equity Fund,
                    Latin American Fund and Emerging Markets Fund) is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's



                    Registration Statement on Form N-1A (File Nos. 33-51294 and
                    811-7140), as filed with the SEC via EDGAR on October 4, 1995.

               (f)  Supplement to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Aggressive Equity Fund) is incorporated by
                    reference to Post-Effective Amendment No. 10 to the
                    Registrant's Registration Statement on Form N-1A (File Nos. 33-
                    51294 and 811-7140), as filed with the SEC via EDGAR on October
                    4, 1995.


               (g)  Form of Supplement to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's International Magnum, Japanese Equity, U.S. Real
                    Estate and High Yield Funds) is incorporated by reference to
                    Post-Effective Amendment No. 15 to the Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as
                    filed with the SEC via EDGAR on September 23, 1996.


               (h)  Supplements to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's U.S. Real Estate and High Yield Funds) are incorporated by reference to Post-Effective Amendment No.
                    16 to the Registrant's Registration Statement on Form
                    N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.


               (i)  Form of Supplement to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Tax-Free Money Market Fund) is incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-51294 and
                    811-7140), as filed with the SEC via EDGAR on July 9, 1996.


               (j)  Supplements to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Government Obligations and Money Market
                    Funds) are incorporated by reference to Post-Effective
                    Amendment No. 16 to the Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.


EX-99.5k       (k)  Supplements to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Global Equity, Emerging Markets Debt and Equity
                    Growth Funds) are filed herewith.


EX-99.6   6    Distribution Agreement between Registrant and Van Kampen American
               Capital Distributors, Inc. is filed herewith.

          7    Not applicable.

          8    (a)  Registrant's Mutual Fund Custody Agreement with the Chase
                    Manhattan Bank, N.A. dated March 11, 1994 is incorporated by reference to Post-Effective Amendment No. 11 to the
                    Registrant's Registration Statement on Form N-1A (File Nos. 33-
                    51294 and 811-7140), as filed with the SEC via EDGAR on October
                    30, 1995.

               (b)  Registrant's Custody Agreement (Global) with Morgan Stanley
                    Trust Company dated January 4, 1993 is incorporated by
                    reference to Post-Effective Amendment No. 11 to the
                    Registrant's Registration Statement on Form N-1A (File Nos. 33-
                    51294 and 811-7140), as amended, as filed with the SEC via EDGAR on
                    October 30, 1995.

               (c) Registrant's Custody Agreement with PNC Bank, N.A. (with respect to the Money Market Funds) is incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File
                    Nos. 33-51294 and 811-7140), as filed with the SEC via
                    EDGAR on October 18, 1996.

           9   (a)  Administration Agreement between Registrant and Morgan Stanley
                    Asset Management Inc. (the "MSAM Administration Agreement") is
                    incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos.
                    33-51294 and 811-7140), as filed with the SEC via EDGAR on
                    October 30, 1995 and as amended by Addendum to such
                    Agreement incorporated by reference to Post-Effective
                    Amendment No. 16 to the Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-51294 and 811-7140),
                    as filed with the SEC via EDGAR on October 18, 1996.

EX-99.9b       (b)  Administration Agreement between Registrant and Miller Anderson &
                    Sherrerd, LLP (the "MAS Administration Agreement") is filed herewith.


EX-99.9c       (c)  Sub-Administration Agreement between Morgan Stanley Asset Management
                    Inc. and The Chase Manhattan Bank is filed herewith.


EX-99.9d       (d)  Sub-Administration Agreement between Miller Anderson & Sherrerd, LLP and The Chase Manhattan Bank is filed herewith.


               (e)  Amended Schedule A and Amended Administration Agreement between
                    Registrant and Morgan Stanley Asset Management Inc. with
                    respect to the Morgan Stanley Asian



                    Growth Fund and Morgan Stanley Small Cap Value Equity Fund
                    (currently the Morgan Stanley American Value Fund) is
                    incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos.
                    33-51294 and 811-7140), as filed with the SEC via EDGAR on
                    October 30, 1995.

               (f)  Sub-Transfer Agent Agreement among Morgan Stanley Asset
                    Management Inc., Chase Global Funds Services Company and PFPC,
                    Inc. is incorporated by reference to Post-Effective
                    Amendment No. 16 to the Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.


EX-99.9g       (g)  Sub-Transfer Agent Agreement between Morgan Stanley Asset
                    Management Inc. and ACCESS Investor Services, Inc. is filed herewith.


EX-99.9h       (h)  Sub-Transfer Agent Agreement between Miller Anderson &
                    Sherrerd, LLP and ACCESS Investor Services, Inc. is filed
                    herewith.


          10   Opinion of Counsel is incorporated by reference to Post-Effective
               Amendment No. 11 to the Registrant's Registration Statement on Form
               N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via
               EDGAR on October 30, 1995.

EX-99.11a 11   (a)  Consent of Price Waterhouse LLP, Independent Accountants is filed herewith.

EX-99.11b      (b)  Consent of Coopers & Lybrand L.L.P., Independent Accountants is
                    filed herewith.

          12   Not applicable.

          13   Purchase Agreement is incorporated by reference to Post-Effective
               Amendment No. 11 to the Registrant's Registration Statement on Form
               N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via
               EDGAR on October 30, 1995.

          14   Not applicable.

EX-99.15a 15   (a)  Amended and Restated Plan of Distribution Pursuant to Rule 12b-1
                    for shares of the Morgan Stanley Money Market Fund ("Money Market
                    Plan") is filed herewith.  The following Rule 12b-1 distribution plans have been omitted because they are substantially identical to the Money Market Plan and differ from the Money Market Plan only in references to the Investment Fund to which the plan relates:
                    Morgan Stanley Government Obligations Money Market Fund.

EX-99.15b      (b)  Form of Plan of Distribution Pursuant to Rule 12b-1 for shares of the Morgan Stanley Tax-Free Money Market Fund is filed herewith.

EX-99.15c      (c)  Form of Plan of Distribution Pursuant to Rule 12b-1 for
                    Class A Shares (the "Class A Plan") of the Morgan Stanley Global Fixed
                    Income Fund is filed herewith.  The following plans have been omitted because they are substantially identical to the Class A Plan and differ from the Class A Plan only in references to the
                    Investment Fund to which the plan relates:  Morgan Stanley Asian
                    Growth Fund, Morgan Stanley Small Cap Value Equity Fund (currently the Morgan Stanley American Value Fund), Morgan Stanley Worldwide
                    High Income Fund, Morgan Stanley Emerging Markets Fund, Morgan
                    Stanley Latin American Fund, Morgan Stanley Global Equity Allocation
                    Fund, Morgan Stanley High Yield Fund, Morgan Stanley U.S. Real Estate
                    Fund, Morgan Stanley International Magnum Fund, Morgan Stanley
                    Aggressive Equity Fund.



EX-99.15d      (d)  Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A
                    Shares (the "Class A Plan") of the Morgan Stanley Japanese Equity
                    Fund is filed herewith. The following plans have been omitted because they are substantially identical to the Class A Plan and differ from the Class A Plan only in references to the Investment
                    Fund to which the plan relates: Morgan Stanley European Equity Fund,
                    Morgan Stanley Growth and Income Fund.

EX-99.15e      (e)  Plan of Distribution Pursuant to Rule 12b-1 for Class A Shares
                    (the "Class A Plan") of the Morgan Stanley Global Equity Fund is
                    filed herewith.  The following plans have been omitted because they are substantially identical to the Class A Plan and differ from the
                    Class A Plan only in references to the Investment Fund to which the plan relates:  Morgan Stanley Emerging Markets Debt Fund, Morgan
                    Stanley Mid Cap Growth Fund, Morgan Stanley Equity Growth Fund,
                    Morgan Stanley Value Fund.


EX-99.15f      (f)  Amended and Restated Plan of Distribution Pursuant to Rule 12b-1
                    for Class B and Class C shares (the "Class B and Class C Plan")
                    relating to the Morgan Stanley Global Fixed Income Fund, Morgan
                    Stanley Asian Growth Fund, Morgan Stanley Small Cap Value Equity
                    Fund (currently the Morgan Stanley American Value Fund), Morgan
                    Stanley Worldwide High Income Fund, Morgan Stanley Emerging Markets
                    Fund, Morgan Stanley Latin American Fund, Morgan Stanley Global
                    Equity Allocation Fund, Morgan Stanley High Yield Fund, Morgan
                    Stanley U.S. Real Estate Fund, Morgan Stanley International Magnum
                    Fund and Morgan Stanley Aggressive Equity Fund is filed herewith.

EX-99.15g      (g)  Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B
                    and Class C shares (the "Class B and Class C Plan") relating to the Morgan Stanley Japanese Equity Fund, Morgan Stanley European
                    Equity and Morgan Stanley Growth and Income Fund is filed herewith.


          16 Schedules of Computation of Performance Information is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File
                Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.


EX-99.18  18    Registrant's Rule 18f-3 Multiple Class Plan is filed herewith.

          24    Powers of Attorney are incorporated by reference to Post-
                Effective Amendment No. 10 to the Registrant's Registration
                Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

EX-99.27  27    Financial data schedules for the fiscal year ended June 30,
                1996, are filed herewith.